FILE NOS. 333‑83423
811‑9491

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
Pre‑Effective Amendment No.	[ ]
Post-Effective Amendment No. 72	[ X ]
and/or

REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940
Amendment No. 73	[ X ]
(Check appropriate box or boxes.)
ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

(Exact Name of Registrant as Specified in Charter)

5701 Golden Hills Drive, Minneapolis, MN	55416
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code	(763) 765‑7453
Erik T. Nelson, Chief Legal Officer
5701 Golden Hills Drive
Minneapolis, MN 55416-1297

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:	April 30, 2021
It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[ X ]	on April 30, 2021 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
(THE “TRUST”)
Prospectus dated April 30, 2021

  AZL® DFA Five-Year Global Fixed Income Fund
  AZL® DFA International Core Equity Fund
  AZL® DFA U.S. Core Equity Fund
  AZL® DFA U.S. Small Cap Fund
  AZL® Enhanced Bond Index Fund
  AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund, Class 1 and Class 2
  AZL® Fidelity Institutional Asset Management® Total Bond Fund, Class 1 and Class 2
  AZL® Gateway Fund

AZL® Government Money Market Fund
AZL® International Index Fund, Class 1 and Class 2
AZL® MetWest Total Return Bond Fund
AZL® Mid Cap Index Fund, Class 1 and Class 2
AZL® Moderate Index Strategy Fund
AZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2
AZL® MSCI Global Equity Index Fund, Class 1 and Class 2
AZL® Russell 1000 Growth Index Fund, Class 1 and Class 2
AZL® Russell 1000 Value Index Fund, Class 1 and Class 2
AZL® S&P 500 Index Fund, Class 1 and Class 2
AZL® Small Cap Stock Index Fund, Class 1 and Class 2
AZL® T. Rowe Price Capital Appreciation Fund

Allianz Investment Management LLC (the “Manager”)
Shares of each Fund are sold exclusively to certain insurance companies in connection with particular variable annuity contracts (each a “Contract” and collectively the “Contracts”) they issue. The insurance companies invest in shares of the Funds in accordance with instructions received from owners of the applicable Contracts.
This Prospectus must be accompanied or preceded by a current prospectus for the Contracts that invest in the Funds.
Questions?
Call toll free at 1‑800‑624‑0197 or contact your investment representative.
The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may contain information on Funds not available under your Contract. Please refer to your Contract prospectus for information regarding the investment options available to you.
AZL® is a registered service mark of Allianz SE. Allianz SE is the ultimate owner of the Manager.

Table of Contents	Allianz VIP Trust

Fund Summaries	3
AZL® DFA Five-Year Global Fixed Income Fund	3
AZL® DFA International Core Equity Fund	8

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® DFA Five-Year Global Fixed Income Fund

FUND SUMMARIES
AZL® DFA FIVE-YEAR GLOBAL FIXED INCOME FUND

Investment Objective
The Fund seeks to provide a market rate of return for a fixed income portfolio with low relative volatility of returns, and seeks to focus the eligible universe on securities with relatively less expected upward or downward movement in market value.

Fees and Expenses
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.60%
Distribution (12b‑1) Fees	0.25%
Other Expenses	0.08%

Total Annual Fund Operating Expenses	0.93%
Fee Waiver(1)	-0.10%

Total Annual Fund Operating Expenses After Fee Waiver(1)	0.83%

(1)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.50% through at least April 30, 2022, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$85	$286	$505	$1,134
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

Investments, Risks, and Performance
Principal Investment Strategies of the Fund
The Fund seeks to achieve its investment objective by generally investing in a universe of U.S. and foreign debt securities maturing in five years or less from the date of settlement. The Fund primarily invests in obligations

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® DFA Five-Year Global Fixed Income Fund

issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. At the present time, the Subadviser of the Fund expects that most investments will be made in the obligations of issuers which are in developed countries. However, in the future, the Subadviser may consider investing in issuers located in other countries as well. The fixed income securities in which the Fund invests are considered investment grade at the time of purchase, as rated by at least one major rating agency, or determined by the Subadviser to be of similar quality. Under normal market conditions, the Fund intends to invest its assets to gain exposure to issuers of at least three different countries, one of which may be the United States. An issuer may be considered to be of a country if it is organized under the laws of, maintains its principal place of business in, has at least 50% of its assets or derives at least 50% of its operating income in, or is a government, government agency, instrumentality or central bank of, that country. As a non‑fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities that mature within five years from the date of settlement.
It is the policy of the Fund that the weighted average length of maturity of investments will generally not exceed five years. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity range, the Fund will focus investment in the longer-term area, otherwise, the Fund will focus investment in the shorter-term area of the eligible maturity range. The term “expected term premium” means the expected relative return on investment for holding securities having longer-term maturities as compared to securities having shorter-term maturities. The Fund is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities.
The Subadviser will consider factors such as maturity, credit, anticipated transaction costs and market conditions when deciding whether to sell a security. Changes in expected term premium, including whether other investments present a more favorable expected term premium, may cause the Fund to sell securities. If a security which was investment grade at the time of purchase subsequently is downgraded to below investment grade, the Subadviser may, but is not required to, sell the security.
Because many of the Fund’s investments may be denominated in foreign currencies, the Fund may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the Fund between the date a foreign currency forward contract is entered into and the date it expires. The Fund may purchase or sell futures contracts and options on futures contracts, to hedge its currency exposure or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Fund.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject, any of which may adversely affect the Fund’s net asset value (NAV), yield, total return and ability to achieve its investment objective. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® DFA Five-Year Global Fixed Income Fund

•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk – Because the Fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results.

•
Sovereign Debt Risk – Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

•
Foreign Securities Risk – Investing in the securities of non‑U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Treasury Obligations Risk – Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

•
U.S. Government Obligations Risk – Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

•
Repurchase Agreements and Purchase and Sale Contracts Risk – If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

•
Futures Risk – The value of futures contracts depend primarily upon the price of the securities, indexes, commodities, currencies or other instruments underlying them, and the cost of futures may also be related, in part, to the degree of volatility of the underlying instruments. Accordingly, futures on highly volatile underlying instruments may be more expensive than futures on other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•	Credit Risk – The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•	Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the Fund’s returns.

•	Interest Rate Risk – Debt securities held by the Fund may decline in value due to rising interest rates.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® DFA Five-Year Global Fixed Income Fund

•	Income Risk – Falling interest rates may cause the Fund’s income to decline.
Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since its inception compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges, which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q1, 2016)	2.22%
Lowest (Q4, 2016)	-1.78%
Average Annual Total Returns

	One Year Ended December 31, 2020	Five Years Ended December 31, 2020	Since Inception (4/27/2015)
AZL® DFA Five-Year Global Fixed Income Fund	0.57%	1.61%	1.25%
FTSE World Government Bond Index, 1‑5 Years,Currency-Hedged in USD Terms*	3.21%	2.36%	2.12%
*	Reflects no deduction for fees, expenses, or taxes.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® DFA Five-Year Global Fixed Income Fund

Management
Allianz Investment Management LLC serves as the investment adviser to the Fund.
Dimensional Fund Advisors LP serves as the Subadviser to the Fund.
The Fund’s portfolio managers are David A. Plecha, Global Head of Fixed Income Portfolio Management, Senior Portfolio Manager and Vice President, since April 2015, Joseph F. Kolerich, Head of Fixed Income, Americas, Senior Portfolio Manager and Vice President, since April 2015, and Travis A. Meldau, Senior Portfolio Manager and Vice President, since May 2020.
For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 97 in this prospectus.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® DFA International Core Equity Fund

AZL® DFA INTERNATIONAL CORE EQUITY FUND

Investment Objective
The Fund seeks long-term capital appreciation.

Fees and Expenses
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.95%
Distribution (12b‑1) Fees	0.25%
Other Expenses	0.14%

Total Annual Fund Operating Expenses	1.34%

Fee Waiver(1)	-0.20%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.14%

(1)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.75% through at least April 30, 2022, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$116	$405	$715	$1,595
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Investments, Risks, and Performance
Principal Investment Strategies of the Fund
The Fund purchases a broad and diverse group of securities of non‑U.S. companies in developed markets. The Fund invests in companies of all sizes, with increased exposure to smaller capitalization, lower relative price and/or higher profitability companies as compared to their representation in the International Universe. For purposes of this Fund, the Subadviser defines the International Universe as a market capitalization weighted set (e.g., the larger the company, the greater the proportion of the International Universe it represents) of non‑U.S. companies

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® DFA International Core Equity Fund

in developed markets that have been authorized as approved markets for investment by the Subadviser’s Investment Committee. The Fund’s increased exposure to smaller capitalization, lower relative price and/or higher profitability companies may be achieved by decreasing the allocation of the Fund’s assets to larger capitalization, higher relative price or lower profitability companies relative to their weight in the International Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Subadviser may consider additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, the Subadviser considers different ratios, such as that of earnings or profits from operations relative to book value or assets. The criteria the Subadviser uses for assessing relative price and profitability are subject to change from time to time.
The Fund intends to purchase securities of companies associated with developed market countries that the Subadviser has designated as approved markets. As a non‑fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. The Subadviser determines company size on a country or region specific basis and based primarily on market capitalization. The percentage allocation of the assets of the Fund to securities of the largest high relative price companies as defined above will generally be reduced from between 5% and 35% of their percentage weight in the International Universe. The percentage by which the Fund’s allocation to securities of the largest high relative price companies is reduced will change due to market movements and other factors. The Subadviser may also adjust the representation in the Fund of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Subadviser determines to be appropriate. In assessing a company’s investment characteristics, the Subadviser considers ratios such as recent changes in assets divided by total assets. The criteria the Subadviser uses for assessing a company’s investment characteristics are subject to change from time to time.
The Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The Fund also may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Fund.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject, any of which may adversely affect the Fund’s net asset value (NAV), yield, total return and ability to achieve its investment objective. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® DFA International Core Equity Fund

•
Value Stocks Risk – Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

•
Capitalization Risk – Investing in small- to mid‑sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Foreign Securities Risk – Investing in the securities of non‑U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Risks of Investing in Japan – Japan may be subject to political, economic, nuclear, and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy faces several concerns, any of which could negatively affect the value of Japanese investments.

•	Depositary Receipt Risk – Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.

•
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

•
Futures Risk – The value of futures contracts depend primarily upon the price of the securities, indexes, commodities, currencies or other instruments underlying them, and the cost of futures may also be related, in part, to the degree of volatility of the underlying instruments. Accordingly, futures on highly volatile underlying instruments may be more expensive than futures on other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•
Profitability Investment Risk – High relative profitability stocks may perform differently from the market as a whole and following a profitability-oriented strategy may cause the Fund to, at times, underperform equity funds that use other investment strategies.

•
Industrials Sector Risk – Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations may also adversely affect the companies in this sector.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year,

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® DFA International Core Equity Fund

five years and since its inception compare with those of a broad-based measure of market performance, the MSCI EAFE Index (gross div). The Fund’s performance also is compared to the returns of the MSCI World ex‑USA Index, which is relevant to the Fund because it has characteristics similar to the Fund’s investment strategies
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges, which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q2, 2020)	17.14%
Lowest (Q1, 2020)	-26.65%
Average Annual Total Returns

	One Year Ended December 31, 2020	Five Years Ended December 31, 2020	Since Inception (4/27/2015)
AZL® DFA International Core Equity Fund	7.25%	6.76%	4.04%
MSCI EAFE Index*	8.28%	7.97%	4.97%
MSCI World EX‑USA Index*	8.09%	8.19%	4.89%
*	Reflects no deduction for fees, expenses, or taxes.

Management
Allianz Investment Management LLC serves as the investment adviser to the Fund.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® DFA International Core Equity Fund

Dimensional Fund Advisors LP serves as the Subadviser to the Fund.
The Fund’s portfolio managers are Jed S. Fogdall, Global Head of Portfolio Management, Senior Portfolio Manager and Vice President, since April 2015, Bhanu P. Singh, Senior Portfolio Manager and Vice President, since July 2015, Allen Pu, Deputy Head of Portfolio Management, North America, Senior Portfolio Manager and Vice President, since July 2015, Mary T. Phillips, Deputy Head of Portfolio Management, North America, Senior Portfolio Manager and Vice President, since May 2018, and William B. Collins-Dean, Senior Portfolio Manager and Vice President, since May 2019.
For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 97 in this prospectus.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® DFA U.S. Core Equity Fund

AZL® DFA U.S. CORE EQUITY FUND

Investment Objective
The Fund seeks long-term capital appreciation.

Fees and Expenses
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.80%
Distribution (12b‑1) Fees	0.25%
Other Expenses	0.06%

Total Annual Fund Operating Expenses	1.11%
Fee Waiver(1)	-0.26%

Total Annual Fund Operating Expenses After Fee Waiver(1)	0.85%

(1)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.54% through at least April 30, 2022, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$327	$586	$1,328
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Investments, Risks, and Performance
Principal Investment Strategies of the Fund
The Fund purchases a broad and diverse group of securities of U.S. companies. The Fund invests in companies of all sizes, with increased exposure to smaller capitalization, lower relative price and/or higher profitability companies as compared to their representation in the U.S. Universe. The Subadviser generally defines the U.S. Universe as a market capitalization weighted set (e.g., the larger the company, the greater the proportion of the U.S. Universe it represents) of U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Subadviser. The Fund’s increased exposure to smaller capitalization, lower relative

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
13

Fund Summaries	AZL® DFA U.S. Core Equity Fund

price and/or higher profitability companies may be achieved by decreasing the allocation of the Fund’s assets to larger capitalization, higher relative price or lower profitability companies relative to their weight in the U.S. Universe. An equity issuer is considered to have a high relative price (i.e., a growth stock) primarily because it has a high price in relation to its book value. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Subadviser may consider additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, the Subadviser considers different ratios, such as that of earnings or profits from operations relative to book value or assets. The criteria the Subadviser uses for assessing relative price and profitability are subject to change from time to time.
As a non‑fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of U.S. companies. The percentage allocation of the assets of the Fund to securities of the largest U.S. high relative price companies as defined above will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. Universe. The percentage by which the Fund’s allocation to securities of the largest U.S. high relative price companies is reduced will change due to market movements. The Subadviser may also adjust the representation in the Fund of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity, size, relative price, profitability, investment characteristics, and other factors that the Subadviser determines to be appropriate. In assessing a company’s investment characteristics, the Subadviser considers ratios such as recent changes in assets divided by total assets. The criteria the Subadviser uses for assessing a company’s investment characteristics are subject to change from time to time.
The Fund may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Fund.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject, any of which may adversely affect the Fund’s net asset value (NAV), yield, total return and ability to achieve its investment objective. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results.

•
Value Stocks Risk – Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

•
Capitalization Risk – Investing in small- to mid‑sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
14

Fund Summaries	AZL® DFA U.S. Core Equity Fund

•
Technology Sector Risk. Technology companies, including information technology companies, may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

•
Futures Risk – The value of futures contracts depend primarily upon the price of the securities, indexes, commodities, currencies or other instruments underlying them, and the cost of futures may also be related, in part, to the degree of volatility of the underlying instruments. Accordingly, futures on highly volatile underlying instruments may be more expensive than futures on other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•
Profitability Investment Risk – High relative profitability stocks may perform differently from the market as a whole and following a profitability-oriented strategy may cause the Fund to at times underperform equity funds that use other investment strategies.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since its inception compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges, which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
15

Fund Summaries	AZL® DFA U.S. Core Equity Fund

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q2, 2020)	21.93%
Lowest (Q1, 2020)	-23.50%
Average Annual Total Returns

	One Year Ended December 31, 2020	Five Years Ended December 31, 2020	Since Inception (4/27/2015)
AZL® DFA U.S. Core Equity Fund	17.70%	14.14%	11.30%
Russell 3000® Index*	20.89%	15.43%	12.86%
*	Reflects no deduction for fees, expenses, or taxes.

Management
Allianz Investment Management LLC serves as the investment adviser to the Fund.
Dimensional Fund Advisors LP serves as the Subadviser to the Fund.
The Fund’s portfolio managers are Jed S. Fogdall, Global Head of Portfolio Management, Senior Portfolio Manager and Vice President, since April 2015, and Joel P. Schneider, Deputy Head of Portfolio Management, North America, Senior Portfolio Manager and Vice President, since May 2019.
For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 97 in this prospectus.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
16

Fund Summaries	AZL® DFA U.S. Small Cap Fund

AZL® DFA U.S. SMALL CAP FUND

Investment Objective
The Fund seeks long-term capital appreciation.

Fees and Expenses
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.85%
Distribution (12b‑1) Fees	0.25%
Other Expenses	0.09%

Total Annual Fund Operating Expenses	1.19%
Fee Waiver(1)	-0.15%

Total Annual Fund Operating Expenses After Fee Waiver(1)	1.04%

(1)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.70% through at least April 30, 2022, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$106	$363	$640	$1,430
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Investments, Risks, and Performance
Principal Investment Strategies of the Fund
The Fund, using a market capitalization weighted approach, purchases a broad and diverse group of readily marketable securities of U.S. small‑cap companies. A company’s market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization of the U.S. small‑cap company, the greater its representation in the Fund. The Subadviser may adjust the representation in the Fund of an eligible company, or exclude a company, after considering such factors as free float, momentum,

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
17

Fund Summaries	AZL® DFA U.S. Small Cap Fund

trading strategies, liquidity, relative price, profitability, investment characteristics, and other factors that the Subadviser determines to be appropriate. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Subadviser may consider additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, the Subadviser considers different ratios, such as that of earnings or profits from operations relative to book value or assets. In assessing a company’s investment characteristics, the Subadviser considers ratios such as recent changes in assets divided by total assets. The criteria the Subadviser uses for assessing relative price, profitability and investment characteristics are subject to change from time to time.
As a non‑fundamental policy, under normal circumstances, the Subadviser will invest at least 80% of its net assets in securities of small‑cap U.S. companies. As of the date of this Prospectus, for purposes of the Fund, the Subadviser considers small‑cap companies to be companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Subadviser. Under the Subadviser’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2020, the market capitalization of a small‑cap company would be below $8,044 million. This threshold will change due to market conditions.
The Fund may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Fund.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject, any of which may adversely affect the Fund’s net asset value (NAV), yield, total return and ability to achieve its investment objective. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results.

•
Value Stocks Risk – Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

•
Capitalization Risk – Investing in small- to mid‑sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
18

Fund Summaries	AZL® DFA U.S. Small Cap Fund

•
Financials Sector Risk – The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

•
Industrials Sector Risk – Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations may also adversely affect the companies in this sector.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

•
Futures Risk – The value of futures contracts depend primarily upon the price of the securities, indexes, commodities, currencies or other instruments underlying them, and the cost of futures may also be related, in part, to the degree of volatility of the underlying instruments. Accordingly, futures on highly volatile underlying instruments may be more expensive than futures on other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•
Profitability Investment Risk – High relative profitability stocks may perform differently from the market as a whole and following a profitability-oriented strategy may cause the Fund to at times underperform equity funds that use other investment strategies.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since its inception compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges, which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
19

Fund Summaries	AZL® DFA U.S. Small Cap Fund

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q4, 2020)	29.38%
Lowest (Q1, 2020)	-31.51%
Average Annual Total Returns

	One Year Ended December 31, 2020	Five Years Ended December 31, 2020	Since Inception (4/27/2015)
AZL® DFA U.S. Small Cap Fund	13.97%	10.79%	7.84%
Russell 2000® Index*	19.96%	13.26%	9.87%
*	Reflects no deduction for fees, expenses, or taxes.

Management
Allianz Investment Management LLC serves as the investment adviser to the Fund.
Dimensional Fund Advisors LP serves as the Subadviser to the Fund.
The Fund’s portfolio managers are Jed S. Fogdall, Global Head of Portfolio Management, Senior Portfolio Manager and Vice President, since April 2015, Joel P. Schneider, Deputy Head of Portfolio Management, North America, Senior Portfolio Manager and Vice President, since July 2015, and Marc C. Leblond, Senior Portfolio Manager and Vice President, since April 2020.For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 97 in this prospectus.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
20

Fund Summaries	AZL® Enhanced Bond Index Fund

AZL® ENHANCED BOND INDEX FUND

Investment Objective
The Fund seeks to exceed the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Fees and Expenses
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Distribution (12b‑1) Fees	0.25%
Other Expenses	0.06%

Total Annual Fund Operating Expenses	0.66%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$67	$211	$368	$822
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 140% of the average value of its portfolio.

Investments, Risks, and Performance
Principal Investment Strategies of the Fund
The Fund generally invests in a combination of securities with an overall weighting close to the capitalization weights of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”); however, the Fund’s investments may not replicate the portfolio weights of the Index at all times. Instead, the Subadviser may overweight or underweight securities in the Fund (relative to their weightings in the Index) in order to emphasize securities which have quantitative characteristics (such as above-average yield or below-average valuation) the Subadviser believes may enhance performance. The Fund may not invest in all of the bonds in the Index, or in the same weightings as in the Index. Because the Index typically includes securities not readily available in the market, the Fund may invest in bonds that are not included in the Index but that are selected to reflect as closely as practicable characteristics, such as maturity, duration, or credit quality, of bonds in the Index. This may result in different levels of interest rate, credit or other risks from the levels of risks on the securities included in the

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
21

Fund Summaries	AZL® Enhanced Bond Index Fund

Index. The Fund may trade securities to the extent necessary to maintain the duration of certain segments of the portfolio close to the duration of corresponding segments of the Index. The Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non‑agency).
Under normal market conditions, the Fund invests at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. Further, under normal circumstances, the Fund invests at least 80% of the value of its net assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Index. The Subadviser uses the Index as a guide in structuring the Fund and selecting its investments and manages the Fund to have similar overall interest rate risk to the Index, with the investment objective of seeking to exceed the total return of the Index.
The Fund usually will invest a portion of its assets in mortgage-backed securities. Most mortgage-backed securities are issued by Federal government agencies, such as the Government National Mortgage Association (“Ginnie Mae”), or government sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) or the Federal National Mortgage Association (“Fannie Mae”). Principal and interest payments on mortgage-backed securities issued by the Federal government agencies may be guaranteed by either the Federal government or the government agency, but not all such securities issued by certain government agencies and by government sponsored enterprises are guaranteed by the U.S. government or backed by the full faith and credit of the United States. The Fund may also invest up to 5% of its assets in collateralized loan obligations (“CLOs”), a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
The Fund also may invest in U.S. Treasury bills, notes and bonds and other “full faith and credit” obligations of the U.S. Government. The Fund may also invest in U.S. Government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. “Agency” securities may not be backed by the “full faith and credit” of the U.S. Government. U.S. Government agencies may include the Federal Farm Credit Bank, the Resolution Trust Corporation and the Government National Mortgage Association. “Agency” obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury bonds.
Securities must be rated investment grade or better at the time of purchase by at least one major rating agency or determined by the Fund’s Subadviser to be of similar quality. Split rated bonds will be considered to have the higher credit rating. Except for Treasury or agency debentures, pass through securities, or REMICs (real estate mortgage investment conduits), no more than 3% of the Fund’s assets may be invested in the securities of a single issuer.
The Fund may use futures, options, and/or swaps to manage duration and other characteristics of its portfolio. The Fund is permitted to purchase securities in private placements or Rule 144A transactions and to purchase securities on a when-issued basis or for forward delivery. The Fund may also enter into repurchase agreements and covered dollar rolls on mortgage securities. The Fund may invest in non‑U.S. dollar denominated securities, but when it does, the Subadviser typically will hedge the foreign currency exposure to the U.S. dollar through the use of currency forwards or cash.
The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
22

Fund Summaries	AZL® Enhanced Bond Index Fund

Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject, any of which may adversely affect the Fund’s net asset value (NAV), yield, total return and ability to achieve its investment objective. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results. Although the Fund seeks to provide a total return in excess of the Index, market conditions or implementation of the Fund’s investment strategy may result in losses, and the Fund may not achieve the desired correlation with and/or may not outperform the Index.

•
Sovereign Debt Risk – Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

•
Treasury Obligations Risk – Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

•
U.S. Government Obligations Risk – Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

•	Interest Rate Risk – Debt securities held by the Fund may decline in value due to rising interest rates.

•	Income Risk – Falling interest rates may cause the Fund’s income to decline.

•	Credit Risk – The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•
Call Risk – If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date. The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•	Extension Risk – If interest rates rise, debt securities may be paid in full more slowly than anticipated.

•	Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the Fund’s returns.

•
Mortgage-Related and Other Asset-Backed Securities Risk – Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that backs the security.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
23

Fund Summaries	AZL® Enhanced Bond Index Fund

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

•
Leveraging Risk – The Fund may engage in certain kinds of transactions, including the use of derivatives that may give rise to a form of leverage. The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

•
Foreign Securities Risk – Investing in the securities of non‑U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk – Emerging markets may have less developed or more volatile trading markets and greater likelihood of government restrictions, nationalization, or confiscation than developed countries. Companies in emerging market countries may have less developed legal and accounting systems and generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

•	Portfolio Turnover Risk – The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.

•	Privately Placed Securities Risk – The Fund may invest in privately placed securities, which are subject to resale restrictions.

•
Repurchase Agreements and Purchase and Sale Contracts Risk – If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in ether situation and the market value of the security declines, the Fund may lose money.

•
Collateralized Debt Obligations Risk – In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations, including CLOs, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
24

Fund Summaries	AZL® Enhanced Bond Index Fund

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges, which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q2, 2020)	3.85%
Lowest (Q4, 2016)	-3.00%
Average Annual Total Returns

	One Year Ended December 31, 2020	Five Years Ended December 31, 2020	Ten Years Ended December 31, 2020
AZL® Enhanced Bond Index Fund	7.53%	4.07%	3.48%
Bloomberg Barclays U.S. Aggregate Bond Index*	7.51%	4.44%	3.84%

*	Reflects no deduction for fees, expenses, or taxes.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
25

Fund Summaries	AZL® Enhanced Bond Index Fund

Management
Allianz Investment Management LLC serves as the investment adviser to the Fund.
BlackRock Financial Management, Inc. serves as the Subadviser to the Fund.
The portfolio managers of the Fund are: Akiva Dickstein, Managing Director, since June 2014, and Harrison Segall, Director, since April 2019.
For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 97 in this prospectus.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
26

Fund Summaries	AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund, Class 1 and Class 2

AZL® FIDELITY INSTITUTIONAL ASSET MANAGEMENT® MULTI-STRATEGY FUND, CLASS 1 AND CLASS 2

Investment Objective
The Fund seeks a high level of current income while maintaining prospects for capital appreciation.

Fees and Expenses
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fee	0.70%	0.70%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.08%	0.08%

Total Annual Fund Operating Expenses	0.78%	1.03%
Fee Waiver and Expense Reimbursement(1)(2)	-0.32%	-0.32%

Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement(1)(2)	0.46%	0.71%

(1)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.45% through at least April 30, 2022, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

(2)
The Manager and the Fund have entered into a written agreement limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 0.46% for Class 1 and 0.71% for Class 2 through at least April 30, 2022, after which the expense limitation agreement may be terminated for any reason by the Fund at any time or by the Manager on 30 days written notice to the Fund. Amounts contractually waived or reimbursed under the expense limitation agreement in a particular fiscal year may be recouped by the Manager within the next three fiscal years to the extent that recoupment will not cause the Fund’s expenses to exceed the lesser of any applicable limits in effect (i) at the time of the original waiver and (ii) at the time of such reimbursement, as supported by standard accounting practices.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver and expense reimbursement agreements for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$47	$217	$402	$936
Class 2	$73	$296	$538	$1,230
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
27

Fund Summaries	AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund, Class 1 and Class 2

Investments, Risks, and Performance
Principal Investment Strategies of the Fund
Under normal market conditions, the Fund seeks to achieve its objective by investing in a combination of two strategies. Approximately 60% of the Fund’s assets will be managed by the Subadviser, FIAM LLC, and under normal market conditions, at least 80% of those assets will be invested in debt securities of all types and repurchase agreements for those securities (the “Fixed-Income Strategy”). Approximately 40% of the Fund’s assets will be allocated to and managed by the sub-Subadviser, Geode Capital Management, LLC, and invested primarily in large cap common stocks (the “Equity Strategy”). The percentage allocations to each strategy will be monitored regularly by the Manager, but generally will not exceed plus or minus 3% of the 60%/40% allocation.
The FIAM® Fixed-Income Strategy
Under normal market conditions, the strategy will invest at least 80% of its assets in debt securities of all types and repurchase agreements for those securities. Such investments include corporate bonds, U.S. Treasury obligations, U.S. government agency mortgage securities and real estate investment trusts. A portion of the investments may not be publicly traded. The Subadviser uses the Bloomberg Barclays U.S. Aggregate Bond Index as a guide in structuring the strategy and selecting its investments and manages the strategy to have similar overall interest rate risk to the index. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
The Subadviser considers other factors when selecting strategy investments, including the credit quality of the issuer, security-specific features and the Subadviser’s assessment of whether the investment is undervalued. In managing the strategy’s exposure to various risks, including interest rate risk, the Subadviser considers, among other things, the market’s overall risk characteristics, the market’s current pricing of those risks, and internal views of potential future market conditions.
The strategy’s assets may be allocated among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on the Subadviser’s view of the relative value of each sector or maturity.
The strategy’s assets may be invested in securities of foreign issuers, denominated in U.S. dollars or in local currency, in addition to securities of domestic issuers.
The strategy may invest significantly in derivatives instruments, such as interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes, and in forward-settling securities. Such investments may give rise to a form of leverage, particularly when the strategy does not own the assets, instruments or components underlying the derivative instruments. Depending on the Subadviser’s outlook and market conditions, the strategy may invest in derivatives instruments in order to gain exposure to assets, instruments, or indexes, interest rates, or credit qualities.
The strategy also may invest up to 20% of its assets in lower-quality debt securities, sometimes called “junk bonds.”
To earn additional income for the strategy, the Subadviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate, which increases transaction costs.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
28

Fund Summaries	AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund, Class 1 and Class 2

The Geode Equity Strategy
The sub-Subadviser normally invests at least 80% of the strategy’s assets in common stocks included in the S&P 500® Index. The S&P 500® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. large-capitalization equity performance.
The sub-Subadviser will also invest in securities of issuers that are not part of the S&P 500® Index. The sub-Subadviser considers the strategy’s security, industry, and market capitalization weightings relative to the index. A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund’s investment. Companies whose capitalization falls below this level after purchase continue to be considered to have a large market capitalization. The size of the companies in an index changes with market conditions and the composition of the index. In buying and selling securities for the strategy, the sub-Subadviser seeks to outperform the S&P 500® Index by, in general, quantitatively evaluating factors such as historical valuation, momentum, profitability, and other factors. The portfolio managers incorporate these analyses using a proprietary program to construct the optimal portfolio holdings and further manage benchmark relative risks. The portfolio managers will generally attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics.
The sub-Subadviser may invest the strategy’s assets in securities of foreign issuers in addition to securities of domestic issuers.
The sub-Subadviser may also use various techniques, such as buying and selling futures contracts and swaps, to increase or decrease the strategy’s exposure to changing security prices or other factors that affect security values.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject, any of which may adversely affect the Fund’s net asset value (NAV), yield, total return and ability to achieve its investment objective. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
Treasury Obligations Risk – Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

•
U.S. Government Obligations Risk – Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
29

Fund Summaries	AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund, Class 1 and Class 2

•
Sovereign Debt Risk – Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

•	Interest Rate Risk – Debt securities held by the Fund may decline in value due to rising interest rates.

•	Credit Risk – The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•
Call Risk – If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date. The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•	Income Risk – Falling interest rates may cause the Fund’s income to decline.

•	Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the Fund’s returns.

•	Extension Risk – If interest rates rise, debt securities may be paid in full more slowly than anticipated.

•
Repurchase Agreements and Purchase and Sale Contracts Risk – If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

•
Foreign Securities Risk – Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Emerging Markets Risk – Emerging markets may have less developed or more volatile trading markets and greater likelihood of government restrictions, nationalization, or confiscation than developed countries. Companies in emerging market countries may have less developed legal and accounting systems and generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

•
Real Estate Investments Risk – The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund, Class 1 and Class 2

selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

•
Leveraging Risk – The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

•	Privately Placed Securities Risk – The Fund may invest in privately placed securities, which are subject to resale restrictions.

•
Security Quality Risk (also known as High Yield Risk or Junk Bond Risk) – The Fund may invest in high yield, high risk debt securities, which may be subject to higher levels of credit and liquidity risk than higher quality debt securities. Security quality risk is sometimes known as “high-yield risk” or “junk bond risk.”

•
Mortgage-Related and Other Asset-Backed Securities Risk – Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that back the security.

•
Quantitative Investing Risk – The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and ten years compare with those of a broad-based measure of market performance, the S&P 500® Index. The Fund’s performance also is compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which shows how the Fund’s performance compares with the returns of a broad index of investment-grade fixed-rate debt issues, and to the Income & Growth Composite Index, which shows how the Fund’s performance compares with a composite index composed of the S&P 500® Index (40%) and Bloomberg Barclays U.S. Aggregate Bond Index (60%) in proportions similar to the equity to fixed income allocation of the Fund.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges, which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance information is shown below for Class 2 shares of the Fund only. Performance information is not shown for Class 1 because Class 1 had not commenced operations as of the date of this prospectus. Class 1 shares would have substantially similar annual returns to Class 2 because the shares of each Class will be invested in the same portfolio of securities, and the annual returns of each share Class will differ only to the extent that the Class 2 shares charge a Distribution (12b-1) Fee in the amount of 0.25%, while the Class 1 shares do not charge such a fee.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
31

Fund Summaries	AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q2, 2020)	11.91%
Lowest (Q3, 2011)	-13.34%
Average Annual Total Returns

	One Year Ended December 31, 2020	Five Years Ended December 31, 2020	Ten Years Ended December 31, 2020
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund (Class 2)	13.47%	9.06%	7.09%
S&P 500® Index*	18.40%	15.22%	13.88%
Bloomberg Barclays U.S. Aggregate Bond Index*	7.51%	4.44%	3.84%
Income & Growth Composite Index*	13.14%	9.06%	8.10%

*	Reflects no deduction for fees, expenses, or taxes.

Management
Allianz Investment Management LLC serves as the investment adviser to the Fund. Brian Muench, President of the Manager is primarily responsible for determining allocations to each strategy, since October 2016.
FIAM® Fixed-Income Strategy: FIAM LLC serves as the Subadviser to the Fund, and is responsible for the FIAM® Fixed-Income Strategy. The strategy’s portfolio managers are: Ford O’Neil, Portfolio Manager, since October 2016, Celso Munoz, Portfolio Manager, since May 2017, Michael Weaver, Portfolio Manager, since May 2017, and Alexandre Karam, Portfolio Manager, since May 2019.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
32

Fund Summaries	AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund, Class 1 and Class 2

Geode Equity Strategy: Geode Capital Management, LLC serves as the sub‑Subadviser to the Fund, and is responsible for the Geode Equity Strategy. Geode Capital Management, LLC is neither a subsidiary nor an affiliate of FIAM LLC. The strategy’s portfolio managers are Maximilian Kaufmann (senior portfolio manager), since October 2016, and Shashi Naik, CFA (portfolio manager), since October 2016, and Anna Lester (senior portfolio manager), since June 2019.
For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 97 in this prospectus.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
33

Fund Summaries	AZL® Fidelity Institutional Asset Management® Total Bond Fund, Class 1 and Class 2

AZL® FIDELITY INSTITUTIONAL ASSET MANAGEMENT® TOTAL BOND FUND, CLASS 1 AND CLASS 2

Investment Objective
The Fund seeks a high level of current income.

Fees and Expenses
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fee	0.50%	0.50%
Distribution (12b‑1) Fees	0.00%	0.25%
Other Expenses	0.08%	0.08%

Total Annual Fund Operating Expenses	0.58%	0.83%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$59	$186	$324	$726
Class 2	$85	$265	$460	$1,025
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

Investments, Risks, and Performance
Principal Investment Strategies of the Fund
Under normal market conditions, the Fund will invest at least 80% of its assets in debt securities of all types and repurchase agreements for those securities. Such investments include corporate bonds, U.S. Treasury obligations, U.S. government agency mortgage securities and real estate investment trusts. A portion of the investments may not be publicly traded. The Subadviser uses the Bloomberg Barclays U.S. Aggregate Bond Index as a guide in structuring the Fund and selecting its investments and manages the Fund to have similar overall interest rate risk to the index. The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and nonagency).

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
34

Fund Summaries	AZL® Fidelity Institutional Asset Management® Total Bond Fund, Class 1 and Class 2

The Subadviser considers other factors when selecting Fund investments, including the credit quality of the issuer, security-specific features and the Subadviser’s assessment of whether the investment is undervalued. In managing the Fund’s exposure to various risks, including interest rate risk, the Subadviser considers, among other things, the market’s overall risk characteristics, the market’s current pricing of those risks, and internal views of potential future market conditions.
The Fund’s assets may be allocated among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on the Subadviser’s view of the relative value of each sector or maturity.
The Fund’s assets may be invested in securities of foreign issuers, denominated in US dollars or in local currency, in addition to securities of domestic issuers.
The Fund may invest significantly in derivatives instruments, such as interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes, and in forward-settling securities. Such investments may give rise to a form of leverage, particularly when the Fund does not own the assets, instrument or components underlying the derivative instruments. Depending on the Subadviser’s outlook and market conditions, the Fund may invest in derivatives instruments in order to gain exposure to assets, instruments, or indexes, interest rates, or credit qualities.
The Fund also may invest up to 20% of its assets in lower-quality debt securities, sometimes called “junk bonds.”
To earn additional income for the Fund, the Subadviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate, which increases transaction costs.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject, any of which may adversely affect the Fund’s net asset value (NAV), yield, total return and ability to achieve its investment objective. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results.

•
Treasury Obligations Risk – Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

•
U.S. Government Obligations Risk – Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

•
Sovereign Debt Risk – Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
35

Fund Summaries	AZL® Fidelity Institutional Asset Management® Total Bond Fund, Class 1 and Class 2

problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

•
Real Estate Investments Risk – The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

•	Interest Rate Risk – Debt securities held by the Fund may decline in value due to rising interest rates.

•	Credit Risk – The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•	Income Risk – Falling interest rates may cause the Fund’s income to decline.

•	Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the Fund’s returns.

•
Call Risk – If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date. The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•	Extension Risk – If interest rates rise, debt securities may be paid in full more slowly than anticipated.

•
Repurchase Agreements and Purchase and Sale Contracts Risk – If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

•
Foreign Securities Risk – Investing in the securities of non‑U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Emerging Markets Risk – Emerging markets may have less developed or more volatile trading markets and greater likelihood of government restrictions, nationalization, or confiscation than developed countries. Companies in emerging market countries may have less developed legal and accounting systems and generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

•	Privately Placed Securities Risk – The Fund may invest in privately placed securities, which are subject to resale restrictions.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® Fidelity Institutional Asset Management® Total Bond Fund, Class 1 and Class 2

in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

•
Leveraging Risk – The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

•
Security Quality Risk (also known as High Yield Risk or Junk Bond Risk) – The Fund may invest in high yield, high risk debt securities, which may be subject to higher levels of credit and liquidity risk than higher quality debt securities. Security quality risk is sometimes known as “high-yield risk” or “junk bond risk.”

•
Mortgage-Related and Other Asset-Backed Securities Risk – Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that back the security.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since its inception compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges, which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® Fidelity Institutional Asset Management® Total Bond Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q2, 2020)	6.93%
Lowest (Q4, 2016)	-2.80%
Average Annual Total Returns

	One Year Ended December 31, 2020	Five Years Ended December 31, 2020	Since Inception (Class 1 – 10/17/2016 and Class 2 – 9/5/2012)
AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class 1)	9.12%	N/A	4.88%
AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class 2)	8.84%	5.45%	3.58%
Bloomberg Barclays U.S. Aggregate Bond Index*	7.51%	4.44%	3.23%

*	Reflects no deduction for fees, expenses, or taxes. The since inception performance data for the Bloomberg Barclays U.S. Aggregate Bond Index is calculated from 9/5/2012.

Management
Allianz Investment Management LLC serves as the investment adviser to the Fund.
FIAM LLC serves as the Subadviser to the Fund.
The Fund’s portfolio managers are: Ford O’Neil, Portfolio Manager, since September 2012, Celso Munoz, Portfolio Manager, since May 2017, Michael Weaver, Portfolio Manager, since May 2017, and Alexandre Karam, since May 2019.
For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 97 in this prospectus.

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Fund Summaries	AZL® Gateway Fund

AZL® GATEWAY FUND

Investment Objective
The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments.
Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.80%
Distribution (12b‑1) Fees	0.25%
Other Expenses	0.07%

Total Annual Fund Operating Expenses	1.12%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$114	$356	$617	$1,363
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Investments, Risks, and Performance
Principal Investment Strategies of the Fund
Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The combination of the diversified stock portfolio, the cash flow from the sale of index call options and the downside protection from index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. The Fund may invest in companies with small, medium or large market capitalizations. Equity securities purchased by the Fund may include U.S.-exchange-listed common stocks, American Depositary Receipts (ADRs), and interests in real estate investment trusts (REITs).

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Fund Summaries	AZL® Gateway Fund

From time to time, the Fund may reduce its holdings of put options, resulting in an increased exposure to a market decline. The Fund may invest in foreign securities traded in U.S. markets (through ADRs or stocks traded in U.S. dollars). The Fund may also invest in other investment companies, including money market funds, to the extent permitted by the Investment Company Act of 1940. The Fund may enter into repurchase agreements and/or hold cash and cash equivalents.
The Fund not only strives for the majority of the returns associated with equity market investments, but also returns in excess of those available from other investments comparable in volatility. With its core investment in equities, the Fund is significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor present in both fixed income and hybrid investments, although the Fund expects to generally have lower long-term returns than a portfolio consisting solely of equity securities. The Fund intends that its index option-based risk management strategy will limit the volatility inherent in equities while sacrificing less of the higher equity returns than hybrid investments.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject, any of which may adversely affect the Fund’s net asset value (NAV), yield, total return and ability to achieve its investment objective. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results.

•
Correlation Risk – The effectiveness of the Fund’s index option-based risk management strategy may be reduced if the performance of the Fund’s equity portfolio does not correlate to the index underlying its option positions.

•
Foreign Securities Risk – Investing in the securities of non‑U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

•
Options Risk – The value of the Fund’s positions in index options fluctuates in response to changes in the value of the underlying index. Writing index call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up‑front cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons the Fund’s

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® Gateway Fund

option strategies may not reduce the Fund’s volatility to the extent desired. From time to time, the Fund may reduce its holdings of put options, resulting in an increased exposure to a market decline.

•	Depositary Receipt Risk – Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.

•
Real Estate Investments Risk – The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

•
Technology Sector Risk. Technology companies, including information technology companies, may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and ten years compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges, which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® Gateway Fund

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q2, 2020)	7.87%
Lowest (Q1, 2020)	-9.52%
Average Annual Total Returns

	One Year Ended December 31, 2020	Five Years Ended December 31, 2020	Ten Years Ended December 31, 2020
AZL® Gateway Fund	7.30%	5.41%	4.76%
S&P 500 Index*	18.40%	15.22%	13.88%

*	Reflects no deduction for fees, expenses, or taxes.

Management
Allianz Investment Management LLC serves as the investment adviser to the Fund.
Gateway Investment Advisers, LLC serves as the Subadviser to the Fund.
The portfolio managers for the Fund are Paul R. Stewart, CFA®, Chief Executive Officer of Gateway, since April 2010, Michael T. Buckius, CFA®, President and Chief Investment Officer of Gateway, since April 2010, Kenneth H. Toft, CFA®, a Senior Vice President of Gateway, since February 2013, and Daniel M. Ashcraft, CFA® a portfolio manager of Gateway, since April 2016.
For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 97 in this prospectus.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
42

Fund Summaries	AZL® Government Money Market Fund

AZL® GOVERNMENT MONEY MARKET FUND

Investment Objective
The Fund seeks current income consistent with stability of principal.

Fees and Expenses
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Distribution (12b‑1) Fees	0.25%
Other Expenses	0.06%

Total Annual Fund Operating Expenses(1)	0.66%

Fee Waiver(1)	-0.01%

Total Fund Operating Expenses(1)	0.65%

(1) The Manager and the Fund have entered into a written agreement reducing the management fee to 0.34% through at least April 30, 2022, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$210	$367	$822

Investments, Risks, and Performance
Principal Investment Strategies of the Fund
The Fund invests at least 99.5% of its total assets in cash, government securities, or repurchase agreements that are collateralized fully by such securities. The Fund also has a policy to invest, under normal market conditions, at least 80% of its net assets in government securities or in repurchase agreements that are collateralized by government securities. The government securities in which the Fund may invest include any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.
Under normal circumstances, the Fund’s investments include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. In addition, the Fund may invest in variable and floating rate instruments and when-issued and delayed delivery securities, and forward commitment settlement. The Fund

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Fund Summaries	AZL® Government Money Market Fund

invests in a portfolio of securities maturing in 397 calendar days or less (with certain exceptions as permitted by applicable regulation) and maintains a dollar-weighted average maturity of 60 calendar days or less.
The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a‑7 under the Investment Company Act of 1940, as amended (the “1940 Act”), and other rules of the U.S. Securities and Exchange Commission. The Fund will only purchase securities that present minimal credit risk as determined by BlackRock, the Fund’s Subadviser, pursuant to guidelines approved by the Trust’s Board of Trustees.
Principal Risks of Investing in the Fund
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
During extended periods of low interest rates, and due in part to Contract fees and expenses, the yield of the Fund may become extremely low and possibly negative.

•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results.

•
Interest Rate Risk – Debt securities held by the Fund may decline in value due to rising interest rates. A low or negative interest rate environment may prevent the Fund from providing a positive yield or from paying Fund expenses out of current income without impairing the Fund’s ability to maintain a stable net asset value (“NAV”). Recent and potential future changes in government policy may affect interest rates. Changing interest rates, including rates that below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.

•	Credit Risk – The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Income Risk – Falling interest rates may cause the Fund’s income to decline.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the Fund’s returns.

•
Repurchase Agreements and Purchase and Sale Contracts Risk – If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in ether situation and the market value of the security declines, the Fund may lose money.

•
U.S. Government Obligations Risk – Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

•
Treasury Obligations Risk – Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® Government Money Market Fund

•
Stable Net Asset Value Risk – The Fund may not be able to maintain a stable NAV of $1.00 per share at all times. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

•
When Issued and Delayed Delivery Securities and Forward Commitments Risk – The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

•
Variable and Floating Rate Instrument Risk – These are instruments that provide for adjustments in the interest rate on certain reset dates (variable) or whenever a specified interest rate index changes (floating). Although variable- and floating-rate instruments are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk, default risk and liquidity risk. Variable- and floating-rate instruments may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed notes of the same maturity. Due to these instruments’ variable- or floating-rate features, there can be no guarantee that they will pay a certain level of a dividend, and such instruments generally will pay lower levels of income in a falling interest rate environment.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges, which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® Government Money Market Fund

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q2, 2019)	0.40%
Lowest (Q4, 2020)	0.00%
Average Annual Total Returns

	One Year Ended December 31, 2020	Five Years Ended December 31, 2020	Ten Years Ended December 31, 2020
AZL® Government Money Market Fund	0.21%	0.53%	0.27%
Three-Month U.S. Treasury Bill Index*	0.36%	1.12%	0.59%
*	Reflects no deduction for fees, expenses, or taxes.
The seven‑day yield for the period ended December 31, 2020 was 0.83%. For the Fund’s current 7‑day yield, telephone 800‑624‑0197 toll-free.

Management
Allianz Investment Management LLC serves as the investment adviser to the Fund.
BlackRock Advisors, LLC serves as the Subadviser to the Fund.
For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 97 in this prospectus.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
46

Fund Summaries	AZL® International Index Fund, Class 1 and Class 2

AZL® INTERNATIONAL INDEX FUND, CLASS 1 AND CLASS 2

Investment Objective
The Fund seeks to match the performance of the MSCI EAFE® Index as closely as possible.

Fees and Expenses
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fee	0.35%	0.35%
Distribution (12b‑1) Fees	0.00%	0.25%
Other Expenses	0.11%	0.11%

Total Annual Fund Operating Expenses	0.46%	0.71%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$47	$148	$258	$579
Class 2	$73	$227	$395	$883
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Investments, Risks, and Performance
Principal Investment Strategies of the Fund
The Fund employs a passive management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.
The MSCI EAFE Index is a market-weighted index composed of common stocks of companies from various economic sectors whose primary trading markets are located outside the United States. The MSCI EAFE Index includes large- and mid‑capitalization companies across developed markets countries around the world, excluding the US and Canada, and may change over time.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® International Index Fund, Class 1 and Class 2

The Fund does not necessarily invest in all of the securities in the MSCI EAFE Index, or in the same weightings as the securities have in the index. The Fund’s Subadviser chooses investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the securities chosen are similar to those of the MSCI EAFE Index as a whole. At February 26, 2021, Japan represented approximately 25% of the MSCI EAFE Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the MSCI EAFE Index is concentrated.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject, any of which may adversely affect the Fund’s net asset value (NAV), yield, total return and ability to achieve its investment objective. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Foreign Securities Risk – Investing in the securities of non‑U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Risks of Investing in Japan – Japan may be subject to political, economic, nuclear, and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy faces several concerns, any of which could negatively affect the value of Japanese investments.

•
European Investment Risk – Investments in certain countries in the European Union (the “EU”) are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Efforts of the member countries to further unify their economic and monetary policies may increase the potential for the downward movement of one member country’s market to cause a similar effect on other member countries’ markets. Separately, the EU faces issues involving its membership, structure, procedures and policies. The exit of one or more member countries from the EU, such as the recent exit of the United Kingdom (known as “Brexit”), could place its currency and banking system in jeopardy. An exit by other member countries could likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which may adversely affect the Fund’s investments.

•
Index Fund Risk – The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® International Index Fund, Class 1 and Class 2

subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

•
Futures Risk – The value of futures contracts depend primarily upon the price of the securities, indexes, commodities, currencies or other instruments underlying them, and the cost of futures may also be related, in part, to the degree of volatility of the underlying instruments. Accordingly, futures on highly volatile underlying instruments may be more expensive than futures on other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges, which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
49

Fund Summaries	AZL® International Index Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q4, 2020)	15.89%
Lowest (Q1, 2020)	-22.87%
Average Annual Total Returns

	One Year Ended December 31, 2020	Five Years Ended December 31, 2020	Ten Years Ended December 31, 2020	Since Inception (Class 1 – 10/17/16)
AZL® International Index Fund (Class 1)	7.66%	N/A	N/A	8.73%
AZL® International Index Fund (Class 2)	7.40%	7.02%	4.96%	N/A
MSCI EAFE Index*	8.28%	7.97%	6.00%	8.66%
*	Reflects no deduction for fees, expenses, or taxes.

Management
Allianz Investment Management LLC (the “Manager”) serves as the investment manager to the Fund.
BlackRock Investment Management, LLC serves as the Subadviser to the Fund.
The portfolio managers for the Fund are: Alan Mason, Managing Director, since February 2014, Jennifer Hsui, CFA, Managing Director, since May 2018, Amy Whitelaw, Managing Director, since April 2019, and Suzanne Henige, CFA, Managing Director, since April 2020.
For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 97 in this prospectus.

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Fund Summaries	AZL® MetWest Total Return Bond Fund

AZL® METWEST TOTAL RETURN BOND FUND

Investment Objective
The Fund seeks to maximize long-term total return.

Fees and Expenses
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.60%
Distribution (12b‑1) Fees	0.25%
Other Expenses	0.07%

Total Annual Fund Operating Expenses	0.92%
Fee Waiver(1)	-0.10%

Total Annual Fund Operating Expenses After Fee Waiver(1)	0.82%

(1)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.50% through at least April 30, 2022, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$84	$283	$500	$1,122
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 211% of the average value of its portfolio.

Investments, Risks, and Performance
Principal Investment Strategies of the Fund
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in investment-grade fixed income securities or unrated securities that are determined by the Subadviser to be of similar quality. Up to 20% of the Fund’s net assets may be invested in securities rated below investment grade. The Fund also invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in fixed income securities it regards as bonds. Under normal conditions, the portfolio duration generally is two to eight years and the dollar-weighted average maturity generally ranges from two to fifteen years. The Fund invests in the U.S. and abroad, including emerging markets and may purchase securities of varying

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Fund Summaries	AZL® MetWest Total Return Bond Fund

maturities issued by domestic and foreign corporations and governments. The Subadviser will focus the Fund’s portfolio holdings in areas of the bond market (based on quality, sector, coupon or maturity) that the Subadviser believes to be relatively undervalued.
Investments include various types of bonds and other securities, typically corporate bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, bank loans, money-market securities, swaps, futures, municipal securities, options, credit default swaps, private placements and restricted securities. These investments may have interest rates that are fixed, variable or floating.
The Fund may sell short up to 25% of the value of its total assets.
Derivatives will be used in an effort to hedge investments, for risk management, or to increase income or gains for the Fund. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques such as reverse repurchase agreements.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject, any of which may adversely affect the Fund’s net asset value (NAV), yield, total return and ability to achieve its investment objective. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

•
U.S. Government Obligations Risk – Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

•
Treasury Obligations Risk – Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

•	Interest Rate Risk – Debt securities held by the Fund may decline in value due to rising interest rates.

•	Credit Risk – The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•	Extension Risk – If interest rates rise, debt securities may be paid in full more slowly than anticipated.

•
Call Risk – If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date. The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•	Income Risk – Falling interest rates may cause the Fund’s income to decline.

•	Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the Fund’s returns.

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Fund Summaries	AZL® MetWest Total Return Bond Fund

•
Security Quality Risk (also known as High Yield Risk or Junk Bond Risk) – The Fund may invest in high yield, high risk debt securities, which may be subject to higher levels of credit and liquidity risk than higher quality debt securities. Security quality risk is sometimes known as “high-yield risk” or “junk bond risk.”

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

•
Mortgage-Related and Other Asset-Backed Securities Risk – Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that backs the security.

•
Foreign Securities Risk – Investing in the securities of non‑U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk – Emerging markets may have less developed or more volatile trading markets and greater likelihood of government restrictions, nationalization, or confiscation than developed countries. Companies in emerging market countries may have less developed legal and accounting systems and generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

•
Short Sales Risk – The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss.

•
Repurchase Agreements and Purchase and Sale Contracts Risk – If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

•	Privately Placed Securities Risk – The Fund may invest in privately placed securities, which are subject to resale restrictions.

•	Portfolio Turnover Risk – The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund’s performance.

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Fund Summaries	AZL® MetWest Total Return Bond Fund

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and since its inception compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges, which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q2, 2020)	4.00%
Lowest (Q4, 2016)	-2.71%
Average Annual Total Returns

	One Year Ended December 31, 2020	Five Years Ended December 31, 2020	Since Inception (11/17/2014)
AZL® MetWest Total Return Bond Fund	8.58%	4.40%	3.66%
Bloomberg Barclays U.S. Aggregate Bond Index*	7.51%	4.44%	3.84%
*	Reflects no deduction for fees, expenses, or taxes.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® MetWest Total Return Bond Fund

Management
Allianz Investment Management LLC serves as the investment adviser to the Fund.
Metropolitan West Asset Management, LLC serves as the Subadviser to the Fund.
The Fund’s portfolio managers since November, 2014, are: Tad Rivelle, Portfolio Manager, Steve Kane, CFA, Portfolio Manager, Laird Landmann, CFA, Portfolio Manager, and Bryan Whalen, Portfolio Manager.
For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 97 in this prospectus.

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Fund Summaries	AZL® Mid Cap Index Fund, Class 1 and Class 2

AZL® MID CAP INDEX FUND, CLASS 1 AND CLASS 2

Investment Objective
The Fund seeks to match the performance of the Standard & Poor’s MidCap 400® Index (“S&P 400 Index”) as closely as possible.

Fees and Expenses
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fee	0.25%	0.25%
Distribution (12b‑1) Fees	0.00%	0.25%
Other Expenses	0.08%	0.08%

Total Annual Fund Operating Expenses	0.33%	0.58%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$34	$106	$185	$418
Class 2	$59	$186	$324	$726
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Investments, Risks, and Performance
Principal Investment Strategies of the Fund
The Fund employs a passive management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 400 Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 Index and in derivative instruments linked to the S&P 400 Index, primarily futures contracts.
The S&P 400 Index is a market-weighted index composed of approximately 400 common stocks of medium‑sized U.S. companies in a wide range of businesses chosen by Standard & Poor’s based on a number of

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Fund Summaries	AZL® Mid Cap Index Fund, Class 1 and Class 2

factors, including industry representation, market value, economic sector and operating/financial condition. As of February 26, 2021, the market capitalizations of companies in the S&P 400 Index ranged from $1.2 billion to $20.7 billion.
The Fund does not necessarily invest in all of the securities in the S&P 400 Index or in the same weightings as the securities have in the index. The Fund’s Subadviser chooses investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the securities chosen are similar to the S&P 400 Index as a whole.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the S&P 400 Index is concentrated.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject, any of which may adversely affect the Fund’s net asset value (NAV), yield, total return and ability to achieve its investment objective. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Capitalization Risk – Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Index Fund Risk – The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

•
Futures Risk – The value of futures contracts depend primarily upon the price of the securities, indexes, commodities, currencies or other instruments underlying them, and the cost of futures may also be related, in part, to the degree of volatility of the underlying instruments. Accordingly, futures on highly volatile underlying instruments may be more expensive than futures on other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® Mid Cap Index Fund, Class 1 and Class 2

•
Real Estate Investments Risk – The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges, which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table (Class 2)

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q4, 2020)	25.91%
Lowest (Q1, 2020)	-29.85%

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® Mid Cap Index Fund, Class 1 and Class 2

Average Annual Total Returns

	One Year Ended December 31, 2020	Five Years Ended December 31, 2020	Ten Years Ended December 31, 2020	Since Inception (Class 1 – 10/17/16)

AZL® Mid Cap Index Fund (Class 1)	14.82%	N/A	N/A	12.17%
AZL® Mid Cap Index Fund (Class 2)	14.53%	11.99%	11.02%	N/A
S&P MidCap 400 Index*	13.66%	12.35%	11.51%	14.69%
*	Reflects no deduction for fees, expenses, or taxes.

Management
Allianz Investment Management LLC serves as the investment adviser to the Fund.
BlackRock Investment Management, LLC serves as the Subadviser to the Fund.
The portfolio managers for the Fund are: Alan Mason, Managing Director, since February 2014, Jennifer Hsui, CFA, Managing Director, since May 2018, Amy Whitelaw, Managing Director, since April 2019, and Suzanne Henige, CFA, Managing Director, since April 2020.
For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 97 in this prospectus.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® Moderate Index Strategy Fund

AZL® MODERATE INDEX STRATEGY FUND

Investment Objective
The Fund seeks long-term capital appreciation.

Fees and Expenses
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses	0.03%
Acquired Fund Fees and Expenses(1)	0.61%

Total Annual Fund Operating Expenses	1.04%
Fee Waiver(2)	-0.35%

Total Annual Fund Operating Expenses After Fee Waiver(2)	0.69%

(1)
Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

(2)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.05% through at least April 30, 2022, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$70	$296	$540	$1,239
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

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Fund Summaries	AZL® Moderate Index Strategy Fund

Investments, Risks, and Performance
Principal Investment Strategies of the Fund
The Fund is a fund of funds that seeks to achieve its investment objective by investing primarily in a combination of five underlying index funds:

FUND	TARGET ALLOCATION
• AZL Enhanced Bond Index Fund	40%
• AZL S&P 500 Index Fund	31.5%
• AZL International Index Fund	15%
• AZL Mid Cap Index Fund	9%
• AZL Small Cap Stock Index Fund	4.5%
The AZL Enhanced Bond Index Fund is a bond index fund, subadvised by BlackRock Financial Management, LLC; the other four underlying funds are equity index funds, subadvised by BlackRock Investment Management, LLC. Therefore, under normal market conditions, the Fund will allocate approximately 60% of its assets in the underlying equity index funds and approximately 40% of its assets in the underlying bond index fund. These target allocations represent the Fund’s long-term strategic asset allocation, which is not expected to change under normal market conditions.
The investment results of the underlying funds will vary. As a result, the Manager monitors the actual allocations to the underlying funds daily and periodically adjusts the actual allocations to attempt to achieve the target allocation. Generally, the Manager will seek to maintain the actual fund allocations to target using the cash flows that result from contract holders buying or selling shares in the Fund. However, if cash flows were insufficient to maintain the target allocations, the Manager would then buy or sell underlying funds as necessary to attempt to return the Fund’s actual asset allocations to the targets. Generally, the actual allocations will not be more than 10% above or below the targets.
The AZL Enhanced Bond Index Fund under normal circumstances invests in a combination of securities with an overall weighting close to the capitalization weights of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”). Under normal market conditions, the Fund invests at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. Further, under normal circumstances, the Fund invests at least 80% of the value of its net assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Index. The subadviser of the AZL Enhanced Bond Index Fund uses the Index as a guide in structuring the Fund and selecting its investments and manages the Fund to have similar overall interest rate risk to the Index, with the investment objective of seeking to exceed the total return of the Index.
The AZL S&P 500 Index Fund under normal circumstances invests at least 80% of the value of its net assets in the securities of or in a statistically selected sampling of the securities of companies included in the S&P 500 Index or in derivative instruments linked to that Index.
The AZL Mid Cap Index Fund under normal circumstances invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 Index and in derivative instruments linked to the S&P 400 Index, primarily futures contracts.
The AZL Small Cap Stock Index Fund under normal market conditions invests at least 80% of its assets, plus any borrowings for investment purposes, in investments of small-capitalization companies, which for this purpose are companies with market capitalizations (the total market value of a company’s outstanding stock) at the time of purchase included in the S&P SmallCap 600 Index.

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Fund Summaries	AZL® Moderate Index Strategy Fund

The AZL International Index Fund under normal circumstances invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject, any of which may adversely affect the Fund’s net asset value (NAV), yield, total return and ability to achieve its investment objective. If changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•
Allocation Risk – The Manager’s decisions regarding how the Fund’s assets should be allocated among the various underlying funds and to futures, may cause the Fund to underperform other funds with similar investment objectives. There can be no guarantee that investment decisions made by the Manager will produce the desired results. Further, because the Manager has limited discretion to change the overall asset allocation among equity funds and fixed income funds or the futures allocations under normal market conditions, the Fund may underperform comparable funds of funds for which the fund’s manager has such discretion to adjust allocations.

•
Fund of Funds Risk – The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds allocated according to the target allocations described here.

In addition, the Fund bears the investment risks of the investments of the underlying funds. The principal risks of the underlying funds are:

•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Index Fund Risk – The underlying funds generally do not attempt to manage market volatility or reduce the effects of poor performance. In addition, factors such as fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of fund shares may affect the correlation between the performance of the index and the fund’s performance.

•
Selection Risk – Because the AZL Enhanced Bond Index Fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results. Although the Fund seeks to provide a total return in excess of the Index, market conditions or implementation of the Fund’s investment strategy may result in losses, and the Fund may not achieve the desired correlation with and/or may not outperform the Index.

•
Capitalization Risk – Investing in small- to mid‑sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

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Fund Summaries	AZL® Moderate Index Strategy Fund

•
Foreign Securities Risk – Investing in the securities of non‑U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Risks of Investing in Japan – Japan may be subject to political, economic, nuclear, and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy faces several concerns, any of which could negatively affect the value of Japanese investments.

•
European Investment Risk – Investments in certain countries in the European Union (the “EU”) are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Efforts of the member countries to further unify their economic and monetary policies may increase the potential for the downward movement of one member country’s market to cause a similar effect on other member countries’ markets. Separately, the EU faces issues involving its membership, structure, procedures and policies. The exit of one or more member countries from the EU, such as the recent exit of the United Kingdom (known as “Brexit”), could place its currency and banking system in jeopardy. An exit by other member countries could likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which may adversely affect the Fund’s investments.

•
Emerging Markets Risk – Emerging markets may have less developed or more volatile trading markets and greater likelihood of government restrictions, nationalization, or confiscation than developed countries. Companies in emerging market countries may have less developed legal and accounting systems and generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

•
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Treasury Obligations Risk – Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

•
U.S. Government Obligations Risk – Certain securities in which an underlying fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

•
Sovereign Debt Risk – Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the

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Fund Summaries	AZL® Moderate Index Strategy Fund

governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

•	Interest Rate Risk – Debt securities held by the Fund may decline in value due to rising interest rates.

•	Credit Risk – The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on a fund’s earnings.

•	Income Risk – Falling interest rates may cause a fund’s income to decline.

•
Call Risk – If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date. A fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•	Extension Risk – If interest rates rise, debt securities may be paid in full more slowly than anticipated.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

•
Futures Risk –The value of futures contracts depend primarily upon the price of the securities, indexes, commodities, currencies or other instruments underlying them, and the cost of futures may also be related, in part, to the degree of volatility of the underlying instruments. Accordingly, futures on highly volatile underlying instruments may be more expensive than futures on other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•
Leveraging Risk – Certain underlying funds may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require a fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the fund’s portfolio securities.

•	Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the fund’s returns.

•
Mortgage-Related and Other Asset-Backed Securities Risk – Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that back the security.

•	Portfolio Turnover Risk – Certain underlying funds may trade portfolio securities frequently, which could result in higher transaction costs and could adversely affect the fund’s performance.

•	Privately Placed Securities Risk – Certain underlying funds may invest in privately placed securities, which are subject to resale restrictions.

•
Repurchase Agreements and Purchase and Sale Contracts Risk – If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in ether situation and the market value of the security declines, the fund may lose money.

•
Collateralized Debt Obligations Risk — In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations, including CLOs, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in

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Fund Summaries	AZL® Moderate Index Strategy Fund

tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

•
Technology Sector Risk. Technology companies, including information technology companies, may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

•
Real Estate Investments Risk – The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad-based measure of market performance, the S&P 500® Index. The Fund’s performance also is compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which shows how the Fund’s performance compares with the returns of a broad index of investment-grade fixed-rate issues, and to the Moderate Composite Index, which shows how the Fund’s performance compares with a composite index composed of the S&P 500 Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%) in proportions similar to the equity to fixed income allocation of the Fund.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

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Fund Summaries	AZL® Moderate Index Strategy Fund

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q2, 2020)	13.34%
Lowest (Q1, 2020)	-13.36%
Average Annual Total Returns

	One Year Ended December 31, 2020	Five Years Ended December 31, 2020	Ten Years Ended December 31, 2020

AZL® Moderate Index Strategy Fund	12.84%	9.52%	8.57%
S&P 500® Index*	18.40%	15.22%	13.88%
Bloomberg Barclays U.S. Aggregate Bond Index*	7.51%	4.44%	3.84%
Moderate Composite Index*	15.37%	11.23%	10.12%
*	Reflects no deduction for fees, expenses, or taxes.

Management
Allianz Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund. The Fund’s portfolio managers are: Brian Muench, CFA, president of the Manager and portfolio manager, since October 2016, Johan Grahn, portfolio manager, since October 2016, Brian Mong, CFA, portfolio manager, since April 2020, and Darin Egbert, CFA, portfolio manager, since April 2020.
For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 97 in this prospectus.

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66

Fund Summaries	AZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2

AZL® MSCI EMERGING MARKETS EQUITY INDEX FUND, CLASS 1 AND CLASS 2

Investment Objective
The Fund seeks to match the performance of the MSCI Emerging Markets Index as closely as possible.

Fees and Expenses
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fee	0.85%	0.85%
Distribution (12b‑1) Fees	0.00%	0.25%
Other Expenses	0.32%	0.32%

Total Annual Fund Operating Expenses	1.17%	1.42%
Fee Waiver(1)	-0.40%	-0.40%

Total Annual Fund Operating Expenses After Fee Waiver(1)	0.77%	1.02%

(1)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.45% through at least April 30, 2022, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It reflects management fee waiver agreement for the first year. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$79	$332	$605	$1,385
Class 2	$104	$410	$738	$1,667
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Investments, Risks, and Performance
Principal Investment Strategies of the Fund
The Fund seeks to track the investment results, before the fees and expenses of the Fund, of the MSCI Emerging Markets Index (the “Underlying Index”), which is designed to measure equity market performance in the global emerging markets. The Underlying Index includes equity securities issued by issuers, which range in size between approximately $113 million and $536 billion as of February 26, 2021, although this range may change from time to time. As of February 26, 2021, the Underlying Index consisted of 27 emerging market countries:

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Fund Summaries	AZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2

Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. As of February 26, 2021, China represented approximately 40% of the Underlying Index by weight. The Underlying Index may include large- or mid‑capitalization companies. With approximately 1,381 constituents as of February 26, 2021, the Underlying Index covers approximately 85% of the free float-adjusted market capitalization in each country. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.
The Subadviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs by keeping portfolio turnover low in comparison to actively managed investment companies.
The Subadviser generally uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index.
The Fund generally invests at least 90% of its net assets in the securities of its Underlying Index and in depositary receipts representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, but which the Subadviser believes will help the Fund track the Underlying Index, and in other investments, including futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents.
The Underlying Index is calculated by MSCI Inc. (the “Index Provider” or “MSCI”), which is independent of the Fund, the Manager and the Subadviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject, any of which may adversely affect the Fund’s net asset value (NAV), yield, total return and ability to achieve its investment objective. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.

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Fund Summaries	AZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2

•
Index Fund Risk – The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•
Foreign Securities Risk – Investing in the securities of non‑U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk – Emerging markets may have less developed or more volatile trading markets and greater likelihood of government restrictions, nationalization, or confiscation than developed countries. Companies in emerging market countries may have less developed legal and accounting systems and generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

•
Risks of Investing in China – Investments in companies located or operating in China, including Hong Kong, involve risks not associated with investments in Western nations, such as nationalization, expropriation, or confiscation of property; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of China; and China’s dependency on the economies of other Asian countries, many of which are developing countries. Further, health events, such as the recent coronavirus outbreak, may cause uncertainty and volatility in the Chinese economy. Certain securities issued by companies located or operating in China are subject to trading restrictions, quota limitations, and clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, or as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. The inability of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China.

•
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

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Fund Summaries	AZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2

•	Depositary Receipt Risk – Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.

•
Capitalization Risk – Investing in small- to mid‑sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Focused Investment Risk – Investing in a relatively small number of issuers, industries, or regions involves added risk. Changes in the value of a single security or a single economic, political, or regulatory event may have a large impact on the value of the Fund’s portfolio.

•
Technology Sector Risk. Technology companies, including information technology companies, may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges, which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

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Fund Summaries	AZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q4, 2020)	18.88%
Lowest (Q1, 2020)	-24.20%
Average Annual Total Returns

	One Year Ended December 31, 2020	Five Years Ended December 31, 2020	Ten Years Ended December 31, 2020

AZL® MSCI Emerging Markets Equity Index Fund (Class 1)	17.26%	12.00%	3.75%
AZL® MSCI Emerging Markets Equity Index Fund (Class 2)	16.92%	11.70%	3.48%
MSCI Emerging Markets Index*	18.69%	13.22%	4.00%
*	Reflects no deduction for fees, expenses, or taxes.

Management
Allianz Investment Management LLC serves as the investment adviser to the Fund.
BlackRock Investment Management, LLC serves as the Subadviser to the Fund.
The portfolio managers for the Fund are: Alan Mason, Managing Director, since October 2016, Jennifer Hsui, CFA, Managing Director, since October 2016, Amy Whitelaw, Managing Director, since April 2019, and Suzanne Henige, CFA, Managing Director, since April 2020.
For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 97 in this prospectus.

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Fund Summaries	AZL® MSCI Global Equity Index Fund, Class 1 and Class 2

AZL® MSCI GLOBAL EQUITY INDEX FUND, CLASS 1 AND CLASS 2

Investment Objective
The Fund seeks to match the performance of the MSCI World Index as closely as possible.

Fees and Expenses
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fee	0.70%	0.70%
Distribution (12b‑1) Fees	0.00%	0.25%
Other Expenses	0.13%	0.13%

Total Annual Fund Operating Expenses	0.83%	1.08%
Fee Waiver(1)	-0.39%	-0.39%

Total Annual Fund Operating Expenses After Fee Waiver(1)	0.44%	0.69%

(1)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.31% through at least April 30, 2022, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$45	$226	$422	$989
Class 2	$70	$305	$558	$1,282
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Investments, Risks, and Performance
Principal Investment Strategies of the Fund
The Fund seeks to track the investment results of the MSCI World Index (the “Underlying Index”), which is designed to measure the performance of equity securities in the top 85% of equity market capitalization, as calculated by the index provider, in certain developed market countries. The Underlying Index includes equity securities issued by issuers, which range in size between approximately $1.6 billion and $2.1 trillion as of

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Fund Summaries	AZL® MSCI Global Equity Index Fund, Class 1 and Class 2

February 26, 2021, although this range may change from time to time. As of February 26, 2021, the Underlying Index consisted of companies in the following 23 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States; the United States represented approximately 66% of the Underlying Index by weight. The Underlying Index may include large- or mid‑capitalization companies. With 1,583 constituents as of February 26, 2021, the Underlying Index covers approximately 85% of the free float-adjusted market capitalization in each country. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
The Subadviser generally uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index.
The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the MSCI World Index is concentrated.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject, any of which may adversely affect the Fund’s net asset value (NAV), yield, total return and ability to achieve its investment objective. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Index Fund Risk – The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•
Foreign Securities Risk – Investing in the securities of non‑U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•	Depositary Receipt Risk – Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.

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Fund Summaries	AZL® MSCI Global Equity Index Fund, Class 1 and Class 2

•
Technology Sector Risk. Technology companies, including information technology companies, may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

•
Capitalization Risk – Investing in small- to mid‑sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years and ten years compare with those of a broad-based measure of market performance, the MSCI World Index.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges, which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance information is shown below for Class 2 shares of the Fund only. Performance information is not shown for Class 1 because Class 1 had not commenced operations as of the date of this prospectus. Class 1 shares would have substantially similar annual returns to Class 2 because the shares of each Class will be invested in the same portfolio of securities, and the annual returns of each share Class will differ only to the extent that the Class 2 shares charge a Distribution (12b‑1) Fee in the amount of 0.25%, while the Class 1 shares do not charge such a fee.

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Fund Summaries	AZL® MSCI Global Equity Index Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q2, 2020)	19.21%
Lowest (Q1, 2020)	-21.20%
Average Annual Total Returns

	One Year Ended December 31, 2020	Five Years Ended December 31, 2020	Ten Years Ended December 31, 2020
AZL® MSCI Global Equity Index Fund (Class 2)	15.36%	10.10%	4.86%
MSCI World Index*	16.50%	12.82%	10.48%
*	Reflects no deduction for fees, expenses, or taxes.

Management
Allianz Investment Management LLC serves as the investment adviser to the Fund.
BlackRock Investment Management, LLC serves as the Subadviser to the Fund.
The portfolio managers for the Fund are: Alan Mason, Managing Director, since October 2016, Jennifer Hsui, CFA, Managing Director, since October 2016, Amy Whitelaw, Managing Director, since April 2019, and Suzanne Henige, CFA, Managing Director, since April 2020.
For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 97 in this prospectus.

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Fund Summaries	AZL® Russell 1000 Growth Index Fund, Class 1 and Class 2

AZL® RUSSELL 1000 GROWTH INDEX FUND, CLASS 1 AND CLASS 2

Investment Objective
The Fund seeks to match the total return of the Russell 1000® Growth Index.

Fees and Expenses
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fee	0.44%	0.44%
Distribution (12b‑1) Fees	0.00%	0.25%
Other Expenses	0.08%	0.08%

Total Annual Portfolio Operating Expenses	0.52%	0.77%
Fee Waiver(1)	-0.09%	-0.09%

Total Annual Fund Operating Expenses After Fee Waiver(1)	0.43%	0.68%

(1)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.35% through at least April 30, 2022, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 years	10 Years
Class 1	$44	$158	$282	$644
Class 2	$69	$237	$419	$946
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Investments, Risks, and Performance
Principal Investment Strategies of the Fund
The Fund normally invests in all stocks in the Russell 1000® Growth Index (the “Index”) in proportion to their weighting in the Index. The Subadviser attempts to have a correlation between the Fund’s performance and that of the Index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the Index were perfectly correlated.

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Fund Summaries	AZL® Russell 1000 Growth Index Fund, Class 1 and Class 2

The Index is an unmanaged index composed of companies in the Russell 1000® Index which exhibit higher price‑to‑book ratios and higher forecasted growth values. The Russell 1000® Index is itself composed of approximately 1,000 of the largest securities on the Russell 3000® Index, based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased barometer for the large‑cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.
In seeking to match the performance of the Index, the Subadviser uses a passive management approach and purchases all or a representative sample of the stocks comprising the Index. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of securities of companies included in the Russell 1000 Growth Index or in derivative instruments linked to that Index, primarily stock index futures contracts. The Subadviser also may use stock index futures as a substitute for the sale or purchase of securities. Because the Fund has expenses, performance will tend to be slightly lower than that of the target benchmark.
Diversification Policy. The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non‑diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. Shareholder approval will not be sought if the Fund becomes “non‑diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject, any of which may adversely affect the Fund’s net asset value (NAV), yield, total return and ability to achieve its investment objective. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Index Fund Risk – The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•
Growth Stocks Risk – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are

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Fund Summaries	AZL® Russell 1000 Growth Index Fund, Class 1 and Class 2

subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

•
Futures Risk – The value of futures contracts depend primarily upon the price of the securities, indexes, commodities, currencies or other instruments underlying them, and the cost of futures may also be related, in part, to the degree of volatility of the underlying instruments. Accordingly, futures on highly volatile underlying instruments may be more expensive than futures on other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•
Non‑Diversification Risk. To the extent the Fund becomes non‑diversified, the Fund may invest a larger percentage of its assets in securities issued by or representing a small number of issuers than can a diversified fund. As a result, the Fund’s shares may experience greater price volatility and the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers, which may negatively impact the Fund’s performance.

•
Technology Sector Risk. Technology companies, including information technology companies, may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges, which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

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Fund Summaries	AZL® Russell 1000 Growth Index Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q2, 2020)	27.56%
Lowest (Q4, 2018)	-15.96%
Average Annual Total Returns

	One Year Ended December 31, 2020	Five Years Ended December 31, 2020	Ten Years Ended December 31, 2020	Since Inception (Class 1 – 10/17/2016)
AZL® Russell 1000 Growth Index Fund (Class 1)	39.03%	N/A	N/A	23.77%
AZL® Russell 1000 Growth Index Fund (Class 2)	38.58%	20.27%	16.42%	N/A
Russell 1000® Growth Index*	38.49%	21.00%	17.21%	17.11%
*	Reflects no deduction for fees, expenses, or taxes.

Management
Allianz Investment Management LLC serves as the investment adviser to the Fund.
BlackRock Investment Management, LLC serves as the Subadviser to the Fund.
The portfolio managers for the Fund are: Alan Mason, Managing Director, since February 2014, Jennifer Hsui, CFA, Managing Director, since May 2018, Amy Whitelaw, Managing Director, since April 2019, and Suzanne Henige, CFA, Managing Director, since April 2020.
For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 97 in this prospectus.

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Fund Summaries	AZL® Russell 1000 Value Index Fund, Class 1 and Class 2

AZL® RUSSELL 1000 VALUE INDEX FUND, CLASS 1 AND CLASS 2

Investment Objective
The Fund seeks to match the total return of the Russell 1000® Value Index.

Fees and Expenses
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fee	0.44%	0.44%
Distribution (12b‑1) Fees	0.00%	0.25%
Other Expenses	0.08%	0.08%

Total Annual Portfolio Operating Expenses	0.52%	0.77%
Fee Waiver(1)	-0.09%	-0.09%

Total Annual Fund Operating Expenses After Fee Waiver(1)	0.43%	0.68%

(1)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.35% through at least April 30, 2022, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$44	$158	$282	$644
Class 2	$69	$237	$419	$946
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Investments, Risks, and Performance
Principal Investment Strategies of the Fund
The Fund normally invests in all stocks in the Russell 1000® Value Index (the “Index”) in proportion to their weighting in the Index. The Subadviser attempts to have a correlation between the Fund’s performance and that of the Index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the Index were perfectly correlated.

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Fund Summaries	AZL® Russell 1000 Value Index Fund, Class 1 and Class 2

The Index is an unmanaged index composed of companies in the Russell 1000® Index which exhibit lower price‑to‑book ratios and lower expected growth values. The Russell 1000® Index is itself composed of approximately 1,000 of the largest securities on the Russell 3000® Index, based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased barometer for the large‑cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.
In seeking to match the performance of the Index, the Subadviser uses a passive management approach and purchases all or a representative sample of the stocks comprising the Index. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of securities of companies included in the Russell 1000 Value Index or in derivative instruments linked to that Index, primarily stock index futures contracts. The Subadviser also may use stock index futures as a substitute for the sale or purchase of securities. Because the Fund has expenses, performance will tend to be slightly lower than that of the target benchmark.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject, any of which may adversely affect the Fund’s net asset value (NAV), yield, total return and ability to achieve its investment objective. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Index Fund Risk – The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•
Value Stocks Risk – Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

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Fund Summaries	AZL® Russell 1000 Value Index Fund, Class 1 and Class 2

•
Futures Risk – The value of futures contracts depend primarily upon the price of the securities, indexes, commodities, currencies or other instruments underlying them, and the cost of futures may also be related, in part, to the degree of volatility of the underlying instruments. Accordingly, futures on highly volatile underlying instruments may be more expensive than futures on other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•
Financials Sector Risk – The performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges, which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

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Fund Summaries	AZL® Russell 1000 Value Index Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q4, 2020)	16.06%
Lowest (Q1, 2020)	-27.04%
Average Annual Total Returns

	One Year Ended December 31, 2020	Five Years Ended December 31, 2020	Ten Years Ended December 31, 2020	Since Inception (Class 1 – 10/17/2016)
AZL® Russell 1000 Value Index Fund (Class 1)	2.25%	N/A	N/A	9.10%
AZL® Russell 1000 Value Index Fund (Class 2)	2.01%	9.00%	9.74%	N/A
Russell 1000® Value Index*	2.80%	9.74%	10.50%	10.36%
*	Reflects no deduction for fees, expenses, or taxes.

Management
Allianz Investment Management LLC serves as the investment adviser to the Fund.
BlackRock Investment Management, LLC serves as the Subadviser to the Fund.
The portfolio managers for the Fund are: Alan Mason, Managing Director, since February 2014, Jennifer Hsui, CFA, Managing Director, since May 2018, Amy Whitelaw, Managing Director, since April 2019, and Suzanne Henige, CFA, Managing Director, since April 2020.
For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 97 in this prospectus.

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83

Fund Summaries	AZL® S&P 500 Index Fund, Class 1 and Class 2

AZL® S&P 500 INDEX FUND, CLASS 1 AND CLASS 2

Investment Objective
The Fund seeks to match the total return of the Standard & Poor’s 500 Index (“S&P 500®”).

Fees and Expenses
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fee	0.17%	0.17%
Distribution (12b‑1) Fees	0.00%	0.25%
Other Expenses	0.08%	0.08%

Total Annual Fund Operating Expenses	0.25%	0.50%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$26	$80	$141	$318
Class 2	$51	$160	$280	$628
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Investments, Risks, and Performance
Principal Investment Strategies of the Fund
The Subadviser normally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index.
The Subadviser attempts to have a correlation between the Fund’s performance and that of the S&P 500® Index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.
The S&P 500® is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P® adjusts each company’s stock weighting in the index by the number of available float shares (those shares available to public investors) divided

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Fund Summaries	AZL® S&P 500 Index Fund, Class 1 and Class 2

by the company’s total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones.
In seeking to match the performance of the index, the Subadviser uses a passive management approach and generally purchases all of the stocks comprising the benchmark index. However, in certain circumstances the Subadviser may find it advantageous to purchase a representative sample of the stocks comprising the index. The Subadviser also may use stock index futures as a substitute for the sale or purchase of securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in the securities of or in a statistically selected sampling of the securities of companies included in the S&P 500 Index or in derivative instruments linked to that Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the S&P 500® Index is concentrated.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject, any of which may adversely affect the Fund’s net asset value (NAV), yield, total return and ability to achieve its investment objective. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Index Fund Risk – The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

•
Futures Risk – The value of futures contracts depend primarily upon the price of the securities, indexes, commodities, currencies or other instruments underlying them, and the cost of futures may also be related, in part, to the degree of volatility of the underlying instruments. Accordingly, futures on highly volatile underlying instruments may be more expensive than futures on other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•
Technology Sector Risk. Technology companies, including information technology companies, may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

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Fund Summaries	AZL® S&P 500 Index Fund, Class 1 and Class 2

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges, which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table (Class 2)

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q2, 2020)	20.40%
Lowest (Q1, 2020)	-19.90%
Average Annual Total Returns

	One Year Ended December 31, 2020	Five Years Ended December 31, 2020	Ten Years Ended December 31, 2020
AZL® S&P 500 Index Fund (Class 1)	17.82%	14.93%	13.60%
AZL® S&P 500 Index Fund (Class 2)	17.50%	14.63%	13.31%
S&P 500® Index*	18.40%	15.22%	13.88%
*	Reflects no deduction for fees, expenses, or taxes.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
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Fund Summaries	AZL® S&P 500 Index Fund, Class 1 and Class 2

Management
Allianz Investment Management LLC serves as the investment adviser to the Fund.
BlackRock Investment Management, LLC serves as the Subadviser to the Fund.
The portfolio managers for the Fund are: Alan Mason, Managing Director, since February 2014, Jennifer Hsui, CFA, Managing Director, since May 2018, Amy Whitelaw, Managing Director, since April 2019, and Suzanne Henige, CFA, Managing Director, since April 2020.
For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 97 in this prospectus.

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87

Fund Summaries	AZL® Small Cap Stock index Fund, Class 1 and Class 2

AZL® SMALL CAP STOCK INDEX FUND, CLASS 1 AND CLASS 2

Investment Objective
The Fund seeks to match the performance of the Standard & Poor’s (S&P) SmallCap 600 Index®.

Fees and Expenses
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fee	0.26%	0.26%
Distribution (12b‑1) Fees	0.00%	0.25%
Other Expenses	0.08%	0.08%

Total Annual Fund Operating Expenses	0.34%	0.59%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$35	$109	$191	$431
Class 2	$60	$189	$329	$738
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Investments, Risks, and Performance
Principal Investment Strategies of the Fund
The Subadviser normally invests in all of the stocks in the S&P SmallCap 600® Index in proportion to their weighting in the index.
Under normal market conditions, the Fund invests at least 80% of its assets, plus any borrowings for investment purposes, in investments of small-capitalization companies, which for this purpose are companies with market capitalizations (the total market value of a company’s outstanding stock) at the time of purchase included in the S&P SmallCap 600 Index.

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Fund Summaries	AZL® Small Cap Stock index Fund, Class 1 and Class 2

The Subadviser attempts to have a correlation between the Fund’s performance and that of the index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.
The S&P SmallCap 600® Index is an unmanaged index composed of 600 domestic stocks with market capitalizations ranging between approximately $181 million and $6.6 billion as of February 26, 2021,. S&P® adjusts each company’s stock weighting in the index by the number of available float shares (those shares available to public investors) divided by the total shares outstanding of the company, which means larger companies with more available float shares have greater representation in the index than smaller ones.
In seeking to match the performance of the index, the Subadviser uses a passive management approach and generally purchases all of the stocks comprising the benchmark index. However, in certain circumstances the Subadviser may find it advantageous to purchase a representative sample of the stocks comprising the index. The Subadviser also may use stock index futures as a substitute for the sale or purchase of securities.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the S&P SmallCap 600® Index is concentrated.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject, any of which may adversely affect the Fund’s net asset value (NAV), yield, total return and ability to achieve its investment objective. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.

•
Index Fund Risk – The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.

•
Capitalization Risk – Investing in small- to mid‑sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

•
Futures Risk – The value of futures contracts depend primarily upon the price of the securities, indexes, commodities, currencies or other instruments underlying them, and the cost of futures may also be related, in part, to the degree of volatility of the underlying instruments. Accordingly, futures on highly volatile

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Fund Summaries	AZL® Small Cap Stock index Fund, Class 1 and Class 2

underlying instruments may be more expensive than futures on other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, ten years, and since its inception compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges, which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table (Class 2)

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q4, 2020)	31.24%
Lowest (Q1, 2020)	-32.73%

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Fund Summaries	AZL® Small Cap Stock index Fund, Class 1 and Class 2

Average Annual Total Returns

	One Year Ended December 31, 2020	Five Years Ended December 31, 2020	Ten Years Ended December 31, 2020	Since Inception (Class 1 – 10/17/16)
AZL® Small Cap Stock Index Fund (Class 1)	10.98%	N/A	N/A	11.74%
AZL® Small Cap Stock Index Fund (Class 2)	10.71%	11.79%	11.34%	N/A
S&P SmallCap 600 Index*	11.29%	12.37%	11.92%	8.81%
*	Reflects no deduction for fees, expenses, or taxes.

Management
Allianz Investment Management LLC serves as the investment adviser to the Fund.
BlackRock Investment Management, LLC serves as the Subadviser to the Fund.
The portfolio managers for the Fund are: Alan Mason, Managing Director, since February 2014, Jennifer Hsui, CFA, Managing Director, since May 2018, Amy Whitelaw, Managing Director, since April 2019, and Suzanne Henige, CFA, Managing Director, since April 2020.
For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 97 in this prospectus.

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Fund Summaries	AZL® T. Rowe Price Capital Appreciation Fund

AZL® T. ROWE PRICE CAPITAL APPRECIATION FUND

Investment Objective
The Fund seeks long-term capital appreciation with preservation of capital as an important intermediate-term objective.

Fees and Expenses
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution (12b‑1) Fees	0.25%
Other Expenses	0.06%
Acquired Fund Fees and Expenses(1)	0.02%

Total Annual Fund Operating Expenses	1.08%
Fee Waiver(2)	-0.05%

Total Annual Fund Operating Expenses After Fee Waiver(2)	1.03%

(1)
Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

(2)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.70% through at least April 30, 2022, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$105	$339	$591	$1,313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

Investments, Risks, and Performance
Principal Investment Strategies of the Fund
The Fund will normally invest at least 50% of its total assets in the common stocks of established U.S. companies that the Subadviser believes have above-average potential for capital growth. The remaining assets

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Fund Summaries	AZL® T. Rowe Price Capital Appreciation Fund

are generally invested in convertible securities, corporate and government debt, mortgage- and asset-backed securities, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), and foreign securities, in keeping with the Fund’s objective. The Fund may invest up to 25% of its total assets in foreign securities.
The Fund’s investments in common stocks generally fall into one of two categories: the larger category comprises long-term core holdings whose prices when the Subadviser buys them are considered by the Subadviser to be low in terms of company assets, earnings, or other factors; the smaller category comprises opportunistic investments whose prices the Subadviser expects to rise in the short term but not necessarily over the long term. There are no limits on the market capitalization of the issuers of the stocks in which the Fund invests. Since the Subadviser attempts to prevent losses as well as achieve gains, the Subadviser typically uses a value approach in selecting investments. The Subadviser’s research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor but the Subadviser believes has good prospects for capital appreciation. The Subadviser may establish relatively large positions in companies the Subadviser finds particularly attractive.
The Subadviser seeks to both reduce risk and to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, the Subadviser searches for attractive risk/reward values among all types of securities. The portion of the Fund invested in a particular type of security, such as common stocks, results largely from case‑by‑case investment decisions, and the size of the Fund’s cash reserves may reflect the portfolio manager’s ability to find companies that meet valuation criteria rather than his market outlook.
The Fund may purchase bonds, convertible securities, mortgage- and asset-backed securities, and bank loans for their income or other features or to gain additional exposure to a company. Maturity and quality are not necessarily major considerations and there are no limits on the maturities or credit ratings of the debt instruments in which the Fund invests. The Fund may invest up to 25% of its total assets in below investment-grade debt securities (“junk bonds”) and bank loans. If a security is split-rated (i.e., rated investment-grade by at least one rating agency and noninvestment-grade by another rating agency), the higher rating will be used for purposes of this requirement. In addition, the Fund may invest up to 10% of its total assets in mortgage- and asset-backed securities. The Fund also writes (i.e., sells) call options, primarily in an effort to protect against downside risk or to generate additional income.
The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund’s portfolio as a whole is subject, any of which may adversely affect the Fund’s net asset value (NAV), yield, total return and ability to achieve its investment objective. As changes occur in a Fund’s portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.

•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.

•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.

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Fund Summaries	AZL® T. Rowe Price Capital Appreciation Fund

•
Value Stocks Risk – Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund to at times underperform equity funds that use other investment strategies. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. Value stocks also may underperform the market for long periods of time.

•
Capitalization Risk – Investing in small- to mid‑sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Focused Investment Risk – Investing in a relatively small number of issuers, industries, or regions involves added risk. Changes in the value of a single security or a single economic, political, or regulatory event may have a large impact on the value of the Fund’s portfolio.

•
Bank Loan Risk – To the extent the Fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt instruments. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower, and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the Fund may not receive its proceeds in a timely manner or that the Fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

•
Convertible Securities Risk – The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•	Interest Rate Risk – Debt securities held by the Fund may decline in value due to rising interest rates.

•	Credit Risk – The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund’s earnings.

•
Security Quality Risk (also known as High Yield Risk or Junk Bond Risk) – The Fund may invest in high yield, high risk debt securities, which may be subject to higher levels of credit and liquidity risk than higher quality debt securities. Security quality risk is sometimes known as “high-yield risk” or “junk bond risk.”

•
Foreign Securities Risk – Investing in the securities of non‑U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, reduced liquidity, and differences in social and economic developments or policies.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

•
Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the Fund’s returns. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

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Fund Summaries	AZL® T. Rowe Price Capital Appreciation Fund

•
Mortgage-Related and Other Asset-Backed Securities Risk – Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that backs the security.

•
Options Risk – To the extent the Fund uses options, it is exposed to additional volatility and potential losses. Writing call options exposes the Fund to the risk that the underlying security may not move in the direction anticipated by the portfolio manager, requiring the Fund to buy or sell the security at a price that is disadvantageous to the Fund.

•	Extension Risk – If interest rates rise, debt securities may be paid in full more slowly than anticipated.
Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compare with those of a broad-based measure of market performance, the S&P 500 Index. The Fund’s performance also is compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which shows how the Fund’s performance compares with the returns of a broad index of investment-grade fixed-rate debt issues, and to the Moderate Composite Index, which shows how the Fund’s performance compares with a composite index composed of the S&P 500® Index (60%) and Bloomberg Barclays U.S. Aggregate Bond Index (40%) in proportions similar to the equity to fixed income allocation of the Fund.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges, which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

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Fund Summaries	AZL® T. Rowe Price Capital Appreciation Fund

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q2, 2020)	13.83%
Lowest (Q3, 2011)	-15.90%
Average Annual Total Returns

	One Year Ended December 31, 2020	Five Years Ended December 31, 2020	Ten Years Ended December 31, 2020
AZL® T. Rowe Price Capital Appreciation Fund	17.48%	12.72%	11.57%
S&P 500 Index*	18.40%	15.22%	13.88%
Bloomberg Barclays U.S. Aggregate Bond Index*	7.51%	4.44%	3.84%
Moderate Composite Index*	15.37%	11.23%	10.12%

*	Reflects no deduction for fees, expenses, or taxes.

Management
Allianz Investment Management LLC serves as the investment adviser to the Fund.
T. Rowe Price Associates, Inc. serves as the Subadviser to the Fund.
The portfolio manager of the Fund, since November 2013, is: David R. Giroux, Portfolio Manager.
For important information about tax information and financial intermediary compensation, please turn to the sections “Tax Information” and “Financial Intermediary Compensation” at page 97 in this prospectus.

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Fund Summaries	Tax Information and Financial Intermediary Compensation

TAX INFORMATION
Shares of the Funds are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the “Contracts”). Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract. You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.

FINANCIAL INTERMEDIARY COMPENSATION
Shares of the Funds are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Funds and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Funds and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including a Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary’s website for more information.

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More About the Funds	Overview

MORE ABOUT THE FUNDS

OVERVIEW
The Allianz Variable Insurance Products Trust (the “VIP Trust”) consists of 20 separate investment portfolios (together, the “Funds,” and each individually, a “Fund”). Each Fund is a diversified open‑end fund and a series of the VIP Trust. Within the scope of an investment program approved by the Board of Trustees to the Funds (the “Board,” the “Trustees” or the “Board of Trustees”), the Funds are managed by Allianz Investment Management LLC (the “Manager”), which in turn has retained certain asset management firms (the “Subadvisers”) to make investment decisions on behalf of the Funds (but not AZL Moderate Index Strategy Fund). The Manager selected each Subadviser based on the Subadviser’s experience with the investment strategy for which it was selected. The VIP Trust provides investment vehicles for variable annuity contracts and variable life insurance policies (the “Contracts”) offered by the separate accounts of various life insurance companies affiliated with the Manager. The separate accounts buy, and own, shares of the Funds on behalf of Contract owners who direct purchase payments to subaccounts of the separate accounts that invest in the Funds. Therefore, you cannot directly purchase, nor will you directly own, shares of the Funds.
This prospectus is designed to help you make informed decisions about certain investment options available under your Contract. You will find details about how your Contract works in the related Contract prospectus.
This prospectus summarizes key information about the Funds, including information regarding the investment objectives, strategies and risks and performance and fees for all the Funds. “You” and “your” refer to both direct shareholders (including the insurance company separate accounts that invest assets on behalf of their contract holders) and contract holders who invest in the Funds indirectly through the Contracts.
Unless otherwise indicated, any percentage limitation on a Fund’s holdings set forth in the summaries above is applied only when that particular type of security is purchased. In the case of illiquid investments, if the limitation is exceeded, the Funds will take appropriate steps to bring the aggregate amount of illiquid investments below the limit as soon as practicable.
Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to a Fund.
Certain of the Funds may have names, investment objectives, strategies, portfolio manager(s), and characteristics that are substantially similar to other mutual funds managed by the Subadvisers. However, the asset size, portfolio composition, fees, and expenses of a Fund may be different from those of any similar fund, and performance may be better or worse. No representation is made that the Funds will perform in an equivalent manner to the similar funds. Funds may be added to or removed from the VIP Trust from time to time.
The following Funds have names that suggest a focus on a particular type of investment:
AZL DFA Five-Year Global Fixed Income Fund
AZL DFA International Core Equity Fund
AZL DFA U.S. Core Equity Fund
AZL DFA U.S. Small Cap Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Government Money Market Fund
AZL International Index Fund
AZL MetWest Total Return Bond Fund
AZL Mid Cap Index Fund
AZL MSCI Emerging Markets Equity Index Fund

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AZL MSCI Global Equity Index Fund
AZL Russell 1000 Growth Index Fund
AZL Russell 1000 Value Index Fund
AZL S&P 500 Index Fund
AZL Small Cap Stock Index Fund
In accordance with Rule 35d‑1 under the 1940 Act, each of these Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets (exclusive of collateral received in connection with securities lending, if applicable) in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments, or derivatives, such as futures and options, may be included in the 80% basket. Only the market value of derivatives instruments will be used for purposes of meeting the 80% policy. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” policy, which means that it may be changed without the vote of a majority of a Fund’s outstanding shares as defined in the 1940 Act. The name of each of these Funds may be changed at any time by a vote of the Trustees. However, Rule 35d‑1 also requires that shareholders be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.
The investment objective of each Fund, except the AZL Government Money Market Fund, may be changed by the Trustees without shareholder approval.
Fund Operating Expense Limitation Agreement
The Manager and each of the following Funds have entered into a written agreement, through April 30, 2022, limiting the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees and expenses, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to the amount set forth below. After April 30, 2022, the Manager may terminate the agreement for any reason on 30 days written notice to the Fund. Each Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of expenses previously paid by the Manager pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed the lesser of any applicable limits in effect (i) at the time of the original waiver and (ii) at the time of such reimbursement, as supported by standard accounting practices. The Fund’s ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that a Fund makes such reimbursements to the Manager, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.

Name of Fund	Operating Expense Limitation (through April 30, 2022)
	Class 1	Class 2

AZL DFA Five-Year Global Fixed Income Fund	N/A	0.95%
AZL DFA International Core Equity Fund	N/A	1.39%
AZL DFA U.S. Core Equity Fund	N/A	1.20%
AZL DFA U.S. Small Cap Fund	N/A	1.35%
AZL Enhanced Bond Index Fund	N/A	0.70%
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	0.46%	0.71%

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Name of Fund	Operating Expense Limitation (through April 30, 2022)
	Class 1	Class 2

AZL Fidelity Institutional Asset Management® Total Bond Fund	0.70%	0.95%
AZL Gateway Fund	N/A	1.25%
AZL Government Money Market Fund	N/A	0.87%
AZL International Index Fund	0.52%	0.77%
AZL MetWest Total Return Bond Fund	N/A	0.91%
AZL Mid Cap Index Fund	0.46%	0.71%
AZL Moderate Index Strategy Fund	0.20%	N/A
AZL MSCI Emerging Markets Equity Index Fund	0.85%	1.10%
AZL MSCI Global Equity Index Fund	0.55%	0.80%
AZL Russell 1000 Growth Index Fund	0.59%	0.84%
AZL Russell 1000 Value Index Fund	0.59%	0.84%
AZL S&P 500 Index Fund	0.46%	0.71%
AZL Small Cap Stock Index Fund	0.46%	0.71%
AZL T. Rowe Price Capital Appreciation Fund	N/A	1.20%
The Manager and the Funds listed below have entered into a written agreement whereby the Manager has reduced the management fee to the rates shown below through April 30, 2022. These reductions may be terminated at any time after April 30, 2022.

Name of Fund	Management Fee
AZL DFA Five-Year Global Fixed Income Fund	0.50% on all assets
AZL DFA International Core Equity Fund	0.75% on all assets
AZL DFA U.S. Core Equity Fund	0.54% on all assets
AZL DFA U.S. Small Cap Fund	0.70% on all assets
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	0.45% on all assets
AZL Government Money Market Fund AZL MetWest Total Return Bond Fund	0.34% on all assets 0.50% on all assets
AZL Moderate Index Strategy Fund	0.05% on all assets
AZL MSCI Emerging Markets Equity Index Fund	0.45% on all assets
AZL MSCI Global Equity Index Fund	0.31% on all assets
AZL Russell 1000 Growth Index Fund	0.35% on all assets
AZL Russell 1000 Value Index Fund	0.35% on all assets
AZL T. Rowe Price Capital Appreciation Fund	0.70% on all assets
The AZL Moderate Index Strategy Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. The Manager believes, and the Board of Trustees has determined, that the management and other fees paid by the Fund are for services that are in addition to, not duplicative of, the services provided to the underlying funds. These services include the asset allocation and monitoring functions provided by the Manager to the Fund.

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The underlying funds may pay 12b‑1 fees to the distributor of the Contracts for distribution services or service fees to the insurance companies (or their affiliates) that issue the Contracts for customer service and other administrative services.
The amount of such 12b‑1 fees or service fees may vary depending on the underlying fund. Such 12b‑1 fees or service fees generally are paid by shareholders of the underlying funds, including the Fund, and have the effect of increasing the expenses incurred by the Fund. The Manager may invest in an underlying fund with a 12b‑1 fee or a service fee in circumstances where an identical fund without such fees, or with lower fees, may be available.
The underlying funds do not pay 12b‑1 fees or service fees to the Fund, and the Fund does not charge 12b‑1 fees or service fees. The distributor of the Contracts is an affiliate of the Manager.
Investment advisers to the underlying funds, or their affiliates, also may pay the insurance companies offering the Contracts through which the Fund is sold a service fee for servicing customer accounts. For further information regarding these fees, please see your Contract prospectus.

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More About the Funds	Investment Strategies

INVESTMENT STRATEGIES
Temporary Defensive Positions
For temporary defensive purposes or when cash is temporarily available, each of the Funds (other than the AZL Government Money Markey Fund) may invest in investment grade, short-term debt instruments, including government, corporate, and money market securities, or the Funds may hold cash. If a Fund invests substantially in such instruments or has substantial cash holdings, it may not be pursuing its principal investment strategies and may not achieve its investment objective. The AZL Government Money Market Fund may, from time to time, take temporary defensive positions by holding cash, shortening the Fund’s dollar-weighted average portfolio maturity or investing in other securities that are “eligible securities” for purchase by money market funds.
Frequent Trading
Each of the following Funds may engage in frequent trading in order to achieve its investment objectives. Frequent trading may result in higher transaction costs, which adversely affects a Fund’s performance.
AZL Enhanced Bond Index Fund
AZL MetWest Total Return Bond Fund
AZL DFA Funds
Exchange-Traded Funds
The equity funds (AZL DFA International Core Equity Fund, AZL DFA U.S. Core Equity Fund, and AZL DFA U.S. Small Cap Fund) each may invest in exchange-traded funds (ETFs) for the purpose of gaining exposure to the equity markets while maintaining liquidity.
Small-Capitalization Companies
For the AZL DFA International Core Equity Fund, AZL DFA U.S. Core Equity Fund and AZL DFA U.S. Small Cap Fund, the Subadviser may consider a small capitalization company’s investment characteristics with respect to other eligible companies when making investment decisions and may exclude a small capitalization company when the Subadviser determines it to be appropriate. In assessing a company’s investment characteristics, the Subadviser considers ratios such as recent changes in assets divided by total assets. Under normal circumstances, each Fund will seek to limit such exclusion to no more than 5% of the eligible small capitalization company universe in each country in which the Fund invests.
AZL DFA International Core Equity Fund
Approved Markets
The Subadviser will determine in its discretion which countries to designate as approved markets for investment by the AZL DFA International Core Equity Fund, and whether to invest in such approved markets. The Fund may continue to hold investments in countries that are not currently designated as approved markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously approved markets.
Securities associated with an approved market include, among other things: (a) securities of companies that are organized under the laws of, or maintain their principal place of business in, an approved market; (b) securities for which the principal trading market is in an approved market; (c) securities issued or guaranteed by the government of an approved market, its agencies or instrumentalities, or the central bank of such country or territory; (d) securities of companies that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in approved markets or have at least 50% of their assets in approved markets; (e) securities included in the Fund’s benchmark index; or (f) depositary shares of companies

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associated with approved markets under the criteria above. Securities of approved markets may include securities of companies that have characteristics and business relationships common to companies in other countries or regions. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries or regions as well as in the approved markets. The Subadviser, however, will select only those companies that, in its view, have sufficiently strong exposure to economic and market forces in approved markets that satisfy the criteria described above. The Fund also may obtain exposure to approved market securities by investing in derivative instruments that derive their value from approved market securities, or by investing in securities of pooled investment vehicles that invest at least 80% of their assets in approved market securities.
AZL DFA Five-Year Global Fixed Income Fund
The following is a further description of the categories of investments that may be acquired by the Fund:
•
U.S. Government Obligations – Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. Government, including bills, notes and bonds. These securities may also be purchased on a “when-issued” basis.

•
U.S. Government Agency Obligations – Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, including Ginnie Mae mortgage pass-through securities. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government may be supported only by the issuer’s right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as Freddie Mac and Fannie Mae, including their mortgage pass-through securities. These securities may also be purchased on a “when-issued” or “to‑be‑announced” basis, such as mortgage TBA’s.

•
Corporate Debt Obligations – Corporate debt securities (e.g., bonds and debentures), which are rated Aa3 or better by Moody’s, or AA‑ or better by S&P, or AA‑ or better by Fitch, or an equivalent rating assigned by another nationally recognized statistical rating organization (“NRSRO”), or if there is no rating for the debt security, they are determined by the Subadviser to be of comparable quality.

•
Bank Obligations – Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit), time deposits and bankers’ acceptances. Bank certificates of deposit will be acquired only from banks having assets in excess of $1,000,000,000.

•
Commercial Paper – Rated, at the time of purchase, A1 or better by S&P or Prime1 by Moody’s, or F1 or better by Fitch, or an equivalent rating assigned by another NRSRO or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody’s or AAA by S&P or AAA by Fitch.

•
Repurchase Agreements – Instruments through which the Fund may purchase securities (“underlying securities”) from a bank, a registered U.S. government securities dealer, or such other counterparty with creditworthiness and other characteristics deemed appropriate by the Subadviser, with an agreement by the seller to repurchase the securities at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. The Fund will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of the Fund’s total assets would be so invested. In addition, a repurchase agreement with a duration of more than seven days will be subject to the Fund’s investment restriction on illiquid investments. The Fund also will only invest in repurchase agreements with banks, U.S. government securities dealers, and/or other counterparties, as described above, that are approved by the Investment Committee of the Subadviser. The Subadviser will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

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•
Foreign Government and Agency Obligations – Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments, or their authorities, agencies, instrumentalities or political subdivisions.

•
Supranational Organization Obligations – Debt securities of supranational organizations such as the European Investment Bank, the Inter-American Development Bank or the World Bank, which are chartered to promote economic development.

•
Foreign Issuer Obligations – Debt securities of non‑U.S. issuers rated AA‑ or better by S&P or Fitch, Aa3or better by Moody’s, or an equivalent rating assigned by another NRSRO, or, if unrated, securities that have been determined by the Subadviser to be of comparable quality.

•	Eurodollar Obligations – Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.
•
Money Market Funds – The Fund may invest in affiliated and unaffiliated registered and unregistered money market funds. Investments in money market funds may involve a duplication of certain fees and expenses.

The categories of investments that may be acquired by the Fund may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR), the secured Overnight Financing Rate or the Treasury bill rate.
The Fund will be managed with a view to capturing expected credit premiums and expected term premiums. The term “expected credit premium” means the expected incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and “expected term premium” means the expected relative return on investment for holding securities having longer-term maturities as compared to securities having shorter-term maturities. At times when, in the Subadviser’s judgment, eligible foreign securities do not offer expected term premiums that compare favorably with those offered by eligible U.S. Securities, the Fund will be invested primarily in the latter securities. The Subadviser believes that expected credit premiums are available largely through investment in commercial paper, certificates of deposit and corporate obligations. The holding period for assets of the Fund will be chosen with a view to maximizing anticipated returns, net of trading costs.
The Fund may engage in frequent trading of portfolio securities and, therefore, may be expected to have a high portfolio turnover rate. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when management believes that portfolio changes are appropriate. While the Fund generally acquires securities in principal transactions and, therefore, does not pay brokerage commissions, the spread between the bid and asked prices of a security may be considered to be a “cost” of trading. Such costs ordinarily increase with trading activity. However, securities ordinarily will be sold when, in the Subadviser’s judgment, the expected return of the Fund will be increased as a result of portfolio transactions after taking into account the cost of trading. It is anticipated that short-term instruments will be acquired in the primary and secondary markets. A high portfolio turnover rate may result in increased trading costs.
The Fund may use derivatives, such as futures contracts and options on futures contracts, to hedge its currency exposure or to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Fund.
AZL Gateway Fund
Writing index call options reduces the Fund’s volatility, provides a steady cash flow and is an important source of the Fund’s return, although it also reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price.
Because the Fund writes index call options and purchases index put options in addition to investing in equity securities, the Fund’s volatility is expected to be closer to intermediate- to long-term fixed income investments

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(intermediate-term are those with approximately five-year maturities and long-term are those with maturities of ten or more years) and hybrid investments (blends of equity and short-term fixed income securities) than to equity investments.
The Fund seeks to provide an efficient trade‑off between risk and reward where risk is characterized by volatility or fluctuations in value over time.
Purchasing Stocks
The Fund invests in a diversified stock portfolio, generally consisting of approximately 200 to 400 stocks, designed to support the Fund’s index option-based risk management strategy as efficiently as possible while seeking to enhance the Fund’s total return. The Subadviser uses a multi-factor quantitative model to construct the stock portfolio. The model evaluates U.S.-exchange-traded equities that meets criteria and constraints established by the Subadviser. Generally, the Subadviser tries to minimize the difference between the performance of the stock portfolio and that of the index or indexes underlying the Fund’s option strategies while also considering other factors, such as predicted dividend yield. The Subadviser monitors this difference and the other factors, and rebalances and adjusts the stock portfolio from time to time, by purchasing and selling stocks. The Subadviser expects the portfolio to generally represent the broad U.S. equity market.
Writing Index Call Options
The Fund continuously writes index call options, typically on broad-based securities market indices, on the full value of its broadly diversified stock portfolio. As the seller of the index call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the difference between the cost of repurchasing the option and the premium received will determine the gain or loss realized by the Fund.
Purchasing Index Put Options
The Fund may buy index put options in an attempt to protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase in price.
Other Investments
The Fund may invest in foreign securities traded in U.S. markets (through ADRs or stocks traded in U.S. dollars). The Fund may also invest in other investment companies, including money market funds, to the extent permitted by the 1940 Act. The Fund may enter into repurchase agreements and/or hold cash and cash equivalents.
AZL T. Rowe Price Capital Appreciation Fund
The Fund’s attempt to cushion the effects of market declines on the share price could reduce the Fund’s overall risk (volatility) relative to that of the broad stock market. In addition, the Fund’s ability to seek appreciation opportunities outside the stock market may also aid performance when stocks are declining. The Fund’s significant investment in common stocks could allow it to participate in favorable stock market trends.
The Fund’s Subadviser generally uses a value approach, which means looking for companies whose stocks and other securities appear to be undervalued or out of favor with investors. Possible indicators of an undervalued stock include:

•	above-average dividend yield relative to the S&P 500;
•	low price/earnings ratio relative to the S&P 500;

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•	low price/book ratio relative to the market, competitors, or historic norms; and
•	low stock price relative to a company’s underlying value as measured by assets, cash flow, or business franchises.
The Fund’s value emphasis may lead to a contrarian approach, resulting in purchases of stocks or other securities shunned by investors due to earnings setbacks, unfavorable industry or economic conditions, or negative publicity. Such investments may be attractive to the Fund if their prices appear to be excessively discounted and prospects for appreciation are considered favorable.
Numerous situations exist in which a company’s intrinsic value may not be reflected in its stock price. For example, a company may own a substantial amount of real estate that is valued on its financial statements well below market levels. If those properties were to be sold, or if their hidden value became recognized in some other manner, the company’s stock price could rise. In another example, a company’s management could spin off an unprofitable division into a separate company, potentially increasing the value of the parent. Or, in the reverse, a parent company could spin off a profitable division that has not drawn the attention it deserves, potentially resulting in higher valuations for both entities.
Sometimes new management can revitalize companies that have grown too large or lost their focus, eventually leading to improved profitability. Management could increase shareholder value by using excess cash flow to pay down debt, buy back outstanding shares of common stock, or raise the dividend.
While most assets will be invested in common stocks, bonds, convertible securities, bank loans, and options, other strategies may be employed that are not considered part of the Fund’s principal investment strategies. The Fund may invest in bonds and debt securities of any type, including municipal securities, and mortgage and asset backed securities without restrictions on quality or rating. Investments in a company also may be made through a privately negotiated note or loan, including loan assignments and participations. The Fund may invest, to a limited extent, in derivatives such as futures contracts and forward currency exchange contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward currency exchange contracts would primarily be used to help protect the Fund’s holdings from unfavorable changes in foreign currency exchange rates. To the extent the Fund uses futures and forward currency exchange contracts, it is exposed to potential volatility and losses greater than direct investments in the contract’s underlying assets, and the risk that anticipated currency movements will not be accurately predicted.

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PRINCIPAL INVESTMENT RISKS
The following provides additional information regarding the principal risks of investing in the Funds:

Allocation Risk AZL Moderate Index Strategy Fund	The risk that the Manager allocates assets in a manner which results in the Fund underperforming other funds with similar investment objectives. Since the Manager has limited discretion to allocate Fund assets among various underlying investments, the Fund’s allocation structure may cause the Fund to underperform other funds of funds with similar investment objectives.
Bank Loan Risk AZL T. Rowe Price Capital Appreciation Fund	The loans in which the Fund invests represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, they are issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings, and the borrowing companies tend to have more debt than equity. Most, if not all, of the bank loans in which the Fund invests will have a below investment-grade credit rating or not be rated by a major credit rating agency. The Fund may acquire bank loans directly through the lending agent, as an assignment from another lender who holds a direct interest in the loan, or as a participation interest in another lender’s portion of the loan. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the Fund may not receive its proceeds in a timely manner or that the Fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.
Call Risk

AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL MetWest Total Return Bond Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund
If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders and termination of any conversion option on convertible securities.

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Capitalization Risk

AZL DFA International Core Equity Fund
AZL DFA U.S. Core Equity Fund
AZL DFA U.S. Small Cap Fund
AZL Mid Cap Index Fund
AZL MSCI Emerging Markets Equity Index Fund
AZL MSCI Global Equity Index Fund
AZL Small Cap Stock Index Fund
AZL T. Rowe Price Capital Appreciation Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund
Small and/or mid‑capitalization companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large-capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies’ securities and the Fund’s ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Small‑cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. The value of some of the Fund’s investments will rise and fall based on investor perception rather than economic factors.
Collateralized Debt Obligations Risk AZL Enhanced Bond Index Fund Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund	In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations, including CLOs, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

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Convertible Securities Risk AZL T. Rowe Price Capital Appreciation Fund	The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise, and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.
Correlation Risk AZL Gateway Fund	The effectiveness of the Fund’s index option-based risk management strategy may be reduced if the Fund’s equity portfolio does not correlate to the index underlying its option positions.
Credit Risk

AZL DFA Five-Year Global Fixed Income Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL MetWest Total Return Bond Fund
AZL T. Rowe Price Capital Appreciation Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund
Credit risk is the chance that the issuer of a debt security will fail to repay interest and principal in a timely manner, reducing the Fund’s return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund’s shares.
Credit Risk AZL Government Money Market Fund	Although the Fund invests only in high quality obligations, if an issuer fails to pay interest or repay principal, the value of the Fund’s assets could decline.
Currency Risk

AZL DFA Five-Year Global Fixed Income Fund
AZL DFA International Core Equity Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL International Index Fund
AZL MSCI Emerging Markets Equity Index Fund
AZL MSCI Global Equity Index Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund
Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.

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Depositary Receipt Risk AZL DFA International Core Equity Fund AZL Gateway Fund AZL MSCI Emerging Markets Equity Index Fund AZL MSCI Global Equity Index Fund	Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. Investing in these instruments may expose the Fund to credit risk with respect to the issuer of the depositary receipt, in addition to the risks of the underlying investment. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.
Derivatives Risk

AZL DFA Five-Year Global Fixed Income Fund
AZL DFA International Core Equity Fund
AZL DFA U.S. Core Equity Fund
AZL DFA U.S. Small Cap Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Gateway Fund
AZL International Index Fund
AZL MetWest Total Return Bond Fund
AZL Mid Cap Index Fund
AZL MSCI Emerging Markets Equity Index Fund
AZL Russell 1000 Growth Index Fund
AZL Russell 1000 Value Index Fund
AZL S&P 500 Index Fund
AZL Small Cap Stock Index Fund
AZL T. Rowe Price Capital Appreciation Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund
A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to “cash settle”) are not covered through ownership of the underlying security, financial instrument, or currency.

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Emerging Markets Risk

AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL MetWest Total Return Bond Fund
AZL MSCI Emerging Markets Equity Index Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund

The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets may include those in countries considered emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Companies operating in emerging markets may have greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions and also may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to regulatory, disclosure, accounting, auditing, recordkeeping and financial reporting standards and requirements comparable to those to which U.S. companies are subject, and, as a result, the nature and quality of such information may vary. Information about such companies may be less available and reliable and, therefore, the ability to conduct adequate due diligence in emerging markets may be limited which can impede the Fund’s ability to evaluate such companies. In addition, certain emerging market countries have material limitations on PCAOB inspection, investigation and enforcement capabilities which hinder the ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. Many emerging markets have histories of political instability and abrupt changes in policies. As a

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result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption, fraud and crime that may hinder investments, and may have counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property, private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue. Many emerging markets do not have income tax treaties with the United States, and as a result, investments by the Fund may be subject to higher withholding taxes in such countries. In addition, some countries with emerging markets may impose differential capital gains taxes on foreign investors. The taxation systems at the federal, regional and local levels in emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. Practices in relation to

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settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Other risks of investing in emerging markets securities may include additional transaction costs, unexpected market closures, and lack of timely information.
Extension Risk

AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL MetWest Total Return Bond Fund
AZL T. Rowe Price Capital Appreciation Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund
When interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated, causing the value of the securities to fall.
Financials Sector Risk AZL Russell 1000 Value Index Fund AZL DFA U.S. Small Cap Fund
Companies in the financials sector are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Legislation in the U.S. has relaxed capital requirements and other regulatory burdens on certain U.S. banks; while the effect of the legislation may benefit certain companies in the financials sector, increased risk taking may also result in greater overall risk in the financials sector. The impact of changes in capital requirements, or recent or future regulation in various

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countries, on any individual financial company or on the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks, and may experience technology malfunctions and disruptions. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.
Focused Investment Risk AZL MSCI Emerging Markets Equity Index Fund AZL T. Rowe Price Capital Appreciation Fund	Focusing investments in a small number of issuers, industries, or regions increases risk. Funds that invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political, or regulatory occurrence may have a greater impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. The Fund may from time to time have greater risk if it invests a substantial portion of its assets in companies in related industries, such as technology or financial and business services, that may share common characteristics and are often subject to similar business risks and regulatory burdens. The securities of companies in similar industries may react similarly to economic, market, political, or other developments.
Foreign Securities Risk

AZL DFA Five-Year Global Fixed Income Fund
AZL DFA International Core Equity Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Gateway Fund

Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. Some foreign countries may be subject to trading restrictions or economic sanctions. In addition, foreign investing involves less publicly available

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AZL International Index Fund
AZL MetWest Total Return Bond Fund
AZL MSCI Emerging Markets Equity Index Fund
AZL MSCI Global Equity Index Fund
AZL T. Rowe Price Capital Appreciation Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund
information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.
Risks of Investing in Japan AZL DFA International Core Equity Fund AZL International Index Fund Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund	Japan may be subject to political, economic, nuclear, and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, overleveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, large government deficits, heavy dependence on international trade and oil and other commodity imports, an aging workforce and significant population decline, sometimes unpredictable national politics, political tensions with China, and natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis. Any of these concerns could negatively affect the value of Japanese investments.
Risks of Investing in China AZL MSCI Emerging Markets Equity Index Fund
Investments in companies located or operating in China, including Hong Kong, involve risks not associated with investments in Western nations, such as nationalization, expropriation, or confiscation of property; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of China; and China’s dependency on the economies of

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other Asian countries, many of which are developing countries. Further, health events, such as the recent coronavirus outbreak, may cause uncertainty and volatility in the Chinese economy. Certain securities issued by companies located or operating in China, such as China A‑shares, are subject to trading restrictions, quota limitations, and clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, or as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. Export growth continues to be a major driver of China’s rapid economic growth; a reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers (or the threat thereof), or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Further, health events, such as the recent coronavirus outbreak, may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors. Additionally, the inability of the PCAOB to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China.
European Investment Risk AZL International Index Fund Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund
European countries that are part of the European Economic and Monetary Union (the “EMU”), which is authorized to direct monetary policies, including policies related to money supply and interest rates for the euro, may be significantly affected by tight fiscal and monetary controls that the union may seek to impose on its members, such as restrictions on inflation rates, deficits, interest rates and debt levels. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and the EU as a whole. Efforts of the EU to further unify the economic and monetary policies of its members may increase the potential interdependence of the economies of the EU members and thereby increase the risk that adverse developments in one country will adversely affect the

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securities of issuers located in other countries. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect other European countries, including EU member countries that do not use the euro and non‑EU member countries. Responses to the financial problems by European governments, central banks, and others, including austerity measures and reforms, may not produce the desired results, may limit future growth and economic recovery, or may result in social unrest or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

The EU faces issues involving its membership, structure, procedures and policies. On January 31, 2020, the United Kingdom withdrew from the EU (known as “Brexit”). Although its long-term effects remain uncertain, Brexit’s impact on the United Kingdom and European economies and the broader global economy could be significant and result in increased volatility, illiquidity and potentially lower economic growth in markets in the United Kingdom, Europe and globally, which may adversely affect the value of the Fund’s investments. Brexit also may spark additional member countries to contemplate departing the EU, furthering economic and political instability in the region.

Fund of Funds Risk AZL Moderate Index Strategy Fund	The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds allocated according to the target allocations described here.

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Futures Risk

AZL DFA Five-Year Global Fixed Income Fund
AZL DFA International Core Equity Fund
AZL DFA U.S. Core Equity Fund
AZL DFA U.S. Small Cap Fund
AZL International Index Fund
AZL Mid Cap Index Fund
AZL Russell 1000 Growth Index Fund
AZL Russell 1000 Value Index Fund
AZL S&P 500 Index Fund
AZL Small Cap Stock Index Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund
Investing in derivative instruments, such as futures contracts, involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. The value of futures contracts depends primarily upon the price of the securities, indexes, commodities, currencies or other instruments underlying them. Price movements are also influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary, and exchange control programs and policies of governments, and national and international political and economic events and policies. The cost of futures may also be related, in part, to the degree of volatility of the underlying instruments. Accordingly, futures on highly volatile instruments may be more expensive than futures on other investments. Changes in the value of the futures contract may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Growth Stocks Risk AZL Russell 1000 Growth Index Fund	The returns on growth stocks may or may not move in tandem with the returns on other categories of stocks, or the stock market as a whole. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.
Income Risk

AZL DFA Five-Year Global Fixed Income Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Government Money Market Fund
AZL MetWest Total Return Bond Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund
Income risk is the chance that falling interest rates will cause the Fund’s income to decline. Income risk is generally higher for short-term bonds.

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Index Fund Risk

AZL International Index Fund
AZL Mid Cap Index Fund
AZL MSCI Emerging Markets Equity Index Fund
AZL MSCI Global Equity Index Fund
AZL Russell 1000 Growth Index Fund
AZL Russell 1000 Value Index Fund
AZL S&P 500 Index Fund
AZL Small Cap Stock Index Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund

The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock or bond performance. The Fund will not necessarily buy or sell a security unless that security is added or removed, respectively, from the index, even if that security generally is underperforming. If a specific security is removed from the index, the Fund may be forced to sell such security at an inopportune time or for a price lower than the security’s current market value. The Fund’s index may not contain the appropriate mix of securities for any particular economic cycle.

The correlation between the performance of the Fund and the performance of the index may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the index, and the timing of purchases and redemptions of Fund shares. The use of a representative sampling approach, as applicable, also may result in returns for the Fund that are not as well-correlated with the return of the index as would be the case if the Fund purchased all of the securities in the index in the proportions represented in the index. In addition, the performance of the Fund and the index may vary due to asset valuation differences and differences between the Fund’s portfolio and the index resulting from legal restrictions, costs or liquidity constraints.

The Fund’s investments may become concentrated in the securities of companies operating within a particular country, region, market, industry sector, or group of industries, or asset class to the same extent that the Fund’s index becomes concentrated. If the Fund’s investments are so concentrated, the Fund may be more adversely affected by the underperformance of those investments, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities than a fund that does not concentrate its investments.

Industrials Sector Risk AZL DFA U.S. Small Cap Fund AZL DFA International Core Equity Fund
Changes in government regulation, world events and economic conditions may adversely affect companies in the industrials sector. In addition, these companies are at risk for environmental and product liability damage claims. Commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations may also adversely affect the companies in this sector.

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Interest Rate Risk

AZL DFA Five-Year Global Fixed Income Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL MetWest Total Return Bond Fund
AZL T. Rowe Price Capital Appreciation Fund
Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund

Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates. Interest rates recently have been at historic lows, which may increase the risks associated with rising interest rates.
Interest Rate Risk AZL Government Money Market Fund
This is the risk that changes in nominal interest rates, which consist of a real interest rate and the expected rate of inflation, will affect the value of the Fund’s investments in income-producing or debt securities. Although the value of money market investments is less sensitive to interest rate risk than longer-term securities, increases in nominal interest rates may cause the value of the Fund’s investments to decline. A low or negative interest rate environment may prevent the Fund from providing a positive yield or from paying Fund expenses out of current income without impairing the Fund’s ability to maintain a stable net asset value (“NAV”). Recent and potential future changes in government policy may affect interest rates. Changing interest rates, including rates that below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Interest rates recently have been at historic lows, which may increase the risks associated with rising interest rates.

Issuer Risk All of the Funds
The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

Leveraging Risk

AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transaction. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or “earmark” liquid assets or otherwise cover transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage, including borrowing, may exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

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Liquidity Risk

AZL DFA Five-Year Global Fixed Income Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL MetWest Total Return Bond Fund
AZL T. Rowe Price Capital Appreciation Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund

Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to the lack of liquidity and, in some cases, of publicly available information, it may in some circumstances be difficult to arrive at a fair value for certain illiquid securities. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Liquidity Risk AZL Government Money Market Fund	The Fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.
Market Risk All of the Funds
The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund’s portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund’s portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities. Preferred stock generally holds preference as to dividends and liquidation over an issuer’s common stock but ranks junior to an issuer’s debt securities. Preferred stock dividends are payable only if declared by the issuer’s board, and preferred stock also may be subject to optional or mandatory redemption provisions.

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Mortgage-Related and Other Asset-Backed Securities Risk

AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL MetWest Total Return Bond Fund
AZL T. Rowe Price Capital Appreciation Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund

The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non‑payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. Asset-backed, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks. The Fund’s investments in asset-backed securities are subject to additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying assets, particularly during periods of economic downturn. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that, in certain states, it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

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Non‑Diversification Risk AZL Russell 1000 Growth Index Fund
To the extent the Fund becomes non‑diversified, the Fund may invest a larger percentage of its assets in securities issued by or representing a small number of issuers than can a diversified fund. As a result, the Fund’s shares may experience greater price volatility and the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers, which may negatively impact the Fund’s performance.

Options Risk AZL Gateway Fund AZL T. Rowe Price Capital Appreciation Fund
The value of the Fund’s positions in index options fluctuates in response to changes in the value of the underlying index. Writing index call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up‑front cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired. From time to time, the Fund may reduce its holdings of put options, resulting in an increased exposure to a market decline.

Portfolio Turnover Risk AZL Enhanced Bond Index Fund AZL MetWest Total Return Bond Fund Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund	The Fund may actively and frequently trade its portfolio securities or may turn over a significant portion of its portfolio securities in a single year. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund’s performance.
Privately Placed Securities Risk

AZL Enhanced Bond Index Fund

AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL MetWest Total Return Bond Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund

The Fund may invest in privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of the Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or in the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities.
Profitability Investment Risk AZL DFA International Core Equity Fund AZL DFA U.S. Core Equity Fund AZL DFS U.S. Small Cap Fund	High relative profitability stocks may perform differently from the market as a whole and following a profitability-oriented strategy may cause the Fund to, at times, underperform equity funds that use other investment strategies.

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Quantitative Investing Risk AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. A quantitative model can be adversely affected by errors or imperfections in the factors or the data on which evaluations are based, or by technical issues with construction or implementation of the model, which in any case may result in a failure of the portfolio to perform as expected or a failure to identify securities that will perform well in the future. Successful operation of a quantitative model is also reliant upon the information technology systems of the Manager or Subadviser, as applicable, and its ability to ensure those systems remain operational and that appropriate disaster recovery procedures are in place. There can be no assurance that the Manager or Sub‑Adviser will be successful in maintaining effective and operational trading models and the related hardware and software systems.

Real Estate Investments Risk

AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Gateway Fund
AZL Mid Cap Index Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund
The performance of real estate investments (REITs) depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, may also have a major impact on real estate. Changing interest rates and credit quality requirements will also affect the cash flow of real estate companies and their ability to meet capital needs. Investing in companies operating in the real estate industry also exposes investors to the way in which these real estate companies are organized and operated. In addition to investing directly in real estate, these companies may engage directly in real estate management or development activities. Operating these companies requires specialized management skills and the Fund indirectly bears the management expenses of these companies along with the direct expenses of the Fund. Individual real estate companies may own a limited number of properties and may concentrate in a particular region or property type.

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Repurchase Agreements and Purchase and Sale Contracts Risks

AZL DFA Five-Year Global Fixed Income Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Government Money Market Fund
AZL MetWest Total Return Bond Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund

If the other party to a repurchase agreement or purchase and sale contract defaults on it obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in ether situation and the market value of the security declines, the Fund may lose money.
Security Quality Risk (also known as “High Yield Risk” or “Junk Bond Risk”)

AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL MetWest Total Return Bond Fund
AZL T. Rowe Price Capital Appreciation Fund

High yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risk and are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

Selection Risk

AZL DFA Five-Year Global Fixed Income Fund
AZL DFA International Core Equity Fund
AZL DFA U.S. Core Equity Fund
AZL DFA U.S. Small Cap Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund

AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Gateway Fund
AZL Government Money Market Fund
AZL MetWest Total Return Bond Fund
AZL T. Rowe Price Capital Appreciation Fund

The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund’s assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.
Selection Risk AZL Enhanced Bond Index Fund Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund
The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund’s assets. Although the Fund seeks to provide returns in excess of the Index, market conditions or implementation of the Fund’s investment strategy may result in losses, and the Fund may not achieve the desired correlation with and/or may not outperform the Index. There can be no guarantee that the Fund’s investment approach will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.

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Short Sales Risk AZL MetWest Total Return Bond Fund
The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its total assets. However, the Fund may make short sales “against the box” without being subject to this limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical securities at no additional cost.

Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Sovereign Debt Risk

AZL DFA Five-Year Global Fixed Income Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund

Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

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Stable Net Asset Value Risk AZL Government Money Market Fund
The Fund may not be able to maintain a stable net asset value (“NAV”) of $1.00 per share at all times. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

Technology Sector Risk

AZL DFA U.S. Core Equity Fund
AZL Gateway Fund
AZL MSCI Emerging Markets Equity Index Fund
AZL MSCI Global Equity Index Fund
AZL Russell 1000 Growth Index Fund
AZL S&P 500 Index Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund

Technology companies, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability.

Treasury Obligations Risk

AZL DFA Five-Year Global Fixed Income Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund

AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Government Money Market Fund
AZL MetWest Total Return Bond Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund

Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
U.S. Government Obligations Risk

AZL DFA Five-Year Global Fixed Income Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Government Money Market Fund
AZL MetWest Total Return Bond Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund

Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

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Value Stocks Risk AZL DFA International Core Equity Fund AZL DFA U.S. Core Equity Fund AZL DFA U.S. Small Cap Fund AZL Russell 1000 Value Index Fund AZL T. Rowe Price Capital Appreciation Fund	The value style of investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations. These stocks may remain undervalued because value stocks, as a category, may lose favor with investors compared to other categories of stocks or because the valuations of these stocks do not improve in response to changing market or economic conditions.
Variable and Floating Rate Instrument Risks AZL Government Money Market Fund
These are instruments that provide for adjustments in the interest rate on certain reset dates (variable) or whenever a specified interest rate index changes (floating). The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults. Although variable- and floating-rate instruments are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk, default risk and liquidity risk. Variable- and floating-rate instruments may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed notes of the same maturity. Due to these instruments’ variable- or floating-rate features, there can be no guarantee that they will pay a certain level of a dividend, and such instruments generally will pay lower levels of income in a falling interest rate environment.

When Issued and Delayed Delivery Securities and Forward Commitments Risk AZL Government Money Market Fund
The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what considered an advantageous price to the fund at the time of entering into the transaction. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Transfer Supported Features of Certain Annuity Contracts
The Funds may be offered under certain variable annuities that have guaranteed value or benefit features that are supported by automatic transfers between investment choices available under the product (the “Transfer Supported Features”). If the Transfer Supported Features are available to you, they are described in the prospectus for your Contract. These features may be known as the Guaranteed Account Value Benefit, Guaranteed Principal Value Benefit, the PRIME Plus Benefit, the Lifetime Plus Benefit, the Lifetime Plus II Benefit, Target Date Retirement Benefit, Income Protector, Investment Protector, or another name. Under the Transfer Supported Features, contract values may be rebalanced periodically. This rebalancing can cause a fund, including the Funds, to incur transactional expenses as it buys or sells securities to manage asset inflows or outflows. During periods of market volatility, brokerage fees resulting from such transfers could increase substantially. Also, large outflows from a fund may increase expenses attributable to the assets remaining in the fund. These increased expenses can have an adverse impact on the performance of an affected fund and on contract or policy owners who have assets allocated to it. Even if you do not participate in the Transfer Supported

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Programs you may be impacted if you allocate assets to a fund, including the Funds, that is affected by transfers under the Transfer Supported Features.
Operational Risk
The Funds are exposed to operational risks arising from a number of factors, including, but not limited to, human error, changes in personnel or systems, processing and communication errors, errors of Fund service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Various operational events or circumstances are outside the control of the Funds, the Manager or the Subadvisers, including instances at third parties. In response to global pandemic, many financial services companies, including the Manager and the Subadvisers, have moved the majority of their employees to working from home or to other dispersed office locations, which may increase operational risk. The Funds, the Manager and the Subadvisers seek to reduce these operational risks through controls and procedures; however, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Cyber-Security Risk
Like other business enterprises, the use of the Internet and other electronic media and technology exposes a Fund, and the Fund’s service providers, and their respective operations, to potential risks from cyber-security attacks or incidents (collectively, “cyber-events”). Cyber-events may include, for example, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), infection from computer viruses or other malicious software code, and attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Any cyber-event could adversely impact the Funds and their shareholders and cause the Funds to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause a Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate a Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support a Fund and its service providers. In addition, cyber-events affecting issuers in which a Fund invests could cause a Fund’s investments to lose value.
The Funds’ Manager, Subadvisers, and their relevant affiliates and principal service providers have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events; however, there is no guarantee that these efforts will succeed, either entirely or partially. Among other reasons, the nature of malicious cyber-attacks is becoming increasingly sophisticated, and the Funds’ Manager, Subadvisers, and their relevant affiliates and principal service providers, cannot control the cyber systems and cyber-security systems of issuers or third-party service providers.
Natural Disaster/Epidemic Risk
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. As recently as spring 2020, a global outbreak of infectious illnesses contributed to significant global market effects, including reduced consumer demand and economic output, travel restrictions, quarantines and market shocks. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent Funds from executing advantageous investment decisions in a timely manner and negatively impact the

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Funds’ ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.
The impact of epidemics and pandemics that may arise in the future could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre‑existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.
COVID‑19 Risk
The current outbreak of the novel strain of coronavirus, COVID‑19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID‑19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre‑existing political, social and economic risks, locally or globally. The ongoing effects of COVID‑19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

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FUND MANAGEMENT

THE MANAGER
Allianz Investment Management LLC serves as the Manager for the Funds pursuant to the terms of an investment management agreement. The Manager has signed subadvisory agreements or portfolio management agreements (“Subadvisory Agreements”) with various Subadvisers for portfolio management functions for the Funds (but not the AZL Moderate Index Strategy Fund). The Subadvisers manage the portfolio securities of the Funds and provide additional services including research, selection of brokers and similar services. The Manager compensates the Subadvisers for their services as provided in the Subadvisory Agreements. A discussion of the Board of Trustees’ basis for approving the Funds’ Investment Management Agreement with the Manager and the Subadvisory Agreements with the Subadvisers is available in the Funds’ Annual Reports for the year ended December 31, 2020.
The Manager was established as an investment adviser by Allianz Life Insurance Company of North America in April 2001. The Manager evaluates and selects Subadvisers for the Trust, subject to the oversight of the Board of Trustees, and to a more limited extent, provides investment advice with regard to selection of individual portfolio securities. In addition, the Manager constantly evaluates possible additional or alternative Subadvisers for the Trust. The Manager currently acts as Manager of all of the Funds of the Trust. The Manager’s other clients are the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and AIM ETF Products Trust. As of March 1, 2021, the Manager had aggregate assets under management of $16.9 billion. The Manager monitors and reviews the activities of each of the Subadvisers.
Brian Muench is the president of the Manager and of the Trust and ultimately responsible for evaluating and selecting Subadvisers for the Trust. Mr. Muench also is portfolio manager to AZL Fidelity Institutional Asset Management® Multi-Strategy Fund and AZL Moderate Index Strategy Fund. Mr. Muench joined Allianz Life Insurance Company of North America (Allianz Life), the parent of the Manager, in 1998. Mr. Muench served as vice president of the Manager from 2005 until he was elected president in 2010. Mr. Muench is also a vice president of Allianz Life.
Johan Grahn has been a portfolio manager of AZL Moderate Index Strategy Fund since October 2016. Mr. Grahn joined Allianz Life, as an Assistant Vice President in July 2016. Prior to joining Allianz Life, Mr. Grahn served as a Vice President and Portfolio Manager of MetLife Advisors LLC from April 2012 to March 2016.
Brian Mong, CFA, has been a portfolio manager of the AZL Moderate Index Strategy Fund since October 2016. Mr. Mong joined Allianz Life Insurance Company of North America, the parent of the Manager, in January 2012.
Darin Egbert has been a portfolio manager of the AZL Moderate Index Strategy Fund since April 2020. Mr. Egbert joined Allianz Life Insurance Company of North America (Allianz Life), the parent of the Manager, in 2003. Mr. Egbert is a vice president of Allianz Investment Management LLC.
The Manager’s address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416.

THE SUBADVISERS OF THE FUNDS

AZL DFA Five-Year Global Fixed Income Fund; AZL DFA International Core Equity Fund; AZL DFA U.S. Core Equity Fund; AZL DFA U.S. Small Cap Fund
Dimensional Fund Advisors LP (“DFA” or “Dimensional”) is located at 6300 Bee Cave Road, Building One, Austin, TX 78746. DFA has been engaged in the business of providing investment management services since May 1981. DFA is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings

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Inc., a Delaware corporation. As of December 31, 2020, assets under management for all Dimensional affiliated advisors totaled approximately $601 billion.
AZL Enhanced Bond Index Fund
BlackRock Financial Management, Inc. (“BlackRock Financial”) has its principal offices at 55 East 52nd Street, New York, NY 10055. BlackRock Financial is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $8.68 trillion in investment company and other assets under management as of December 31, 2020.

AZL International Index Fund; AZL Mid Cap Index Fund; AZL MSCI Emerging Markets Equity Index Fund; AZL MSCI Global Equity Index Fund; AZL Russell 1000 Growth Index Fund; AZL Russell 1000 Value Index Fund; AZL S&P 500 Index Fund; AZL Small Cap Stock Index Fund

BlackRock Investment Management, LLC (“BlackRock Investment”) has its principal offices at 1 University Square Drive, Princeton, NJ 08540. BlackRock Investment is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $8.68 trillion in investment company and other assets under management as of December 31, 2020.

AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
Geode Capital Management, LLC (“Geode”), with its principal place of business at 100 Summer Street, 12th Floor, Boston, Massachusetts 02110, serves as a sub‑Subadviser for the AZL Fidelity Institutional Asset Management® Multi-Strategy Fund only. As of December 31, 2020, Geode has approximately $682 billion in discretionary assets under management.

AZL Fidelity Institutional Asset Management® Multi-Strategy Fund; AZL Fidelity Institutional Asset Management® Total Bond Fund
FIAM LLC (“FIAM”) has its principal offices at 900 Salem Street, Smithfield, RI 02917. FIAM managed approximately $257.65 billion in assets worldwide as of December 31, 2020. FIAM LLC is an indirectly held wholly-owned subsidiary of FMR LLC.

AZL Gateway Fund
Gateway Investment Advisers, LLC (“Gateway”) is located at 312 Walnut Street, 35th Floor, Cincinnati, OH 45202, serves as the Subadviser of the Fund. Gateway is a subsidiary of Natixis Investment Managers, LLC. Gateway had approximately $9.96 billion in assets under management at December 31, 2020.

AZL Government Money Market Fund
BlackRock Advisors, LLC (“BlackRock Advisors”) was organized in 1994 to perform advisory services for investment companies. BlackRock Advisors, which has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809 has served as the Fund’s investment adviser since July 1, 2011. Prior thereto, BlackRock Institutional Management Corporation (“BIMC”), an affiliate of BlackRock Advisors, served as the Fund’s investment adviser. BlackRock Advisors is a wholly-owned indirect subsidiary of BlackRock, Inc. (“BlackRock”). BlackRock and its affiliates had approximately $8.68 trillion in assets under management as of December 31, 2020.

AZL MetWest Total Return Bond Fund
Metropolitan West Asset Management, LLC (“MetWest”), has its principal offices at 865 South Figueroa Street, Los Angeles, California 90017. MetWest was founded in 1996, and, together with The TCW Group, Inc. and its other subsidiaries, which provide a variety of investment management and investment advisory services, had approximately $247.62 billion under management or committed to management, including $209.82 billion of U.S. fixed income investments, as of December 31, 2020.

AZL T. Rowe Price Capital Appreciation Fund
T. Rowe Price Associates, Inc. (“T. Rowe Price”) is a SEC‑registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and sub‑adviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2020, the Firm managed approximately $1.47 trillion for more than 10 million individual and institutional investor accounts.

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THE PORTFOLIO MANAGERS OF THE FUNDS
AZL DFA International Core Equity Fund
Jed S. Fogdall is Global Head of Portfolio Management, Senior Portfolio Manager and a Vice President of Dimensional and Chairman of the Investment Committee at Dimensional. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined Dimensional as a portfolio manager in 2004. Mr. Fogdall has been a portfolio manager for the Fund since 2015.
Mary T. Phillips, CFA, is Deputy Head of Portfolio Management, North America, Senior Portfolio Manager and a Vice President of Dimensional, and a member of the Investment Committee at Dimensional. Ms. Phillips received her MBA from the University of Chicago and her BA from University of Puget Sound. Ms. Phillips joined Dimensional as a portfolio manager in 2012. Ms. Phillips has been a portfolio manager for the Fund since 2018.
Bhanu P. Singh is a Senior Portfolio Manager and Vice President of Dimensional. Mr. Singh received his MBA from the University of Chicago and his BA from the University of California, Los Angeles. Mr. Singh joined Dimensional in 2003, and he has been a portfolio manager since 2012. Mr. Singh has been a portfolio manager for the Fund since 2015.
Allen Pu, PhD, CFA, is Deputy Head of Portfolio Management, North America, Senior Portfolio Manager and a Vice President of Dimensional and a member of the Investment Committee at Dimensional. He holds an MBA from the Anderson School of Management at the University of California, Los Angeles. He also holds a MS and PhD from the California Institute of Technology, and a BS from the Cooper Union for the Advancement of Science and Art. Mr. Pu joined Dimensional as a portfolio manager in 2006. Mr. Pu has been a portfolio manager for the Fund since 2015.
William B. Collins-Dean, CFA, is a Senior Portfolio Manager and Vice President of Dimensional. Mr. Collins-Dean holds an MBA from the University of Chicago and a BS from Wake Forest University. Mr. Collins-Dean joined Dimensional in 2014. Mr. Collins-Dean has been a portfolio manager for the Fund since 2019.
AZL DFA Five-Year Global Fixed Income Fund
David A. Plecha is Dimensional’s Global Head of Fixed Income Portfolio Management, Senior Portfolio Manager and a Vice President, and a member of the Investment Committee at Dimensional. Mr. Plecha received his BS from the University of Michigan at Ann Arbor in 1983 and his MBA from the University of California at Los Angeles in 1987. Mr. Plecha has been a portfolio manager since 1989. Mr. Plecha has been a portfolio manager for the Fund since 2015.
Joseph F. Kolerich is Head of Fixed Income, Americas, Senior Portfolio Manager and a Vice President of Dimensional and a member of the Investment Committee at Dimensional. Mr. Kolerich has an MBA from the University of Chicago Booth School of Business and a BS from Northern Illinois University. Mr. Kolerich joined Dimensional as a portfolio manager in 2001. Mr. Kolerich has been a portfolio manager for the Fund since 2015.
Travis A. Meldau is a Senior Portfolio Manager and Vice President of Dimensional. Mr. Meldau holds an MBA from Wake Forest University and a BSBA from Appalachian State University. Mr. Meldau joined Dimensional as a portfolio manager in 2011. Mr. Meldau has been a portfolio manager for the Fund since 2020.
AZL DFA U.S. Core Equity Fund
Jed S. Fogdall is Global Head of Portfolio Management, Senior Portfolio Manager and a Vice President of Dimensional and Chairman of the Investment Committee at Dimensional. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined Dimensional as a portfolio manager in 2004. Mr. Fogdall has been a portfolio manager for the Fund since 2015.

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Joel P. Schneider is Deputy Head of Portfolio Management, North America, Senior Portfolio Manager and a Vice President at Dimensional, and a member of the Investment Committee at Dimensional. He holds an MBA from the University of Chicago Booth School of Business, an MS from the University of Minnesota, and a BS from Iowa State University. Mr. Schneider joined Dimensional in 2011, and he has been a portfolio manager since 2013. Mr. Schneider has been a portfolio manager for the Fund since 2019.
AZL DFA U.S. Small Cap Fund
Jed S. Fogdall is Global Head of Portfolio Management, Senior Portfolio Manager and a Vice President of Dimensional and Chairman of the Investment Committee at Dimensional. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined Dimensional as a portfolio manager in 2004. Mr. Fogdall has been a portfolio manager for the Fund since 2015.
Joel P. Schneider is a Deputy Head of Portfolio Management, North America, Senior Portfolio Manager and a Vice President at Dimensional, and a member of the Investment Committee at Dimensional. He holds an MBA from the University of Chicago Booth School of Business, an MS from the University of Minnesota, and a BS from Iowa State University. Mr. Schneider joined Dimensional in 2011, and he has been a portfolio manager since 2013. Mr. Schneider has been a portfolio manager for the Fund since 2015.
Marc C. Leblond is a Senior Portfolio Manager and Vice President at Dimensional. Mr. Leblond holds an MBA from the University of Chicago Booth School of Business and an MSc degree in mechanical engineering from Columbia University. Mr. Leblond joined Dimensional in 2015 and has been a portfolio manager for the Fund since 2020.
AZL Enhanced Bond Index Fund
Akiva Dickstein, Managing Director, is Head of Customized Multi-sector Portfolios within BlackRock’s Global Fixed Income group and a member of the Global Fixed Income Executive Team. Mr. Dickstein was the lead portfolio manager on BlackRock’s mortgage portfolios since joining BlackRock in 2009 until 2015. Prior to that, Mr. Dickstein spent eight years at Merrill Lynch, where he served as Managing Director and head of the U.S. Rates & Structured Credit Research Group. He was responsible for the team that produced MBS, ABS, CMBS, Treasuries, swaps, and interest rate derivatives research. Mr. Dickstein’s publications on MBS strategy included the weekly Mortgage Investor as well as numerous lengthier articles on topics such as optimal loan modifications, the valuation of credit-sensitive MBS and ABS, and the pricing of mortgage derivatives, options, and pass-throughs. In addition, he developed Merrill’s prepayment models for fixed rate and hybrid MBS. From 1993 to 2001, Mr. Dickstein was with Lehman Brothers, most recently as a Senior Vice President in Mortgage Derivatives Trading. In this role, he traded mortgage derivatives and developed Lehman’s credit default model. He joined Lehman as a mortgage and asset-backed securities analyst and was named to Institutional Investor’s All American Fixed Income Research Team in pass-throughs, non‑agency mortgages, and asset-backed securities. Mr. Dickstein earned a BA degree in economics, summa cum laude, from Yale University in 1990, and an MA degree in physics from Princeton University in 1993.
Harrison Segall, Director, is a portfolio manager on the Core Portfolio Management (Core PM) team within BlackRock’s Global Fixed Income (GFI) group. He is responsible for alpha strategies, portfolio construction, and asset allocation for Customized Core and Global Inflation Linked portfolios. Prior to joining the Portfolio Management Group in 2011, Mr. Segall was a member of BlackRock Solution’s Portfolio Analytics Group, where he began his career as an analyst in 2008. Mr. Segall earned a BS degree in Commerce, with a concentration in finance, and a BA degree in Economics from the University of Virginia.
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund (Fidelity Institutional Asset Management® Fixed–Income Strategy); AZL Fidelity Institutional Asset Management® Total Bond Fund
Ford O’Neil, Portfolio Manager, manages retail and institutional assets. Mr. O’Neil joined Fidelity as an analyst in 1990 and has been a portfolio manager since 1992. Prior to joining Fidelity, he worked for Advest, Inc. as an

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associate in investment banking from 1985 to 1988. Mr. O’Neil received a Bachelor of Arts degree in government from Harvard College and a Master of Business Administration from The Wharton School at the University of Pennsylvania.
Celso Munoz, CFA, Portfolio Manager, co‑manages retail and institutional assets. Mr. Munoz joined Fidelity as a research analyst in 2005 and has been managing fixed income portfolios since 2016. Prior to joining Fidelity, he served as an associate in the Merger & Acquisitions group within the investment banking practice at Deutsche Bank from 1999 to 2003. Mr. Munoz earned his Bachelor of Science degree in economics (with a concentration in finance) from the University of Pennsylvania and his Master of Business Administration degree from Harvard Business School. He is also a Chartered Financial Analyst charterholder.
Michael Weaver co‑manages retail and institutional assets. Mr. Weaver joined Fidelity in 2005 as a research analyst and has been managing portfolios since 2009. Prior to joining Fidelity, he worked as a research analyst at Janus Capital Group from 2003 to 2005, an investment banking associate at JPMorgan from 2000-2003, and as an investment banking analyst at Barclays Capital from 1998-2000. Mr. Weaver earned his Bachelor of Science degree in economics from the Wharton School at the University of Pennsylvania.
Alexandre Karam, Portfolio Manager, co‑manages retail and institutional assets. Prior to joining Fidelity in 2016, Mr. Karam was a vice president at Paulson & Company, and an analyst at Goldman Sachs and Morgan Stanley. Mr. Karam earned his Bachelor of Arts degree in economics and Bachelor of Science degree in electrical engineering from Stanford University. He also earned his Master of Business Administration from Harvard Business School.
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund (Geode Equity Strategy)
Maximilian Kaufmann joined Geode in 2009, and has worked as a portfolio manager and a senior portfolio manager. Prior to joining Geode, Mr. Kaufmann held similar positions at Lazard Asset Management, PanAgora Asset Management and Putnam Investments.
Shashi Naik, CFA, joined Geode in 2010, and has worked as a portfolio performance analyst, assistant portfolio manager and portfolio manager. Prior to joining Geode, Mr. Naik was a quantitative analyst at PanAgora Asset Management. He is a Chartered Financial Analyst charterholder.
Anna Lester joined Geode in April 2019, and has worked as a senior portfolio manager. Prior to joining Geode, Ms. Lester was a senior portfolio manager at State Street Global Advisors, where she worked from 2005 to 2019.
AZL Gateway Fund
Paul Stewart joined Gateway in 1995 and is currently the firm’s Chief Executive Officer as well as a member of the firm’s Board of Managers. He also serves as co‑portfolio manager for several mutual funds advised or sub‑advised by Gateway including the Gateway Fund. Mr. Stewart has served Gateway in various roles, including portfolio manager, Treasurer of The Gateway Trust, Chief Financial Officer and, most recently, as the firm’s Chief Investment Officer until February 2013. Prior to joining Gateway, he was an audit manager at Price Waterhouse. Mr. Stewart earned his B.B.A. from Ohio University and is a CFA® charterholder.
Michael T. Buckius joined Gateway in 1999 and currently holds the positions of Chief Investment Officer and President. He is co‑portfolio manager for several mutual funds advised or sub‑advised by Gateway including the Gateway Fund. Prior to February 2013, Mr. Buckius served as portfolio manager and Senior Vice President of Gateway. Prior to joining Gateway, Mr. Buckius was an equity derivative sales professional at Bear Stearns & Co. and Bankers Trust Company in New York. Prior to his employment in New York, Mr. Buckius held a number of option-related research and trading positions at Alex. Brown & Sons Inc. in Baltimore. Mr. Buckius received his B.A. and M.B.A. in finance from Loyola University Maryland and is a CFA® charterholder.

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Kenneth H. Toft joined Gateway in 1992 and is a Senior Vice President and portfolio manager for the firm. He is co‑portfolio manager for several mutual funds advised or sub‑advised by Gateway, including the Gateway Fund. His responsibilities include managing portfolios using hedging strategies for growth-oriented, high-volatility indexes, trading and servicing individual client relationships. Prior to joining Gateway, he served as a registered representative for Fidelity Investments. Mr. Toft earned his B.A. and M.B.A. from the University of Cincinnati and is a CFA® charterholder.
Dan Ashcraft joined Gateway in 2009 as a member of Gateway’s portfolio management team. He is co‑portfolio manager for several mutual funds advised or sub‑advised by Gateway, including the Gateway Fund. In this role, he is heavily involved in trading and analysis as well as the implementation of the firm’s equity multifactor model. Prior to joining Gateway, Mr. Ashcraft held a role conducting equity research. He is a CFA® charterholder and received a B.S. from the Richard T. Farmer School of Business at Miami University in Ohio.
AZL International Index Fund, AZL Mid Cap Index Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL MSCI Global Equity Index Fund, AZL Russell 1000 Growth Index Fund, AZL Russell 1000 Value Index Fund, AZL S&P 500 Index Fund and AZL Small Cap Stock Index Fund
Alan Mason, Managing Director, is Head of Americas Portfolio Engineering for the ETF and Index Investments (“EII”) business. Mr. Mason’s investment team is responsible for Index Equity, iShares Equity, Alternative Beta and Asset Allocation portfolios. Prior to this role, he led the Beta Strategies Global Index Asset Allocation team. Mr. Mason’s service with the BlackRock dates back to 1991, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, Mr. Mason served as head of portfolio management and strategy for U.S. transitions, strategist for the Global Index and Markets Group, head of U.S. Asset Allocation, and most recently as head of Global Portfolio Management, Client Solutions. Mr. Mason has led three key growth efforts: developing the U.S. transition capability from a service to a business, growing the key asset allocation product for the BlackRock’s U.S. DC platform, LifePath, and building the foundation for key dimensions of the BlackRock’s rapidly growing solutions business. Mr. Mason earned a BA in music from Baylor University in 1983, summa cum laude, an MA in musicology from the University of Louisville in 1989, with honors, and an MA in ethnomusicology from University of California Berkeley in 1991. In the same year that Mr. Mason became head of portfolio management for BGI’s transitions business, he was advanced to Ph.D. candidacy in ethnomusicology at UC Berkeley, having completed all coursework for the degree and comprehensive doctoral oral examinations with distinction.
Jennifer Hsui, CFA, Managing Director and portfolio manager, is a member of BlackRock’s Index Equity team, currently leading the team responsible for the emerging markets iShares funds.
Ms. Hsui’s service with the firm dates back to 2006, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she led the team responsible for the domestic institutional equity index funds. Prior to joining BGI, she worked as an equity research analyst covering the medical devices industry at RBC Capital Markets.
Amy Whitelaw, Managing Director, is the Head of the US & Canadian iShares Equity ETF Portfolio Engineering within BlackRock’s Index Equity team. She is responsible for overseeing the management of the Americas listed US & Canadian iShares equity funds. She is a member of the LifePath Executive Committee and serves as a member of the US & Canada Defined Contribution Operating Committee. Ms. Whitelaw’s service with the firm dates back to 1999, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she led the Defined Contribution Portfolio Management team in Client Solutions, responsible for the management of defined contribution strategies for institutional and retail investors. Previously, Ms. Whitelaw worked in the Transition Services group as both a transition manager and strategist, and was also an international equity trader on Barclays Global Investors’ trading desk. Prior to BGI, she worked in the Institutional Derivatives Sales group at Goldman Sachs.

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Suzanne Henige, CFA, Director and Senior Portfolio Manager, is a member of BlackRock’s ETF and Index Investments (EII) Portfolio Engineering group. She currently leads the Sub‑Advised PE team, which is responsible for managing US and Developed markets Mutual Funds and Sub‑Advised portfolios.
Ms. Henige’s service with the firm dates back to 2009. Prior to her current role, she managed portfolios in the iShares Emerging Markets and US Institutional teams. Before transitioning to the portfolio management team in 2011, she was a team lead in Client Reporting. Mrs. Henige began her career as an Officer in the International Developed Fund Accounting team at State Street in 2003.
Ms. Henige earned a BS degree in managerial economics and an MBA degree from University of California, Davis in 2003 and 2012, respectively.
AZL MetWest Total Return Bond Fund
Tad Rivelle is the Chief Investment Officer and Group Managing Director of MetWest and has been with MetWest since 1996. Stephen M. Kane, CFA, is the Group Managing Director of MetWest, and has been with MetWest since 1996. Laird R. Landmann is the Group Managing Director of MetWest and has been with MetWest since August 1996. Bryan Whalen, CFA is the Group Managing Director of MetWest and has been with MetWest since 2004.
AZL T. Rowe Price Capital Appreciation Fund
David R. Giroux, CFA is president and chairman of the Investment Advisory Committee of the Capital Appreciation Strategy. He is a member of the Asset Allocation Committee and a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.
Mr. Giroux has 23 years of investment experience, all of which have been with T. Rowe Price. He joined the firm in 1998 and, until 2006, had analytical responsibility for the firm’s investments in the industrials and automotive sectors.
Mr. Giroux earned a B.A., magna cum laude, in finance and political economy from Hillsdale College. He also has earned the Chartered Financial Analyst designation. Mr. Giroux was recognized on Institutional Investor’s All‑America Research Team in its November 2005 article, “The Best of the Buy Side.”

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MORE INFORMATION ABOUT FUND MANAGEMENT
The Manager is a subsidiary of Allianz SE, one of the world’s largest insurance and financial services companies. Allianz SE is headquartered in Munich, Germany and has operations in more than 70 countries. As of December 31, 2020, Allianz SE had third-party assets under management of approximately $2.9 trillion. In North America, Allianz SE subsidiaries are engaged in the life insurance, property/casualty insurance, broker-dealer, investment adviser, and mutual fund businesses.
The SAI has more detailed information about the Manager, the Subadvisers and other service providers. The SAI also provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

DUTIES OF THE MANAGER AND SUBADVISERS
Within the scope of an investment program approved by the Board of Trustees, the Manager oversees the AZL Funds and the selection of Subadvisers and advises on the Funds’ investment policies. The Subadvisers determine which securities are bought and sold, and in what amounts. The Manager is also responsible for allocation of assets among the strategies in the AZL Fidelity Institutional Asset Management® Multi-Strategy Fund. However, the Subadvisers determine which securities are bought and sold, and in what amounts, for each of those strategies. The Manager continuously monitors the performance of various investment management organizations, including the Subadvisers, and generally oversees the services provided to the Funds by its administrator, custodian and other service providers. Further information about the Subadvisers is included in the SAI.
The Manager is paid a fee as set forth under “Management Fees” below, by each Fund for its services, which includes any fee paid to the Subadviser.
Each Fund and the Manager, under an order received from the Securities and Exchange Commission (“SEC”) on September 17, 2002, may enter into and materially amend agreements with unaffiliated Subadvisers without obtaining shareholder approval. This type of structure is commonly known as a “Manager of Managers” structure. Because each of the Funds is relying on the order, the Manager may:

•	hire one or more Subadvisers;

•	change Subadvisers; and

•	reallocate management fees between itself and Subadvisers.
The Manager continues to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Subadvisers and recommend their hiring, termination and replacement. The AZL Moderate Index Strategy Fund does not currently have a Subadviser.

PAYMENTS TO AFFILIATED INSURANCE COMPANIES
Currently, the Funds are available as underlying investment options of Contracts offered by Allianz Life Insurance Company of North America and its affiliates (the “Affiliated Insurance Companies”), which are also affiliates of the Manager. In addition to the Funds, these Contracts include other funds for which the Manager is not the investment manager (the “Nonproprietary Funds”). The Affiliated Insurance Companies may receive payments from the sponsors of the Nonproprietary Funds as a result of including them as investment options in the Contracts. Similarly, the Affiliated Insurance Companies are allocated resources, including revenue earned by the Manager for providing investment management and other services to the Funds, as a result of including the Funds in the Contracts. The amount of payments from Nonproprietary Funds or allocations of resources from the

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Manager varies, and may be significant and may create an incentive for the Affiliated Insurance Companies regarding its decision of which funds to include in the Contracts.
Other Administrative Services
The Affiliated Insurance Companies provide administrative and other services to Contract owners on behalf of the funds, including the Funds and the Nonproprietary Funds that are available under the Contracts. The Affiliated Insurance Companies may receive payment for these services.

MANAGEMENT FEES
Each Fund paid the Manager a fee for advisory services (including subadvisory fees) during 2020 at the annual rate shown on the following table, before and after fee waivers:

	Percentage of Average Net Assets for the Period Ended 12/31/20 Before Fee Waivers	Percentage of Average Net Assets for the Period Ended 12/31/20 After Fee Waivers
AZL DFA Five-Year Global Fixed Income Fund	0.60%	0.50%
AZL DFA International Core Equity Fund	0.95%	0.75%
AZL DFA U.S. Core Equity Fund	0.80%	0.54%
AZL DFA U.S. Small Cap Fund	0.85%	0.70%
AZL Enhanced Bond Index Fund	0.35%	0.35%
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	0.70%	0.38%
AZL Fidelity Institutional Asset Management® Total Bond Fund	0.50%	0.50%
AZL Gateway Fund	0.80%	0.80%
AZL Government Money Market Fund	0.35%	0.05%
AZL International Index Fund	0.35%	0.35%
AZL MetWest Total Return Bond Fund	0.60%	0.50%
AZL Mid Cap Index Fund	0.25%	0.25%
AZL Moderate Index Strategy Fund*	0.40%	0.05%
AZL MSCI Emerging Markets Equity Index Fund*	0.85%	0.45%
AZL MSCI Global Equity Index Fund*	0.70%	0.31%
AZL Russell 1000 Growth Index Fund	0.44%	0.35%
AZL Russell 1000 Value Index Fund	0.44%	0.35%
AZL S&P 500 Index Fund	0.17%	0.17%
AZL Small Cap Stock Index Fund	0.26%	0.26%
AZL T. Rowe Price Capital Appreciation Fund	0.75%	0.70%
*Blended rates due to fee structure changes occurring during period.
AZL Government Money Market Fund
The Manager has voluntarily undertaken to waive, reimburse, or pay the Fund’s expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor may waive its Rule 12b‑1 fees. Such voluntary waivers may be discontinued or modified at any time without notice. There is no guarantee the Fund will be able to avoid a negative yield. The amount waived, reimbursed, or paid by the

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Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to the following limitations:
(1)	the repayments will not cause the Fund’s net investment income to fall below 0.00%;
(2)	the repayments must be made no later than three years after the end of the fiscal year in which the waiver, reimbursement, or payment took place; and
(3)	any expense recovery paid by the Fund will not cause its expense ratio to exceed 0.87%.
The ability of the Manager and/or the Distributor to receive such repayments could negatively affect the Fund’s future yields.

LEGAL PROCEEDINGS
The Manager is not aware of any material pending legal proceedings, other than routine litigation incidental to the conduct of their respective businesses, to which the Funds, the Manager or the principal underwriter is a party. However, some of the Subadvisers currently are the subject of investigations or proceedings, which relate to their management of other mutual funds. Brief descriptions thereof are set forth below. Terms that are defined in the following legal proceedings apply only to the sections in which they appear. Such proceedings would be material only to the extent that they are likely to have a material adverse effect on the ability of the Subadviser to perform its agreement with the Manager.
BlackRock Advisors, LLC and BlackRock Investment Management, LLC
On May 27, 2014, certain investors in the BlackRock Global Allocation Fund, Inc. (“Global Allocation”) and the BlackRock Equity Dividend Fund (“Equity Dividend”) filed a consolidated complaint in the United States District Court for the District of New Jersey against BlackRock Advisors, LLC, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the “Defendants”) under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. In the lawsuit, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, the plaintiffs allege that the Defendants violated Section 36(b) of the Investment Company Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. On June 13, 2018, the court granted in part and denied in part the Defendants’ motion for summary judgment. On July 25, 2018, the plaintiffs served a pleading that supplemented the time period of their alleged damages to run through the date of trial. The lawsuit seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees received by the Defendants beginning twelve months preceding the start of the lawsuit with respect to each of Global Allocation and Equity Dividend and ending on the date of judgment, along with purported lost investment returns on those amounts, plus interest. The trial on the remaining issues was completed on August 29, 2018. On February 8, 2019, the court issued an order dismissing the claims in their entirety. On March 8, 2019, the plaintiffs provided notice that they were appealing both the February 8, 2019 post-trial order and the June 13, 2018 order partially granting Defendants’ motion for summary judgment. On May 28, 2020, the appellate court affirmed the trial court’s orders. On June 26, 2020, the plaintiffs petitioned the appeals court for a rehearing, which was denied on July 9, 2020. Plaintiffs’ deadline to seek further appeal has passed; consequently, this matter is now closed.
Dimensional Fund Advisors LP
Dimensional is not aware of any pending legal proceeding related to its asset management business and to which it is a party that, in Dimensional’s view, has had or is likely to have a material adverse effect on the subadvisory services that Dimensional provides to the Manager.
FIAM LLC
From time to time, in the regular course of its business, FIAM LLC (including any officer or principal thereof) may be involved in legal proceedings (including, but not limited to, litigation, arbitration, bankruptcy,

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receivership, or similar proceedings). Below please find the legal proceedings currently pending involving FIAM LLC that might be deemed material:
In March 2020, the trustee for the Nine West Holdings litigation trust and a trustee for Nine West bondholders began filing suits around the country raising fraudulent conveyance theories in connection with the Jones Group leveraged buyout in 2014. Fidelity Investments, FIAM LLC, and Fidelity Investments Charitable Gift Fund, along with three Fidelity funds, have been named as defendants in the Massachusetts action. The cases have been consolidated in New York federal court for pretrial proceedings. In August, the court granted a Motion to Dismiss which dismisses all claims against all Fidelity entities. Plaintiffs have filed a notice of appeal in the Second Circuit Court.
Geode Capital Management, LLC
Geode Capital Management, LLC is not the subject of any litigation that is currently expected to be material to its business or have a material impact on the services it provides to its clients.
Gateway Investment Advisers, LLC
To the best of its knowledge, Gateway Investment Advisers, LLC is not a party to any material pending legal proceedings.
Metropolitan West Asset Management, LLC
Metropolitan West Asset Management, LLC (“MetWest”) has been named in a lawsuit by an investor in the Metropolitan West Total Return Bond Fund (“Fund”), a series of Metropolitan West Funds, a registered investment company. The complaint was filed in the United States District Court for the Central District of California on October 16, 2015. The lawsuit contends that MetWest, as investment advisor to the Fund, breached its fiduciary duty by charging excessive advisory fees. In fact, the Fund has among the best long-term risk-adjusted results and lowest fees in its category, and MetWest believes the claim is entirely without merit. MetWest engaged Ropes & Gray to represent it in this litigation and initially moved to dismiss the claim. The motion to dismiss was denied, but the judge ordered phased discovery, initially focusing on provision of services by MetWest. The parties commenced discovery and MetWest subsequently filed its motion for summary judgment on April 28, 2017 and the Summary Judgment Motion was argued on June 5, 2017. The judge requested supplemental briefing, and oral argument based on the supplemental briefing occurred on September 11, 2017. On September 22, 2017 the Court issued a ruling denying MetWest’s motion for summary judgment on the grounds that there appeared to be disputed issues of fact requiring a trial. On October 2, 2017 the Court held a scheduling conference and established a calendar for the next phase of the litigation, and on March 12, 2018, the Court held a scheduling conference and extended the scheduled dates. The discovery period ended May 25, 2018, and expert reports were due August 20, 2018. MetWest filed a motion for summary judgment on September 20, 2018 and plaintiffs filed their opposition on October 9, 2018. MetWest filed a reply on October 15, 2018. A hearing was held on October 25, 2018 and the judge denied MetWest’s motion for summary judgment. A five‑day bench trial commenced on December 11, 2018. Closing arguments were made on February 22, 2019. A ruling is pending. On July 9, 2019, Judge Wu entered a tentative judgment in favor of MetWest on all counts. A final judgment was issued on August 5, 2019 in favor of MetWest, adopting the tentative judgment in all respects, stipulating that plaintiff is to recover no form of relief and dismissing the action in its entirety, on the merits, with prejudice. On August 8, 2019, Plaintiff filed a notice of appeal before the US Court of Appeals for the Ninth Circuit. The appeal was fully briefed and the Ninth Circuit heard the case without arguments from the parties on August 31, 2020. On September 17, 2020 the Ninth Circuit panel that considered the appeal concluded that the district court did not clearly err in finding that Plaintiff failed to carry his burden of showing that MetWest breached its fiduciary duty under section 36(b) of the 1940 Act. As such the Ninth Circuit unanimously affirmed the trial court ruling on all counts, bringing the case to a close in favor of TCW.

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T. Rowe Price Associates, Inc.
To the best of its knowledge, T. Rowe Price Associates, Inc. is not a party to any material pending legal proceedings, other than ordinary routine litigation incidental to the business.

THE ADMINISTRATOR
Citi Fund Services Ohio, Inc. (“CFSO”), whose address is 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the Funds’ administrator, and fund accountant. Administrative services of CFSO include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

THE DISTRIBUTOR
Allianz Life Financial Services, LLC (“ALFS”), whose address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as the Funds’ distributor. ALFS is affiliated with the Manager.
Other Distribution Services
The Affiliated Insurance Companies may make payments for distribution services to other companies, including their affiliates, to provide certain distribution related services for the Funds. The companies that receive such payments may in turn, pay any or all of these fees to their registered representatives who have provided distribution services. The payments made for distribution services under these agreements are paid by the Affiliated Insurance Companies and are not paid out of Fund assets.

THE CUSTODIAN
The Bank of New York Mellon (“BNY Mellon”), whose address is One Wall Street, New York, New York 10286, serves as custodian of the Fund. BNY Mellon is paid certain fees and reimbursed for certain out‑of‑pocket expenses for its services. Fees paid by the Fund for these services are included under “Other Expenses” in the Fees and Expenses table for each Fund.
The SAI provides additional information about the services provided to the Funds.

LICENSING ARRANGEMENTS
AZL MSCI Emerging Markets Equity Index Fund, AZL MSCI Global Equity Index Fund, and AZL International Index Fund
This Fund is not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI Index (collectively, the “MSCI Parties”). The MSCI Indexes are the exclusive property of MSCI. MSCI and the MSCI Index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by the manager and the Fund. None of the MSCI parties makes any representation or warranty, express or implied, to the issuer or owners of this Fund or any other person or entity regarding the advisability of investing in funds generally or in this Fund particularly or the ability of any MSCI Index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to this fund or the issuer or owners of this fund or any other person or entity. None of the MSCI parties has any obligation to take the needs of the issuer or owners of this fund or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of this fund to be issued or in the determination or calculation of the equation by or the consideration into which this fund is redeemable. Further, none of the MSCI parties has any obligation or liability to the issuer or owners of this fund or any other person or entity in connection with the administration, marketing or offering of this fund.

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Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI indexes from sources that MSCI considers reliable, none of the MSCI parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI index or any data included therein. None of the MSCI parties makes any warranty, express or implied, as to results to be obtained by the issuer of the fund, owners of the fund, or any other person or entity, from the use of any MSCI index or any data included therein. None of the MSCI parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI index or any data included therein. Further, none of the MSCI parties makes any express or implied warranties of any kind, and the MSCI parties hereby expressly disclaim all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
No purchaser, seller or holder of this Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
AZL S&P 500 Index Fund, AZL Mid Cap Index Fund, and AZL Small Cap Stock Index Fund (the “AZL Index Funds”)
The AZL S&P 500 Index Fund, AZL Mid Cap Index Fund and AZL Small Cap Stock Index Fund (the “AZL Index Funds”) are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the AZL Index Funds or any member of the public regarding the advisability of investing in securities generally or in the AZL Index Funds particularly or the ability of the S&P 500 Index, the S&P Mid Cap 400 Index and the S&P SmallCap 600 Index to track general stock market performance. S&P’s only relationship to the Manager (the “Licensee”) is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, the S&P Mid Cap 400 Index and the S&P SmallCap 600 Index which is determined, composed and calculated by S&P without regard to the Licensee or the AZL Index Funds. S&P has no obligation to take the needs of the Licensee or the owners of the AZL Index Funds into consideration in determining, composing or calculating the S&P 500 Index, the S&P Mid Cap 400 Index and the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the AZL Index Funds or the timing of the issuance or sale of the AZL Index Funds or in the determination or calculation of the equation by which the AZL Index Funds is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the AZL Index Funds.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index, the S&P Mid Cap 400 Index, the S&P Smallcap 600 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by licensee, owners of the AZL index funds, or any other person or entity from the use of the S&P 500 Index, the S&P Mid Cap 400 Index, the S&P Smallcap 600 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index, the S&P Mid Cap 400 Index, the S&P Smallcap 600 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
AZL Russell 1000 Growth Index Fund and AZL Russell 1000 Value Index Fund (the “AZL Russell Index Funds”)
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

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The AZL Russell Index Funds are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments (“Russell”). Russell is not responsible for and has not reviewed the AZL Russell Index Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.
Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.
Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.
Russell makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell Indexes or any data included in the Russell Indexes. Russell makes no representation, warranty or guarantee regarding the use, or the results of use, of the Russell Indexes or any data included therein, or any security (or combination thereof) comprising the Russell Indexes. Russell makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell Index(es) or any data or any security (or combination thereof) included therein.
Manager Disclaimer
The Manager and its affiliates (collectively, the Manager Parties) do not guarantee the accuracy and/or the completeness of any underlying index of a Fund or any data included therein, and the Manager Parties shall have no liability for any errors, omissions, restatements, re‑calculations or interruptions there in. The Manager Parties make no warranty, express or implied, as to results to be obtained by a Fund, owners of shares of the Fund, or any other person or entity from the use of any underlying index or any data included therein.
The Manager Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to each underlying index or any data included therein. Without limiting any of the foregoing, in no event shall the Manager Parties have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of an underlying index, even if notified of the possibility of such damages.

DISCLOSURE OF PORTFOLIO HOLDINGS
A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is included in the SAI.

THE COMMODITY EXCHANGE ACT
Pursuant to a notice of eligibility filed by the Manager claiming exclusion from the definition of commodity pool operator with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association on behalf of the Funds, the Manager is not deemed to be a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to any Fund, and, accordingly, is excluded from registration or regulation as such under the CEA. The terms of the CPO exclusion require each Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non‑deliverable currency forward contracts, as further described in the SAI. Each Fund currently intends to comply with the terms of the CPO exclusion. If a Fund were no longer able to comply with the terms of the exclusion, the Manager would be required to register as a CPO with respect to the Fund, and the Fund and the Manager would be subject to regulation under the CEA. The Funds are not vehicles for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Manager’s reliance on these exclusions, or the Funds, their investment strategies or this prospectus.

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SHAREHOLDER INFORMATION

PRICING OF FUND SHARES
The price of each Fund share is based on its Net Asset Value (NAV). The NAV is the current value of a share in a mutual fund. The NAV is calculated by adding the total value of a Fund’s investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund:
NAV = (Total Assets – Liabilities) ÷ Number of Shares Outstanding
Per share NAV for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, on days the NYSE is open. Shares will not be priced on the days on which the NYSE is closed for trading.
The securities (other than short-term debt securities) of the Funds are generally valued at current market prices. Shares of underlying funds are valued at their respective NAVs. Also, if market quotations are not available, or if an event occurs after the pricing of a security has been established that would likely cause the value to change, the value of the security may be priced at fair value as determined in good faith using fair valuation procedures approved by the Funds’ Trustees.
Options purchased and held by the Funds generally are valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, as of the close of the NYSE. The close of trading for some options exchanges may occur later than the closing of the NYSE. If market quotations are not available, the value of an option may be priced at fair value as determined in good faith using fair valuation procedures approved by the Funds’ Trustees.
Foreign securities held by the Funds are valued on a daily basis using fair valuation procedures approved by the Funds’ Trustees. The fair valuation program includes processes administered by an independent pricing agent (based upon changes in certain markets, indices, and/or securities, if applicable) that may result in a value different from the last closing price of such foreign security on its principal overseas market or exchange.
The effect of using fair value pricing is that a Fund’s NAV will be subject to the judgment of the Board of Trustees or its designees instead of being determined by the market. For Funds that seek to track an index, use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the index the Fund seeks to track, which, in turn, could result in a difference between the Fund’s performance and the performance of the index and introduce tracking error. In addition, foreign securities acquired by a Fund may be valued in foreign markets on days when the Fund’s NAV is not calculated. In such cases, the NAV of a Fund may be significantly affected on days when investors cannot buy or sell shares.

AZL GOVERNMENT MONEY MARKET FUND
The AZL Government Money Market Fund’s NAV, the offering price, is expected to be constant at $1.00 per share although this value is not guaranteed. The NAV is determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) that day. The AZL Government Money Market Fund values its securities using the amortized cost method of valuation. The amortized cost method values a portfolio security initially at its cost on the date of the purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.

PURCHASE AND REDEMPTION OF SHARES
Individual investors may not purchase or redeem shares of the Funds directly, but only through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. You should refer to the prospectus of the participating insurance company’s variable

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products for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Funds as investment options for your contract or policy and how to redeem monies from the Funds.
Orders for the purchase and redemption of shares of a Fund received before the NYSE closes are effected at the net asset value per share determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) that day. Orders received after the NYSE closes are effected at the next calculated net asset value.
The separate accounts of participating insurance companies and certain funds of funds are the only record owners of the Funds’ shares. The following describes how purchases and redemptions are effected for those record owners. The Funds typically expect to pay out redemption proceeds to redeeming record owners one business day following receipt of the order in good order. Such redemption requests will be met, typically and regularly, with (i) cash or cash equivalents held by the Fund, (ii) overdraft or lines of credit arrangements with the Fund’s custodian, and (iii) sales of portfolio assets. In rare situations, the payment of redemption proceeds may take longer than one business day, and may take up to seven days as provided in the 1940 Act.
The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. The Funds do not assess any fees when they sell or redeem their shares.
Each Fund reserves the right to make payment in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to the Fund shares being redeemed. When these securities are converted to cash, the associated brokerage charges may be deducted from the assets of the subaccount. Any securities redeemed in kind will remain subject to market risk until sold.
The right of purchase of Fund shares may also be restricted, and purchase orders may be rejected, in accordance with the market timing policy of the Trust as described under the “Market Timing” section below, and the market timing policy of the separate accounts of participating insurance companies. Please refer to your Contract prospectus for the market timing policy of the separate account for your Contract.
The Funds currently do not foresee any disadvantages to investors if the Funds serve as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Funds serve as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company investing in a Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

MARKET TIMING
The Board of Trustees has adopted a policy that the Funds, other than the AZL Government Money Market Fund, will not knowingly permit market timing or other abusive short-term trading practices. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in the same fund by taking advantage of pricing inefficiencies that can prevent a fund’s share price from accurately reflecting the value of its portfolio securities. For example, investors may engage in short-term trading in funds that invest in securities which trade on overseas securities markets to take advantage of the difference between the close of the overseas markets and the close of the U.S. markets. This type of short-term trading is sometimes referred to as “time-zone arbitrage.” Funds that invest in other securities, which are less liquid, or are traded less often, may be vulnerable to similar pricing inefficiencies.

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The Board of Trustees has determined that it is not necessary to adopt policies and procedures designed to detect and deter frequent trading and market-timing in the AZL Government Money Market Fund because that fund is designed to offer investors a liquid investment and, therefore, it is anticipated that shareholders will purchase and sell shares of the AZL Government Money Market Fund frequently.
Market timing and other abusive short-term trading practices may adversely impact a fund’s performance by preventing portfolio managers from fully investing the assets of the fund, diluting the value of shares, or increasing the fund’s transaction costs. To the extent that certain of the Funds have significant holdings in foreign securities (including emerging markets securities), small‑cap stocks, or high-yield bonds, or any combination thereof, the risks of market timing may be greater for those Funds than for other funds. The Funds are offered only through variable annuity contracts and life insurance policies, and shares of the Funds are held in subaccounts of affiliated insurance companies. Because Fund transactions are processed by those insurance companies, rather than by the Trust, the Board of Trustees has not adopted procedures to monitor market timing activity at the Fund level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level.
As required by SEC rules, the Funds have entered into agreements with their financial intermediaries, including the affiliated insurance companies, whereby the Funds or their agents may require the financial intermediaries to provide individual account level information about you and your trading activities in the Funds. If the Funds detect market timing activities either at the omnibus or individual account level, the Funds may require the financial intermediaries to take actions to curtail the activity, which may include restricting your trading activity in the Funds.
Your variable annuity or variable life insurance prospectus contains a description of the market timing detection and deterrence policy at the contract or policy level. Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts.
The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented, or restricted may adversely impact the performance of a Fund.

DISTRIBUTION (12b-1) FEES
Each Fund (but not AZL Moderate Index Strategy Fund) has adopted a plan under Rule 12b‑1 of the 1940 Act. Distribution fees (“12b‑1 fees”) under the plan compensate the Distributor and affiliates of Allianz Life Insurance Company of North America for services and expenses relating to the distribution of the Funds’ shares in connection with the variable products through which Fund shares are sold. 12b‑1 fees are paid from Fund assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Each of the Funds (except Class 1 shares of the Multi-Class Funds as identified below) pays an annual 12b‑1 fee in the maximum amount of 0.25% of their average daily net assets.
The Trustees have authorized the Trust to issue two classes of shares, Class 1 and Class 2, for certain of the Funds (the “Multi-Class Funds”) described in this Prospectus. Class 1 and Class 2 shares of each Fund are substantially identical, except that Class 1 shares are not subject to a Distribution (12b‑1) Fee, while Class 2 shares are subject to a Distribution (12b‑1) Fee in the amount of 0.25% of average daily net assets attributable to Class 2 shares. Class 1 shares are available as an investment option only for certain Contracts.

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DIVIDENDS, DISTRIBUTIONS, AND TAXES
Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Shares begin accruing dividends on the day they are purchased. Each Fund, except the AZL Government Money Market Fund, expects to declare and distribute its net investment income, if any, as dividends annually and distribute net realized capital gains, if any, at least annually. The AZL Government Money Market Fund expects to declare daily and distribute monthly its net investment income, if any, as dividends and distribute net realized capital gains, if any, at least annually.
All dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund at the net asset value of such shares on the payment date.
Each Fund is treated as a separate corporate entity for tax purposes. Each Fund has elected and intends to qualify to be treated as a regulated investment company for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended. In addition, each Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. If a Fund fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract separate account.
Persons investing in Contracts should refer to the prospectuses with respect to such Contracts for further information regarding the tax treatment of the Contracts and the separate accounts in which the Contracts are invested.

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FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the financial performance of the Funds for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent returns that you would have earned (or lost) on an investment in the indicated Fund (assuming reinvestment of all dividends and distributions). The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If insurance contract charges were included, the return would be reduced.
This information has been derived from information audited by PricewaterhouseCoopers LLP, for years ended on or after December 31, 2018, and KPMG LLP, for the prior year periods, each independent registered public accounting firms, whose reports, along with each Fund’s financial statements, are included in the Annual Reports to Shareholders and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements. Copies of the Annual Report are available without charge upon written request from the Funds at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, or by calling toll free 1‑877‑833‑7113.

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AZL DFA Five-Year Global Fixed Income Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,

	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.82	$10.06	$10.00	$9.96	$9.91

Investment Activities:
Net Investment Income/(Loss)	(0.03)(a)	0.01(a)	0.06	0.11	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	0.09	0.34	0.06	0.05	0.02

Total from Investment Activities	0.06	0.35	0.12	0.16	0.13

Dividends to Shareholders From:
Net Investment Income	(0.23)	(0.59)	(0.06)	(0.12)	(0.08)

Total Dividends	(0.23)	(0.59)	(0.06)	(0.12)	(0.08)

Net Asset Value, End of Period	$9.65	$9.82	$10.06	$10.00	$9.96

Total Return(b)	0.57%	3.50%	1.17%	1.57%	1.28%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$410,371	$434,284	$460,894	$506,088	$482,830
Net Investment Income/(Loss)	(0.34)%	0.12%	0.45%	1.11%	1.01%
Expenses Before Reductions(c)	0.93%	0.92%	0.91%	0.90%	0.90%
Expenses Net of Reductions	0.83%	0.82%	0.81%	0.80%	0.80%
Portfolio Turnover Rate	62%	35%	69%	83%	52%
(a) Calculated using the average shares method.
(b) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

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AZL DFA International Core Equity Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,

	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.58	$9.20	$11.46	$9.21	$9.03

Investment Activities:
Net Investment Income/(Loss)	0.12(a)	0.21(a)	0.17	0.19	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	0.61	1.65	(2.16)	2.21	0.17

Total from Investment Activities	0.73	1.86	(1.99)	2.40	0.28

Dividends to Shareholders From:
Net Investment Income	(0.25)	(0.15)	(0.21)	(0.15)	(0.10)

Net Realized Gains	-	(0.33)	(0.06)	-	-

Total Dividends	(0.25)	(0.48)	(0.27)	(0.15)	(0.10)

Net Asset Value, End of Period	$11.06	$10.58	$9.20	$11.46	$9.21

Total Return(b)	7.25%	20.72%	(17.65)%	26.09%	3.17%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$265,060	$275,886	$253,044	$258,959	$252,697
Net Investment Income/(Loss)	1.29%	2.09%	1.63%	1.48%	1.62%
Expenses Before Reductions(c)	1.34%	1.33%	1.38%	1.41%	1.39%
Expenses Net of Reductions	1.14%	1.13%	1.18%	1.21%	1.19%
Portfolio Turnover Rate	14%	6%	20%	4%	11%
(a) Calculated using the average shares method.
(b) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

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AZL DFA U.S. Core Equity Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,

	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.53	$11.32	$12.76	$10.74	$9.49

Investment Activities:
Net Investment Income/(Loss)	0.12(a)	0.13(a)	0.16	0.15	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	2.13	3.08	(1.06)	2.04	1.21

Total from Investment Activities	2.25	3.21	(0.90)	2.19	1.34

Dividends to Shareholders From:
Net Investment Income	(0.16)	(0.15)	(0.15)	(0.14)	(0.09)
Net Realized Gains	(1.01)	(0.85)	(0.39)	(0.03)	-

Total Dividends	(1.17)	(1.00)	(0.54)	(0.17)	(0.09)

Net Asset Value, End of Period	$14.61	$13.53	$11.32	$12.76	$10.74

Total Return(b)	17.70%	29.36%	(7.52)%	20.45%	14.25%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$478,781	$496,318	$463,537	$584,221	$582,088
Net Investment Income/(Loss)	0.95%	1.03%	1.00%	1.02%	1.24%
Expenses Before Reductions(c)	1.11%	1.10%	1.10%	1.10%	1.10%
Expenses Net of Reductions	0.85%	0.84%	0.84%	0.84%	0.84%
Portfolio Turnover Rate	11%	4%	4%	2%	10%
(a) Calculated using the average shares method.
(b) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

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AZL DFA U.S. Small Cap Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,

	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.33	$10.19	$12.40	$11.42	$9.20

Investment Activities:
Net Investment Income/(Loss)	0.05(a)	0.05(a)	0.07	0.07	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	1.46	2.00	(1.53)	1.16	2.21

Total from Investment Activities	1.51	2.05	(1.46)	1.23	2.28

Dividends to Shareholders From:
Net Investment Income	(0.05)	(0.06)	(0.07)	(0.07)	(0.04)
Net Realizied Gains	(0.33)	(0.85)	(0.68)	(0.18)	(0.02)

Total Dividends	(0.38)	(0.91)	(0.75)	(0.25)	(0.06)

Net Asset Value, End of Period	$12.46	$11.33	$10.19	$12.40	$11.42

Total Return(b)	13.97%	21.10%	(12.64)%	10.87%	24.90%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$167,790	$170,336	$149,873	$198,419	$208,012
Net Investment Income/(Loss)	0.54%	0.46%	0.48%	0.55%	0.56%
Expenses Before Reductions(c)	1.19%	1.17%	1.16%	1.16%	1.14%
Expenses Net of Reductions	1.04%	1.02%	1.01%	1.01%	0.99%
Portfolio Turnover Rate	22%	10%	9%	9%	9%
(a) Calculated using the average shares method.
(b) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

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AZL Enhanced Bond Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.21	$10.59	$10.89	$10.67	$10.78

Investment Activities:
Net Investment Income/(Loss)	0.17(a)	0.25(a)	0.28	0.20	0.09
Net Realized and Unrealized Gains/(Losses) on Investments	0.67	0.64	(0.35)	0.12	0.16

Total from Investment Activities	0.84	0.89	(0.07)	0.32	0.25

Dividends to Shareholders From:
Net Investment Income	(0.27)	(0.27)	(0.23)	(0.10)	(0.22)
Net Realized Gains	-	-	-	-	(0.14)

Total Dividends	(0.27)	(0.27)	(0.23)	(0.10)	(0.36)

Net Asset Value, End of Period	$11.78	$11.21	$10.59	$10.89	$10.67

Total Return(b)	7.53%	8.38%	(0.58)%	3.01%	2.28%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,081,430	$2,239,557	$1,936,318	$2,048,679	$2,009,721
Net Investment Income/(Loss)	1.45%	2.28%	2.41%	1.87%	1.93%
Expenses Before Reductions(c)	0.66%	0.65%	0.65%	0.65%	0.67%
Expenses Net of Reductions	0.66%	0.65%	0.65%	0.65%	0.67%
Portfolio Turnover Rate	140%	119%	144%	214%	288%
(a) Calculated using the average shares method.
(b) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

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AZL Fidelity Institutional Asset Management® Multi-Strategy Fund, Class 1 and Class 2
(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Such Class 1 Financial Highlights are not shown since class has not commenced operations.)

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.45	$12.26	$13.35	$12.43	$12.06

Investment Activities:
Net Investment Income/(Loss)	0.26(a)	0.31(a)	0.34	0.28	0.34
Net Realized and Unrealized Gains/(Losses) on Investments	1.51	1.76	(0.58)	1.09	0.44

Total from Investment Activities	1.77	2.07	(0.24)	1.37	0.78

Dividends to Shareholders From:
Net Investment Income	(0.35)	(0.33)	(0.32)	-	(0.18)
Net Realized Gains	(0.43)	(0.55)	(0.53)	(0.45)	(0.23)

Total Dividends	(0.78)	(0.88)	(0.85)	(0.45)	(0.41)

Net Asset Value, End of Period	$14.44	$13.45	$12.26	$13.35	$12.43

Total Return(b)	13.47%	17.27%	(2.02)%	11.12%	6.52%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$558,527	$559,027	$539,355	$627,375	$657,727
Net Investment Income/(Loss)	1.92%	2.35%	2.24%	2.06%	2.48%
Expenses Before Reductions(c)	1.03%	1.02%	1.01%	1.00%	1.04%
Expenses Net of Reductions	0.71%	0.71%	0.71%	0.71%	0.97%
Portfolio Turnover Rate	77%	77%	66%	82%	148%(d)
(a) Calculated using the average shares method.
(b) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d) Effective October 14, 2016, the investment strategy of the Fund changed. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in investment strategy contributed to higher portfolio turnover rate for the period ended December 31, 2016 as compared to prior years.

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AZL Fidelity Institutional Asset Management® Total Bond Fund, Class 1 and Class 2
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016^
Net Asset Value, Beginning of Period (Class 1)	$10.20	$9.54	$9.96	$9.77	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.29(a)	0.32(a)	0.32	0.23	0.24
Net Realized and Unrealized Gains/(Losses) on Investments	0.63	0.69	(0.42)	0.21	(0.47)

Total from Investment Activities	0.92	1.01	(0.10)	0.44	(0.23)

Dividends to Shareholders From:
Net Investment Income	(0.39)	(0.35)	(0.32)	(0.25)	-

Total Dividends	(0.39)	(0.35)	(0.32)	(0.25)	-

Net Asset Value, End of Period	$10.73	$10.20	$9.54	$9.96	$9.77

Total Return(b)	9.12%	10.57%	(1.00)%	4.55%	(2.30)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$22,495	$22,823	$21,476	$24,077	$25,981
Net Investment Income/(Loss)(d)	2.78%	3.17%	2.96%	2.23%	3.03%
Expenses Before Reductions(d)(e)	0.58%	0.57%	0.56%	0.56%	0.59%
Expenses Net of Reductions(d)	0.58%	0.57%	0.56%	0.56%	0.59%
Portfolio Turnover Rate(f)	71%	68%	38%	81%	119%
Net Asset Value, Beginning of Period (Class 2)	$10.50	$9.81	$10.23	$10.05	$9.85

Investment Activities:
Net Investment Income/(Loss)	0.27(a)	0.30(a)	0.31	0.22	0.26
Net Realized and Unrealized Gains/(Losses) on Investments	0.65	0.71	(0.44)	0.21	0.29

Total from Investment Activities	0.92	1.01	(0.13)	0.43	0.55

Dividends to Shareholders From:
Net Investment Income	(0.36)	(0.32)	(0.29)	(0.25)	(0.34)
Net Realized Gains	-	-	-	-	(0.01)

Total Dividends	(0.36)	(0.32)	(0.29)	(0.25)	(0.35)

Net Asset Value, End of Period	$11.06	$10.50	$9.81	$10.23	$10.05

Total Return(b)	8.84%	10.28%	(1.25)%	4.28%	5.51%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$436,803	$470,864	$478,991	$552,678	$568,216
Net Investment Income/(Loss)	2.53%	2.92%	2.71%	1.98%	3.06%
Expenses Before Reductions(d)	0.83%	0.82%	0.81%	0.81%	0.83%
Expenses Net of Reductions	0.83%	0.82%	0.81%	0.81%	0.83%
Portfolio Turnover Rate(e)	71%	68%	38%	81%	119%
^ Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.
(a) Calculated using the average shares method.
(b) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

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AZL Gateway Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.76	$12.54	$13.32	$12.29	$11.96

Investment Activities:
Net Investment Income/(Loss)	0.09(a)	0.13(a)	0.18	0.12	0.17
Net Realized and Unrealized Gains/(Losses) on Investments	0.91	1.22	(0.79)	1.04	0.40

Total from Investment Activities	1.00	1.35	(0.61)	1.16	0.57

Dividends to Shareholders From:
Net Investment Income	(0.15)	(0.13)	(0.17)	(0.13)	(0.24)

Total Dividends	(0.15)	(0.13)	(0.17)	(0.13)	(0.24)

Net Asset Value, End of Period	$14.61	$13.76	$12.54	$13.32	$12.29

Total Return(b)	7.30%	10.82%	(4.65)%	9.46%	4.84%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$144,383	$150,961	$147,792	$213,295	$178,951
Net Investment Income/(Loss)	0.67%	1.01%	0.93%	1.06%	1.19%
Expenses Before Reductions(c)	1.12%	1.11%	1.10%	1.10%	1.10%
Expenses Net of Reductions	1.12%	1.11%	1.10%	1.10%	1.10%
Portfolio Turnover Rate	30%	19%	9%	24%	20%
(a) Calculated using the average shares method.
(b) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
157

AZL Government Money Market Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Activities:
Net Investment Income/(Loss)	-(a)(b)	0.01(b)	0.01	-(a)	-(a)
Net Realized and Unrealized Gains/(Losses) on Investments	-(a)	-(a)	-(a)	-(a)	-(a)

Total from Investment Activities	-(a)	0.01	0.01	-	-

Dividends to Shareholders From:
Net Investment Income	-(a)	(0.01)	(0.01)	-(a)	-
Net Realized Gains	-	-(a)	-	-(a)	-(a)

Total Dividends	-(a)	(0.01)	(0.01)	-(a)	-(a)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(c)	0.21%	1.39%	1.01%	0.05%	0.01%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$608,070	$481,524	$453,175	$490,632	$663,004
Net Investment Income/(Loss)	0.18%	1.37%	1.00%	0.04%	-
Expenses Before Reductions(d)	0.66%	0.88%	0.87%	0.87%	0.65%
Expenses Net of Reductions	0.35%(e)	0.87%	0.87%	0.87%	0.44%(e)
(a) Represents less than $0.005.
(b) Calculated using the average shares method.
(c) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(d) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(e) The expense ratio for the period reflects the reduction of certain expenses to maintain a certain minimum yield.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
158

AZL International Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016^
Net Asset Value, Beginning of Period (Class 1)	$11.53	$9.94	$12.30	$10.07	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.20(a)	0.32(a)	0.36	0.37	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	0.61	1.79	(2.00)	2.15	(0.05)

Total from Investment Activities	0.81	2.11	(1.64)	2.52	0.07

Dividends to Shareholders From:
Net Investment Income	(0.55)	(0.42)	(0.50)	(0.16)	-
Net Realized Gains	(0.03)	(0.10)	(0.22)	(0.13)	-

Total Dividends	(0.58)	(0.52)	(0.72)	(0.29)	-

Net Asset Value, End of Period	$11.76	$11.53	$9.94	$12.30	$10.07

Total Return(a)	7.66%	21.67%	(13.80)%	25.12%	0.70%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$100,924	$106,657	$98,902	$132,265	$123,158
Net Investment Income/(Loss)(d)	1.93%	2.89%	2.62%	2.48%	1.19%
Expenses Before Reductions(d)(e)	0.46%	0.44%	0.45%	0.48%	0.40%
Expenses Net of Reductions(d)	0.46%	0.44%	0.45%	0.48%	0.40%
Portfolio Turnover Rate(f)	9%	4%	2%	8%	55%(g)
Net Asset Value, Beginning of Period (Class 2)	$16.79	$14.25	$17.30	$14.10	$14.42

Investment Activities:
Net Investment Income/(Loss)	0.26(a)	0.42(a)	0.43	0.36	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	0.91	2.60	(2.81)	3.12	(0.10)

Total from Investment Activities	1.17	3.02	(2.38)	3.48	0.05

Dividends to Shareholders From:
Net Investment Income	(0.50)	(0.38)	(0.45)	(0.15)	(0.37)
Net Realized Gains	(0.03)	(0.10)	(0.22)	(0.13)	-

Total Dividends	(0.53)	(0.48)	(0.67)	(0.28)	(0.37)

Net Asset Value, End of Period	$17.43	$16.79	$14.25	$17.30	$14.10

Total Return(b)	7.40%	21.44%	(14.04)%	24.77%	0.37%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,496,990	$1,591,233	$1,422,711	$1,862,508	$1,605,552
Net Investment Income/(Loss)	1.69%	2.64%	2.36%	2.21%	2.11%
Expenses Before Reductions(e)	0.71%	0.69%	0.70%	0.73%	0.71%
Expenses Net of Reductions	0.71%	0.69%	0.70%	0.73%	0.71%
Portfolio Turnover Rate(f)	9%	4%	2%	8%	55%(g)
^ Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.
(a) Calculated using the average shares method.
(b) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.
(g) Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 55%.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
159

AZL MetWest Total Return Bond Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.55	$9.97	$10.20	$10.07	$10.01

Investment Activities:
Net Investment Income/(Loss)	0.16(a)	0.25(a)	0.26	0.17	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	0.74	0.60	(0.29)	0.15	0.07

Total from Investment Activities	0.90	0.85	(0.03)	0.32	0.23

Dividends to Shareholders From:
Net Investment Income	(0.30)	(0.27)	(0.20)	(0.16)	(0.11)
Net Realized Gains	(0.19)	-	-	(0.03)	(0.06)

Total Dividends	(0.49)	(0.27)	(0.20)	(0.19)	(0.17)

Net Asset Value, End of Period	$10.96	$10.55	$9.97	$10.20	$10.07

Total Return(b)	8.58%	8.49%	(0.21)%	3.14%	2.30%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$295,786	$318,407	$321,344	$366,574	$359,253
Net Investment Income/(Loss)	1.47%	2.37%	2.25%	1.63%	1.45%
Expenses Before Reductions(c)	0.92%	0.91%	0.91%	0.91%	0.91%
Expenses Net of Reductions	0.82%	0.81%	0.85%	0.86%	0.86%
Portfolio Turnover Rate	211%	203%	184%	198%	185%
(a) Calculated using the average shares method.
(b) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
160

AZL Mid Cap Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016^
Net Asset Value, Beginning of Period (Class1)	$8.28	$8.16	$11.25	$10.90	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.09(a)	0.12(a)	0.15	0.25	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	0.97	1.79	(1.13)	1.41	0.78

Total from Investment Activities	1.06	1.91	(0.98)	1.66	0.90

Dividends to Shareholders From:
Net Investment Income	(0.31)	(0.30)	(0.28)	(0.12)	-
Net Realized Gains	(0.63)	(1.49)	(1.83)	(1.19)	-

Total Dividends	(0.94)	(1.79)	(2.11)	(1.31)	-

Net Asset Value, End of Period	$8.40	$8.28	$8.16	$11.25	$10.90

Total Return(b)	14.82%	25.47%	(11.01)%	16.08%	9.00%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$51,879	$50,096	$44,788	$55,764	$54,300
Net Investment Income/(Loss)(d)	1.21%	1.31%	1.32%	1.27%	1.26%
Expenses Before Reductions(d)(e)	0.33%	0.32%	0.31%	0.31%	0.31%
Expenses Net of Reductions(d)	0.33%	0.32%	0.31%	0.31%	0.31%
Portfolio Turnover Rate(f)	22%	14%	18%	21%	86%(g)
Net Asset Value, Beginning of Period (Class 2)	$21.91	$19.00	$23.45	$21.45	$21.10

Investment Activities:
Net Investment Income/(Loss)	0.19(a)	0.23(a)	0.25	0.24	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	2.84	4.41	(2.65)	3.06	3.67

Total from Investment Activities	3.03	4.64	(2.40)	3.30	3.80

Dividends to Shareholders From:
Net Investment Income	(0.25)	(0.24)	(0.22)	(0.11)	(0.24)
Net Realized Gains	(0.63)	(1.49)	(1.83)	(1.19)	(3.21)

Total Dividends	(0.88)	(1.73)	(2.05)	(1.30)	(3.45)

Net Asset Value, End of Period	$24.06	$21.91	$19.00	$23.45	$21.45

Total Return(b)	14.53%	25.28%	(11.35)%	15.80%	19.52%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,052,145	$1,150,058	$1,020,140	$1,208,935	$1,222,550
Net Investment Income/(Loss)	0.96%	1.06%	1.08%	1.02%	1.14%
Expenses Before Reductions(e)	0.58%	0.57%	0.56%	0.56%	0.57%
Expenses Net of Reductions	0.58%	0.57%	0.56%	0.56%	0.57%
Portfolio Turnover Rate(f)	22%	14%	18%	21%	86%(g)
^ Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.
(a) Calculated using the average shares method.
(b) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.
(g) Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 86%.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
161

AZL Moderate Index Strategy Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.32	$11.98	$13.30	$15.54	$15.03

Investment Activities:
Net Investment Income/(Loss)	0.26(a)	0.23(a)	0.26	0.12	0.32
Net Realized and Unrealized Gains/(Losses) on Investments	1.39	2.03	(0.92)	1.78	1.00

Total from Investment Activities	1.65	2.26	(0.66)	1.90	1.32

Dividends to Shareholders From:
Net Investment Income	(0.27)	(0.32)	(0.13)	(0.35)	(0.30)
Net Realized Gains	(0.50)	(0.60)	(0.53)	(3.79)	(0.51)

Total Dividends	(0.77)	(0.92)	(0.66)	(4.14)	(0.81)

Net Asset Value, End of Period	$14.20	$13.32	$11.98	$13.30	$15.54

Total Return(b)	12.84%	19.33%	(5.17)%	13.30%	8.91%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$611,279	$611,984	$590,092	$740,959	$720,934
Net Investment Income/(Loss)	1.95%	1.78%	1.75%	0.77%	1.25%
Expenses Before Reductions*(c)	0.43%	0.43%	0.42%	0.43%	0.96%
Expenses Net of Reductions*	0.08%	0.08%	0.07%	0.08%	0.83%
Portfolio Turnover Rate	15%	5%	4%	7%(d)	190%
* The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a) Calculated using the average shares method.
(b) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d) The Fund’s purchase and sales of securities and, accordingly, portfolio turnover ratio decreased during 2017 as a result of a change in the Fund’s investment strategy which became effective October 14, 2016.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
162

AZL MSCI Emerging Markets Equity Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016
Class 1 – Net Asset Value, Beginning of Period	$7.85	$6.99	$8.78	$6.60	$6.04

Investment Activities:
Net Investment Income/(Loss)	0.10(a)	0.15(a)	0.16	0.12	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	1.17	1.04	(1.50)	2.30	0.56

Total from Investment Activities	1.27	1.19	(1.34)	2.42	0.62

Dividends to Shareholders From:
Net Investment Income	(0.29)	(0.15)	(0.16)	(0.04)	(0.06)
Net Realized Gains	(0.29)	(0.18)	(0.29)	(0.20)	-

Total Dividends	(0.58)	(0.33)	(0.45)	(0.24)	(0.06)

Net Asset Value, End of Period	$8.54	$7.85	$6.99	$8.78	$6.60

Total Return(b)	17.26%	17.55%	(15.31)%	36.97%	10.21%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$17,703	$17,995	$17,072	$22,883	$19,006
Net Investment Income/(Loss)	1.32%	1.97%	1.89%	1.56%	1.05%
Expenses Before Reductions(c)	1.17%	1.10%	1.03%	1.11%	1.41%
Expenses Net of Reductions	0.77%	0.70%	0.63%	0.71%	1.14%
Portfolio Turnover Rate(d)	12%	25%	20%	19%	115%
Class 2 – Net Asset Value, Beginning of Period

Investment Activities:	$7.85	$6.99	$8.77	$6.60	$6.04
Net Investment Income/(Loss)	0.08(a)	0.12(a)	0.14	0.10	0.04
Net Realized and Unrealized Gains/(Losses) on Investments	1.16	1.05	(1.49)	2.30	0.56

Total from Investment Activities	1.24	1.17	(1.35)	2.40	0.60

Dividends to Shareholders From:
Net Investment Income	(0.26)	(0.13)	(0.14)	(0.03)	(0.04)
Net Realized Gains	(0.29)	(0.18)	(0.29)	(0.20)	—

Total Dividends	(0.55)	(0.31)	(0.43)	(0.23)	(0.04)

Net Asset Value, End of Period	$8.54	$7.85	$6.99	$8.77	$6.60

Total Return(b)	16.92%	17.18%	(15.46)%	36.63%	9.89%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$259,447	$308,248	$297,839	$351,886	$248,872
Net Investment Income/(Loss)	1.06%	1.65%	1.61%	1.35%	0.80%
Expenses Before Reductions(c)	1.42%	1.35%	1.28%	1.36%	1.64%
Expenses Net of Reductions	1.02%	0.95%	0.88%	0.96%	1.36%
Portfolio Turnover Rate(d)	12%	25%	20%	19%	115%
(a) Calculated using the average shares method.
(b) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
163

AZL MSCI Global Equity Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Such Class 1 Financial Highlights are not shown since class has not commenced operations.)

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.55	$10.03	$11.22	$9.36	$9.71

Investment Activities:
Net Investment Income/(Loss)	0.16(a)	0.19(a)	0.21	0.20	0.20
Net Realized and Unrealized Gains/(Losses) on Investments	1.75	2.52	(1.19)	1.86	(0.30)

Total from Investment Activities	1.91	2.71	(0.98)	2.06	(0.10)

Dividends to Shareholders From:
Net Investment Income	(0.11)	(0.19)	(0.21)	(0.20)	(0.25)

Total Dividends	(0.11)	(0.19)	(0.21)	(0.20)	(0.25)

Net Asset Value, End of Period	$14.35	$12.55	$10.03	$11.22	$9.36

Total Return(b)	15.36%	27.25%	(8.94)%	22.18%	(0.93)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$321,637	$331,138	$127,860	$153,857	$147,265
Net Investment Income/(Loss)	1.32%	1.68%	1.67%	1.62%	2.75%
Expenses Before Reductions(c)	1.08%	1.12%	1.14%	1.16%	1.20%
Expenses Net of Reductions	0.69%	0.73%	0.75%	0.77%	1.10%
Portfolio Turnover Rate	13%	9%	4%	4%	135%(d)
(a) Calculated using the average shares method.
(b) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d) Effective October 14, 2016, the investment strategy of the Fund changed. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in investment strategy contributed to higher portfolio turnover rate for the period ended December 31, 2016 as compared to prior years.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
164

AZL Russell 1000 Growth Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016^
Net Asset Value, Beginning of Period (Class 1)	$11.46	$10.12	$11.74	$10.28	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.07(a)	0.10(a)	0.13	0.14	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	4.28	3.28	(0.20)	2.73	0.25

Total from Investment Activities	4.35	3.38	(0.07)	2.87	0.28

Dividends to Shareholders From:
Net Investment Income	(0.15)	(0.18)	(0.20)	(0.05)	-
Net Realized Gains	(0.98)	(1.86)	(1.35)	(1.36)	-

Total Dividends	(1.13)	(2.04)	(1.55)	(1.41)	-

Net Asset Value, End of Period	$14.68	$11.46	$10.12	$11.74	$10.28

Total Return(a)	39.03%	35.53%	(1.86)%	29.19%	2.80%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$70,903	$57,430	$48,665	$55,307	$49,297
Net Investment Income/(Loss)(d)	0.56%	0.86%	0.96%	1.04%	1.26%
Expenses Before Reductions(d)(e)	0.52%	0.51%	0.50%	0.50%	0.50%
Expenses Net of Reductions(d)	0.43%	0.43%	0.43%	0.45%	0.45%
Portfolio Turnover Rate(f)	22%	15%	17%	12%	158%(g)
Net Asset Value, Beginning of Period (Class 2)	$16.10	$13.53	$15.21	$12.99	$15.32

Investment Activities:
Net Investment Income/(Loss)	0.06(a)	0.10(a)	0.15	0.13	0.04
Net Realized and Unrealized Gains/(Losses) on Investments	6.04	4.46	(0.33)	3.49	0.84

Total from Investment Activities	6.10	4.56	(0.18)	3.62	0.88

Dividends to Shareholders From:
Net Investment Income	(0.11)	(0.13)	(0.15)	(0.04)	(0.16)
Net Realized Gains	(0.98)	(1.86)	(1.35)	(1.36)	(3.05)

Total Dividends	(1.09)	(1.99)	(1.50)	(1.40)	(3.21)

Net Asset Value, End of Period	$21.11	$16.10	$13.53	$15.21	$12.99

Total Return(a)	38.58%	35.28%	(2.14)%	28.89%	6.43%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$995,350	$871,046	$775,621	$1,046,158	$1,065,322
Net Investment Income/(Loss)	0.31%	0.61%	0.71%	0.79%	0.99%
Expenses Before Reductions(e)	0.77%	0.76%	0.75%	0.75%	0.77%
Expenses Net of Reductions	0.68%	0.68%	0.68%	0.70%	0.72%
Portfolio Turnover Rate(f)	22%	15%	17%	12%	158%(g)
^ Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.
(a) Calculated using the average shares method.
(b) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.
(g) Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 158%.

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165

AZL Russell 1000 Value Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016^
Net Asset Value, Beginning of Period (Class 1)	$9.75	$8.55	$10.65	$10.79	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.18(a)	0.21(a)	0.24	0.27	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	(0.06)	1.94	(1.02)	1.08	0.71

Total from Investment Activities	0.12	2.15	(0.78)	1.35	0.79

Dividends to Shareholders From:
Net Investment Income	(0.27)	(0.30)	(0.30)	(0.10)	-
Net Realized Gains	(0.58)	(0.65)	(1.02)	(1.39)	-

Total Dividends	(0.85)	(0.95)	(1.32)	(1.49)	-

Net Asset Value, End of Period	$9.02	$9.75	$8.55	$10.65	$10.79

Total Return(b)	2.25%	26.13%	(8.50)%	13.38%	7.90%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$146,474	$165,337	$148,796	$185,903	$187,248
Net Investment Income/(Loss)(d)	2.08%	2.21%	2.10%	2.07%	2.11%
Expenses Before Reductions(d)(e)	0.52%	0.51%	0.50%	0.50%	0.51%
Expenses Net of Reductions(d)	0.43%	0.43%	0.43%	0.45%	0.46%
Portfolio Turnover Rate(f)	27%	15%	22%	12%	131%(g)
Net Asset Value, Beginning of Period (Class 2)	$13.13	$11.22	$13.56	$13.39	$12.91

Investment Activities:
Net Investment Income/(Loss)	0.21(a)	0.25(a)	0.28	0.24	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	(0.04)	2.57	(1.34)	1.42	1.85

Total from Investment Activities	0.17	2.82	(1.06)	1.66	1.96

Dividends to Shareholders From:
Net Investment Income	(0.24)	(0.26)	(0.26)	(0.10)	(0.25)
Net Realized Gains	(0.58)	(0.65)	(1.02)	(1.39)	(1.23)

Total Dividends	(0.82)	(0.91)	(1.28)	(1.49)	(1.48)

Net Asset Value, End of Period	$12.48	$13.13	$11.22	$13.56	$13.39

Total Return(b)	2.01%	25.86%	(8.72)%	13.02%	16.15%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$779,649	$787,403	$720,365	$893,400	$991,296
Net Investment Income/(Loss)	1.83%	1.96%	1.85%	1.81%	2.05%
Expenses Before Reductions(e)	0.77%	0.76%	0.75%	0.75%	0.77%
Expenses Net of Reductions	0.68%	0.68%	0.68%	0.70%	0.72%
Portfolio Turnover Rate(f)	27%	15%	22%	12%	131%(g)
^ Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.
(a) Calculated using the average shares method.
(b) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.
(g) Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 131%.

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166

AZL S&P 500 Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016
Class 1 – Net Asset Value, Beginning of Period	$18.39	$14.72	$16.25	$14.15	$14.31

Investment Activities:
Net Investment Income/(Loss)	0.28(a)	0.31(a)	0.29(a)	0.28	0.28
Net Realized and Unrealized Gains/(Losses) on Investments	2.90	4.20	(0.96)	2.71	1.30

Total from Investment Activities	3.18	4.51	(0.67)	2.99	1.58

Dividends to Shareholders From:
Net Investment Income	(0.35)	(0.31)	(0.31)	(0.17)	(0.31)
Net Realized Gains	(0.69)	(0.53)	(0.55)	(0.72)	(1.43)

Total Dividends	(1.04)	(0.84)	(0.86)	(0.89)	(1.74)

Net Asset Value, End of Period	$20.53	$18.39	$14.72	$16.25	$14.15

Total Return(b)	17.82%	31.27%	(4.63)%	21.60%	11.79%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$86,300	$70,738	$62,599	$76,049	$72,604
Net Investment Income/(Loss)	1.53%	1.81%	1.74%	1.83%	1.98%
Expenses Before Reductions(c)	0.25%	0.24%	0.23%	0.23%	0.24%
Expenses Net of Reductions	0.25%	0.24%	0.23%	0.23%	0.24%
Portfolio Turnover Rate(d)	10%	3%	4%	2%	23%
Class 2 – Net Asset Value, Beginning of Period	$18.24	$14.61	$16.13	$14.06	$14.23

Investment Activities:
Net Investment Income/(Loss)	0.24(a)	0.26(a)	0.25(a)	0.24	0.24
Net Realized and Unrealized Gains/(Losses) on Investments	2.86	4.17	(0.95)	2.70	1.29

Total from Investment Activities	3.10	4.43	(0.70)	2.94	1.53

Dividends to Shareholders From:
Net Investment Income	(0.30)	(0.27)	(0.27)	(0.15)	(0.27)
Net Realized Gains	(0.69)	(0.53)	(0.55)	(0.72)	(1.43)

Total Dividends	(0.99)	(0.80)	(0.82)	(0.87)	(1.70)

Net Asset Value, End of Period	$20.35	$18.24	$14.61	$16.13	$14.06

Total Return(b)	17.50%	30.89%	(4.84)%	21.36%	11.45%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,751,399	$2,719,291	$2,370,547	$2,788,345	$2,562,218
Net Investment Income/(Loss)	1.31%	1.56%	1.49%	1.58%	1.75%
Expenses Before Reductions(c)	0.50%	0.49%	0.48%	0.48%	0.49%
Expenses Net of Reductions	0.50%	0.49%	0.48%	0.48%	0.49%
Portfolio Turnover Rate(d)	10%	3%	4%	2%	23%
(a) Calculated using the average shares method.
(b) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

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167

AZL Small Cap Stock Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016^
Net Asset Value, Beginning of Period (Class 1)	$9.65	$9.26	$11.68	$11.38	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.09(a)	0.12(a)	0.16	0.16	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	.80	1.78	(0.93)	1.24	1.32

Total from Investment Activities	0.89	1.90	(0.77)	1.40	1.38

Dividends to Shareholders From:
Net Investment Income	(0.17)	(0.17)	(0.18)	(0.08)	-
Net Realized Gains	(0.61)	(1.34)	(1.47)	(1.02)	-

Total Dividends	(0.78)	(1.51)	(1.65)	(1.10)	-

Net Asset Value, End of Period	$9.76	$9.65	$9.26	$11.68	$11.38

Total Return(b)	10.98%	22.42%	(8.59)%	12.94%	13.80%(b)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$42,848	$44,098	$41,285	$53,319	$54,672
Net Investment Income/(Loss)(d)	1.11%	1.21%	1.17%	1.21%	1.46%
Expenses Before Reductions(d)(e)	0.34%	0.33%	0.33%	0.32%	0.32%
Expenses Net of Reductions(d)	0.34%	0.33%	0.33%	0.32%	0.32%
Portfolio Turnover Rate(f)	21%	14%	19%	16%	86%(g)
Net Asset Value, Beginning of Period (Class 2)	$13.23	$12.17	$14.88	$14.23	$13.49

Investment Activities:
Net Investment Income/(Loss)	0.10(a)	0.13(a)	0.15	0.15	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	1.15	2.40	(1.25)	1.59	3.06

Total from Investment Activities	1.25	2.53	(1.10)	1.74	3.13

Dividends to Shareholders From:
Net Investment Income	(0.13)	(0.13)	(0.14)	(0.07)	(0.16)
Net Realized Gains	(0.61)	(1.34)	(1.47)	(1.02)	(2.23)

Total Dividends	(0.74)	(1.47)	(1.61)	(1.09)	(2.39)

Net Asset Value, End of Period	$13.74	$13.23	$12.17	$14.88	$14.23

Total Return(b)	10.71%	22.19%	(8.93)%	12.75%	25.71%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$771,671	$803,521	$713,258	$869,770	$909,979
Net Investment Income/(Loss)	0.86%	0.96%	0.93%	0.96%	1.19%
Expenses Before Reductions(e)	0.59%	0.58%	0.58%	0.57%	0.58%
Expenses Net of Reductions	0.59%	0.58%	0.58%	0.57%	0.58%
Portfolio Turnover Rate(f)	21%	14%	19%	16%	86%(g)
^ Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.
(a) Calculated using the average shares method.
(b) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.
(e) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.
(g) Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 86%.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
168

AZL T. Rowe Price Capital Appreciation Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$19.66	$16.93	$18.03	$16.48	$16.04

Investment Activities:
Net Investment Income/(Loss)	0.19(a)	0.26(a)	0.41	0.17	0.21
Net Realized and Unrealized Gains/(Losses) on Investments	3.10	3.79	(0.31)	2.28	1.03

Total from Investment Activities	3.29	4.05	0.10	2.45	1.24

Dividends to Shareholders From:
Net Investment Income	(0.29)	(0.42)	(0.17)	(0.24)	(0.12)
Net Realized Gains	(1.52)	(0.90)	(1.03)	(0.66)	(0.68)

Total Dividends	(1.81)	(1.32)	(1.20)	(0.90)	(0.80)

Net Asset Value, End of Period	$21.14	$19.66	$16.93	$18.03	$16.48

Total Return(b)	17.48%	24.38%	0.38%	15.04%	7.84%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,336,254	$1,271,510	$1,079,607	$1,146,974	$997,346
Net Investment Income/(Loss)	0.97%	1.36%	2.25%	0.97%	1.10%
Expenses Before Reductions(c)	1.06%	1.05%	1.05%	1.05%	1.05%
Expenses Net of Reductions	1.01%	1.00%	1.00%	1.00%	1.00%
Portfolio Turnover Rate	87%	45%	70%	65%	89%
(a) Calculated using the average shares method.
(b) The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c) Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
169

FOR MORE INFORMATION
This Prospectus is intended for use only when accompanied or preceded by a variable product prospectus.

MORE INFORMATION ABOUT THE FUNDS
The following documents are available free upon request:
Annual/Semi-Annual Reports (Shareholder Reports):
Each Fund’s annual and semi-annual reports to shareholders contain additional information about the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance, except the AZL Government Money Market Fund, during its last fiscal year.
Proxy Voting Records:
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12‑month period ended June 30 is available without charge.
Statement of Additional Information (SAI):
The SAI provides more detailed information about the Funds, including their respective operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.
Shareholder Inquiries:
Shareholders in the Fund may make inquiries to the Fund by contacting the Fund at the address or the toll-free number set forth in the table below.
Your request for free documents may be made in the following ways:

Shareholder Reports and the SAI	Contact a broker or investment adviser that sells products that offer the Funds.	Contact the Funds at: 4400 Easton Commons, Suite 200, Columbus, Ohio 43219 (toll-free) 1‑800‑624‑0197	Access the Allianz Life website at: www.allianzlife.com/azlfunds
Proxy Voting Records	Access the Allianz Life website at: www.allianzlife.com/VariableInvestments

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION
You can review information about the Funds (including the SAI), and obtain copies, after paying a duplicating fee, from the SEC as follows:
On the EDGAR database via the Internet:
www.sec.gov
By electronic request:
publicinfo@sec.gov
The SEC charges a fee to copy any documents.
Investment Company Act file no. 811‑09491

The Allianz Variable Insurance Products Trust t Prospectus t April 30, 2021
170

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

(THE “TRUST”)

Statement of Additional Information dated April 30, 2021

AZL® DFA Five-Year Global Fixed Income Fund

AZL® DFA International Core Equity Fund

AZL® DFA U.S. Core Equity Fund

AZL® DFA U.S. Small Cap Fund

AZL® Enhanced Bond Index Fund

AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund, Class 1 and Class 2

AZL® Fidelity Institutional Asset Management® Total Bond Fund, Class 1 and Class 2

AZL® Gateway Fund

AZL® Government Money Market Fund

AZL® International Index Fund, Class 1 and Class 2

AZL® MetWest Total Return Bond Fund

AZL® Mid Cap Index Fund, Class 1 and Class 2

AZL® Moderate Index Strategy Fund

AZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2

AZL® MSCI Global Equity Index Fund, Class 1 and Class 2

AZL® Russell 1000 Growth Index Fund, Class 1 and Class 2

AZL® Russell 1000 Value Index Fund, Class 1 and Class 2

AZL® S&P 500 Index Fund, Class 1 and Class 2

AZL® Small Cap Stock Index Fund, Class 1 and Class 2

AZL® T. Rowe Price Capital Appreciation Fund

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Trust dated April 30, 2021, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Portions of each Fund’s financial statements are incorporated into this SAI by reference to such Fund’s Annual Report to shareholders for the fiscal year ended December 31, 2020. Copies of the Prospectus and Shareholder Reports may be obtained without charge, upon request, by writing the Trust at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, or by calling toll free 1-800-624-0197.

This Statement of Additional Information may contain information on Funds not available under your Contract. Please refer to your Contract prospectus for information regarding the investment options available to you.

The Allianz Variable Insurance Products Trust ◆ SAI ◆ April 30, 2021

The Allianz Variable Insurance Products Trust ◆ SAI ◆ April 30, 2021

The Allianz Variable Insurance Products Trust ◆ SAI ◆ April 30, 2021

THE TRUST

The Trust is an open-end investment management company organized in July 1999 as a Delaware business trust comprised of 20 separate investment portfolios, which are classified as “diversified” within the meaning of the 1940 Act. The Trust currently offers 19 variable net asset value funds and one government money market fund.

The Trust was established exclusively for the purpose of providing investment vehicles for variable annuity contracts and variable life insurance policies (the “Contracts”) offered by the separate accounts of various life insurance companies (the “Participating Insurance Companies”). Shares of the Trust are not offered to the general public but solely to such separate accounts (the “Separate Accounts”).

Much of the information contained in this Statement of Additional Information (“SAI”) expands upon subjects discussed in the Prospectus of the Trust described above. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Trust’s Prospectus.

INVESTMENT STRATEGIES AND POLICIES

THE FUNDS

AZL DFA Five-Year Global Fixed Income Fund

AZL DFA International Core Equity Fund

AZL DFA U.S. Core Equity Fund

AZL DFA U.S. Small Cap Fund

AZL Enhanced Bond Index Fund

AZL Fidelity Institutional Asset Management® Multi-Strategy Fund

AZL Fidelity Institutional Asset Management® Total Bond Fund

AZL Gateway Fund

AZL Government Money Market Fund

AZL International Index Fund

AZL MetWest Total Return Bond Fund

AZL Mid Cap Index Fund

AZL Moderate Index Strategy Fund

AZL MSCI Emerging Markets Equity Index Fund

AZL MSCI Global Equity Index Fund

AZL Russell 1000 Growth Index Fund

AZL Russell 1000 Value Index Fund

AZL S&P 500 Index Fund

AZL Small Cap Stock Index Fund

AZL T. Rowe Price Capital Appreciation Fund

Temporary, Defensive Investments

As described in the Prospectus, each Fund may hold uninvested cash reserves or invest without limit in money market instruments (i.e., short-term debt instruments) for temporary defensive purposes when the Manager or Subadviser has determined that market or economic conditions so warrant.

For each of the Funds (other than the AZL Government Money Market Fund), these debt obligations may include U.S. Government securities; certificates of deposit, bankers’ acceptances and other short-term debt obligations of banks with total assets of at least $100,000,000; debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments); variable and floating rate demand and master demand notes; commercial paper; and repurchase agreements with respect to securities in which the Fund is authorized to invest. (See “Additional Information on Portfolio Instruments and Investment Policies – Bank Obligations,” “– Commercial

5

Paper,” “– Variable and Floating Rate Demand and Master Demand Notes,” “– U.S. Government Obligations,” “– Corporate Debt Securities” and “– Repurchase Agreements”).

The AZL Government Money Market Fund may, from time to time, take temporary defensive positions by holding cash, shortening the Fund’s dollar-weighted average portfolio maturity or investing in other securities that are “eligible securities” for purchase by money market funds.

Specific Non-Fundamental Investment Restrictions

In addition to the information shown under “Additional Information on Portfolio Instruments and Investment Policies” and the information in the section “Investment Restrictions” in this SAI, the following sets forth specific non-fundamental investment restrictions for certain Funds.

AZL S&P 500 Index Fund – The Fund may not: (i) engage in arbitrage transactions, (ii) purchase warrants (other than those acquired by the Fund in units or attached to securities), (iii) sell securities short, but may sell securities short against the box, or (iv) invest more than 10% of its total assets in the securities of any single issuer or hold more than 20% of the voting securities of any single issuer.

AZL Small Cap Stock Index Fund – The Fund may not: (i) engage in arbitrage transactions, (ii) purchase warrants (other than those acquired by the Fund in units or attached to securities), (iii) sell securities short, but may sell securities short against the box, or (iv) invest more than 10% of its total assets in the securities of any single issuer or hold more than 20% of the voting securities of any single issuer.

AZL T. Rowe Price Capital Appreciation Fund – The Fund may not sell short more than 5% of its total assets. The Fund may not invest 25% or more of its investments in the securities of issuers primarily engaged in any particular industry group. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund‘s total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund‘s total assets.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectus for the Funds highlights the principal investment strategies, investment techniques, and risks for each Fund. As noted in the Prospectus, the Funds may also employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of the investment strategies of all of the Funds, certain matters described in this section may not apply to your Fund or Funds. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the Prospectus or in this SAI, or by applicable law, the Fund may engage in each of the practices described below without limit.

AZL Government Money Market Fund is managed in accordance with Rule 2a-7 and will only invest in debt investments that meet the portfolio requirements of Rule 2a-7 discussed in this SAI, including those related to maturity, quality, diversification, and liquidity. The discussion of investments in this SAI is qualified by Rule 2a-7 limitations with respect to AZL Government Money Market Fund.

ASSET-BACKED SECURITIES

Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments-net of expenses-made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower

6

than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income, which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

ASSET-BASED SECURITIES

Certain Funds may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” Generally, a Fund will purchase asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the Subadviser has determined to be of similar creditworthiness. A Fund may purchase asset-based securities that are below investment grade. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the Subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, a Fund generally would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

BANK LOANS

A Fund may invest in bank loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. Certain Funds may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of setoff against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Fund’s subadviser to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. The Funds may enter into

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Participations and Assignments on a forward commitment or “when-issued” basis, whereby a Fund would agree to purchase a Participation or Assignment at set terms in the future.

A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations may be considered illiquid. To the extent that liquid Assignments and Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed.

The Loans in which the Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position. The Funds may invest in leveraged inverse floating rate debt instruments.

BANK OBLIGATIONS

Funds may invest in bank obligations consisting of bankers’ acceptances, certificates of deposit and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations if (a) at the time of investment, the depository or institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

Certain Funds may also invest in Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits (“ETDs”) which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or foreign bank; and Canadian time deposits, which are basically the same as ETDs, except they are issued by Canadian offices of major Canadian banks.

Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

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COLLATERALIZED DEBT OBLIGATIONS

The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. Collateralized mortgage obligations (“CMOs”) are another type of CDO in which some Funds may invest. For more information on CMOs, see the discussion under “Collaterialized Mortgage Obligations,” below.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid investments. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COLLATERALIZED MORTGAGE OBLIGATIONS

Mortgage-related securities in which the Funds may invest may also include collateralized mortgage obligations (“CMOs”). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

CMOs are issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the mortgage assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

The principal of and interest on the mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those, which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

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COMMERCIAL PAPER

The Funds may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certain Funds may invest in commercial paper rated in any rating category or not rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”). In general, investment in lower-rated instruments is riskier than investment in instruments in higher-rated categories. For a description of the rating symbols of each NRSRO, see Appendix A. The Funds may also invest in U.S. dollar denominated commercial paper, including U.S. dollar denominated commercial paper issued by a Canadian corporation or issued by a European-based corporation.

COMMON STOCKS

Certain Funds may invest in equity securities including common stocks. Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

CONTRACTS FOR DIFFERENCE (“CFDS”)

A Fund may invest in CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced. The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

CONVERTIBLE SECURITIES

Certain Funds may invest in convertible securities. Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock, the cash value of common stock or some other equity security. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are “senior” to common stock – i.e., they have a prior claim against the issuer’s assets. Convertible securities generally pay lower dividends or interest than non-convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.

Certain Funds may invest in synthetic convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this

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reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund’s investments in synthetic convertible securities will be consistent with the Fund’s investment objectives and investment strategies, including any limitations imposed on the credit quality of the Fund’s permissible investments, and upon the Fund’s investments in illiquid securities.

CORPORATE DEBT SECURITIES

Depending upon the prevailing market conditions, the Subadviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value the yield will be lower than the coupon rate. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

Certain Funds may invest in securities, which are rated in the fourth highest rating group assigned by an NRSRO (e.g., securities rated BBB by S&P or Baa by Moody’s) or lower, or, if not rated, are of comparable quality as determined by the Subadviser. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. A split rated security, i.e., rated in the fourth highest category by one NRSRO and also rated below the fourth highest category by another NRSRO, may be considered to fall in the higher category.

As with other fixed-income securities, debt securities are subject to credit risk and market risk. Market risk relates to changes in a security’s value as a result of changes in interest rates. Credit risk relates to the ability of an issuer to make payments of principal and interest. Fixed income securities with ratings below Baa (Moody’s) or BBB (S&P) are considered below investment grade and are commonly referred to as high yield or “junk” bonds and are considered by Moody’s to have speculative characteristics.

Lower rated securities (“junk” bonds) generally offer higher interest payments because the company that issues the bond – the issuer – is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, the issuer has financial difficulties, or the issuer has a greater amount of debt.

Some risks of investing in lower rated securities include:

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Greater credit risk – Because of their more precarious financial position, issuers of high yield bonds may be more vulnerable to changes in the economy or to interest rate changes that might affect their ability to repay debt.

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Reduced liquidity – There may be fewer investors willing to buy high yield bonds than there are for higher rated, investment grade securities. Therefore, it may be more difficult to sell these securities or to receive a fair market price for them.

Particular types of lower rated securities may present special risks. The prices of payment-in-kind or zero-coupon securities react more strongly to changes in interest rates than the prices of other debt securities. Some lower rated securities in which a Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that such Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

The credit ratings issued by Moody’s and S&P are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of debt securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, subadvisers typically may conduct their own independent credit analysis of such securities.

CREDIT DEFAULT SWAPS

Certain Funds may also enter into credit default swap agreements. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing

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if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Subadviser correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven calendar days, swap agreements may be considered to be illiquid, and thus subject to a Fund’s limitation on illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Subadviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. Certain positions adopted by the Internal Revenue Service may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have adverse tax consequences.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

Certain Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in an amount sufficient to meet such commitments.

Certain Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds may classify delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. For a further discussion of the risks involved in investing in Loan Participations and other forms of direct indebtedness see “Loan Participations and

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Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

DEPOSITARY RECEIPTS

For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent an interest in the securities of a foreign issuer deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the United States for many ADRs. Certain Funds may also invest in EDRs and GDRs, which are receipts evidencing an arrangement with European and other banks similar to that for ADRs and are designed for use in European and other securities markets. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those categorized as unsponsored, require the holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

DERIVATIVE INSTRUMENTS

Certain Funds may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as “futures”), options on futures contracts, stock index options, forward currency contracts and swaps, to hedge a Fund’s portfolio or for risk management or for any other permissible purposes consistent with that Fund’s investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.

Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

Generally, any Fund that invests in derivative instruments is required to segregate cash and/or liquid securities to the extent that its obligations under the instrument are not otherwise “covered” through ownership of the underlying security, financial instrument, or currency. As an investment company registered with the SEC, the Trust is subject to the federal securities laws, the 1940 Act, related regulations, and published positions of the SEC and the staff of the SEC. Further, in accordance with these positions, with respect to certain kinds of derivatives, the Trust must “set aside” (sometimes referred to as “asset segregation”) liquid assets or engage in other SEC or SEC staff approved measures while the derivative contracts are still open. For example, with respect to forward contracts and futures that are not legally required to “cash settle,” the Trust must cover the open position by setting aside liquid assets in an amount equal to the contract’s full notional value. With respect to forward contracts and futures that are required to “cash settle,” however, the Trust is permitted to set aside liquid assets in an amount equal to the Trust’s daily marked to market (net) obligation, if any, (in other words, the Trust’s daily net liability, if any) rather than the notional value.

Developing Government Regulation of Derivatives. The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. For example, on October 28, 2020, the SEC adopted

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new Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. New Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into and replaces the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, among other requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective. The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect a Fund’s ability to enter into derivative transactions. New requirements, even if not directly applicable to a Fund, may increase the cost of the Fund’s investments and cost of doing business.

DISTRESSED SECURITIES

A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the Subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks. A Fund may make such investments when the Subadviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. To the extent that a Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. Except to the extent otherwise permitted by a Fund’s prospectus or SAI, a Fund will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

EVENT-LINKED EXPOSURE

Certain Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific

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amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. There can be no assurance of a liquid market in these instruments. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

OTHER INVESTMENT COMPANIES

Each Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto. With respect to unaffiliated funds in which the Funds may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Each Fund will limit its investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permits a Fund’s investments to exceed such limits in unaffiliated underlying funds. To the extent that a Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees. The Fund may also invest its cash balances in money market funds to the extent permitted by its investment policies and rules and exemptions granted under the 1940 Act.

In October 2020, the SEC adopted regulatory changes related to the ability of an investment company to invest in other investment companies in excess of specified statutory limits. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of new Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting certain fund of funds arrangements. These regulatory changes may impose additional compliance related costs on a Fund, or may otherwise adversely impact a Fund’s operations.

EXCHANGE-TRADED FUNDS

The Funds may invest in ETFs. Most ETFs are regulated as registered investment companies under the 1940 Act.

ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. The shares of an ETF may also be assembled in a block (generally 25,000 shares or multiples thereof) known as a Creation Unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a Creation Unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.

ETF shares, as opposed to Creation Units, are generally purchased and sold in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, at any time during the trading day. Although the Funds, like most other investors in ETFs, intend to purchase and sell ETF shares primarily in the secondary trading market, the Funds may redeem Creation Units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase Creation Units, if the Manager believes it is in a Fund’s best interest to do so.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has similar risks as investing in other publicly traded shares. In addition, because of the ability of Authorized Participants to arbitrage price differences by purchasing or redeeming Creation Units, the difference between the market value and

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the NAV of ETF shares is expected in most cases to be small under normal market conditions. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

EXCHANGE-TRADED NOTES (“ETNS”)

Certain Funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

FOREIGN CURRENCY OPTIONS AND FUTURES TRANSACTIONS

Certain Funds may invest in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of an option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. The Funds may invest in foreign currency options as a means to hedge against currency risk for other foreign currency denominated investments. While purchasing a foreign currency option can protect against an adverse movement in the value of a foreign currency, it does not limit the gain, which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against the decline of the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of the purchase and the settlement date, the Fund would not have to exercise its call, but could acquire in the spot market the amount of foreign currency needed for settlement.

Certain Funds may invest in foreign currency futures transactions. As part of its financial futures transactions, the Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives it may achieve through forward foreign currency exchange contracts more effectively and possibly at a lower cost. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are

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standardized as to amount and delivery, and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

FOREIGN SECURITIES

Certain Funds may invest in securities of foreign issuers. Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher Custodian fees, higher brokerage costs and dividend collection fees, which could reduce the yield on such securities.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of Fund investments. In addition, the United Kingdom withdrew from the European Union (commonly referred to as “Brexit”) in January 2020. There is continued political and regulatory uncertainty regarding the long-term consequences of Brexit on the United Kingdom and broader European region and the future relationship between the United Kingdom and the European Union and its member countries. One or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union which could result in increased volatility, illiquidity and reduced prospects for regional economic growth, as well as increased costs for companies that rely significantly on Europe for their business activities and revenues, which may adversely affect a Fund’s investments. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Securities of companies with a foreign jurisdiction of legal organization may be deemed domestic securities if they are either headquartered in the U.S., their equity securities (or ADRs) trade primarily in the U.S., or their total revenues are derived primarily from the U.S.

INITIAL PUBLIC OFFERINGS

A Fund may invest in initial public offerings (“IPOs”) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, and limited information about the issuer. A Fund may hold IPO securities for a period of time or may sell them soon after the purchase. Investments in IPOs could have an increased impact, either positive or negative, on a Fund’s performance if the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund grows. In circumstances where investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

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INTEREST RATE TRANSACTIONS AND SWAPTIONS

Certain Funds, to the extent permitted under applicable law, may enter into forms of swap agreements including interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor.” Caps and floors are less liquid than swaps. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Certain Funds may also enter into swaptions on either an asset-based or liability-based basis, depending on whether a Fund is hedging its assets or its liabilities. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. They may also be used for speculation to increase returns. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

INVESTMENT IN COMPANIES IN DEVELOPING COUNTRIES/EMERGING MARKETS

Certain Funds may invest from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization.

Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets that may trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries. Markets in developing countries may also be subject to a higher degree of corruption and fraud than more developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness and/or resources than participants in developed markets.The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. For example, certain countries are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, a Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, the Fund’s inability to dispose fully and promptly of positions in declining markets will cause the Fund’s net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack social, political and/or economic stability. Certain developing countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in those countries and the availability to the Fund of additional investments in those countries.

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In addition, developing countries may have or enact restrictions on the right of foreign investors to repatriate their capital and to remit profits abroad.

Economies of developing countries may differ favorably or unfavorably from the United States’ economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Certain developing countries may not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. For example, a comprehensive legal framework designed to ensure orderly enforcement of property interests such as bankruptcy may be more limited than remedies available in the United States, and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. Additionally, issuers in such markets may not be subject to regulatory disclosure, accounting, auditing and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Information about emerging markets companies, including financial information, may be less available or reliable and a Fund’s ability to conduct due diligence with respect to such companies may be limited. In addition, certain emerging market jurisdictions materially restrict the Public Company Accounting Oversight Board’s (“PCAOB”) inspection, investigation and enforcement capabilities which impairs the ability to conduct independent oversight or inspection of accounting firms located in or operating in certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors.

Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

RISKS OF INVESTING IN CHINA

Investments in Chinese securities, including certain Hong Kong-listed securities, are subject to risks specific to China. The Chinese economy is subject to a considerable degree of economic, political and social instability. Investments in certain Hong Kong-listed securities subject investors to exposure to Chinese companies.

Political and Social Risk. The Chinese government is authoritarian and has periodically used force to suppress civil dissent. Disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. In addition, China continues to experience disagreements related to integration with Hong Kong and religious and nationalist disputes in Tibet and Xinjiang. There is also a greater risk in China than in many other countries of currency fluctuations, currency nonconvertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. Unanticipated political or social developments may result in sudden and significant investment losses. China’s growing income inequality, rapidly aging population and significant environmental issues also are factors that may affect the Chinese economy.

Government Control and Regulations. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, government control over certain sectors or enterprises and significant regulation of investment and industry is still pervasive, including restrictions on investment in companies or industries deemed to be sensitive to particular national interests, and the Chinese government may restrict foreign ownership of Chinese corporations and/or the repatriation of assets by foreign investors. Limitations or restrictions on foreign ownership of securities may have adverse effects on the liquidity and performance of investments, and could lead to higher tracking error. Chinese government intervention in the market may have a negative impact on market sentiment, which may in turn affect the performance of the Chinese economy and the investments. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, lack of publicly-available information and/or political and social instability.

Infectious Illness Risk. From time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or

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similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect investments.

Economic Risk. The Chinese economy has grown rapidly in the recent past and there is no assurance that this growth rate will be maintained. In fact, the Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration in global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on its economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy. China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers (including as a result of heightened trade tensions between China and the U.S. or in response to actual or alleged Chinese cyber activity) or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy and the Chinese issuers of securities. For example, the U.S. has added certain foreign technology companies to the U.S. Department of Commerce’s Bureau of Industry and Security’s “Entity List,” which is a list of companies believed to pose a national security risk to the U.S. Actions like these may have unanticipated and disruptive effects on the Chinese economy. Any such response that targets Chinese financial markets or securities exchanges could interfere with orderly trading, delay settlement or cause market disruptions.

Expropriation Risk. The Chinese government maintains a major role in economic policymaking and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

Security Risk. China has strained international relations with Taiwan, India, Russia and other neighbors due to territorial disputes, historical animosities, defense concerns and other security concerns. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities. Relations between China’s Han ethnic majority and other ethnic groups in China, including Tibetans and Uighurs, are also strained and have been marked by protests and violence. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy. In addition, conflict on the Korean Peninsula could adversely affect the Chinese economy.

Chinese Equity Markets. Chinese market securities include H-shares (securities of companies incorporated in the People’s Republic of China (“PRC”) that are denominated in Hong Kong dollars and listed on the Stock Exchange of Hong Kong), A-shares (securities of companies incorporated in the PRC that are denominated in renminbi and listed on the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”)), B-shares (securities of companies incorporated in the PRC that are denominated in U.S. dollars (in the case of the SSE) or Hong Kong dollars (in the case of the SZSE) and listed on the SSE and the SZSE), Hong Kong listed securities known as Red-Chips (securities issued by companies incorporated in certain foreign jurisdictions, which are controlled, directly or indirectly, by entities owned by the national government or local governments in the PRC and derive substantial revenues from or allocate substantial assets in the PRC), and P-Chips (securities issued by companies incorporated in certain foreign jurisdictions, which are controlled, directly or indirectly, by individuals in the PRC and derive substantial revenues from or allocate substantial assets in the PRC). The issuance of B-shares and H-shares by Chinese companies and the ability to obtain a “back-door listing” through Red-Chips or P-Chips is still regarded by the Chinese authorities as an experiment in economic reform. “Back-door listing” is a means by which a mainland Chinese company issues Red-Chips or P-Chips to obtain quick access to international listing and international capital. All of these share mechanisms are relatively untested and subject to political and economic policies in China.

Hong Kong Political Risk. Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region (SAR) of the PRC under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as

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tightening of control over Hong Kong’s semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy.

RISKS OF INVESTING IN JAPAN

Japan may be subject to political, economic, nuclear, and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.

Economic Risk. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been adversely affected in the past by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy.

Political Risk. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect Japanese investments. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, is strained and delicate. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.

Large Government and Corporate Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, overleveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.

Currency Risk. The Japanese yen has fluctuated widely at times, and any increase in its value may cause a decline in exports that could weaken the Japanese economy. The Japanese government has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.

Nuclear Energy Risk. The nuclear power plant catastrophe in Japan in March 2011 continues to affect the Japanese economy and its nuclear energy industry, and the role of nuclear energy in Japan in the future is uncertain.Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.

Geographic Risk. Natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy.

Security Risk. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea and China. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy, particularly in times of crisis.

Asian Economic Risk. Many Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Geopolitical hostility, political instability, and economic or environmental events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Funds invest. Many Asian countries are subject to political risk, including political instability,

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corruption and regional conflict with neighboring countries. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. for trade. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of portfolio investments.

FOREIGN SOVEREIGN DEBT

Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation, new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Certain Funds may invest in forward foreign currency exchange contracts. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Certain Funds may enter into forward foreign currency contracts in order to hedge against adverse movements in exchange rates between currencies. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund’s portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes that a foreign currency will increase in value relative to the U.S. dollar, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains, which might result from a positive change in such currency relationships.

Subadvisers have the flexibility to enter into such forward contracts when they determine that to do so is in the best interests of a Fund and may use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the Funds may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or expects to have portfolio exposure. The Funds may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency,

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where the two currencies are economically linked. A Fund’s entry into forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the Fund to earmark or hold liquid securities or cash equal to the Fund’s obligations in a segregated account throughout the duration of the contract. To the extent that the currency is not being used for hedging purposes, the Fund will segregate or “earmark” cash or assets determined to be liquid in an amount not less than the value of the Fund’s total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the segregated securities declines, the Fund will add additional assets so that the amount is not less than the Fund’s commitments under the contracts.

A Fund may retain the portfolio security and engage in an offsetting transaction by investing in a forward foreign currency contract. In these situations, gain or a loss will be incurred to the extent that there has been a movement in forward currency contract prices. If the Fund engages in an offsetting transaction it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between the date on which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. The Funds will have to convert any holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.

Some of the forward foreign currency exchange contracts may be classified as non-deliverable forwards (“NDF”). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

FUTURES

Certain Funds may enter into futures contracts. This investment technique is designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. The technique may also be used for risk management or other permissible purposes. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contract, can attempt to secure better rates or prices for the Fund than might later be available in the market when it affects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price to sell or to purchase the underlying futures contract, upon exercising the option any time during the option period.

Futures transactions involve broker costs and may require segregation of liquid assets, such as cash, U.S. government securities or other liquid high-grade debt obligations to cover its performance under such contracts. A Fund may lose the expected benefit of futures contracts if interest rates, securities or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if a Fund had not entered into any futures transactions. In addition, the value of a Fund’s futures positions may not prove to be perfectly or even highly correlated with its portfolio securities and foreign currencies, limiting a Fund’s ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

FUTURES AND OPTIONS INVESTMENT RISKS

A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In

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addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall investment performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund’s portfolio.

GUARANTEED INVESTMENT CONTRACTS

A Guaranteed Investment Contract (“GIC”) is a pure investment product in which a life insurance company agrees, for a single premium, to pay the principal amount of a predetermined annual crediting (interest) rate over the life of the investment, all of which is paid at the maturity date. GICs typically guarantee the interest rate paid but not the principal.

HYBRID INSTRUMENTS

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. Certain Funds will invest only in commodity-linked hybrid instruments that qualify under applicable rules of the U.S. Commodity Futures Trading Commission for an exemption from the provisions of the Commodity Exchange Act.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

ILLIQUID INVESTMENTS AND OTHER INVESTMENTS OF LIMITED LIQUIDITY

Subject to the limitations in a Fund’s prospectus or this SAI, a Fund may acquire investments that are illiquid or of limited liquidity, such as private placements, initial public offerings or investments that are not registered under the 1933 Act. The price a Fund pays for such illiquid or limited liquidity investments or receives upon resale may be lower than the price paid or received for similar investments with a more liquid market. Accordingly, the valuation of these investments may reflect limitations on their liquidity. Due to the lack of liquidity and, in some cases, of publicly available information, it may in some circumstances be difficult to arrive at a fair value for certain illiquid investments. Investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price.

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The liquidity of the investments of the AZL Government Money Market Fund is determined by the Subadviser in accordance with the Fund’s Rule 2a-7 Procedures approved by the Board. For the AZL Government Money Market Fund, an illiquid security is a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. The Fund may not acquire any illiquid security if, immediately after the acquisition, the Fund would have invested more than five percent of its total assets in illiquid securities.

For each Fund other than the AZL Government Money Market Fund, the liquidity of investments is determined in accordance with the Funds’ written Liquidity Risk Management Program approved by the Board. Such liquidity determinations are subject to review and oversight of Liquidity Program Administrators designated by the Board. The purpose of the written Liquidity Risk Management Program is to manage the risks associated with the liquidity of a Fund’s investments. Pursuant to the Liquidity Risk Management Program, each portfolio investment (including each of the Fund’s derivatives transactions) is classified according to its liquidity for reporting on Form N-PORT consistent with applicable regulatory requirements.

For this purpose, an illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. No Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

INFLATION-INDEXED BONDS

Certain Funds may invest in inflation-indexed bonds, which are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other inflation related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance

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that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Funds may, from time to time, lend up to 33 1/3% of their portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive initial collateral equal to 102% (105% for foreign securities) of the market value of domestic securities. This collateral must be valued daily by the Fund and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy by the Manager.

LIBOR REPLACEMENT RISK

Certain Funds may invest in debt securities, derivatives, or other financial instruments tied to the London Inter-Bank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority has announced that it intends to stop supporting LIBOR rates after 2021. Although many LIBOR rates will be phased out at the end of 2021, as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. The discontinuation of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could cause volatility and reduced liquidity and may adversely affect the value of securities or instruments linked to those reference rates which could result in losses to a Fund. Although alternatives to LIBOR are established or in development in most major currencies (including the Secured Overnight Financing Rate (“SOFR”) which is intended to replace the U.S. dollar LIBOR), there remains uncertainty regarding the process for amending existing contracts or instruments to transition away from LIBOR. For example, interest rate provisions included in such contracts may need to be renegotiated to reflect the transition away from LIBOR. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields for such instrument if held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on a Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted and standardized.

LIMITED PARTNERSHIP INTERESTS

A limited partnership interest entitles a Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, a Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability generally is limited to the amount of its commitment to the partnership. Certain Funds may invest in limited liability company interests to the same extent they invest in limited partnership interests. Limited liability company interests have similar characteristics as limited partnership interests.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Loans, loan participations and interests in securitized loan pools are interests in amounts owed by a corporate, governmental or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on its Subadviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

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LOW OR NEGATIVE INTEREST RATES

In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject a Fund to increased counterparty risk to the Fund’s bank.

Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In response to recent market volatility and economic uncertainty arising from the COVID-19 pandemic, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. As a result, interest rates in the United States are at historically low levels, and certain foreign countries have pursued negative interest rate policies. These actions present heightened risks to debt securities, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.

If low or negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit a Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity.

A low or negative interest rate environment could, and a prolonged low or negative interest rate environment will, impact the AZL Government Money Market Fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, and/or achieve its investment objective, including maintaining a stable NAV of $1.00 per share. In a prolonged environment of low to negative interest rates, the AZL Government Money Market Fund’s board of trustees may consider taking various actions, including enacting mechanisms to seek to maintain a stable NAV per share at $1.00 (such as reducing the number of shares outstanding on a pro rata basis through a reverse distribution mechanism, to the extent permissible by applicable law and its organizational documents) and discontinuing use of the amortized cost method of valuation to maintain a stable NAV of $1.00 per share and establishing a fluctuating NAV rounded to four decimal places by using available market quotations or equivalents. For more information, see “Valuation of the Government Money Market Fund.”

MORTGAGE-RELATED SECURITIES

Certain Funds may, consistent with their investment objective and policies, invest in mortgage-related securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, certain Funds may invest in mortgage-related securities may be issued by non-governmental entities, including collateralized mortgage obligations structured as pools of mortgage pass-through certificates or mortgage loans, subject to the rating limitations described in the Prospectus.

Mortgage-related securities, for purposes of the Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and the FHLMC, as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. Accelerated prepayments have an adverse impact on yields for pass-through securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is prepaid. The opposite is true for pass-through securities purchased at a discount. The Funds may purchase mortgage-related securities at a premium or at a discount. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby

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shortening the life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return to the Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In addition to bonds with customary settlement periods, the Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.

There are a number of important differences among the agencies and the instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guaranty is backed by the full-faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates are also supported by the authority of the GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC mortgage participation certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, organized pursuant to an Act of Congress, which is owned entirely by the Federal Home Loan banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

OPTIONS

Certain Funds may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. Certain Funds may also purchase put and call options.

A call option gives the purchaser of the option the right to buy, and the writer has the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium

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paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be.

When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

In order to close out a call option it has written, the Fund will enter into a “closing purchase transaction” (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When the portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out an existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market depreciation over the exercise price.

A Fund may sell “covered” put and call options as a means of hedging the price risk of securities in the Fund’s portfolio, or for risk management or other permissible purposes. The sale of a call option against an amount of cash equal to the put’s potential liability constitutes a “covered put.”

Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Subadviser and verified in appropriate cases. OTC options classified as illiquid will be subject to a Fund’s limitation on investments in illiquid securities. OTC option transactions by a Fund with a primary U.S. Government securities dealer, which has given the Fund an absolute right to repurchase according to a “repurchase formula” generally would not be illiquid.

Certain Funds may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

PRECIOUS METAL-RELATED SECURITIES

A Fund may invest in the securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are

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largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

PREFERRED STOCKS

Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate, when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

PRIVATE INVESTMENTS IN PUBLIC EQUITY

A Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time, and subject to a Fund’s limitation on investments in illiquid securities. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

PRIVATE PLACEMENTS

Securities in which each of the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “1933 Act”), in reliance on the so-called “private placement” exemption from registration which is afforded by Section 4(a)(2) of the 1933 Act or other applicable exemptions. Unregistered securities may be restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Funds, who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Unregistered securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity. Such securities also may be eligible for resale under Rule 144A under the 1933 Act. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to “qualified institutional buyers” as defined in the Rule. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities. Private placement securities may be illiquid, in which case they would be subject to a Fund’s limitation on investment in illiquid investments.

REAL ESTATE INVESTMENT TRUSTS (“REITS”)

Certain Funds may invest in equity, debt or hybrid REITs. Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interests in real property. Hybrid REITs may invest in equity and debt. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass-through tax treatment of its income under the Internal Revenue Code of 1986, as amended (the “Code”) and may also fail to maintain its exemption from registration under the 1940 Act. Also, REITs (particularly equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.

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REPURCHASE AGREEMENTS

Securities held by certain Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as banks and broker-dealers, which a Subadviser deems creditworthy, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligations or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by a Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against the claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although it is generally expected that, under the regular procedures normally in effect for the custody of a Fund’s securities subject to repurchase agreements, and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust’s Custodian or another qualified Custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Certain Funds may borrow money by entering into reverse repurchase agreements or dollar roll agreements in accordance with that Fund’s investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase the securities, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed-upon date and price. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased under a dollar roll agreement. The Funds do not consider a TBA (to be announced) trade, which is a forward mortgage-backed securities trade, to be a dollar roll since a TBA is a commitment to make a future purchase and does not involve deliverable securities. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will segregate assets such as U.S. government securities or other liquid high-grade debt securities consistent with the Fund’s investment restrictions having a value equal to the Fund’s obligation. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Although reverse repurchase agreements and dollar roll agreements are excluded from the Funds’ fundamental restriction against borrowing, they may, to some extent, involve the risk of leverage. See “Risks of Techniques Involving Leverage” below. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund’s liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.

RISKS OF TECHNIQUES INVOLVING LEVERAGE

Use of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter into reverse repurchase agreements or dollar roll agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these types of transactions involves the use of “leverage” when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only when the Subadvisers, as applicable, believe that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment a Fund has invested. Leverage creates the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, which exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).

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The risks of leverage include a higher volatility of the net asset value of a Fund’s shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

SHORT SALES AGAINST THE BOX

Certain Funds may engage in short sales against the box. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. Additionally, as required by law, the Fund will segregate or “earmark” cash or assets determined to be liquid equal to the amount of the commitment. The segregated assets are pledged to the selling broker pursuant to applicable margin rules. If the broker were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. To minimize this risk, a Fund will enter into short sales against the box only with brokers deemed by the Subadviser to be creditworthy. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

SMALL COMPANY STOCKS

Funds that invest significantly in securities issued by small-cap companies are subject to capitalization risk. These securities may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and may be less liquid than securities issued by large-cap companies. These securities may also fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.

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SPECIAL SITUATION COMPANIES

Certain Funds may invest in “special situation companies.” Special situation companies include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The Subadviser of such a Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

STRIPPED MORTGAGE SECURITIES

Certain Funds may invest in stripped mortgage securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities generally may be classified as illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs, which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

Certain Funds may also purchase stripped mortgage-backed securities for hedging purposes to protect the Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest

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are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

STRUCTURED NOTES

Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. To the extent a Fund invests in these securities, they will be analyzed in the overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

SWAP AGREEMENTS

Certain Funds may enter into swap agreements for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a security that yielded or produced that desired return. These instruments also may be used for tax and/or cash management purposes. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a particular security, or at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictitious basis on which to calculate the obligations, which the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or cash equivalents (such as U.S. government securities, or high grade debt obligations), to limit any potential leveraging of the Fund’s portfolio.

TAXABLE AND TAX-EXEMPT MUNICIPAL SECURITIES

Certain Funds may invest in municipal securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term municipal securities, only if the interest paid thereon is exempt from federal taxes.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide

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that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Subadviser of a Fund will consider such an event in determining whether the Fund should continue to hold the obligation.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

TOTAL RETURN SWAP AGREEMENTS

Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

U.S. GOVERNMENT OBLIGATIONS

The Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury.

Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae (“FNMA”), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, or the FHLMC, since it is not obligated to do so by law. These agencies or instrumentalities are supported by the issuer’s

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right to borrow specific amounts from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations from such agencies or instrumentalities, or the credit of the agency or instrumentality.

VARIABLE AND FLOATING RATE DEMAND AND DEMAND MASTER NOTES

Certain Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5- to 20-year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity.

Variable amount demand master notes in which certain Funds may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns) must satisfy the same criteria set forth above for commercial paper. The Subadviser of a Fund will consider the earning power, cash flow, and other liquidity ratios of such notes and will continuously monitor the financial status and ability to make payment on demand. In determining dollar weighted average maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WARRANTS AND RIGHTS

Certain Funds may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

Rights are similar to warrants in they represent the right to buy common shares, however, in contrast, rights have a subscription price lower than the current market of the common stock and a life of two to four weeks.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

Certain Funds may purchase securities on a “when-issued” or “delayed delivery” basis. A Fund will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a “when-issued” or “delayed delivery” basis, it will segregate or “earmark” cash or assets determined to be liquid equal to the amount of the commitment.

Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause such a Fund to miss a price or yield

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considered to be advantageous. If a Fund sells a “when-issued” or “delayed delivery” security before a delivery, any gain would be taxable.

ZERO COUPON AND PAY-IN-KIND SECURITIES

Certain Funds may invest in zero coupon bonds and pay-in-kind securities. Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities, which pay income periodically and in cash. In addition, although a Fund receives no periodic cash payments from such investments, applicable tax rules require a Fund to accrue and pay out its income from such securities annually as income dividends.

INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

The investment objective of any Fund, except the AZL Government Money Market Fund, may be changed by the Board of Trustees without shareholder approval. The investment objective of the AZL Government Money Market Fund may not be changed without a vote of the holders of a majority of the Fund’s outstanding shares. In addition, the following fundamental investment restrictions may be changed with respect to a particular Fund only by the vote of a majority of the outstanding shares of that Fund (as defined under “ADDITIONAL INFORMATION – Vote of a Majority of the Outstanding Shares” in this SAI). All other investment objectives, strategies and limitations described in the Prospectus or this SAI may be changed by the Board of Trustees without shareholder approval. No Fund may:

1.

Act as an underwriter of securities within the meaning of the 1933 Act except insofar as it might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

2.

Invest in commodities, including commodity contracts, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. This restriction shall not prohibit the funds, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

3.	Purchase or sell real estate, except that it may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate (including REITs).
4.

Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

a)

there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

b)	wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;
c)	utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and
d)	personal credit and business credit businesses will be considered separate industries.

NOTE: Any Fund which has a principal investment strategy to invest primarily in securities included in the Fund’s target Index may exceed these industry concentration limits to the extent necessary to approximate the composition of the Fund’s target Index.

5.

Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and securities issued by other investment companies, if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer, except as

37

permitted by Rule 2a-7 under the 1940 Act, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

NOTE: The AZL Russell 1000 Growth Index Fund intends to be diversified in approximately the same proportion as the Russell 1000® Growth Index is diversified. The AZL Russell 1000 Growth Index Fund may become nondiversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Russell 1000® Growth Index. Shareholder approval will not be sought if the AZL Russell 1000 Growth Index Fund crosses from diversified to non-diversified status due solely to a change in its relative market capitalization or index weighting of one or more constituents of the Russell 1000® Growth Index.

6.

Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

7.	Issue senior securities except to the extent permitted under the 1940 Act or any rule, order or interpretation thereunder.
8.

a) Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that a Fund may borrow from banks for temporary or emergency purposes, and then only in amounts up to 30% of its total assets at the time of borrowing, and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund’s total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements at the time of borrowing.

b)	Mortgage, pledge, hypothecate, or remove any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund’s net assets.

As a non-fundamental policy, the following funds have more restrictive limits as follows:
AZL Government Money Market Fund	10% (with respect to 8a only)
AZL Moderate Index Strategy Fund	5%

NOTE: As a non-fundamental policy, which may be changed without the vote of shareholders, no Fund will purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities, which are segregated, held in escrow, or in separate accounts in connection with a Fund’s investment practices described in the Funds’ Prospectus or Statement of Additional Information are not deemed to be pledged for purposes of this limitation.

For purposes of the above investment restrictions, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry. In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.

With respect to investment limitation No. 4(a), above, and as a non-fundamental policy which may be changed without the vote of shareholders, the government obligations on which there is no limitation will not include private activity municipal private debt securities principally backed by the assets and revenues of the non-governmental user of the funds generated by the securities issuance.

NON-FUNDAMENTAL RESTRICTIONS

In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders. No Fund may:

1.

Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund’s investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

2.

Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund’s investment objective and policies, (a) this investment limitation shall not apply to the Fund’s transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) the Funds may engage in short sales against the box.

3.	Purchase securities of companies for the purpose of exercising control.

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4.	Invest in shares of other mutual funds in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This restriction does not apply to the AZL Moderate Index Strategy Fund.

Except for the Funds’ policy on borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

As a non-fundamental policy, each Fund will consider the underlying investments of any underlying investment companies when determining the Fund’s compliance with its concentration policies to the extent that such information is available to the Fund.

PORTFOLIO TURNOVER

The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Securities and Exchange Commission (“SEC”) requires that the calculation exclude all securities whose maturities at the time of acquisition are one year or less. The portfolio turnover rates for the Funds of the Trust may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to a Fund’s shareholders. Portfolio turnover rates are set forth in the Financial Highlights of the Prospectus.

If a particular Fund changes Subadvisers in any given year, the fund may experience a significant variation in the turnover rate due to the replacement of existing holdings by the new Subadviser.

OTHER FUND POLICIES

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures regarding the disclosure of portfolio holdings in order to assist the Funds in preventing the misuse of material nonpublic information and to ensure that shareholders and other interested parties continue to receive portfolio information on a uniform basis. The chief compliance officer of the Trust oversees application of the policies and provides the Board with periodic reports regarding the Funds’ compliance with the policies.

In general, under the Trust’s policies and procedures regarding disclosure of portfolio holdings, no information regarding portfolio holdings may be disclosed to any unaffiliated third party except as follows.Complete portfolio holdings will be included in the Funds’ annual and semi-annual reports. The annual and semi-annual reports are mailed to all shareholders, and are filed with the SEC. The Funds (other than the AZL Government Money Market Fund) file their complete portfolio holdings with the SEC within 60 days after the end of their first and third quarters as an exhibit to Form N-PORT. The AZL Government Money Market Fund files its complete portfolio holdings with the SEC no later than the fifth business day of each month. Copies of the Funds’ annual and semi-annual reports and Forms N-PORT and N-MFP, as applicable are available: 1) free on the EDGAR Database on the SEC’s website at www.sec.gov; or 2) by e-mailing your request to publicinfo@sec.gov.

Approximately 21 to 45 days after the end of each quarter, the Funds’ distributor posts on the Funds’ website (www.allianzlife.com) and publishes a fact sheet on each of the Funds which lists the Fund’s top holdings (generally, the top 10 to 15 holdings) at quarter-end. On or before the fifth business day of each month, a schedule of investments for the AZL Government Money Market Fund, as of the last business day of the prior month, will be posted on the Funds’ website in accordance with Rule 2a-7. Information concerning the Funds’ portfolio holdings that is more current than that in reports or other filings filed electronically with the SEC may be disclosed in certain printed materials, provided that the information is posted on the Funds’ website one day prior to the use of such printed materials.

The Funds may disclose their portfolio holdings to mutual fund databases and rating services (such as Refinitiv and Morningstar) on a quarterly basis, but no sooner than 30 days after the end of the relevant quarter. The disclosure of portfolio holdings to databases and rating services is generally made for the purpose of obtaining ratings for the Funds and making available to the public the same portfolio holdings information as they typically provide for other rated mutual funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or provisions limiting the use of such information to the approved purposes.

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The Funds may disclose their portfolio holdings to broker-dealers or other financial intermediaries (such as banks) that sell the Contracts on a quarterly basis, but no sooner than 30 days after the end of the relevant quarter. Such disclosure of portfolio holdings is generally made for the purpose of allowing the broker-dealer or other financial intermediary to consider the asset allocation of the Funds for categorization, suitability and other legitimate business purposes. Any disclosure to broker-dealers or other financial intermediaries shall be made subject to a confidentiality agreement or provisions limiting the use of such information to the approved purposes.

In order to assure that any disclosure of portfolio holdings is in the best interests of shareholders, and to prevent any conflicts of interest between the Funds’ shareholders, investment adviser, principal underwriter, or any affiliated person of the Funds, the Funds’ policies regarding the disclosure of portfolio holdings include the provision that the Funds’ investment adviser (Allianz Investment Management LLC), Subadvisers, and affiliates have access to portfolio composition and performance on a real-time basis, but only for legitimate business purposes. Any recipient of such information is subject to a duty of confidentiality, including a duty not to trade on the non-public information. Portfolio holdings also may be provided to the Participating Insurance Companies, or to their parent companies, affiliates or service providers, on a quarterly, monthly or more frequent basis, for purposes of financial reporting, risk management, regulatory compliance, or for other legitimate business purposes.

The Funds’ administrator, fund accountant, transfer agent, Custodian, proxy voting service, and certain consultants and providers of software used to analyze portfolio performance may be given access to portfolio information, on a current basis, in connection with services provided by them. All of these latter entities are subject to confidentiality and non-use agreements and may not disclose (or use information on) portfolio holdings without the express written approval of the Chief Compliance Officer of the Trust. The Fund’s independent registered public accountant, PricewaterhouseCoopers LLP, also has access from time to time to a Fund’s portfolio holdings in connection with performing the audit and related functions. In addition, the President of the Trust, in consultation with the Chief Compliance Officer of the Trust, may authorize the release of information regarding portfolio holdings upon a determination that such release is in the best interests of the shareholders of the relevant Fund or Funds.

Set forth below is a list of those parties with whom the Funds have authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed.

Recipient (holdings)	Frequency	Delay before dissemination
The Bank of New York Mellon (Fund Custodian)	Daily	No delay
Bloomberg	Daily	1 Day
Broadridge Investor Communications Solutions, Inc. (proxy voting services)	As necessary	No delay
Citi Fund Services Ohio, Inc. (Fund Accountant and Administrator)	Daily	No delay
Factset	Daily	1 Day
Glass Lewis & Co., LLC (proxy voting services)	Weekly	No delay
Institutional Shareholder Services (proxy voting services)	Daily	1 Day
Morningstar Inc.	Quarterly	31 Calendar days after quarter end
MSCI, Inc.	Daily	Next Calendar Day
Refinitiv	Quarterly	31 Calendar days after quarter end
State Street Bank and Trust Company (State Street)	Daily	No delay

No compensation or any other consideration is received by the Funds, the Manager, or any other party in connection with disclosure of portfolio holdings.

There is no assurance that the Funds’ policies on holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The shares of the Trust’s Funds are sold on a continuous basis by the Trust’s distributor, Allianz Life Financial Services, LLC (the “Distributor” or “ALFS”), an affiliate of the Manager, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders.

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NET ASSET VALUE

As indicated in the Prospectus, the net asset value of each class of each Fund is determined and the shares of each Fund are priced as of the valuation times defined in the Prospectus (see “Shareholder Information – Pricing of Fund Shares”) on each Business Day of the Trust. A “Business Day” is a day on which the New York Stock Exchange (the “NYSE”) is open for trading. Currently, the NYSE will not be open in observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

VALUATION OF THE GOVERNMENT MONEY MARKET FUND

The AZL Government Money Market Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in the AZL Government Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

Pursuant to Rule 2a-7, the AZL Government Money Market Fund will maintain a dollar weighted average maturity appropriate to the Fund’s objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 calendar days (thirteen months) from the date of purchase. The AZL Government Money Market Fund must maintain an average weighted maturity of 60 calendar days or less and a weighted average life of 120 calendar days or less (determined without reference to exception in Rule 2a-7 regarding interest rate readjustments).

The AZL Government Money Market Fund may not acquire any security other than a “daily liquid asset” if, immediately after the acquisition, the Fund would have invested less than 10% of its total assets in daily liquid assets. The AZL Government Money Market Fund may not acquire any security other than a “weekly liquid asset” if, immediately after the acquisition, the Fund would have invested less than 30% of its total assets in weekly liquid assets. Daily liquid assets are limited to cash, direct obligations of the U.S. Government, and other securities payable within one business day. Weekly liquid assets are limited to cash, direct obligations of the U.S. Government, direct discount obligations of federal government agencies and government-sponsored enterprises with a remaining maturity date of 60 days or less from the date of purchase, and other securities payable within five business days. In addition, the AZL Government Money Market Fund is required to hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions. This general liquidity obligation may require the AZL Government Money Market Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements described above.

The AZL Government Money Market Fund’s board of trustees has also adopted procedures reasonably designed, taking into account current market conditions and the investment objective of the Fund, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include periodic review by the trustees of the amount of the deviation, if any, of the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 0.5%, Rule 2a-7 requires that the board of trustees promptly consider what action, if any, should be initiated. If the trustees believe that the extent of any deviation from the AZL Government Money Market Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar weighted average maturity, withholding or reducing dividends, reducing the number of the Fund’s outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.In the event of a negative interest rate environment, the net income of the AZL Government Money Market Fund may fall below zero (i.e., become negative). If this occurs, the trustees may consider enacting certain measures to seek to maintain a stable NAV per share at $1.00, such as the implementation of “reverse distributions,” subject to applicable law and the provisions of the Fund’s organizational documents. “Reverse distributions” seek to offset the impact of the negative income on the Fund’s NAV per share by reducing the number of shares outstanding on a pro rata basis from each shareholder in order to maintain a stable NAV per share at $1.00. This would result in

41

shareholders holding fewer shares of the Fund and/or experiencing a loss in the aggregate value of their investment in the Fund. There is no assurance such measures will result in a stable NAV per share of $1.00.

The Board may, in its discretion, permanently suspend redemptions and liquidate if, among other things, the AZL Government Money Market Fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets; or if the Fund’s price per share as computed for the purpose of distribution, redemption, and repurchase, rounded to the nearest 1%, has deviated from its stable price per share, or if the board of trustees, including a majority of independent trustees, determines that such deviation is likely to occur.

VALUATION OF THE NON-MONEY MARKET FUNDS

The price of each Fund share is based on its net asset value (“NAV”). The NAV is the current value of a share in a mutual fund. It is the Fund’s assets minus liabilities divided by the number of outstanding shares. The NAV for each Fund is determined at the close of regular trading on the New York Stock Exchange (the “NYSE”), normally at 4:00 p.m. Eastern Time, on days the NYSE is open.

Portfolio securities held by the Funds the principal market for which is a securities exchange, will be valued at the closing sales price on that exchange on the day of computation or, if there have been no sales during such day, at the latest bid quotation. Portfolio securities held by the Funds, the principal market for which is not a securities exchange, will be valued at their latest bid quotation in such principal market. In either case, if no such bid price is available then such securities will be valued in good faith at their respective fair market values using methods by or under the supervision of the Board of Trustees. Portfolio securities of sufficient credit quality with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.

Options purchased and held by the Funds generally are valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, as of the close of the NYSE. The close of trading for some options exchanges may occur later than the closing of the NYSE. If market quotations are not available, the value of an option may be priced at fair value as determined in good faith by pursuant to fair valuation procedures approved by Board Trustees.

Portfolio securities held by the Funds that are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day; however securities that are traded on NASDAQ are valued at the official closing price reported by NASDAQ. Notwithstanding the above, bonds and other fixed-income securities are valued by using current market prices and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

All other assets and securities, including securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith pursuant to fair valuation procedures approved by the Board of Trustees.

REDEMPTION IN KIND

Although the Funds intend to pay share redemptions in cash, the Funds reserve the right to make payment in whole or in part in securities rather than cash, known as “redemption in kind.” This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than $250,000 or 1% of a Fund’s net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to the accumulation unit value allocated under your variable contract to the subaccount that invests in the Fund. When these securities are converted to cash, the associated brokerage charges will be deducted from the assets of the subaccount. Any securities redeemed in kind will remain subject to market risk until sold.

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MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (the “FOF Trust”) and the AIM ETF Products Trust (the “ETF Trust”); (together, the Trust, the FOF Trust and the ETF Trust are the “AIM Complex”). The Trustees elect the officers of the Trust to supervise its day-to-day operations. Subject to the provisions of the Declaration of Trust, the Board of Trustees manages the business of the Trust and the Trustees have all powers necessary or convenient to carry out this responsibility including the power to engage in transactions of all kinds on behalf of the Trust. The Board of Trustees is responsible for oversight of the officers and may elect and remove, with or without cause, such officers as they consider appropriate.

The Chair of the Board of Trustees is Brian Muench who is an “interested person” of the Trust, as defined under the 1940 Act, by virtue of his employment with Allianz Life Insurance Company of North America (“Allianz Life”) and the Manager. The Trust has a Lead Independent (non-“interested”) Trustee, who is Peggy Ettestad. The Lead Independent Trustee position was established to enable the independent members of the Board of Trustees to have a single point of contact with Fund management and the Manager, to coordinate the independent trustees’ control and influence over Fund governance. The Lead Independent Trustee is a member of the Board, who plays an active role in setting agendas, facilitating discussions, and serving as an interface between the Board and Fund management. The Lead Independent Trustee’s responsibilities include (i) serving as leader of the independent trustees (keeping members focused on the objectives at hand, helping to shape meeting agendas, leading discussions, serving as spokesperson for the independent trustees, overseeing the quality, quantity, and timeliness of information received from Fund management, and seeking to improve the governance process); (ii) communicating regularly with other members of the Board of Trustees and with the Chair; and (iii) conducting evaluations of the members of the Board of Trustees. The independent trustees believe that they have adequate control and influence over the governance of the Board and the Trust.

The Board of Trustees presently is composed of seven members, six of whom are independent. A consultant to the Board also attends meetings of the Board and its standing committees but is not entitled to vote at such meetings. As described further below, each of the independent trustees is sophisticated and experienced in business matters. Each has prior senior management or board experience. Many of the independent trustees have significant prior experience in the financial services industry. Four of the independent trustees have served on the Board of Trustees for at least thirteen years.

As reflected below, the chairs and membership of the Audit, Investment and Nominating and Corporate Governance Committees are composed entirely of independent trustees. Through these committees, the independent trustees have direct oversight of accounting, auditing and financial matters affecting the Trust, the evaluation and supervision of the Trust’s Manager and Subadvisers and the selection and nomination of candidates to the Board of Trustees.

The independent trustees, through the Lead Independent Trustee, regularly communicate with the President and Chair of the Trust, regarding matters of interest or concern to them, and the independent trustees, through the Lead Independent Trustee, participate in developing agenda items for Board meetings. Under normal circumstances, the Board of Trustees meets at least quarterly, and at other times as needed. At each quarterly meeting, and at other times as needed, the Board holds one or more executive sessions at which the independent trustees are free to discuss any matter of interest or concern to them and obtain information directly from officers, employees and other agents of the Trust; the independent trustees are joined and assisted in such executive sessions by independent legal counsel to the independent trustees.

The Board of Trustees is actively involved in the risk oversight of the Trust. The Board, as a whole and through its Audit and Investment Committees, supervises the Trust’s accounting and audit functions, as well as other financial matters affecting the Trust, and evaluates and supervises the Trust’s Manager and Subadvisers. The Board of Trustees regularly receives detailed reports from, and then has opportunity to question representatives of, the Trust’s Chief Compliance Officer, the Trust’s independent audit firm, and the Trust’s administrator. The Chief Compliance Officer’s reports include a quarterly risk assessment outlining all identified compliance risks, all identified exceptions and their resolution. The Board of Trustees also periodically receives reports from various Subadvisers.

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The Board of Trustees has established certain standing committees to assist in the oversight of the Trust.

•

The Audit Committee, made up of Mr. Burnim, Ms. Ettestad, Ms. Fagely, Mr. Forde, Ms. Leonardi, and Mr. Lewis, met two times during the last fiscal year. Ms. Fagely serves as chair of the Audit Committee. The functions of the Audit Committee include advising the full Board of Trustees with respect to accounting, auditing and financial matters affecting the Trust.

•

The Investment Committee, made up of Mr. Burnim, Ms. Ettestad, Ms. Fagely, Mr. Forde, Ms. Leonardi, and Mr. Lewis, met four times during the last fiscal year. Mr. Burnim and Mr. Forde serve as co-chairs of the Investment Committee. The functions of the Investment Committee include evaluating and supervising the Manager and Subadvisers to the various investment portfolios of the Trust.

•

The Nominating and Corporate Governance Committee, made up of Mr. Burnim, Ms. Ettestad, Ms. Fagely, Mr. Forde, Ms. Leonardi, and Mr. Lewis, met two times during the last fiscal year. Mr. Lewis serves as chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee advises the Board of Trustees with respect to the selection and nomination of candidates for election to the Board of Trustees. The Nominating and Corporate Governance Committee does not consider nominees recommended by shareholders of the Trust. The Board believes this policy to be appropriate since the Nominating and Corporate Governance Committee has been able to identify, and expects to continue to be able to identify, an ample number of qualified Board candidates through a robust selection process. Additionally, with respect to the Board’s responsibilities under Rule 38a-1 regarding the Chief Compliance Officer (“CCO”) of the Trust, the chair of the Nominating and Corporate Governance Committee consults with the CCO on several issues, including but not limited to (i) the annual assessment of the adequacy of compliance policies and procedures and any proposed revisions or additions to such policies and procedures and (ii) material compliance matters (as defined in Rule 38a-1), if any, that the CCO should report to the Board before their next regular meeting.

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently seven Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, years of birth, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Name, Address, and Birth Year	Positions Held with the Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years
INDEPENDENT TRUSTEES(1)
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics (a company focused on predictive analytics, artificial intelligence in insurance underwriting and cyber risk) and subsidiaries, 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	40	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	40	None
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	40	Diamond Hill Funds (12 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to October 2019	40	Connecticut Water Service, Inc.

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Name, Address, and Birth Year	Positions Held with the Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years
Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Consultant to the Independent Trustees(4)	Since 02/20	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	40	Esoterica Thematic Trust (2019 - 2020)
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc., (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	40	None
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of yearbooks and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	40	None
INTERESTED TRUSTEE(5)
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	40	None

(1) Each of the Independent Trustees is a member of the Audit Committee.

(2) Indefinite.

(3) Each of the Trustees also serves as a trustee for the FOF Trust and the ETF Trust; Mr. Gee serves as trustee for the ETF Trust.

(4) Mr. Gee was appointed consultant to the Independent Trustees effective February, 2020. Mr. Gee attends meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and is not entitled to vote.

(5) Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

The following briefly describes specific experiences, qualifications, attributes or skills each trustee brings to his or her service on the Board of Trustees of the Trust:

Mr. Burnim – Brings to the Board of Trustees over 45 years of experience in management and director positions in the financial services industry. Mr. Burnim’s management experience includes over 25 years in various senior management positions for Citibank/Citicorp’s Corporate, Private and Investment banking sectors and extensive experience as Managing Director or Executive Vice President at various privately owned investment firms. Mr. Burnim also has substantial prior board experience, including service on the boards of The Bank of Bermuda and various hedge funds and insurance companies, as well as various nonprofits. Mr. Burnim offers the Board of Trustees his considerable knowledge of the securities, banking and insurance industries in which the Trust functions and in Board governance matters.

Ms. Ettestad – Brings to the Board over 25 years of senior management experience, including over ten years of experience in senior management positions specifically at mutual fund, annuities, insurance, and other financial service firms. Her consulting experience includes work as interim “C suite” positions and Finance and I/T organizational redesign. Ms. Ettestad’s subject matter expertise includes creation and analysis of financial systems and design and implementation of compliance and control processes, both directly applicable to the Board’s supervision of the Trust’s finance, operations, and compliance functions.

Ms. Fagely – Brings to the Board of Trustees extensive experience with mutual fund management and governance. She has over 20 years of senior management experience with various mutual fund and financial services firms, as well as prior experience serving as a member of the board of trustees and the audit committee chair for the Diamond Hill Funds, another mutual fund complex. This experience is directly applicable to the Board’s supervision of the Trust’s finance, operational and audit functions.

Mr. Forde – Brings to the Board of Trustees over 30 years of experience in the investment department of CIGNA (and its predecessors), including eight years as Chief Investment Officer and many prior years as senior managing director. Mr. Forde also has board experience with Connecticut Water Service, Inc. Mr. Forde therefore brings to

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the Board considerable experience with the securities industry, considerable knowledge of investments, and experience in board governance matters.

Mr. Gee – Brings to the Board extensive experience with mutual fund management and governance. He has 15 years of senior management experience with BlackRock, Inc., as Managing Director and as Treasurer and Chief Financial Officer for the U.S. iShares funds. This experience is directly applicable to the Board’s supervision of the Trust’s finance, operational and audit functions.

Ms. Leonardi – Brings to the Board of Trustees more than 30 years of senior management experience, including approximately 20 years of experience as senior vice president, managing director or general partner of two private equity fund-of-funds managers and experience launching a new insurance subsidiary of Phoenix Home Life Mutual Insurance Co. Ms. Leonardi has substantial prior board experience, including service on the boards of the University of Connecticut Health Center (14 years), the University of Connecticut (10 years) and the Connecticut Children’s Medical Center (3 years). Ms. Leonardi therefore brings considerable knowledge of the securities and insurance industries in which the Trust functions and in Board governance matters.

Mr. Lewis – Brings to the Board of Trustees over 40 years of management experience at various companies, including nearly 10 years in senior management positions at Fortis Financial Group and IDS Financial Services, Inc. Mr. Lewis brings to the Board of Trustees considerable experience in a variety of business functions, including sales and marketing, strategic planning, new product development and financial management. Mr. Lewis also has significant prior board experience with for profit and nonprofit organizations, including nearly 24 years on the Orono, Minnesota Board of Education. Mr. Lewis therefore also brings considerable knowledge of Board governance matters.

Mr. Muench – As President, is responsible for the day-to-day functions of the investment advisor, including management of the investment research process and the investment analytical group which monitors and makes recommendations regarding the retention of existing Subadvisers and addition of new Subadvisers within the investment option line-up. Mr. Muench brings to the Board of Trustees not only his expertise in investment management, but also his day-to-day working knowledge of the strategic direction of the Trust and the performance of the various funds of the Trust.

OFFICERS
Name, Address, and Birth Year	Positions Held with the Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Associate General Counsel, Senior Counsel, Allianz Life, 2008 to present.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(1) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP FOF Trust, 2014 to present, and AIM ETF Products Trust, 2020 to present
Darin Egbert (1975) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 02/16	Vice President, Allianz Investment Management LLC, 2020 to present; previously, Assistant Vice President, Allianz Investment Management LLC, 2015 to 2020
Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present

(1)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

(2)	Indefinite.

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The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2020.

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the AIM Complex
Peter R. Burnim 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Peggy L. Ettestad 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Tamara Lynn Fagely 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Richard H. Forde 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Jack Gee 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Claire R. Leonardi 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Dickson W. Lewis 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Brian Muench 5701 Golden Hills Drive Minneapolis, MN 55416	None	None

The following table sets forth total compensation paid to Trustees for the fiscal year ended December 31, 2020. Except as disclosed below, no executive officer or person affiliated with the Trust, other than the Trustees, received compensation from any Fund for the fiscal year ended December 31, 2020, in excess of $60,000. Trustees who are

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affiliated with the Funds’ Distributor or the Manager do not receive compensation from the Trust but all Trustees are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

COMPENSATION TABLE 1/1/2020 THROUGH 12/31/2020

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the AIM Complex
NON-INTERESTED TRUSTEES
Peter R. Burnim	$110,965	$-	N/A	$200,000
Peggy L. Ettestad	$138,703	$-	N/A	$250,000
Tamara Lynn Fagely	$116,580	$-	N/A	$210,000
Richard H. Forde	$110,963	$-	N/A	$200,000
Jack Gee	$111,029	$-	N/A	$200,000
Claire R. Leonardi	$110,963	$-	N/A	$200,000
Dickson W. Lewis	$116,580	$-	N/A	$210,000
INTERESTED TRUSTEES
Brian Muench	$-	$-	N/A	$-

TRUSTEE HOLDINGS

As of March 31, 2021, the Trustees and Officers of the Trust, individually and as a group, owned none of the shares of any Fund of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2021, the following persons were known by the Trust to own beneficially, 5% or more shares of the Funds:

Fund/Shareholder	Percent of the Class Total Assets Held by Allianz Life *	Percent of the Class Total Assets Held by Allianz Life Insurance Company of New York**	Percent of the Class Total Assets Held by the FOF Trust	Percent of the Class Total Assets Held by Moderate Index Strategy Fund
AZL DFA Five-Year Global Fixed Income Fund			96.40%
AZL DFA International Core Equity Fund			100.00%

AZL DFA U.S. Core Equity Fund			100.00%
AZL DFA U.S. Small Cap Fund			100.00%

AZL Enhanced Bond Index Fund			87.48%	11.07%

AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	51.58%		43.79%
AZL Fidelity Institutional Asset Management® Total Bond Fund (Class 1)	92.39%	7.61%
AZL Fidelity Institutional Asset Management® Total Bond Fund (Class 2)	36.00%		59.57%
AZL Gateway Fund	49.22%	5.69%	48.09%
AZL Government Money Market Fund	91.82%	8.18%
AZL International Index Fund (Class 1)	94.67%	5.33%
AZL International Index Fund (Class 2)	27.37%		64.87%	6.40%

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AZL MetWest Total Return Bond Fund	11.09%		87.87%

AZL Mid Cap Index Fund (Class 1)	95.22%

AZL Mid Cap Index Fund (Class 2)	40.57%%		51.61%	5.47%

AZL Moderate Index Strategy Fund	94.30%	5.70%

AZL MSCI Emerging Markets Equity Index Fund (Class 1)	96.22%

AZL MSCI Emerging Markets Equity Index Fund (Class 2)	40.80%		57.40%
AZL MSCI Global Equity Index Fund			98.42%
AZL Russell 1000 Growth Index Fund (Class 1)	93.90%	6.10%
AZL Russell 1000 Growth Index Fund (Class 2)	64.69%		32.64%
AZL Russell 1000 Value Index Fund (Class 1)	91.74%	8.26%
AZL Russell 1000 Value Index Fund (Class 2)	53.80%		44.13%
AZL S&P 500 Index Fund (Class 1)	97.02%

AZL S&P 500 Index Fund (Class 2)	30.23%		61.13%	7.13%
AZL Small Cap Stock Index Fund (Class 1)	98.36%
AZL Small Cap Stock Index Fund (Class 2)	60.47%		33.70%
AZL T. Rowe Price Capital Appreciation Fund	45.68%		52.53%

*	Allianz Life (Allianz Life Variable Account B), 5701 Golden Hills Drive, Minneapolis, MN 55416
**	Allianz Life Insurance Company of New York (Allianz Life of NY Variable Account C), One Chase Manhattan Plaza, 37th Floor, New York, NY 10005-1423

The Manager may be presumed to control both the Trust and each of the Funds because it and its affiliates possess or share investment or voting power with respect to more than 25% of the total shares outstanding of the Trust and the Funds. All of the outstanding shares of the Funds are owned, directly or indirectly, by Allianz Life Variable Account A, Allianz Life Variable Account B, and Allianz Life of NY Variable Account C (the “Separate Accounts”) or otherwise by Allianz Life or Allianz Life Insurance Company of New York. As a result, the Manager may have the ability to elect the Trustees, approve the investment management agreement and the distribution agreement for each of the Funds and to control any other matters submitted to the shareholders of the Funds for their approval or ratification, subject to any pass-through voting rights of owners of variable insurance Contracts with an investment in a Fund.

THE MANAGER

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by the Manager. The Manager manages each Fund pursuant to an Investment Management Agreement (the “Management Agreement”) with the Trust in respect of each such Fund, and subject to the investment policies described herein and in the Prospectus for the Funds.

The Manager is a registered investment adviser and a Minnesota limited liability company located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life is the sole owner of the Manager.

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For the services provided and the expenses assumed pursuant to the Management Agreement each of the Trust’s Funds pays a fee, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Fund according to the following schedule:

Name of Fund	Gross Management Fee
AZL DFA Five-Year Global Fixed Income Fund	0.60%
AZL DFA International Core Equity Fund	0.95%
AZL DFA U.S. Core Equity Fund	0.80%
AZL DFA U.S. Small Cap Fund	0.85%
AZL Enhanced Bond Index Fund	0.35%
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	0.70%
AZL Fidelity Institutional Asset Management® Total Bond Fund	0.50%
AZL Gateway Fund	0.80%
AZL Government Money Market Fund	0.35%
AZL International Index Fund	0.35%
AZL MetWest Total Return Bond Fund	0.60%
AZL Mid Cap Index Fund	0.25%
AZL Moderate Index Strategy Fund	0.40%
AZL MSCI Emerging Markets Equity Index Fund	0.85%
AZL MSCI Global Equity Index Fund	0.70%
AZL Russell 1000 Growth Index Fund	0.44%
AZL Russell 1000 Value Index Fund	0.44%
AZL S&P 500 Index Fund	0.17%
AZL Small Cap Stock Index Fund	0.26%
AZL T. Rowe Price Capital Appreciation Fund	0.75%

The management fees are computed and paid at the Fund level, with each class, if applicable, bearing its pro-rata portion of the expenses based upon relative net assets. For each Fund with a Subadviser, the Manager pays the Subadviser’s compensation out of the gross management fee the Manager receives from the Fund.

The Manager and the Funds listed below have entered into a written agreement whereby the Manager has contractually agreed to reduce the Funds’ management fees to the rates shown below. These rates may not be increased and the reductions may not be terminated prior to April 30, 2022.

Name of Fund	Management Fee
AZL DFA Five-Year Global Fixed Income Fund	0.50% on all assets
AZL DFA International Core Equity Fund	0.75% on all assets
AZL DFA U.S. Core Equity Fund	0.54% on all assets
AZL DFA U.S. Small Cap Fund	0.70% on all assets
AZL Government Money Market Fund	0.34% on all assets
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	0.45% on all assets
AZL MetWest Total Return Bond Fund	0.50% on all assets
AZL Moderate Index Strategy Fund	0.05% on all assets
AZL MSCI Emerging Markets Equity Index Fund	0.45% on all assets
AZL MSCI Global Equity Index Fund	0.31% on all assets
AZL Russell 1000 Growth Index Fund	0.35% on all assets
AZL Russell 1000 Value Index Fund	0.35% on all assets
AZL T. Rowe Price Capital Appreciation Fund	0.70% on all assets

The Manager may periodically elect to voluntarily reduce all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends.

The Manager separately has entered into an expense limitation agreement with certain of the Funds (each, an “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreements, the Manager has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Fund to the limits described below. The operating expenses covered by the Expense Limitation Agreement include fees deducted from Fund assets such as audit fees and payments to independent trustees but does not include the operating expenses of other investment companies in which the Funds may invest (“acquired fund fees and expenses”). Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

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The Manager may request and receive reimbursement from the Funds (“recoupment”) for expenses previously paid by the Manager under the Expense Limitation Agreement, which may include waived management fees, provided that such reimbursement will not cause the Fund to exceed any limits in effect (i) at the time of the original waiver and (ii) at the time of such reimbursement. The Fund’s ability to reimburse the Manager in this manner only applies to expenses paid by the Manager within the three fiscal years prior to the date of such reimbursement. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Manager is not permitted.

The Manager has also contractually agreed to pay certain fund expenses, which may include waiving management fees, through April 30, 2022, in order to limit annual fund operating expenses for certain of the Funds of the Trust as follows:

	Expense Limitation for Fund
Name of Fund	Class 1	Class 2
AZL DFA Five-Year Global Fixed Income Fund	N/A	0.95%
AZL DFA International Core Equity Fund	N/A	1.39%
AZL DFA U.S. Core Equity Fund	N/A	1.20%
AZL DFA U.S. Small Cap Fund	N/A	1.35%
AZL Enhanced Bond Index Fund	N/A	0.70%
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	0.46%	0.71%
AZL Fidelity Institutional Asset Management® Total Bond Fund	0.70%	0.95%
AZL Gateway Fund	N/A	1.25%
AZL Government Money Market Fund	N/A	0.87%
AZL International Index Fund	0.52%	0.77%
AZL MetWest Total Return Bond Fund	N/A	0.91%
AZL Mid Cap Index Fund	0.46%	0.71%
AZL Moderate Index Strategy Fund	0.20%	N/A
AZL MSCI Emerging Markets Equity Index Fund	0.85%	1.10%
AZL MSCI Global Equity Index Fund	0.55%	0.80%
AZL Russell 1000 Growth Index Fund	0.59%	0.84%
AZL Russell 1000 Value Index Fund	0.59%	0.84%
AZL S&P 500 Index Fund	0.46%	0.71%
AZL Small Cap Stock Index Fund	0.46%	0.71%
AZL T. Rowe Price Capital Appreciation Fund	N/A	1.20%

Pursuant to the Management Agreement, the Funds will pay all expenses not assumed by the Manager. Among other expenses, each Fund pays its taxes (if any), brokerage commissions on portfolio transactions, interest, the cost of transfer and dividend disbursement, administration of shareholder accounts, custodial fees, expenses of registering and qualifying shares for sale after the initial registration, auditing and legal expenses, fees and expenses of unaffiliated trustees, and costs of shareholder meetings.

Unless sooner terminated, the Management Agreement continues in effect as to a particular Fund for an initial period of two years and thereafter for successive one-year periods if such continuance is approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund and (ii) by vote of a majority of the Trustees who are not parties to the Management Agreement, or interested persons (as defined in the 1940 Act) of any such party, cast at a meeting called for such purpose. The Management Agreement is terminable as to a particular Fund at any time on 60 days’ prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of that Fund, or by the Manager as applicable. The Management Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Management Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss suffered by a Fund resulting from a breach of fiduciary duty with respect to its receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager as applicable in the performance of its duties, or from reckless disregard of its duties and obligations thereunder. The Funds’ management fees for the last 3 fiscal years that were earned, recouped, and waived were as follows:

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	Period Ended December 31, 2020			Period Ended December 31, 2019			Period Ended December 31, 2018
Fund	Management Fees Earned	Recoupment	Management Fees Waived	Management Fees Earned	Recoupment	Management Fees Waived	Management Fees Earned	Recoupment	Management Fees Waived

AZL DFA Five-Year Global Fixed Income Fund	$2,374,448	-	395,737	$2,683,087	-	447,176	2,955,130	-	492,516
AZL DFA International Core Equity Fund	2,348,346	-	494,390	2,579,467	-	543,050	2,296,620	-	483,503
AZL DFA U.S. Core Equity Fund	3,595,664	-	1,168,588	3,963,770	-	1,288,228	4,395,698	-	1,428,605
AZL DFA U.S. Small Cap Fund	1,306,427	-	230,549	1,409,816	-	248,791	1,574,685	-	277,886
AZL Enhanced Bond Index Fund	7,209,737	-	-	7,193,474	-	-	7,008,893	-	-
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	3,716,332	-	1,680,888	3,901,045	-	1,721,265	4,141,072	-	1,766,252
AZL Fidelity Institutional Asset Management® Total Bond Fund	2,286,995	-	-	2,521,423	-	-	2,714,180	-	-
AZL Gateway Fund	1,116,223	-	-	1,217,802	-	-	1,341,850	-	-
AZL Government Money Market Fund*	1,786,868	-	1,550,195	1,564,615	1,034,304	44,709	1,606,541	1,044,807	3,802
AZL International Index Fund	5,165,814	-	-	5,769,442	-	-	6,352,023	-	-
AZL MetWest Total Return Bond Fund	1,760,905	-	293,481	1,941,573	-	323,592	2,081,125	-	187,219
AZL Mid Cap Index Fund	2,529,045	-	-	2,946,101	-	-	3,120,034	-	-
AZL Moderate Index Strategy Fund	2,286,222	-	2,000,429	2,447,307	-	2,141,386	2,744,376	-	2,401,320
AZL MSCI Emerging Markets Equity Index Fund	2,231,494	-	1,050,121	2,510,676	-	1,181,493	2,814,169	-	1,324,313
AZL MSCI Global Equity Index Fund	2,131,851	-	1,187,741	1,063,884	-	592,733	1,036,564	-	577,512
AZL Russell 1000 Growth Index Fund	4,141,461	-	847,108	3,983,622	-	747,161	4,425,716	-	711,316
AZL Russell 1000 Value Index Fund	3,702,551	-	757,332	4,118,839	-	772,498	4,666,758	-	750,120
AZL S&P 500 Index Fund	4,351,965	-	-	4,568,807	-	-	4,740,985	-	-
AZL Small Cap Stock Index Fund	1,833,199	-	-	2,145,408	-	-	2,376,720	-	-
AZL T. Rowe Price Capital Appreciation Fund	9,035,211	-	602,339	8,998,282	-	599,903	8,616,481	-	574,449

*     For the last three fiscal years, the amounts of Management Fee Waived do not reflect the following amounts reimbursed to the Fund: For the period ended December 31, 2020 - $236,673; for the period ended December 31, 2019 - $1,519,906; and for the period ended December 31, 2018- $0.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Operations as “Administrative and compliance service fees” in the Funds’ annual and semiannual reports.

THE SUBADVISERS

The Manager has entered into agreements (the “Subadvisory Agreements”) with various Subadvisers with respect to each Fund managed by the Manager.

Subadvisers are selected through a rigorous portfolio manager selection process which includes researching each potential Subadviser’s asset class, track record, organizational structure, management team, compliance philosophy and operational structure, consistency of performance, and assets under management. The Manager chooses a small group of potential Subadvisers it considers to be most qualified based on its evaluation, including a quantitative and qualitative analysis. Out of the small group of potential Subadvisers, the Manager then selects the firm it determines

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to be the most qualified. The Manager’s selection is then subject to approval by the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust.

Each Subadviser’s performance on behalf of a Fund is monitored by the Manager, taking into consideration investment objectives and policies and level of risk. The Manager brings comprehensive monitoring and control to the investment management process.

The Trust and the Manager were issued an exemptive order from the Securities and Exchange Commission in September 2002 which permits the Funds to obtain the services of one or more Subadvisers without investor or shareholder approval. The exemptive order also permits the terms of Subadvisory Agreements to be changed and the employment of Subadvisers to be continued after events that would otherwise cause an automatic termination of a Subadvisory Agreement, in each case without shareholder approval if those changes or continuation are approved by the Trust’s Board of Trustees. If a Subadviser were added or changed without shareholder approval, the Prospectus would be revised and shareholders notified.

Highly disciplined manager evaluation on both a quantitative and qualitative basis is an ongoing process. The Manager’s investment committee gathers and analyzes performance data. Performance attribution, risk/return ratios and purchase/sale assessments are prepared monthly and, each quarter, a more comprehensive review is completed which consists of Subadviser visits, fundamental analysis and statistical analysis. Extensive quarterly analysis is conducted to ensure that the Fund is being managed in line with the stated objectives. Semiannually, the investment committee reviews the back-up Subadviser selection, regression analysis and universe comparisons. In addition to ongoing compliance monitoring, the Manager’s compliance team performs quarterly compliance reviews and a more extensive annual compliance examination, including, generally, an on-site compliance visit. A number of “red flags” signal a more extensive and frequent manager review. These red flags consist of returns inconsistent with the investment objective, changes in leadership, ownership or portfolio managers, large changes in assets under management, changes to or deficiencies in compliance policies, practices or procedures, and changes in philosophy or discipline. The immediate response to any red flag is to assess the potential impact on the Subadviser’s ability to meet investment objectives. The Manager monitors “back-up” Subadvisers for each investment class so that, should a Subadviser change be warranted, the transition can be effected on a timely basis.

Under the Subadvisory Agreements, each Subadviser agrees to assume the obligations of the Manager to provide day-to-day investment decisions and other advisory services for a specific Fund or a portion of the assets of a specific Fund, as allocated by the Manager, if there is more than one Subadviser.

The following table shows each Fund, its Subadviser and the rate paid by the Manager based on average daily net assets of each Fund for such subadvisory services during the last fiscal period ended December 31, 2020.

Fund	Subadviser	Subadvisory Fee*

AZL DFA Five-Year Global Fixed Income Fund	Dimensional Fund Advisors LP	0.16%
AZL DFA International Core Equity Fund	Dimensional Fund Advisors LP	0.23%
AZL DFA U.S. Small Cap Fund	Dimensional Fund Advisors LP	0.33%
AZL DFA U.S. Core Equity Fund	Dimensional Fund Advisors LP	0.12%
AZL Enhanced Bond Index Fund	BlackRock Financial Management, Inc.	0.06%
AZL Fidelity Institutional Asset Management® Multi-StrategyFund	FIAM LLC	0.17%
AZL Fidelity Institutional Asset Management® Total Bond Fund	FIAM LLC	0.20%
AZL Gateway Fund	Gateway Investment Advisers, LLC	0.40%
AZL Government Money Market Fund	BlackRock Advisors, LLC	0.06%
AZL International Index Fund	BlackRock Investment Management, LLC	0.04%
AZL MetWest Total Return Bond Fund	Metropolitan West Asset Management, LLC	0.18%
AZL Mid Cap Index Fund	BlackRock Investment Management, LLC	0.02%
AZL MSCI Emerging Markets Equity Index Fund	BlackRock Investment Management, LLC	0.08%
AZL MSCI Global Equity Index Fund	BlackRock Investment Management, LLC	0.06%
AZL Russell 1000 Growth Index Fund	BlackRock Investment Management, LLC	0.02%
AZL Russell 1000 Value Index Fund	BlackRock Investment Management, LLC	0.02%
AZL S&P 500 Index Fund	BlackRock Investment Management, LLC	0.02%
AZL Small Cap Stock Index Fund	BlackRock Investment Management, LLC	0.02%
AZL T. Rowe Price Capital Appreciation Fund	T. Rowe Price Associates, Inc.	0.39%
*	The Subadvisory Fee represents the annual fee based on the net asset value of the Fund and is accrued daily and payable monthly.

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The Subadvisory Fee rates for the Funds are listed below. For those Funds with multiple rates, when average daily net assets exceed the first breakpoint, multiple rates will apply, resulting in a blended rate. For example, if a rate of 0.50% applies to the first $500 million, and a rate of 0.45% applies thereafter, and a fund had $600 million in

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average daily net assets, then 0.50% would apply to the first $500 million and 0.45% would apply to the remaining $100 million in assets.

Rate
Fund	Average Daily Net Assets (for Breakpoints)

AZL DFA Five-Year Global Fixed Income Fund	First $100 million				Over $100 million
	0.22%				0.14%
AZL DFA International Core Equity Fund	First $100 million				Over $100 million
	0.20%				0.17%
AZL DFA U.S. Small Cap Fund	All Assets
0.30%
AZL DFA U.S. Core Equity Fund	First $100 million				Over $100 million
	0.12%				0.10%
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund(1)	First $200 million		Next $200 million			Thereafter
	0.250%		0.200%			0.150%
AZL Fidelity Institutional Asset Management® Total Bond Fund	First $100 million		Next $400 million			Thereafter
	0.250%		0.180%			0.130%
AZL Enhanced Bond Index Fund	First $100 million		Next $200 million			Over $300 million
	0.14%		0.09%			0.05%
AZL Gateway Fund	All Assets
0.40%
AZL Government Money Market Fund	First $500 million				Over $500 million
	0.06%				0.04%
AZL International Index Fund	All Assets
0.04%
AZL MetWest Total Return Bond Fund	First $500 million				Thereafter
	0.180%				0.100%
AZL Mid Cap Index Fund	All Assets
0.015%
AZL MSCI Emerging Markets Equity Index Fund	All Assets
0.08%
AZL MSCI Global Equity Index Fund	First $300 million				Over $300 million
	0.06%				0.03%
AZL Russell 1000 Growth Index Fund	All Assets
0.015%
AZL Russell 1000 Value Index Fund	All Assets
0.015%
AZL S&P 500 Index Fund	All Assets
0.015%
AZL Small Cap Stock Index Fund	All Assets
0.015%
AZL T. Rowe Price Capital Appreciation Fund	Assets under $500 million		Assets over $500 million		Assets over $2 billion		Assets over $3.0 billion
	First $250 million	Next $250 million	First $1.0 billion	Over $1.0 billion	First $500 million	Next $500 million	Thereafter
	0.500%	0.400%	0.400%	0.350%	0.400%	0.350%	0.350%
(1)

Out of its subadvisory fee received from the Manager, FIAM LLC pays Geode Capital Management, LLC, the Fund’s sub-Subadviser, compensation at the following rates: 0.15% on the first $500 million, 0.125% on the next $500 million, and 0.10% on all assets over $1 billion 0.10%.

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The table below presents the subadvisory fees earned by the Subadvisers of each of the Funds for the last 3 fiscal years.

		Subadvisory Fees Earned for the fiscal year or period ended:
Fund	Subadviser	December 31, 2020	December 31, 2019	December 31, 2018
AZL DFA Five-Year Global Fixed Income Fund	Dimensional Fund Advisors LP	644,444	770,690	838,818
AZL DFA International Core Equity Fund	Dimensional Fund Advisors LP	558,702	733,411	652,345
AZL DFA U.S. Small Cap Fund	Dimensional Fund Advisors LP	512,818	580,685	693,873
AZL DFA U.S. Core Equity Fund	Dimensional Fund Advisors LP	535,793	644,878	861,850
AZL Enhanced Bond Index Fund	BlackRock Investment Management, LLC	1,200,103	1,197,769	1,207,801
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	FIAM LLC	877,124	908,728	949,543
	Geode Capital Management, LLC
AZL Fidelity Institutional Asset Management® Total Bond Fund	FIAM LLC	893,256	975,080	1,025,460
AZL Gateway Fund	Gateway Investment Advisers, LLC	558,072	608,989	748,140
AZL Government Money Market Fund	BlackRock Advisors, LLC	302,226	268,376	401,698
AZL International Index Fund	BlackRock Investment Management, LLC	590,345	659,549	835,267
AZL MetWest Total Return Bond Fund	Metropolitan West Asset Management, LLC	528,401	582,550	624,257
AZL Mid Cap Index Fund	BlackRock Investment Management, LLC	151,737	176,806	258,562
AZL Moderate Index Strategy Fund	NA	N/A	N/A	N/A
AZL MSCI Emerging Markets Equity Index Fund	BlackRock Investment Management, LLC	210,011	236,346	319,235
AZL MSCI Global Equity Index Fund	BlackRock Investment Management, LLC	180,003	91,244.81	88,830
AZL Russell 1000 Growth Index Fund	BlackRock Investment Management, LLC	141,214	135,843	252,355
AZL Russell 1000 Value Index Fund	BlackRock Investment Management, LLC	126,170	140,452	263,044
AZL S&P 500 Index Fund	BlackRock Investment Management, LLC	384,086	403,318	577,785
AZL Small Cap Stock Index Fund	BlackRock Investment Management, LLC	105,745	123,793	189,512
AZL T. Rowe Price Capital Appreciation Fund	T. Rowe Price Associates, Inc.	4,716,622	4,700,478	4,519,617

BLACKROCK ADVISORS, LLC

BlackRock Advisors, LLC (“BlackRock Advisors”) was organized in 1994 to perform advisory services for investment companies. BlackRock Advisors, which has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809, has served as the Portfolio’s investment adviser since July 1, 2011. Prior thereto, BlackRock Institutional Management Corporation (“BIMC”), an affiliate of BlackRock Advisors, served as the Portfolio’s investment adviser. BlackRock Advisors is a wholly-owned indirect subsidiary of BlackRock, Inc. (“BlackRock”). BlackRock and its affiliates had approximately $8.68 trillion in assets under management as of December 31, 2020.

BLACKROCK FINANCIAL MANAGEMENT, INC.

BlackRock Financial Management, Inc. (“BlackRock Financial”) has its principal offices at 55 East 52nd Street, New York, NY 10055. BlackRock Financial is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $8.68 trillion in assets under management as of December 31, 2020.

BLACKROCK INVESTMENT MANAGEMENT, LLC

BlackRock Investment Management, LLC (“BlackRock Investment”) has its principal offices at 1 University Square Drive, Princeton, NJ 08540. BlackRock Investment is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $8.68 trillion in investment company and other assets under management as of December 31, 2020.

A subsidiary of BNY Mellon Corp., The Boston Company is located at One Boston Place, Boston, MA 02108-4408.

DIMENSIONAL FUND ADVISORS LP

Dimensional Fund Advisors LP (“DFA” or “Dimensional”) is located at 6300 Bee Cave Road, Building One, Austin, TX 78746. DFA has been engaged in the business of providing investment management services since May 1981. DFA is currently organized as a Delaware limited partnership and is controlled and operated by its general

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partner, Dimensional Holdings Inc., a Delaware corporation. As of December 31, 2020, assets under management for all Dimensional affiliated advisors totaled approximately $601 billion.

FIAM LLC/GEODE CAPITAL MANAGEMENT, LLC

FIAM LLC (“FIAM”) has its principal offices at 900 Salem Street, Smithfield, RI 02917. FIAM managed approximately $257.65 billion in assets worldwide as of December 31, 2020. FIAM LLC is an indirectly held, wholly-owned subsidiary of FMR LLC.

Geode Capital Management, LLC (“Geode”), with its principal place of business at 100 Summer Street, 12th Floor, Boston, Massachusetts 02110, serves as a sub-Subadviser for the AZL Fidelity Institutional Asset Management® Multi-Strategy Fund only. As of December 31, 2020, Geode had approximately $682 billion in discretionary assets under management.

GATEWAY INVESTMENT ADVISERS, LLC

Gateway Investment Advisers, LLC (“Gateway”) is located at 312 Walnut Street, 35th Floor, Cincinnati, OH 45202, serves as the subadviser of the AZL Gateway Fund. Gateway is a subsidiary of Natixis Investment Managers, LLC. Gateway had approximately $9.96 billion in assets under management at December 31, 2020.

METROPOLITAN WEST ASSET MANAGEMENT, LLC

Metropolitan West Asset Management, LLC (“MetWest”), has its principal offices at 865 South Figueroa Street, Los Angeles, California 90017. MetWest was founded in 1996, and, together with The TCW Group, Inc. and its other subsidiaries, which provide a variety of investment management and investment advisory services, had approximately $247.62 billion under management or committed to management, including $209.82 billion of U.S. fixed income investments, as of December 31, 2020.

T. ROWE PRICE ASSOCIATES, INC.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) is a SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and sub-adviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2020, the Firm managed approximately $1.47 trillion for more than 10 million individual and institutional investor accounts.

OTHER MANAGED ACCOUNTS

Brian Muench, President of the Manager, is primarily responsible for the evaluation and selection of Subadvisers of the Trust, and for the day-to-day management of the funds that are a series of the Allianz Variable Insurance Products Fund of Funds Trust (the “FOF Trust”). As of December 31, 2020, aggregate assets under management in the FOF Trust were $10.191 billion. Johan Grahn, Brian Mong, and Darin Egbert, who serve as portfolio managers to the AZL Moderate Index Strategy Fund, also are responsible for day-to-day management of funds of the FOF Trust. The following chart reflects information at December 31, 2020 regarding accounts other than the listed Fund for which each portfolio manager employed by the Fund’s Subadviser has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rate as of the applicable date.

Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
AZL DFA Five-Year Global Fixed Income Fund	David A. Plecha	60 / $109.3 billion	4 / $3.1 billion	9 / $2.8 billion
	Joseph F. Kolerich	60 / $109.3 billion	4 / $3.1 billion	9 / $2.8 billion
	Travis Meldau	13 / $21.9 billion	0 / $0	2 / $220 million
AZL DFA International Core Equity Fund	William B. Collins-Dean	18 / $91.8 billion	0 / $0	7 / $2.9 billion
	Jed S. Fogdall	112 / $409.3 billion	25 / $19.6 billion additional account with performance based fees: 1 / $185 million	78 / $31.4 billion additional accounts with performance based fees: 5 / $4.4 billion

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Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
	Bhanu P. Singh	46 / $183.1 billion	1/ $61 million	1 / $673 million
	Allen Pu	46 / $135 billion	15 / $11.3 billion	0 / $0
	Mary T. Phillips	58 / $132.7 billion	4 / $2.5 billion	0/ $0
AZL DFA U.S. Core Equity Fund	Joel P. Schneider	63 / $255.2 billion	7 / $1.1 billion	0 / $0
	Jed S. Fogdall	112 / $409.3 billion	25 / $19.6 billion additional account with performance based fees: 1 / $185 million	78 / $31.4 billion additional accounts with performance based fees: 5 / $4.4 billion
AZL DFA U.S. Small Cap Fund	Jed S. Fogdall	112 / $409.3 billion	25 / $19.6 billion additional account with performance based fees: 1 / $185 million	78 / $31.4 billion additional accounts with performance based fees: 5 / $4.4 billion
	Joel P. Schneider	63 / $255.2 billion	7 / $1.1 billion	0 / $0
	Marc C. Leblond	9 / $55.1 billion	3 / $4.4 billion additonal account with performance based fees: 1 / $185 million	19 / $6.2 billion
AZL Enhanced Bond Index Fund	Akiva Dickstein	24 / $27.34 billion	27 / $9.91 billion additional accounts with performance based fees: 6 / $2.17 billion	266 / $101.6 billion
	Harrison Segall	8 / $4.98 billion	8 / $4.13 billion additional accounts with performance based fees: 5 / $1.59 billion	96 / $54.54 billion
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund (Geode)	Maximilian Kaufmann	9 / $11,004 billion	3 / $146 million	10 / $528 billion
	Shashi Naik	9 / $11,004 billion	3 / $146million	10 / $528 billion
	Anna Lester	9 / $11,004 billion	3 / $146 million	2 / $74 million
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund (FIAM)	Ford O’Neil	14 / $126.950 billion	10 / $10.398 billion	5 / $2.396 billion
	Celso Munoz	8 / $102.961 billion	3 / $7.307 billion	8/ $6.113 billion
	Michael Weaver	16 / $19.037 billion	5 / $2.013 billion	8 / $3.183 billion
	Alexandre Karam	15 / $19.799 million	20 / $25.441 million	3 / $252 million
AZL Fidelity Institutional Asset Management® Total Bond Fund	Ford O’Neil	14 / $126.950 billion	10 / $10.398 billion	5 / $2.258 billion
	Celso Munoz	8 / $102.961 billion	3 / $7.307 billion	8 / $5.975 billion
	Michael Weaver	16 / $19.037 billion	5 / $2.013 billion	8 / $3.160 billion
	Alexandre Karam	15 / $19.799 billion	20 / $25.441 billion	3 / $229 million
AZL Gateway Fund	Kenneth H. Toft	4 / $8.8 billion	0 / $0	15 / $871.9 million
	Paul R. Stewart	2 / $7.3 billion	0 / $0	18 / $883.7 million
	Michael T. Buckius	4 / $8.8 billion	0 / $0	41 / $1,032.4 million
	Daniel M. Ashcroft	4 / $8.8 billion	0 / $0	32 / $905.1 million
AZL International Index Fund	Jennifer Hsui	335 / $1.67 trillion	63 / $92.13 billion	30 / $33.26 billion
	Alan Mason	363 / $1.72 trillion	0 / $0	0 / $0
	Suzanne Henige	79 / $161.1 billion	5 / $3.71 billion	0 / $0
	Amy Whitelaw	366 / $1.72 trillion	114 / $50.57 billion	0 / $0
AZL MetWest Total Return Bond Fund	Tad Rivelle	28 / $129.0 billion	51 / $22.6 billion performance Based fees: 28 / $3.5 billion	212 / $56.1 billion performance Based fees: 9 / $6.6 billion
	Stephen Kane	30 / $122.3 billion	30 / $19.9 billion performance Based fees: 10 / $2.7 billion	195 / $47.1 billion performance Based fees: 7 / $4.6 billion

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Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
	Laird R. Landmann	27 / $122.6 billion	20 / $16.6 billion performance Based fees: 3 / $0.6 billion	182 / $42.1 billion performance Based fees: 7 / $4.6 billion
	Bryan Whalen	25 / $121.4 billion	42 / $19.4 billion performance Based fees: 21 / $1.4 billion	202 / $51.4 billion performance Based fees: 9 / $6.6 billion
AZL Mid Cap Index Fund	Jennifer Hsui	335 / $1.67 trillion	63 / $92.13 billion	30 / $33.26 billion
	Alan Mason	363 / $1.72 trillion	0 / $0	0 / $0
	Suzanne Henige	79 / $161.1 billion	5 / $3.71 billion	0 / $0
	Amy Whitelaw	366 / $1.72 trillion	114 / $50.57 billion	0 / $0
AZL MSCI Emerging Markets Equity Index Fund	Jennifer Hsui	335 / $1.67 trillion	63 / $92.13 billion	30 / $33.26 billion
	Alan Mason	363 / $1.72 trillion	0 / $0	0 / $0
	Suzanne Henige	79 / $161.1 billion	5 / $3.71 billion	0 / $0
	Amy Whitelaw	366 / $1.72 trillion	114 / $50.57 billion	0 / $0
AZL MSCI Global Equity Index Fund	Jennifer Hsui	335 / $1.67 trillion	63 / $92.13 billion	30 / $33.26 billion
	Alan Mason	363 / $1.72 trillion	0 / $0	0 / $0
	Suzanne Henige	79 / $161.1 billion	5 / $3.71 billion	0 / $0
	Amy Whitelaw	366 / $1.72 trillion	114 / $50.57 billion	0 / $0
AZL Russell 1000 Growth Index Fund	Jennifer Hsui	335 / $1.67 trillion	63 / $92.13 billion	30 / $33.26 billion
	Alan Mason	363 / $1.72 trillion	0 / $0	0 / $0
	Suzanne Henige	79 / $161.1 billion	5 / $3.71 billion	0 / $0
	Amy Whitelaw	366 / $1.72 trillion	114 / $50.57 billion	0 / $0
AZL Russell 1000 Value Index Fund	Jennifer Hsui	335 / $1.67 trillion	63 / $92.13 billion	30 / $33.26 billion
	Alan Mason	363 / $1.72 trillion	0 / $0	0 / $0
	Suzanne Henige	79 / $161.1 billion	5 / $3.71 billion	0 / $0
	Amy Whitelaw	366 / $1.72 trillion	114 / $50.57 billion	0 / $0
AZL S&P 500 Index Fund	Jennifer Hsui	335 / $1.67 trillion	63 / $92.13 billion	30 / $33.26 billion
	Alan Mason	363 / $1.72 trillion	0 / $0	0 / $0
	Suzanne Henige	79 / $161.1 billion	5 / $3.71 billion	0 / $0
	Amy Whitelaw	366 / $1.72 trillion	114 / $50.57 billion	0 / $0
AZL Small Cap Stock Index Fund	Jennifer Hsui	335 / $1.67 trillion	63 / $92.13 billion	30 / $33.26 billion
	Alan Mason	363 / $1.72 trillion	0 / $0	0 / $0
	Suzanne Henige	79 / $161.1 billion	5 / $3.71 billion	0 / $0
	Amy Whitelaw	366 / $1.72 trillion	114 / $50.57 billion	0 / $0
AZL T. Rowe Price Capital Appreciation Fund	David R. Giroux	335 / $1.67 trillion	63 / $92.13 billion	30 / $33.26 billion

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who

59

manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•

Time and attention – The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Subadvisers seek to manage such competing interests for the time and attention of portfolio managers by having most portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•

Limited investment opportunities – If a portfolio manager identifies a limited investment opportunity, which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Subadvisers have adopted procedures for allocating portfolio transactions across multiple accounts.

•

Brokerage allocation – With respect to securities transactions for the Funds, the Subadvisers determine which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which a Subadviser or an affiliate of a Subadviser acts as Subadviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Subadvisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•

Pursuit of differing strategies – At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing, including potentially opposite, positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds and/or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

•

Variation in compensation – Finally, the appearance of a conflict of interest may arise where a Subadviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Subadvisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

PORTFOLIO MANAGER COMPENSATION

The following section includes portfolio manager compensation information as of December 31, 2020, for the Manager and each of the Subadvisers.

THE MANAGER

Allianz Investment Management LLC (“AIM LLC”)

The portfolio manager’s cash compensation consists of a fixed, market-based salary, and an annual incentive bonus; employees may also be eligible for compensation under a long-term performance incentive plan (known as Allianz Executive Incentive - AEI). The salary, and any annual salary increase, is determined based on relevant market considerations and the employee’s individual performance. The amount of any annual incentive bonus is determined based on the overall financial performance relative to business goals of the Manager and its parent, Allianz Life, and on the employee’s individual performance. Eligibility for compensation under the AEI is based on the employee’s level in the organization and individual performance. An eligible employee may be awarded AEI units based on the overall financial performance relative to business goals of the Manager and its parent, and on the employee’s individual performance. AEI units are valued and paid out after four years following the award, with the full value paid at the end of the four-year vesting period. The actual value of the AEI units in any year is based primarily on the overall financial performance relative to business goals of the Manager and of the ultimate parent, Allianz SE.

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Portfolio managers also may be eligible to participate in (i) a 401(k) retirement plan, (ii) a non-qualified employee stock purchase plan, which offers participants the opportunity to invest at a discount in shares of the publicly-traded stock of the Manager’s ultimate parent, Allianz SE, and (iii) a non-qualified deferred compensation plan, which offers participants the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

Portfolio manager compensation is not based on the value of the assets held in the Funds’ portfolios and is not based directly on the performance of the Funds; the performance of the Funds is a factor in the evaluation of the portfolio managers’ performance, and each portfolio manager’s individual performance is a factor in the determination of cash compensation, as described above.

THE SUBADVISERS

BlackRock Advisors, LLC

BlackRock Financial Management, Inc.

BlackRock Investment Management, LLC

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2020.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Messrs. Dickstein and Segall

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g. Bloomberg Barclays US Aggregate Index, Bloomberg Barclays US Universal Index and Bloomberg Barclays Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.

Portfolio Manager	Benchmarks
Akiva Dickstein	A combination of market-based indices (e.g. Bloomberg Barclays US Aggregate Index, Bloomberg Barclays US Universal Index and Bloomberg Barclays Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.
Harrison Segall	A combination of market-based indices (e.g. Bloomberg Barclays U.S. Index), certain customized indices and certain fund industry peer groups.

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Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio manager of this Fund has deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have

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performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Discretionary Incentive Compensation –

Mr. Mason and Mses. Henige, Hsui and Whitelaw

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mr. Mason and Mses. Henige, Hsui and Whitelaw is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation.

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

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For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Mr. Dickstein may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Dickstein may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and

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equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Dimensional Fund Advisors LP

Description of Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of a Fund or other accounts that they manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	Base Salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.

•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based on the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of Dimensional’s stock as determined from time to time by the Board of Directors of Dimensional or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one fund and other accounts. Other accounts include registered mutual funds (other than the, AZL DFA Five-Year Global Fixed Income Fund, AZL DFA International Core Equity Fund, AZL DFA U.S. Core Equity Fund, and AZL DFA U.S. Small Cap Fund, or collectively, “the Funds”), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (collectively, “Accounts”). An Account may have similar investment objectives to the Funds, or may purchase, sell, or hold securities that are eligible to be purchased, sold, or held by the Funds. Actual or apparent conflicts of interest include:

Time Management. The management of multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or Account. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Certain Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Funds.

Investment Opportunities. It is possible that at times identical securities will be held by more than one Account. However, positions in the same security may vary and the length of time that any Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Account, the Funds may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across multiple Accounts.

Broker Selection. With respect to securities transactions for the Funds, Dimensional determines which broker to use to execute each order, consistent with Dimensional’s duty to seek best execution of the

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transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the Funds and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Funds or the Account.

Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Funds or other Accounts for which he or she has portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

FIAM LLC

Ford O’Neil is portfolio manager of AZL Fidelity Institutional Asset Management® Multi-Strategy Fund and AZL Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for his services. Celso Munoz is portfolio manager of AZL Fidelity Institutional Asset Management® Multi-Strategy Fund and AZL Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for his services. Alexandre Karam is portfolio manager of AZL Fidelity Institutional Asset Management® Multi-Strategy Fund and AZL Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for his services. Michael Weaver is portfolio manager of AZL Fidelity Institutional Asset Management® Multi-Strategy Fund and AZL Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for his services. As of December 31, 2020, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or an affiliate or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of Ford O’Neil’s and Celso Munoz’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FIAM or its affiliate’s taxable bond funds and accounts. The pre-tax investment performance of Ford O’Neil’s and Celso Munoz’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of Ford O’Neil’s and Celso Munoz’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of Ford O’Neil’s and Celso Munoz’s bonus that is linked to the investment performance of AZL Fidelity Institutional Asset Management® Multi-Strategy Fund and AZL Fidelity Institutional Asset Management® Total Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg Barclays U.S. Aggregate Bond Index.

The primary components of Michael Weaver’s and Alexandre Karam’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index or a peer group, if applicable assigned to each fund or account, and (ii) the investment performance of other FIAM or its affiliate’s high yield funds and accounts. The pre-tax investment performance of Michael Weaver’s and Alexandre Karam’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark

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index or a peer group, if applicable. A smaller, subjective component of Michael Weaver’s and Alexandre Karam’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of Michael Weaver’s and Alexandre Karam’s bonus that is linked to the investment performance of AZL Fidelity Institutional Asset Management® Multi-Strategy Fund and AZL Fidelity Institutional Asset Management® Total Bond Fund is based on the pre-tax investment performance of the fund’s assets each portfolio manager manages measured against the eVestment Alliance High Yield peer group.

Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s’ ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Geode Capital Management, LLC

Maximillian Kaufmann is senior portfolio manager of AZL® Fidelity Institutional Asset Management® MultiStrategy Fund and receives compensation for his services. Shashi Naik, CFA is portfolio manager of AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund and receives compensation for his services. Anna Lester is portfolio manager of AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund and receives compensation for her services. As of December 31, 2020, portfolio manager compensation generally consists of a fixed base salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager’s compensation may be deferred based on criteria established by Geode. Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods of up to five years. A portion of each portfolio manager’s bonus is linked to the relative pre-tax investment performance of the equity sleeve of AZL Fidelity Institutional Asset Management® Multi-Strategy Fund measured against the S&P 500 Index. A subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

A portfolio manager’s compensation plan can give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to firm promotion efforts, which together indirectly link compensation to sales. Managing and providing research to multiple accounts (including proprietary accounts) can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and

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fees as a portfolio manager must allocate his time and investment ideas across multiple accounts. Securities selected for accounts other than the fund may outperform the securities selected for the fund.

In addition to managing the fund’s investment portfolio, each portfolio manager also manages other investment portfolios and accounts on behalf of Geode or its affiliates.

Gateway Investment Advisers, LLC

The compensation of Messrs. Stewart, Toft, Buckius, and Ashcraft (the “Portfolio Managers”) is composed of three parts: base salary and incentive compensation related to the financial results of Gateway Investment Advisers, LLC (“Gateway”) (and not based on the investment performance of the Fund or any other managed account, either absolutely or in relation to any benchmark), and a retirement plan. The incentive compensation component, comprised of both a long-term incentive pool and a short-term incentive pool, is anticipated to be larger than the base salary component. Certain portfolio managers are parties to employment agreements that provide for automatic renewals for successive one-year periods and, among other things, a specified base salary, and certain undertakings not to compete with Gateway or solicit its clients. The noncompetition and non-solicitation undertakings will expire one year from the termination of employment.

Metropolitan West Asset Management, LLC

The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to a Fund is generally the same as that used to compensate portfolio managers for other client accounts in the same strategy managed by TCW or an affiliate of TCW (collectively, the “TCW Group”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW Group’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of

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TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in TCW’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

T. Rowe Price Associates, Inc.

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.

Conflicts of Interest

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio

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managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” section, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

The T. Rowe Price Funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price Funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price Funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price Funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

PORTFOLIO MANAGER OWNERSHIP OF SECURITIES IN THE FUNDS

At December 31, 2020, the portfolio managers did not beneficially own shares of any Fund.

PORTFOLIO TRANSACTIONS BY THE FUNDS

As of the date of this statement of additional information, the Funds invest only in registered investment companies managed by affiliates, unaffiliated mutual funds, and other securities or derivative instruments. Such investments will be subject to various commission schedules and restrictions, as set out in the following paragraphs.

Purchases and sales of portfolio securities held by the Funds, which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Trust, where possible will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of the Fund’s Manager or Subadviser is to obtain the best overall terms. Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Manager or Subadviser, in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Manager or Subadviser may receive orders for transactions on behalf of the Trust. The types of research services the Manager or Subadviser may receive includes economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities,

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analyses of U.S. Treasury securities, research-dedicated computer hardware and software and related consulting services and other services that assist in the investment decision-making process. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Manager or Subadvisers by, or through, broker-dealers. Research so received is in addition to and not in lieu of services required to be performed by the Manager or Subadviser and does not reduce the fees payable to such adviser by the Trust. Such information may be useful to the Manager or Subadviser in serving both the Trust and other clients and, conversely supplemental information obtained by the placement of business of other clients may be useful to the Manager or Subadviser in carrying out its obligations to the Trust.

While the Manager or Subadviser generally seeks competitive commissions, the Trust may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above. Thus, a Fund may pay a higher brokerage commission in connection with a given portfolio transaction than it would have paid another broker for the same transaction in recognition of the value of brokerage or research services provided by the executing broker. The total brokerage commissions paid by each Fund for the last 3 fiscal years are listed in the following table.

Fund	Total Brokerage Commission Paid for the Fiscal Year Ended December 31, 2020	Total Brokerage Commission Paid for the Fiscal Year Ended December 31, 2019	Total Brokerage Commission Paid for the Fiscal Year Ended December 31, 2018

AZL DFA Five-Year Global Fixed Income Fund	-	-	-
AZL DFA International Core Equity Fund	28,639	15,989	46,412
AZL DFA U.S. Core Equity Fund	17,628	11,189	12,823
AZL DFA U.S. Small Cap Fund	20,936	7,880	10,905
AZL Enhanced Bond Index Fund	67,798	59,465	23,888
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	14,324	17,227	61,291
AZL Fidelity Institutional Asset Management® Total Bond Fund	185	2	4,072
AZL Gateway Fund	71,793	66,266	-
AZL Government Money Market Fund	-	-	-
AZL International Index Fund	100,475	63,659	82,104
AZL MetWest Total Return Bond Fund	5,845	7,534	8,228
AZL Mid Cap Index Fund	137,481	75,594	47,359
AZL Moderate Index StrategyFund	-	-	-
AZL MSCI Emerging Markets Equity Index Fund	67,069	92,906	39,696
AZL MSCI Global Equity Index Fund	21,081	24,896	83,152
AZL Russell 1000 Growth Index Fund	41,966	30,305	40,178
AZL Russell 1000 Value Index Fund	59,105	35,540	53,961
AZL S&P 500 Index Fund	105,281	45,863	37,946
AZL Small Cap Stock Index Fund	170,652	92,672	81,269
AZL T. Rowe Price Capital Appreciation Fund	301,131	144,241	182,126

Brokerage commissions paid by a Fund may vary significantly from year to year as a result of a variety of factors, including changing asset levels through the year, changes in portfolio turnover rates, varying market conditions, and changes in investment strategies and processes.

AFFILIATED BROKERS

The following table lists the amount of brokerage commissions paid during the last three years to any broker that is affiliated with the Trust, the Manager, or any Subadviser. All of the brokers listed are affiliates of the Manager or a Subadviser.

Name of Affiliated Broker	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2020	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2019	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2018

Luminex	-	-	1,160

National Financial Services	-	-	3

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During the fiscal year ended December 31, 2020, there were no aggregate brokerage commissions paid to affiliated brokers.

Except as permitted by applicable rules under the 1940 Act, the Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Manager or Subadviser or the Funds’ Distributor, or their affiliates. Subject to the requirements of the 1940 Act and the oversight of the Board of Trustees, the Funds may borrow from the Manager or Subadviser for temporary or emergency purposes in order to meet unanticipated redemptions or to meet payment obligations when a portfolio transaction “fails” due to circumstances beyond a Fund’s control.

At December 31, 2020, the Funds listed below held the following securities of issuers, each of which derived more than 15% of its gross revenues from the business of a broker, dealer, underwriter, or an investment adviser:

Fund	Name of Broker or Dealer	Approximate Aggregate Value of Issuer Securities Owned by the Fund at 12/31/20
AZL Enhanced Bond Index Fund	Bank of America	35,926,301

AZL Enhanced Bond Index Fund	Bank of New York Mellon	1,190,244

AZL Enhanced Bond Index Fund	Barclays	9,324,837

AZL Enhanced Bond Index Fund	BNP Paribas	4,646,811

AZL Enhanced Bond Index Fund	Citigroup	12,675,157

AZL Enhanced Bond Index Fund	Credit Suisse	7,034,333

AZL Enhanced Bond Index Fund	Goldman Sachs	17,996,315

AZL Enhanced Bond Index Fund	JP Morgan	54,268,839

AZL Enhanced Bond Index Fund	Morgan Stanley	24,187,041

AZL Enhanced Bond Index Fund	UBS	4,143,621

AZL Gateway Fund	Bank of America	1,820,176

AZL Gateway Fund	Citigroup	818,845

AZL Gateway Fund	JP Morgan	2,344,442

AZL Gateway Fund	Morgan Stanley	703,940

AZL Government Money Market Fund	Bank of Nova Scotia	25,000,000

AZL Government Money Market Fund	BNP Paribas	18,000,000

AZL Government Money Market Fund	Citigroup	25,000,000

AZL Government Money Market Fund	Natixis	30,000,000

AZL International Index Fund	Barclays	3,523,328

AZL International Index Fund	BNP Paribas	5,914,505

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Fund	Name of Broker or Dealer	Approximate Aggregate Value of Issuer Securities Owned by the Fund at 12/31/20

AZL International Index Fund	Credit Suisse	3,141,832

AZL International Index Fund	Natixis	347,796

AZL International Index Fund	UBS	5,168,422

AZL Mid Cap Index Fund	Jefferies	2,648,879

AZL Fidelity Institutional Asset Management Total Bond Fund	Barclays	2,336,693

AZL Fidelity Institutional Asset Management Total Bond Fund	Citigroup	4,300,922

AZL Fidelity Institutional Asset Management Total Bond Fund	Credit Suisse	5,204,659

AZL Fidelity Institutional Asset Management Total Bond Fund	Goldman Sachs	1,632,611

AZL Fidelity Institutional Asset Management Total Bond Fund	Bank of America	1,568,572

AZL Fidelity Institutional Asset Management Total Bond Fund	JP Morgan	3,635,083

AZL Fidelity Institutional Asset Management Total Bond Fund	Morgan Stanley	8,580,873

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	Bank of America	2,674,167

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	Bank of New York Mellon	963,346

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	Barclays	1,557,095

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	Citigroup	5,005,149

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	Credit Suisse	3,491,548

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	Goldman Sachs	2,110,910

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	JP Morgan	6,418,969

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	Morgan Stanley	7,029,734

AZL MetWest Total Return Bond Fund	Bank of America	2,300,312

AZL MetWest Total Return Bond Fund	Natixis	334,225

AZL MetWest Total Return Bond Fund	Citigroup	1,131,988

AZL MetWest Total Return Bond Fund	Credit Suisse	726,681

AZL MetWest Total Return Bond Fund	Goldman Sachs	172,317

AZL MetWest Total Return Bond Fund	JP Morgan	802,022

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Fund	Name of Broker or Dealer	Approximate Aggregate Value of Issuer Securities Owned by the Fund at 12/31/20

AZL MetWest Total Return Bond Fund	Morgan Stanley	309,295

AZL MSCI Global Equity Index Fund	Bank of America	1,470,672

AZL MSCI Global Equity Index Fund	Bank of New York Mellon	209,102

AZL MSCI Global Equity Index Fund	Bank of Nova Scotia	412,735

AZL MSCI Global Equity Index Fund	Barclays	216,241

AZL MSCI Global Equity Index Fund	BNP Paribas	366,209

AZL MSCI Global Equity Index Fund	Citigroup	803,122

AZL MSCI Global Equity Index Fund	Credit Suisse	194,708

AZL MSCI Global Equity Index Fund	Goldman Sachs	530,585

AZL MSCI Global Equity Index Fund	JP Morgan	2,409,755

AZL MSCI Global Equity Index Fund	Morgan Stanley	572,020

AZL MSCI Global Equity Index Fund	Natixis	25,416

AZL MSCI Global Equity Index Fund	UBS	323,742

AZL Russell 1000 Value Index Fund	Bank of America	12,566,405

AZL Russell 1000 Value Index Fund	Bank of New York Mellon	1,828,400

AZL Russell 1000 Value Index Fund	Citigroup	6,881,441

AZL Russell 1000 Value Index Fund	Goldman Sachs	4,681,380

AZL Russell 1000 Value Index Fund	Jefferies	282,580

AZL Russell 1000 Value Index Fund	JP Morgan	20,630,704

AZL Russell 1000 Value Index Fund	Morgan Stanley	4,895,372

AZL S&P 500 Index Fund	Bank of America	20,573,094

AZL S&P 500 Index Fund	Bank of New York Mellon	3,084,879

AZL S&P 500 Index Fund	Citigroup	11,445,946

AZL S&P 500 Index Fund	Goldman Sachs	8,089,832

AZL S&P 500 Index Fund	JP Morgan	34,535,212

AZL S&P 500 Index Fund	Morgan Stanley	8,733,121

AZL T Rowe Price Capital Appreciation Fund	Bank of America	29,269,973

AZL T Rowe Price Capital Appreciation Fund	Bank of New York Mellon	1,416,769

AZL DFA U.S. Core Equity Fund	Bank of New York Mellon	496,336

AZL DFA U.S. Core Equity Fund	Citigroup	1,098,905

AZL DFA U.S. Core Equity Fund	Goldman Sachs	803,261

AZL DFA U.S. Core Equity Fund	Jefferies	154,636

AZL DFA U.S. Core Equity Fund	JP Morgan	4,665,756

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Fund	Name of Broker or Dealer	Approximate Aggregate Value of Issuer Securities Owned by the Fund at 12/31/20

AZL DFA U.S. Core Equity Fund	Morgan Stanley	1,512,046

AZL DFA U.S. Core Equity Fund	Bank of America	2,016,918

AZL DFA U.S. Small Cap Fund	Jefferies	217,735

AZL DFA International Core Equity Fund	Bank of Nova Scotia	519,757

AZL DFA International Core Equity Fund	Barclays	284,971

AZL DFA International Core Equity Fund	Credit Suisse	268,305

AZL DFA International Core Equity Fund	BNP Paribas	230,357

AZL DFA International Core Equity Fund	Natixis	114,221

AZL DFA International Core Equity Fund	UBS	216,457

AZL DFA Five-Year Global Fixed Income Fund	Bank of Nova Scotia	11,776,447

Investment decisions for each Fund are made independently from those made for the other Funds or any other portfolio investment company or account managed by the Manager or Subadviser. Any such other portfolio, investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, portfolio, investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount, in a manner which the Manager or Subadviser believes to be equitable to the Fund(s) and such other portfolio, investment company, or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Manager or Subadviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other Funds or for other portfolios, investment companies, or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Manager or Subadviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Manager, its parent, affiliates, or a Subadviser and, in dealing with its customers, the Manager, its parent and affiliates or a Subadviser will not inquire or take into consideration whether securities of such customers are held by the Trust.

ADMINISTRATOR AND FUND ACCOUNTANT

Citi Fund Services Ohio, Inc. (“CFSO”), whose principal location of business is 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the administrator (the “Administrator”) and fund accountant (the “Fund Accountant”) to the Trust pursuant to a Services Agreement (the “Services Agreement”), as amended.

As Administrator, CFSO has agreed to maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the SEC on Form N-CEN and N-PORT or any comparable or replacement forms thereof; compile data for, prepare for execution by the Funds and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state securities laws with the advice of the Trust’s counsel; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; and generally assist in all aspects of the Trust’s operations other than those performed by the Manager under the Investment Management Agreement, the Subadvisers under the Subadvisory Agreements, or by the Custodian under the Custody Agreement. Under the Services Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

As Fund Accountant, CFSO maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain

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distributions, if any, and of yield, reconciliation of cash movements with Trust’s Custodian, affirmation to the Trust’s Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Trust’s Custodian of all daily trade activities; provides certain reports; obtains dealer quotations, prices from a pricing service matrix prices, or where necessary, fair value pricing information or adjustment factors from independent fair value pricing sources on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.

Under the terms of the Services Agreement CFSO also provides a variety of compliance services utilized by the Chief Compliance Officer of the Trust.

CFSO receives a fee from each Fund for its services as Administrator and Fund Accountant and is reimbursed for certain expenses assumed pursuant to the Services Agreement, aggregated and paid monthly, including (a) an asset-based fee, calculated daily and paid monthly, at the annual rate of 0.047% of the combined average daily net assets of the Funds up to $4 billion; 0.04% of the combined average daily net assets of the Funds from $4 billion to $6 billion; 0.02% of the combined average daily net assets of the Funds from $6 billion to $8 billion; and 0.01% of the combined average daily net assets of the Funds over $8 billion for Funds in the VIP Trust; and (b) various per unit fees for services, including fair value, support services, Form N-PORT and liquidity risk management support. The fees under (a) above are subject to a minimum fee of approximately $3,000,000 per year for the Trust. From time to time, CFSO may waive all or a portion of the administration fee payable to it by the Funds, either voluntarily or pursuant to applicable statutory expense limitations. In addition, CFSO receives an annual fee of $92,650 from the Trust for compliance services provided under the terms of the Services Agreement.

For the fiscal year ended December 31, 2020, CFSO was entitled to receive and waived administration fees from the Funds as follows:

Fund	Service Fees Earned	Service Fees Waived

AZL DFA Five-Year Global Fixed Income Fund	163,053	-

AZL DFA International Core Equity Fund	147,794	-

AZL DFA U.S. Core Equity Fund	180,636	-

AZL DFA U.S. Small Cap Fund	82,630	-

AZL Enhanced Bond Index Fund	813,944	-

AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	257,416	-

AZL Fidelity Institutional Asset Management® Total Bond Fund	236,747	-

AZL Gateway Fund	63,649	-

AZL Government Money Market Fund	169,972	-

AZL International Index Fund	524,501	-

AZL MetWest Total Return Bond Fund	138,281	-

AZL Mid Cap Index Fund	353,939	-

AZL Moderate Index Strategy Fund	66,706	-

AZL MSCI Emerging Markets Equity Index Fund	136,445	-

AZL MSCI Global Equity Index Fund	135,360	-

AZL Russell 1000 Growth Index Fund	333,615	-

AZL Russell 1000 Value Index Fund	304,155	-

AZL S&P 500 Index Fund	872,921	-

AZL Small Cap Stock Index Fund	260,685	-

AZL T. Rowe Price Capital Appreciation Fund	424,694	-

The Services Agreement shall continue in effect until December 31, 2021, and thereafter renew for successive one-year terms unless terminated by either party not less than 60 days prior to the expiration of such term. The Services Agreement is terminable by either party without cause on 180 days’ written notice or for cause on 30 days’ written notice without penalty by the Trust or by CFSO. The Services Agreement provides that CFSO shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Services Agreement relates, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by CFSO of its obligations and duties thereunder.

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DISTRIBUTOR

Allianz Life Financial Services, LLC (the “Distributor”), whose principal location of business is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as distributor to the Trust pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distribution Agreement provides that the Distributor will use appropriate efforts to solicit orders for the sale of the Funds’ shares from bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds’ shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

Unless otherwise terminated, the Distribution Agreement will continue in effect for successive one-year periods from the date of such Agreement if approved at least annually (i) by the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable at any time on 60 days’ written notice without penalty by the Trustees, by a vote of a majority of the shareholders of the Trust, or by the Distributor on 90 days’ written notice. The Distribution Agreement will automatically terminate in the event of any assignment as defined in the 1940 Act.

Distribution Plan – A Distribution Plan (the “Plan”) has been adopted by each of the Funds pursuant to Rule 12b-1 of the Act. Pursuant to the Plan, the Funds may pay directly or reimburse the Distributor monthly in amounts described in the Prospectus for costs and expenses of marketing the shares of the Funds.

The Plan provides for payments by each Fund to the Distributor at an annual rate not to exceed 0.25% of the Fund’s average net assets. For the Funds which have been authorized to issue two classes of shares, payments to the Distributor may be made only on assets attributable to Class 2 Shares.

For the fiscal year or period ended December 31, 2020, the following 12b-1 fees shown as earned and waived for the Funds were:

Fund	12b-1 Fees Earned	12b-1 Fees Waived

AZL DFA Five-Year Global Fixed Income Fund	989,356	-

AZL DFA International Core Equity Fund	617,985	-

AZL DFA U.S. Core Equity Fund	1,123,646	-

AZL DFA U.S. Small Cap Fund	384,244	-

AZL Enhanced Bond Index Fund	5,149,833	-

AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	1,327,260	-

AZL Fidelity Institutional Asset Management® Total Bond Fund (Class 2)	1,087,492	-

AZL Gateway Fund	348,820	-

AZL Government Money Market Fund	1,276,340	-

AZL International Index Fund (Class 2)	3,460,941	-

AZL MetWest Total Return Bond Fund	733,712	-

AZL Mid Cap Index Fund (Class 2)	2,419,722	-

AZL Moderate Index Strategy Fund*	-	-

AZL MSCI Emerging Markets Index Fund (Class 2)	617,451	-

AZL MSCI Global Equity Index Fund	761,375	-

AZL Russell 1000 Growth Index Fund Class 2)	2,201,820	-

AZL Russell 1000 Value Index Fund (Class 2)	1,761,884	-

AZL S&P 500 Index Fund (Class 2)	6,223,875	-

AZL Small Cap Stock Index Fund (Class 2)	1,673,770	-

AZL T. Rowe Price Capital Appreciation Fund	3,011,737	-

*As of October 14, 2016 12b-1 fee is no longer charged to this Fund.

Under the Plan, each Fund pays the Distributor and other securities dealers and other financial institutions and organizations for certain distribution activities. The above amounts represent payments to securities dealers and other financial institutions and organizations for certain distribution services. Amounts received by the Distributor

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may, additionally, subject to the Plan’s maximums, be used to cover certain other costs and expenses related to the distribution of Fund shares and provision of service to Fund shareholders, including: (a) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (b) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; (c) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (d) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of shares of the Funds. Each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of the Prospectus to current shareholders and the operation of its Plan(s), including related legal and accounting fees. A Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under a Plan for that Fund in that year.

The Plan provides that it may not be amended to increase materially the costs which the Funds may bear pursuant to the Plan without shareholder approval and that other material amendments to the Plan must be approved by the Board of Trustees, and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the particular Plan or any related agreement, by vote cast at a meeting called for the purpose of considering such amendments. The selection and nomination of the

Trustees have been committed to the discretion of the Trustees who are not “interested persons” of the Trust. The continuance of the Plan is subject to similar annual approval by the Trustees and the Plan Trustees.

The Plan is terminable at any time by a vote of a majority of the Plan Trustees or by vote of the holders of a majority of the shares of the Fund. The Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.

The Plan was initially approved by the Board of Trustees, as described above, for each Fund on the dates shown in the table below:

Fund	Date

AZL DFA Five-Year Global Fixed Income Fund	June 11, 2014

AZL DFA International Core Equity Fund	June 11, 2014

AZL DFA U.S. Core Equity Fund	June 11, 2014

AZL DFA U.S. Small Cap Fund	June 11, 2014

AZL Enhanced Bond Index Fund	February 21, 2009

AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	February 21, 2009

AZL Fidelity Institutional Asset Management® Total Bond Fund	June 12, 2012

AZL Gateway Fund	February 20, 2010

AZL Government Money Market Fund	October 6, 1999*

AZL International Index Fund	February 21, 2009

AZL MetWest Total Return Bond Fund	September 10, 2014

AZL Mid Cap Index Fund	February 21, 2009

AZL Moderate Index Strategy Fund	February 27, 2004

AZL MSCI Emerging Markets Equity Index Fund	February 25, 2006

AZL MSCI Global Equity Index Fund	February 21, 2009

AZL Russell 1000 Growth Index Fund	February 20, 2010

AZL Russell 1000 Value Index Fund	February 20, 2010

AZL S&P 500 Index Fund	February 23, 2007

AZL Small Cap Stock Index Fund	February 23, 2007

AZL T. Rowe Price Capital Appreciation Fund	September 6, 2001
*	Approved by the sole shareholder of the Fund on October 26, 1999.

CUSTODIAN

The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, New York 10286, serves as Custodian of the Fund. BNY Mellon is paid certain fees and reimbursed for certain out-of-pocket expenses for its services. Fees paid by the Fund for these services are included under “Other Expenses” in the Fees and Expenses table for each Fund.

TRANSFER AGENT

FIS Investor Services LLC, whose principal location of business is 4249 Easton Way Suite 400, Columbus, OH 43219, serves as the transfer agent to the Trust pursuant to a Transfer Agency Services Agreement with the Trust, assigned to FIS April 1, 2015. FIS also serves as the Transfer Agent to the FOF Trust. As Transfer Agent, FIS performs the following services in connection with each Fund’s shareholders of record: maintains shareholder

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records, processes shareholder purchase and redemption orders, processes transfers and exchanges of shares of the Funds on the shareholder files and records, and processes dividend payments and reinvestments.

SECURITIES LENDING

To generate additional income, each Fund may lend up to 33 1/3% of its portfolio securities to broker-dealers, banks or institutional borrowers of securities. Each loan must be secured continuously by cash collateral, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to at least 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day.

The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. The Fund bears all of the gains and losses on investment of collateral. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which could result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in the Manager’s judgment the consideration which can be earned from such loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

The Bank of New York Mellon (the “Securities Lending Agent”) serves as the Trust’s securities lending agent, as well as the Trust’s Custodian. The Securities Lending Agent administers each Fund’s securities lending program pursuant to the terms of a securities lending authorization agreement entered into between the Trust and the Securities Lending Agent. The Securities Lending Agent is responsible for locating borrowers, monitoring daily the value of the loaned securities and collateral, requiring additional collateral as necessary, qualified dividend management, negotiation of loan terms, selection of securities to be loaned, recordkeeping and account servicing, monitoring dividend activity relating to loaned securities, and arranging for return of loaned securities to the Fund at loan termination. Cash collateral received in connection with securities lending is invested on behalf of the Fund in one or more money-market funds or other short-term investments.

A Fund does not have the right to vote securities on loan; however, the Funds intend to terminate a loan and regain the right to vote a security if there is an opportunity to vote on a matter related to that security, although it may not be feasible to do so in every situation. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral.

The following table sets forth, for the most recently completed fiscal year, each Fund’s gross income received from securities lending activities, fees and/or other compensation paid by the Fund for securities lending activities, and net income earned by the fund for securities lending activities. The Funds do not pay separate fees for cash collateral management, administrative services, or indemnification, other than as reflected in the following table. Net income from securities lending activities may differ from the amount reported in a Fund’s annual report, which reflects estimated accruals.

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		Fees and/or compensation for securities lending activities and related services
Fund	Gross income from securities lending activities (including income from cash collateral reinvestment)	Share of revenue paid to the securites lending agent (“revenue split”)	Rebates paid to borrowers	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
AZL DFA Five-Year Global Fixed Income Fund	298	-16	-121	-137	162
AZL DFA International Core Equity Fund	6,952	-4,553	43,695	39,141	46,093
AZL DFA U.S. Core Equity Fund	9,660	-5,195	48,206	43,011	52,671
AZL DFA U.S. Small Cap Fund	10,367	-5,566	51,630	46,064	56,431
AZL Enhanced Bond Index Fund	67,561	-4,809	-14,108	-18,917	48,644
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	17,923	-2,657	11,651	8,995	26,918
AZL Fidelity Institutional Asset Management® Total Bond Fund	10,905	-2,696	19,087	16,390	27,296
AZL Gateway Fund	(a)	(a)	(a)	(a)	(a)
AZL Government Money Market Fund	(a)	(a)	(a)	(a)	(a)
AZL International Index Fund	55,971	-21,928	187,714	165,785	221,757
AZL MetWest Total Return Bond Fund	2,390	-590	4,171	3,582	5,971
AZL Mid Cap Index Fund	39,502	-8,254	52,252	43,998	83,500
AZL Moderate Index Strategy Fund	(a)	(a)	(a)	(a)	(a)

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		Fees and/or compensation for securities lending activities and related services
Fund	Gross income from securities lending activities (including income from cash collateral reinvestment)	Share of revenue paid to the securites lending agent (“revenue split”)	Rebates paid to borrowers	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
AZL MSCI Emerging Markets Equity Index Fund	8,224	-2,373	18,177	15,804	24,028
AZL MSCI Global Equity Index Fund	7,585	-2,393	19,080	16,686	24,271
AZL Russell 1000 Growth Index Fund	11,821	-2,445	15,393	12,948	24,770
AZL Russell 1000 Value Index Fund	14,670	-2,893	17,522	14,630	29,300
AZL S&P 500 Index Fund	12,562	-3,918	30,992	27,074	39,636
AZL Small Cap Stock Index Fund	85,485	-35,795	312,406	276,611	362,096
AZL T. Rowe Price Capital Appreciation Fund	8,438	-2,865	23,412	20,546	28,984
(a) The Fund does not participate in securities lending.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, NY 10017, is the independent registered public accounting firm for the Trust. PwC provides audit services, tax return preparation and assistance, and audit related services in connection with certain SEC filings for the Trust.

LEGAL COUNSEL

Stradley Ronon Stevens and Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103 serves as the Trust’s legal counsel.

CODES OF ETHICS

Federal law requires the Trust, its investment advisers and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Each code of ethics is included as an exhibit to the Trust’s registration statement which is on file with, and available from, the SEC. Each Code has been adopted pursuant to Rule 17j-1 under the 1940 Act and Rule 204A under the Investment Advisers Act of 1940.

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LICENSING ARRANGEMENTS

AZL MSCI Global Equity Index Fund, AZL MSCI Emerging Markets Equity Index Fund, and AZL International Index Fund

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE MANAGER AND THE FUND. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

AZL S&P 500 Index Fund, AZL Mid Cap Index Fund and AZL Small Cap Stock Index Fund (the “AZL Index Funds”)

The AZL S&P 500 Index Fund, AZL Mid Cap Index Fund and AZL Small Cap Stock Index Fund (the “AZL Index Funds”) are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the AZL Index Funds or any member of the public regarding the advisability of investing in securities generally or in the AZL Index Funds particularly or the ability of the S&P 500® Index, the S&P Mid

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Cap 400® Index and the S&P SmallCap 600® Index to track general stock market performance. S&P’s only relationship to the Manager (the “Licensee”) is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index, the S&P Mid Cap 400® Index and the S&P SmallCap 600® Index which are determined, composed and calculated by S&P without regard to the Licensee or the AZL Index Funds. S&P has no obligation to take the needs of the Licensee or the owners of the AZL Index Funds into consideration in determining, composing or calculating the S&P 500® Index, the S&P Mid Cap 400® Index and the S&P SmallCap 600® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the AZL Index Funds or the timing of the issuance or sale of the AZL Index Funds or in the determination or calculation of the equation by which the AZL Index Funds is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the AZL Index Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX, THE S&P MID CAP400® INDEX, THE S&P SMALLCAP 600® INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE AZL INDEX FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX, THE S&P MID CAP400® INDEX, THE S&P SMALLCAP 600® INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX, THE S&P MID CAP400® INDEX, THE S&P SMALLCAP 600® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

AZL Russell 1000 Growth Index Fund and AZL Russell 1000 Value Index Fund (the “AZL Russell Index Funds”)

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

The AZL Russell Index Funds are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments (“Russell”). Russell is not responsible for and has not reviewed the AZL Russell Index Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

The Trust is a Delaware business trust organized on July 13, 1999. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. The shares are offered on a continuous basis. Pursuant to such authority, the Board of Trustees has established 20 series, each previously named and defined collectively as the “Funds.” Each share of each Fund represents an equal proportionate interest with each other share of that series. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the

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relative net assets of each series. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable. No commissions are paid for distributing the Funds’ shares.

Under the terms of the Declaration of Trust, the Trust is not required to hold annual shareholder meetings. Shareholder meetings for the purpose of electing Trustees will not be held, unless required by law, unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office deem it appropriate to call a shareholders’ meeting for the election of Trustees. At meetings of shareholders, each share is entitled to one vote for each dollar of net asset value applicable to such share. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect all of the Trustees to be elected at a meeting.

The shareholders of the Trust are the Participating Insurance Companies, the Separate Accounts, and the FOF Trust, which hold the right to vote upon matters at any meeting of the shareholders of the Trust. However, the Trust understands that the Participating Insurance Companies generally will solicit voting instructions from Contract owners regarding matters submitted to shareholder vote and the Participating Insurance Companies will vote all outstanding shares of any Fund of the Trust in accordance with instructions timely given by the owners of the Contracts for which the Fund serves as a funding vehicle. Fund shares held by a Separate Account as to which no instructions have been received or that are not attributable to a Contract owner, Fund shares held by a Participating Insurance Company for its own account, and Fund shares held by the FOF Trust also will be voted for or against any proposition, or in abstention, in the same proportion as the shares as to which instructions have been received. Because most Contract owners do not provide instructions, the effect of this proportional voting is that a small number of Contract owners can determine the outcome of the voting. If, in the future, a Participating Insurance Company determines that it is permitted to vote any shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

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Certain VIP Funds have been renamed since their inception. The following table includes each VIP Fund’s date of inception and any previous names:

Investment Options	Fund Inception	Previous Name	Dates	Previous Name	Dates

AZL DFA Five-Year Global Fixed Income Fund	04/27/15
AZL DFA International Core Equity Fund	04/27/15
AZL DFA U.S. Core Equity Fund	04/27/15
AZL DFA U.S. Small Cap Fund	04/27/15
AZL Enhanced Bond Index Fund	07/10/09
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	10/23/09	AZL Pyramis® Multi- Strategy Fund	10/14/16 to 05/01/18	AZL Franklin Templeton Founding Strategy Plus Fund	10/23/09 to 10/14/16
AZL Fidelity Institutional Asset Management® Total Bond Fund	09/05/12	AZL Pyramis® Total Bond Fund	04/27/15 to 05/01/18	AZL Pyramis® Core Bond Fund	09/05/12 to 04/27/15
AZL Gateway Fund	04/30/10
AZL Government Money Market Fund(1)	02/01/00	AZL Money Market Fund	4/30/02 to 05/01/16	AZOA Money Market Fund	11/5/01 to 04/30/02
AZL International Index Fund	05/01/09
AZL MetWest Total Return Bond Fund	11/17/14
AZL Mid Cap Index Fund	05/01/09
AZL Moderate Index Strategy Fund	05/03/04	AZL Invesco Equity and Income Fund	05/01/11 to 10/14/16	AZL Van Kampen Equity and Income Fund	5/3/04 to 05/01/11
AZL MSCI Emerging Markets Equity Index Fund(2)	05/01/06	AZL Emerging Markets Equity Index Fund	10/14/16 to 04/24/17	AZL Schroder Emerging Markets Equity Fund	12/07/07 to 10/14/16
AZL MSCI Global Equity Index Fund	05/01/09	AZL Global Equity Index Fund	10/14/16 to 04/24/17	AZL NFJ International Value Fund	05/01/09 to 10/14/16
AZL Russell 1000 Growth Index Fund	04/30/10
AZL Russell 1000 Value Index Fund	04/30/10
AZL S&P 500 Index Fund	05/01/07
AZL Small Cap Stock Index Fund	05/01/07
AZL T. Rowe Price Capital Appreciation Fund	11/05/01	AZL Davis New York Venture Fund	03/08/04 to 11/15/13	USAZ AllianceBernstein Growth and Income Fund	11/5/01 to 03/07/04
(1)	Previous Name: USAllianz VIP Money Market Fund 2/1/00 to 11/4/01
(2)	Previous name AZL Oppenheimer Developing Markets Fund from 5/1/06 to 12/7/07.

VOTE OF A MAJORITY OF THE OUTSTANDING SHARES

As used in the Funds’ Prospectus and in this SAI, “vote of a majority of the outstanding shares” of the Trust or any Fund means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of: (a) 67% or more of the votes of shareholders of the Trust or the Fund, present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than fifty percent (50%) of the outstanding votes of shareholders of the Trust or the Fund.

ADDITIONAL TAX INFORMATION

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”). Because shares of the Fund are sold only to separate accounts of insurance companies, the tax consequences described below are generally not applicable to an owner of a variable life insurance policy or variable annuity contract (“variable contract”).

This “Additional Tax Information” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Fund selected as an investment option. Holders of variable contracts should consult their own tax advisors for more information on their tax situation, including the possible applicability of federal, state, local and foreign taxes.

Taxation of the Fund

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The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•

Distribution Requirement – the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•

Income Requirement – the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•

Asset Diversification Test – the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

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Fund-of-Funds. Distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in distributions to shareholders of ordinary income or capital gains. The Fund generally will not be able to currently offset gains realized by one underlying fund in which it invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, unless the Fund is a qualified fund-of-funds discussed below, the Fund (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes and (b) is not eligible to pass-through to shareholders exempt-interest dividends from an underlying fund. Dividends paid by the Fund from interest earned by an underlying fund on U.S. government obligations is unlikely to be exempt from state and local income tax. However, the Fund is eligible to pass-through to shareholders dividends eligible for the corporate dividends-received deduction earned by an underlying fund. A qualified fund-of-funds, i.e., a Fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see “Distributions of Capital Gains” below).A “qualified late year loss” includes:

(i)

any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii)

the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to- market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

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Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise Tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Federal excise taxes will not apply to the Fund in a given calendar year, however, if all of its shareholders (other than certain “permitted shareholders”) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. For purposes of determining whether the Fund qualifies for this exemption, any shares attributable to an investment in the Fund made in connection with organization of the Fund is disregarded as long as the investment does not exceed $250,000. Permitted shareholders include other RICs eligible for the exemption (e.g. insurance dedicated fund-of-funds).If the Fund fails to qualify for the exemption, the Fund intends to declare and pay these distributions in December (or to pay them in January, in which case shareholders must treat them as received in December) to avoid any material liability for federal excise tax, but can give no assurances that its distributions will be sufficient to eliminate all taxes. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so.

Special Rules Applicable to Variable Contracts

The Fund intends to comply with the diversification requirements of Section 817(h) of the Code and the regulations thereunder relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts (referred to as “segregated asset accounts” for federal income tax purposes). If these requirements are not met, or under other limited circumstances, it is possible that the contract owners (rather than the insurance company) will be treated for federal income tax purposes as the taxable owners of the assets held by the segregated asset accounts. The Fund intends to comply with these diversification requirements.

Section 817(h) of the Code generally requires a variable contract (other than a pension plan contract) that is based on a segregated asset account to be adequately diversified. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, the Fund must either (a) satisfy the Asset Diversification Test and have no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (b) have no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For the purposes of clause (b), all securities of the same issuer are considered a single investment, each agency or instrumentality of the U.S. government is

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treated as a separate issuer of securities, and a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer of securities.

Section 817(h) of the Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as the Fund. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 1.817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if –

•	All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and
•	Public access to such investment company is available exclusively through the purchase of a variable contract.

As provided in their offering documents, all the beneficial interests in the Fund are held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Fund (and any corresponding regulated investment company such as a fund-of-funds that invests in the Fund) is available solely through the purchase of a variable contract (such a fund is sometimes referred to as a “closed fund”). Under the look-through rule of Section 817(h) of the Code and Treasury Regulations Section 1.817-5(f), a pro rata portion of each asset of the Fund, including a pro rata portion of each asset of any underlying fund that is a closed fund in which the Fund invests, is treated as an asset of the investing segregated asset account for purposes of determining whether the segregated asset account is adequately diversified. See also, Revenue Ruling 2005-7.

For a variable contract to qualify for tax deferral, assets in the segregated asset accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Accordingly, a contract owner should not have an impermissible level of control over the Fund’s investment in any particular asset so as to avoid the prohibition on investor control. If the contract owner were considered the owner of the segregated asset account, income and gains produced by the underlying assets would be included currently in the contract owner’s gross income with the variable contract being characterized as a mere “wrapper.” The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the segregated asset account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the segregated asset account, and is likely to issue additional rulings in the future. It is not known what standards will be set forth in any such rulings or when, if at all, these rulings may be issued.

The IRS may consider several factors in determining whether a contract owner has an impermissible level of investor control over a segregated asset account. One factor the IRS considers when a segregated asset account invests in one or more RICs is whether a RIC’s investment strategies are sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in the segregated asset account. Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract owner from being deemed to be making particular investment decisions through its investment in a segregated asset account. The relationship between the Fund and the variable contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the Fund reserves the right to make such changes as are deemed necessary or appropriate to reduce the risk that a variable contract might be subject to current taxation because of investor control.

Another factor that the IRS examines concerns actions of contract owners. Under the IRS pronouncements, a contract owner may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular fund. A contract owner thus may not select or direct the purchase or sale of a particular investment of the Fund. All investment decisions concerning the Fund must be made by the portfolio managers in their sole and absolute discretion, and not by a contract owner. Furthermore, under the IRS pronouncements, a contract owner may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the Fund.

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The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a segregated asset account’s investments in funds such as the Fund, and such guidance could affect the treatment of the Fund, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described, or that the Fund will not have to change its investment objectives or investment policies. The Fund’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.

Taxation of Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.

Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund also may recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to the separate account. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to the separate account may be qualified dividends eligible for the corporate dividends-received deduction. See the discussion below under the heading, “Dividends-Received Deduction for Corporations.”

Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be distributable as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be distributable as long-term capital gain. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Maintaining a $1 share price (AZL Government Money Market Fund). Gains and losses on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Fund to adjust its dividends to maintain its $1 share price. This procedure may result in under- or over-distributions by the Fund of its net investment income. This in turn may result in return of capital distributions, the effect of which is described in the following paragraph.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any excess will be treated as gain from the sale of its shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, or if the Fund is a qualified fund-of-funds, the Fund may elect to pass through to the Fund’s shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders).Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of ” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

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Tax Credit Bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. (Under the TCJA, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Consent Dividends. The Fund may utilize the consent dividend provisions of section 565 of the Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders.

In General. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating

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the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax- exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such

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income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a U.S. REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits.

Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” In addition, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund – Foreign income tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States, which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. Code Section 860E(f) further provides that, except as provided in regulations (which have not been issued), with respect to any variable contract (as defined in section 817), there shall be no adjustment in the reserve to the extent of any excess inclusion. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Securities Lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of ” dividends are not considered dividend income. These distributions will not qualify for the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of ” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

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Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of ” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in Securities of Uncertain Tax Character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Tax Consequences To Shareholders

Since shareholders of the Fund will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.

PERFORMANCE INFORMATION

From time to time performance information for the Funds showing their standardized average annual total return, non-standardized return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Standardized average annual total return of a Fund will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge, if any. Standardized average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Yield of a Fund will be computed by dividing a Fund’s net investment income per share earned during a recent one-month period by that Fund’s per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

In addition, from time to time the Funds may present their respective distribution rates in shareholder reports and in supplemental sales literature which is accompanied or preceded by a Prospectus and in shareholder reports.

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Distribution rates will be computed by dividing the distribution per share over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

Total return, whether standardized or non-standardized, and yield are functions of the type and quality of instruments held in the portfolio, levels of operation expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by Allianz Life or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations. Such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Manager or the Distributor voluntarily reduce all or a part of their respective fees, as further discussed in the Prospectus, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

Yields and total returns quoted for the Funds include the effect of deducting the Funds’ expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Funds may be purchased only through a variable annuity contract or variable life insurance policy, you should carefully review the prospectus of the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. Including these charges in the quotations of the Funds’ yield and total return would have the effect of decreasing performance. Performance information for the Funds must always be accompanied by, and reviewed with, performance information for the insurance product which invests in the Funds.

YIELDS OF THE GOVERNMENT MONEY MARKET FUND

The standardized seven-day yield for the AZL Government Money Market Fund is computed: (1) by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in that Fund having a balance of one share at the beginning of the seven-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts; (2) dividing the difference by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the account value of the AZL Government Money Market Fund includes the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any additional shares, and all fees, other than non-recurring account charges charged to all shareholder accounts in proportion to the length of the base period and assuming that Fund’s average account size. The capital changes to be excluded from the calculation of the net change in account value are net realized gains and losses from the sale of securities and unrealized appreciation and depreciation.

At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

YIELDS OF THE NON-MONEY MARKET FUNDS

Yields of each of the Non-Money Market Funds will be computed by analyzing net investment income per share for a recent thirty-day period and dividing that amount by a Fund share’s maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Non-Money Market Funds will vary from time to time depending upon market conditions, the composition of a Fund’s portfolio and operating expenses of the Trust allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of each of the Funds.

CALCULATION OF TOTAL RETURN

Standardized average annual total return is a measure of the change in value of the investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately

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rather than paid to a Fund in cash. Standardized average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

MISCELLANEOUS

Individual Trustees are elected by the shareholders and, subject to removal by a vote of two-thirds of the Board of Trustees, serve until their successors are elected and qualified. Meetings of shareholders are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than two-thirds of the shares then outstanding.

The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision of the management policies of the Trust.

The Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC by payment of the prescribed duplicating fee.

Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Funds are the investment vehicle will receive from the Participating Insurance Companies the Trust’s unaudited semi-annual financial statements and year-end financial statements audited by the Trust’s independent registered public accounting firm. Each report will show the investments owned by the Funds and the market values of the investments and will provide other information about the Funds and their operations.

The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated and unaffiliated Participating Insurance Companies arising from the fact that the interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflict between the affiliated or unaffiliated Participating Insurance Companies. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.

The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

FINANCIAL STATEMENTS

The audited financial statements for each Fund’s most recent fiscal year ended December 31, 2020, including the notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated into this SAI by reference to the Annual Reports to shareholders for the Funds contained in the Form N-CSR filed on March 8, 2021.

The portions of such Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not a part of this Registration Statement.

A copy of the Annual Report and the Funds’ latest Semi-Annual Report may be obtained without charge on the internet by accessing the Allianz Life website at https://www.allianzlife.com or upon written request from the Trust at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, or by calling toll free 1-800-624-0197.

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PROXY VOTING POLICIES AND PROCEDURES

The proxy voting policies and procedures of the Trust, Allianz Investment Management LLC, and all of the Subadvisers are located in Appendix B to this SAI.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by accessing the Fund’s website at https://www.allianzlife.com or by accessing the SEC’s EDGAR database via the Internet at www.sec.gov.

APPENDIX A

COMMERCIAL PAPER RATINGS

A Standard & Poor’s (“S&P”) commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor’s for commercial paper:

“A-1” – Obligations are rated in the highest category indicating that the obligor’s capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated “A-1”. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” – Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

“D” – Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for commercial paper:

“Prime-1” – Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” – Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3” – Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

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“Not Prime” – Issuers do not fall within any of the rating categories.

The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are “D-1,” “D-2” and “D-3.” Duff & Phelps employs three designations, “D-1+,” “D-1” and “D-1-,” within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

“D-1+” – Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

“D-1” – Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

“D-1” – Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

“D-2” – Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

“D-3” – Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

“D-4” – Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

“D-5” – Issuer has failed to meet scheduled principal and/or interest payments.

Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated “F1.”

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

“D” – Securities are in actual or imminent payment default.

Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

“TBW-1” – This designation represents Thomson BankWatch’s highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

“TBW-2” – This designation represents Thomson BankWatch’s second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated “TBW-1.”

“TBW-3” – This designation represents Thomson BankWatch’s lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

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“TBW-4” – This designation represents Thomson BankWatch’s lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND LONG-TERM DEBT RATINGS

The following summarizes the ratings used by Standard & Poor’s (“S&P”) for corporate and municipal debt:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” –An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Debt is regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – Debt is more vulnerable to non-payment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to non-payment.

“C” – The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

“D” – An obligation rated “D” is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. “D” rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-) – The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

“r” – This rating is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

“Aaa” – Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

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“Aa” – Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

“A” – Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

“Baa” – Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba,” “B,” “Caa,” “Ca” and “C” – Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” are of poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (-) – Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

“AAA” – Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

“AA” – Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

“A” – Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

“BBB” – Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

“BB,” “B,” “CCC,” “DD” and “DP” – Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated “BB” is deemed likely to meet obligations when due. Debt rated “B” possesses the risk that obligations will not be met when due. Debt rated “CCC” is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated “DD” is a defaulted debt obligation, and the rating “DP” represents preferred stock with dividend arrearages.

To provide more detailed indications of credit quality, the “AA,” “A,” “BBB,” “BB” and “B” ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

“AAA” – Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

“AA” – Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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“A” – Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

“BBB” – Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

“BB” – Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” – Bonds are in default. Securities are not meeting obligations and are extremely speculative. “DDD” designates the highest potential for recovery on these securities, and “D” represents the lowest potential for recovery.

To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including “AA” to “B” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

“AAA” – This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

“AA” – This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

“A” –This designation indicates that the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

“BBB” – This designation represents Thomson BankWatch’s lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

“BB,” “B,” “CCC” and “CC” – These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation.

“D” – This designation indicates that the long-term debt is in default.

PLUS (+) OR MINUS (-) – The ratings from “AAA” through “CC” may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

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APPENDIX B – PROXY VOTING POLICIES

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AIM ETF PRODUCTS TRUST

Proxy Voting Policy and Procedures (revised effective March 1, 2020)

I.	Policy
A.

Basis for Proxy Voting. The Allianz Variable Insurance Products Trust (the “VIP Trust”), the Allianz Variable Insurance Products Fund of Funds Trust (the “FOF Trust”; together with the VIP Trust, the “VA Trusts”) and the AIM ETF Products Trust (the “ETF Trust”; together with the VA Trusts, the “Trusts”) seek to vote proxies received with respect to the securities held by one or more of their outstanding series (each, a “Fund”) in a manner that is most likely to maximize the monetary value of the holdings of the relevant Fund and to maximize the likelihood of a favorable investment return.

B.

Delegation of Proxy Voting. The Board of Trustees (the “Board”) of the Trusts recognizes that the right to vote a proxy with respect to the securities that each Fund holds is an asset of that Fund and that the oversight of the effective management of this asset is a part of the Board’s oversight responsibility and the obligations of the Trusts’ officers. The Board further recognizes that the voting of proxies is an integral part of the services provided by Allianz Investment Management LLC (“AIM”) and by those investment advisers retained by AIM to provide day-to-day investment management services to the Funds of the VIP Trust (each, a “Subadviser”). Accordingly, the Board hereby delegates to AIM or to each Subadviser of a Fund of the VIP Trust, as the case may be, the responsibility for voting proxies on securities held by any Fund, the purchase and holding of which is a result of one or more investment decisions made by AIM or such Subadviser, subject to the continuing oversight of the Board(1) (hereafter, AIM and the Subadvisers may, as appropriate, be referred to individually as a “Manager” or collectively as the “Managers”).

(1)	This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

C.

Monitoring of Proxy Voting by Subadvisers. The Board further delegates to AIM, as an integral part of those services provided by AIM to the VIP Trust pursuant to its agreement with the VIP Trust dated April 27, 2001, the responsibility for receiving appropriate representations that each Subadviser votes proxies received with respect to Fund securities in a manner that is consistent with such Subadviser’s fiduciary obligation to the VIP Trust and the proxy voting policies, procedures, and guidelines (“Proxy Voting Policies”) adopted by such Subadviser.

II.	Procedures
A.

Manager Proxy Voting Policies; Board Oversight. The Proxy Voting Policies of each Manager are incorporated by reference herein. The officers of the Trusts shall obtain from each Manager the Proxy Voting Policies adopted by such Manager. Generally, a Manager’s Proxy Voting Policies initially shall be presented to the Board for review and approval not later than the Board meeting at which the agreement dealing with the services to be provided by the Manager is submitted for the Board’s review and approval. Thereafter, Proxy Voting Policies or a summary thereof for each Manager shall be presented to the Board at least annually for its review and approval. The Trusts’ officers shall use reasonable efforts to ensure that the Board is notified promptly of any material changes in the Proxy Voting Policies of each Manager.

B.	Specific Matters.
1.

Conflict of Interest. The Trusts recognize that there may be instances in which a Manager (or affiliated persons of a Manager) has a financial interest in a matter presented by a proxy. In reviewing the adequacy of Proxy Voting Policies provided to the Trusts by Managers, the Trusts’ officers will evaluate the extent to which conflicts of interest have been addressed; including the extent to which the existence of pre-determined voting policies have been established such that the Manager has limited discretion in making a proxy voting decision in the event of a conflict of interest, or existence of other specific decision-making mechanisms to ensure that any decision with respect to a proposal representing a conflict between the interests of the Manager and the Trusts would be effectively insulated from the conflict and the basis for such decision fully documented. In limited circumstances, a Manager may be unable to make a decision with regard to a particular proxy vote in accordance with its Proxy Voting Policies, due to the

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existence of a conflict. In these circumstances, and where the Manager advises the Trust of such a conflict and its inability to vote, the Trusts may direct the Manager how to vote. In directing a Manager how to vote, the Trusts may rely on one or more of the following considerations: the advice of counsel, or an independent third party; any voting decisions being made by other Managers to the Trusts on the same proxy voting decision, where a conflict does not exist; the policies and procedures of the Manager that is unable to vote due to the conflict; or any other consideration affecting the Trusts.

2.

Differences Among Proxy Voting Policies. The Trusts recognize that there may be instances where the responsibility for voting proxies with respect to a single security is vested in two or more Managers (such as, when more than one Fund, or two or more subportfolios of the same Fund that are managed by different Managers, hold voting securities of a single issuer). Under these circumstances, there is the possibility that the application of relevant Proxy Voting Policies will result in proxies being voted inconsistently. It is the position of the Trusts that such circumstance will not be deemed to suggest improper action on the part of any Manager or the Trusts.

3.

Proxy Voting for Loaned Securities. Portfolio securities of the Funds may, from time to time, be on loan through a securities lending program or securities lending arrangement with a third party (“Loaned Securities”). Currently, only the VIP Trust participates in securities lending. Voting rights that accompany Loaned Securities generally pass to the borrower of the securities. Because the right to vote a proxy with respect to the securities that each Fund holds is an important asset of that Fund, particularly, although not exclusively, with respect to proxies involving important or material events, it is the policy of the Trusts that it will direct the securities lending agent(s) to use reasonable efforts to recall Loaned Securities for the purpose of voting all proxies

The Trusts recognize that the ability to timely recall shares for proxy voting purposes requires the cooperation of the securities lending agent(s) and other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall Loaned Securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting securities. The Trusts and their securities lending agent(s), and not the Managers, are responsible for recalling Loaned Securities.

4.

Cost-Benefit Analysis Involving Voting Proxies. The Trusts recognize that there may be circumstances in which refraining from voting a proxy may be in a Fund’s best interest, such as when the Manager determines that the cost of voting a proxy exceeds any expected benefit to the Fund. For example, a Manager may refrain from voting a proxy on behalf of a Fund due to de minimis holdings, immaterial impact on the portfolio, items relating to foreign issues (such as those described below) and timing issues related to the opening/closing of accounts. A Manager may refrain from voting a proxy of a foreign issue due to logistical considerations that may have a detrimental effect on the Manager’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language; (ii) untimely notice of a shareholder meeting; (iii) requirements to vote proxies in person; (iv) restrictions on a foreigner’s ability to exercise votes; (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting; or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Managers are expected, however, to vote all such proxies on a best-efforts basis.

5.

Proxy Voting for Affiliated Underlying Funds. Certain Funds of the Trusts may invest in shares of other investment companies (“Underlying Funds”) which may be advised by the Fund’s Manager or its affiliates. In particular, the Funds of the FOF Trust, each of which is advised by AIM, are expected to invest primarily in the shares of Underlying Funds which are advised by AIM or its affiliates. It is the policy of the Trusts that any proxy solicited by such an affiliated Underlying Fund shall be voted by the Trusts in the same ratio as shares are voted by the investors of such Underlying Fund who are not affiliated with the Manager or the Trusts. In the event that the affiliated Underlying Fund has no investors who are not affiliated with the Manager or the Trusts, any proxy solicited by such an affiliated Underlying Fund shall be voted by the Trusts in accordance with the recommendation of the Underlying Fund’s board.

C.	Voting Record Reporting.
1.	Maintenance of Manager Voting Records. No less than annually, the Trusts shall obtain from each Manager a record of each proxy voted with respect to portfolio securities of each Fund of the Trusts

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managed, in whole or in part, by that Manager during the year. This record may be provided directly by the Manager or accessed via an appropriate electronic means in the manner contemplated under relevant regulations promulgated by the Securities and Exchange Commission.

2.

Annual Filing on Form N-PX. Each of the Trusts shall file an annual report of each proxy voted with respect to securities of the Trust’s Funds during the 12-month period ended June 30 on Form N-PX not later than August 31 of each year.

III.	Revocation

The delegation of the authority to vote proxies relating to portfolio securities of any Fund is entirely voluntary and may be revoked by either or both of the Trusts, acting by resolution of the Board, in whole or in part, at any time.

IV.	Disclosures
A.	Each of the Trusts shall include in its registration statement:
1.	Either copies of or a description of this policy and of each Manager’s Proxy Voting Policies; and
2.

A statement disclosing that information regarding how the Trust voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

B.	Each of the Trusts shall include in its Annual and Semi-Annual Reports to shareholders:
1.

A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to securities of the Trust’s Funds is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; and on the SEC website.

2.

A statement disclosing that information regarding how the Trust voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

ALLIANZ INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures (revised February 23, 2021)

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Allianz Investment Management LLC (“AIM”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”)1. AIM serves as the investment adviser to various clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”)2. These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of AIM and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff.

AIM will implement these Policies and Procedures for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. AIM’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. These Policies and Procedures also apply to any voting rights and/or

1 These Policies and Procedures are adopted by AIM pursuant to Rule 206(4)-6 under the Advisers Act. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

2 These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

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consent rights of AIM, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures3.

Set forth below are AIM’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which AIM has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of AIM’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

AIM may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

AIM seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, AIM will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.	convening an ad-hoc committee to assess and resolve the conflict[4];
2.	voting in accordance with the policies of the client or with the instructions or consent of the client after providing notice of and disclosing the conflict to that client;
3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;
4.	suggesting that the client engage another party to determine how the proxies should be voted;
5.	delegating the vote to an independent third-party service provider; or
6.	voting in accordance with the factors discussed in these Policies and Procedures.

AIM will document the process of resolving any identified material conflict of interest.

Reporting Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law or otherwise approved by AIM, AIM will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, AIM will disclose to its clients or the entity delegating the voting authority to AIM for such clients (for example, trustees or consultants retained by the client), how AIM voted such client’s proxy. In addition, AIM provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by AIM. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how AIM voted that client’s proxies is available upon request.

Record Keeping

AIM or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by AIM on behalf of a client; (4) a copy of any document created by AIM that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision;

3 For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of AIM on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

4 Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

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and (5) a copy of each written client request for proxy voting records and any written response from AIM to any (written or oral) client request for such records. Additionally, AIM or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by AIM or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of AIM or its agent.

Review and Oversight

AIM’s proxy voting procedures are described below. AIM’s compliance group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.

1.

Receipt of Proxies by AIM. AIM’s Fund Investment Oversight Committee (“FIO”) generally will receive notice of any proxy from registered owners of record (for example, custodian bank or other third-party service providers).

2.

Conflicts of Interest. The FIO will engage the compliance group to review each proxy to determine whether there may be a material conflict between AIM and its client. As part of this review, the compliance group will determine whether the issuer of the security or proponent of the proposal is a client or affiliate of AIM, or if a client or affiliate has actively solicited AIM to support a particular position.

3.	Vote. The FIO will review the information, will vote the proxy in accordance with these Policies and Procedures.
4.

Transmittal to Third Parties. The FIO will document the decision for each proxy received in a format designated by the custodian bank or other third party service provider. The FIO will maintain a log of all corporate actions, including proxy voting, that indicates, among other things, the date the notice was received and verified, the FIO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date, and any action taken.

5.

Information Barriers. Certain entities controlling, controlled by, or under common control with AIM (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer, and investment banking activities. AIM personnel and AIM’s agents are prohibited from disclosing information regarding AIM’s voting intentions to any Affiliate. Any AIM personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which AIM or its delegate intend to vote on a specific issue must terminate the contact and notify the compliance group immediately.

Certain personnel performing duties for AIM also are employed by and perform duties for Allianz Life Insurance Company of North America (“AZL”), which owns AIM. In certain circumstances, AIM personnel involved in the process of voting proxies on behalf of AIM’s client may also be involved in the process of voting the same proxies on behalf of AZL or other Affiliates. Any such circumstances should be reported to AIM’s compliance group, which will be responsible to ensure that the interests of AIM’s clients are protected and that any conflicts of interest are identified and resolved.

Categories of Proxy Voting Issues

In general, AIM reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. AIM considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. AIM may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because AIM believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of AIM’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of AIM, and a non-exhaustive list of factors that AIM may consider in determining how to vote the client’s proxies.

Board of Directors

1.

Independence. AIM may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation, and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

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2.

Director Tenure and Retirement. AIM may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

3.

Nominations in Elections. AIM may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

4.

Separation of Chairman and CEO Positions. AIM may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

5.

D&O Indemnification and Liability Protection. AIM may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (for example, negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6.

Stock Ownership. AIM may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his/her duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses

1.

Contested Director Nominations. AIM may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2.

Reimbursement for Proxy Solicitation Expenses. AIM may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

3.	Ability to Alter the Size of the Board by Shareholders. AIM may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.
4.

Ability to Remove Directors by Shareholders. AIM may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies

5.

Cumulative Voting. AIM may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

6.

Supermajority Shareholder Requirements. AIM may consider all relevant factors, including but not limited to, limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

1.

Classified Boards. AIM may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

2.

Poison Pills. AIM may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

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3.

Fair Price Provisions. AIM may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (for example, supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

1.

Stock Authorizations. AIM may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2.

Issuance of Preferred Stock. AIM may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3.

Stock Splits. AIM may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

4.

Reverse Stock Splits. AIM may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

1.

Stock Option Plans. AIM may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

2.

Director Compensation. AIM may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3.

Golden and Tin Parachutes. AIM may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

State Takeover Statutes. AIM may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

1.

Mergers and Acquisitions. AIM may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. AIM may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

2.

Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, AIM may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect

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to a proxy proposal that includes an asset sale, AIM may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, AIM may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

Except as otherwise provided in the following paragraph, for a client that is invested in an investment company, AIM votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by AIM or its affiliates, if there is a conflict of interest that may be presented when voting for the client (for example, a proposal to approve a contract between AIM and the investment company), AIM will resolve the conflict by doing any one of the following: (i) voting in accordance with the written policies of the client or with the instructions or consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

1.

Election of Directors or Trustees. AIM may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

2.

Converting Closed-End Fund to Open-End Fund. AIM may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3.

Proxy Contests. AIM may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

4.

Investment Advisory Agreements. AIM may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) total return performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

5.

Policies Established in Accordance with the 1940 Act. AIM may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6.

Changing a Fundamental Restriction to a Non-Fundamental Restriction. AIM may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

7.

Rule 12b-1 Plans. AIM may consider the following when voting on a proposal to approve a Rule 12b-1 Plan: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8.

Names Rule Proposals. AIM may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9.

Disposition of Assets/Termination/Liquidation. AIM may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

10.

Changes to Charter Documents. AIM may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

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11.

Changing the Domicile of a Fund. AIM may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12.

Change in Fund’s Subclassification. AIM may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

1.

Waivers and Consents. AIM may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities that are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2.

Voting on Chapter 11 Plans of Liquidation or Reorganization. AIM may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

1.

Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” AIM may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) AIM’s responsibility to consider actions before supporting them.

2.

Equal Access. AIM may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

3.

Charitable Contributions. AIM may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

4.

Special Interest Issues. AIM may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

B L A C K R O C K    P R O X Y    V O T I N G    P O L I C I E S    A N D    P R O C E D U R E S

Introduction

We believe BlackRock has a responsibility to monitor and provide feedback to companies, in our role as stewards of our clients’ investments. BlackRock Investment Stewardship (“BIS”) does this through engagement with management teams and/or board members on material business issues, including environmental, social, and governance (“ESG”) matters and, for those clients who have given us authority, through voting proxies in the best long-term economic interests of our clients.

The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BIS’ general philosophy and approach to ESG factors, as well as our expectations of directors, that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies

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or provide a guide to how BlackRock will vote in every instance. They are applied with discretion, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items.

Voting guidelines

These guidelines are divided into eight key themes, which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure

•	Mergers, acquisitions, asset sales, and other special transactions

•	Executive compensation

•	Environmental and social issues

•	General corporate governance matters

•	Shareholder protections

Boards and directors

The effective performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most critical responsibilities.

Disclosure of material issues that affect the company’s long-term strategy and value creation, including material ESG factors, is essential for shareholders to be able to appropriately understand and assess how effectively the board is identifying, managing, and mitigating risks.

Where we conclude that a board has failed to address or disclose one or more material issues within a specified timeframe, we may hold directors accountable or take other appropriate action in the context of our voting decisions.

Director elections

Where a board has not adequately demonstrated, through company disclosures and actions, how material issues are appropriately identified, managed, and overseen, we will consider withholding our support for the re-election of directors whom we hold accountable.

In addition, we may withhold votes from directors or members of particular board committees in certain situations, as indicated below.

Independence

We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating/ governance committees, should be independent. Our view of independence may vary from listing standards.

Common impediments to independence may include:

•	Employment as a senior executive by the company or a subsidiary within the past five years

•	An equity ownership in the company in excess of 20%

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•

Having any other interest, business, or relationship (professional or personal) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company

•	When evaluating controlled companies, as defined by the U.S. stock exchanges, we may vote against insiders or affiliates who sit on the audit committee, but not other key committees

We may vote against directors serving on key committees who we do not consider to be independent.

Oversight

We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and/or individual directors in the following circumstances:

•

Where the board has failed to exercise sufficient oversight with regard to material ESG risk factors, or the company has failed to provide shareholders with adequate disclosure to conclude appropriate strategic consideration is given to these factors by the board

•

Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, we may vote against members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee

•

Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue

•

The chair of the nominating/ governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. This may not apply in the case of a controlled company

•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his/ her ability to represent the best long-term economic interests of shareholders

•

Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable committee meetings to be poor attendance

•

Where a director serves on an excessive number of boards, which may limit his/ her capacity to focus on each board’s requirements. The following identifies the maximum number of boards on which a director may serve, before he/ she is considered to be over-committed:

	Public Company Executive or Fund Manager[5]	# Outside Public Boards[6]	Total # of Public Boards

Director A	✓	1	2

Director B		3	4

5 In this instance, “fund manager” refers to individuals whose full-time employment involves responsibility for the investment and oversight of fund vehicles, and those who have employment as professional investors and provide oversight for those holdings.

6 In addition to the company under review

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Responsiveness to shareholders

We expect a board to be engaged and responsive to its shareholders, including acknowledging voting outcomes for shareholder proposals, director elections, compensation, and other ballot items. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the responsible committees and/or individual directors. The following illustrates common circumstances:

•

The independent chair or lead independent director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession

•

The chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial against vote

•

The independent chair or lead independent director and/ or members of the nominating/governance committee, where a board fails to consider shareholder proposals that receive substantial support, and the proposals, in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation

Shareholder rights

We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and/or individual directors. The following illustrates common circumstances:

•	The independent chair or lead independent director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval

•

The independent chair or lead independent director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights

•	Members of the compensation committee where the company has repriced options without shareholder approval

•

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding the actions of a committee and the responsible member(s) or committee chair are not up for re-election, we will generally register our concern by voting against all available members of the relevant committee

Board composition and effectiveness

We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating/ governance committee or the lead independent director.

Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of a variety of views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity, including personal factors, such as gender, ethnicity, race, and age, as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.

We encourage boards to disclose:

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•	The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company

•

The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates

•	The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/ or sensitive details

•

Demographics related to board diversity, including, but not limited to, gender, ethnicity, race, age, and geographic location, in addition to measurable milestones to achieve a boardroom reflective of multi-faceted racial, ethnic, and gender representation

Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.

Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits. BlackRock will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.

To the extent that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, based on our assessment, we may vote against members of the nominating/governance committee for an apparent lack of commitment to board effectiveness.

Board size

We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for the necessary range of skills and experience or too large to function efficiently.

CEO and management succession planning

There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

Classified board of directors/staggered terms

We believe that directors should be re-elected annually; classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g. closed-end funds or business development companies (BDC),7 in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be more appropriate.

7 A BDC is a special investment vehicle under the Investment Company Act of 1940 that is designed to facilitate capital formation for small and middle-market companies.

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Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the available slate of directors (see “Shareholder rights” for additional detail).

Contested director elections

The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.

Cumulative voting

We believe that a majority vote standard is in the best long-term interests of shareholders. It ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.

Director compensation and equity programs

We believe that compensation for directors should be structured to attract and retain directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.

Majority vote requirements

BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies.

Risk oversight

Companies should have an established process for identifying, monitoring, and managing business and material ESG risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

Separation of chairman and CEO

We believe that independent leadership is important in the boardroom. There are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.

In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.

In the event that the board chooses a combined chair/CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of

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the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role to provide appropriate leadership balance to the chair/CEO.

The following table illustrates examples of responsibilities under each board leadership model:

	Combined Chair/ CEO Model		Separate Chair Model
	Chair/ CEO	Lead Independent Director	Chair

Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors Authority to call meetings of independent directors Briefs CEO on issues arising from executive sessions	Authority to call full meetings of the board of directors

Agenda	Primary responsibility for shaping board agendas, consulting with the lead independent director	Collaborates with chair/ CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO

Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

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Capital structure proposals

Equal voting rights

BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis, or as company circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

Blank check preferred stock

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.

Nonetheless, we may support the proposal where the company:

•	Appears to have a legitimate financing motive for requesting blank check authority

•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes

•	Has a history of using blank check preferred stock for financings

•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility

Increase in authorized common shares

BlackRock will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.

Increase or issuance of preferred stock

We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.

Stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, acquisitions, asset sales, and other special transactions

In assessing mergers, acquisitions, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. While mergers, acquisitions, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:

•

The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider

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comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply

•	There should be clear strategic, operational, and/ or financial rationale for the combination

•

Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/ or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own

•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions

Poison pill plans

Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or requires the board to seek the written consent of shareholders, where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

We generally vote in favor of shareholder proposals to rescind poison pills.

Reimbursement of expenses for successful shareholder campaigns

We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Executive compensation

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly the generation of sustainable long-term value.

We expect the compensation committee to carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance that drives value creation. We are generally not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee, we expect disclosure relating to how and why the discretion was used and further, how the adjusted outcome is aligned with the interests of shareholders.

We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking, rather than absolute outperformance.

We support incentive plans that foster the sustainable achievement of results consistent with the company’s long-term strategic initiatives. The vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation. Compensation committees should guard against contractual arrangements that would entitle executives to

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material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.

“Say on Pay” advisory resolutions

In cases where there is a “Say on Pay” vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our expectations related to executive compensation practices, our “Say on Pay” analysis framework, and our typical approach to engagement and voting on “Say on Pay.”

Where we conclude that a company has failed to align pay with performance, we will vote against the management compensation proposal and consider voting against the compensation committee members.

Frequency of “Say on Pay” advisory resolutions

BlackRock will generally support annual advisory votes on executive compensation, and will consider biennial and triennial timeframes, absent compensation concerns. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to promote overall pay and performance alignment.

Clawback proposals

We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal proceeding, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

We believe employee stock purchase plans (“ESPP”) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).

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Golden parachutes

We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

When determining whether to support or oppose an advisory vote on a golden parachute plan, BlackRock may consider several factors, including:

•	Whether we believe that the triggering event is in the best interests of shareholders

•	Whether management attempted to maximize shareholder value in the triggering event

•	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment

•	Whether excessively large excise tax gross-up payments are part of the pay-out

•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers

•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

Option exchanges

We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:

•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance

•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated

•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems

BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interests of shareholders.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

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Environmental and social issues

We believe that well-managed companies deal effectively with material ESG factors relevant to their businesses. As stated throughout this document, governance is the core structure by which boards can oversee the creation of sustainable long-term value—appropriate risk oversight of environmental and social (“E&S”) considerations stems from this construct.

Robust disclosure is essential for investors to effectively gauge companies’ business practices and strategic planning related to E&S risks and opportunities. When a company’s reporting is inadequate, investors, including BlackRock, will increasingly conclude that the company is not adequately managing risk. Given the increased understanding of material sustainability risks and opportunities, and the need for better information to assess them, BlackRock will advocate for continued improvement in companies’ reporting and will hold management and/ or directors accountable where disclosures or the business practices underlying them are inadequate.

BlackRock views the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and the standards put forth by the Sustainability Accounting Standards Board (SASB) as appropriate and complementary frameworks for companies to disclose financially material sustainability information. While the TCFD framework was crafted with the aim of climate-related risk disclosure, the four pillars of the TCFD—Governance, Strategy, Risk Management, and Metrics and Targets—are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry.

Accordingly, we ask companies to:

•	Disclose the identification, assessment, management, and oversight of sustainability-related risks in accordance with the four pillars of TCFD

•	Publish SASB-aligned reporting with industry-specific, material metrics and rigorous targets

See our commentary on our approach to engagement on TCFD- and SASB-aligned reporting for greater detail of our expectations.

Climate risk

BlackRock believes that climate change has become a defining factor in companies’ long-term prospects. We expect every company to help their investors understand how the company may be impacted by climate-related risks and opportunities, and how they are considered within the company’s strategy.

Specifically, we expect companies to articulate how they are aligned to a scenario in which global warming is limited to well below 2° C and is consistent with a global aspiration to reach net zero GHG emissions by 2050.8

The public and private sectors have roles to play in aligning greenhouse gas reduction efforts with targets based on science, where available to curb the worst effects of climate change and reach the global goal of carbon neutrality by mid-century. Companies have an opportunity to utilize and contribute to the development of current and future low-carbon transition technologies, which are an important consideration for the rate at which emissions can be reduced. We expect companies to disclose how they are considering these challenges, alongside opportunities for innovation, within their strategy and emissions reduction efforts.

8 The global aspiration is reflective of aggregated efforts; companies in developed and emerging markets are not equally equipped to transition their business and reduce emissions at the same rate—those in developed markets with the largest market capitalization are better positioned to adapt their business models at an accelerated pace. Government policy and regional targets may be reflective of these realities.

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We may support shareholder proposals that ask companies to disclose climate plans aligned with our expectations.

Key stakeholder interests

As a long-term investor, we believe that in order to deliver value for shareholders, companies should also consider their stakeholders. While stakeholder groups may vary across industries, they are likely to include employees; business partners (such as suppliers and distributors); clients and consumers; government and regulators; and the communities in which companies operate. Companies that build strong relationships with their stakeholders are more likely to meet their own strategic objectives, while poor relationships may create adverse impacts that expose a company to legal, regulatory, operational, and reputational risks and jeopardize their social license to operate. We expect companies to effectively oversee and mitigate these risks with appropriate due diligence processes and board oversight.

Human capital management

A company’s approach to human capital management is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. As an important component of strategy, we expect boards to oversee human capital management.

We believe that clear and consistent reporting on these matters is critical for investors to understand the composition of a company’s workforce. We expect companies to disclose workforce demographics, such as gender, race, and ethnicity in line with the US Equal Employment Opportunity Commission’s EEO-1 Survey, alongside the steps they are taking to advance diversity, equity, and inclusion. Where we believe a company’s disclosures or practices fall short relative to the market or peers, or we are unable to ascertain the board and management’s effectiveness in overseeing related risks and opportunities, we may vote against members of the appropriate committee or support relevant shareholder proposals. Our commentary on human capital management provides more information on our expectations.

Corporate political activities

Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies. These activities can also create risks, including: the potential for allegations of corruption; reputational risk associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes to guide these activities and mitigate risks, including board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, BlackRock will evaluate publicly available information to consider how a company’s lobbying may impact the company. We will also evaluate whether there is alignment between a company’s stated positions on policy matters material to its strategy and the positions taken by industry groups of which it is a member. We may decide to support a shareholder proposal requesting additional disclosure if we identify a material misalignment. Additional detail can be found in our commentary on political contributions and lobbying disclosures.

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

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Exclusive forum provisions

BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the nominating/governance committee.

Multi-jurisdictional companies

Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect companies to disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.

IPO governance

We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.

Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

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Shareholder protections

Amendment to charter/articles/bylaws

We believe that shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights (see “Director elections”). In cases where a board’s unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.

When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes.

Proxy access

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.

In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.

In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.

Right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called.

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However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests and we may support supermajority voting requirements in those situations.

Virtual meetings

Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings facilitate an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. We expect shareholders to have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship.

DIMENSIONAL

Proxy Voting Policies and Procedures

Introduction

Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Dimensional is the parent or indirect parent company of Dimensional Fund Advisors Ltd. (“Dimensional UK”), DFA Australia Limited (“Dimensional Australia”), Dimensional Fund Advisors Pte. Ltd. (“Dimensional Singapore”), Dimensional Japan Ltd. (“Dimensional Japan”) and Dimensional Ireland Limited (“Dimensional Ireland”) (each, an “Advisor”, and collectively referred to as the “Advisors”). Dimensional UK and Dimensional Australia are also registered as investment advisers under the Advisers Act.

The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxies relating to the underlying securities beneficially held by such clients. Also, a client may, at times, ask an Advisor to share its proxy voting policies, procedures, and guidelines without the client delegating full voting discretion to the Advisor. Depending on the client, an Advisor’s duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts or funds to the extent that relationships with such clients are subject to the Advisers Act or ERISA or the clients are registered investment companies under the Investment Company Act of 1940 (the “40 Act”), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., Dimensional Emerging Markets Value Fund, and Dimensional ETF Trust (together, the “Dimensional Investment Companies”). The Advisors believe that this Policy is reasonably designed to meet their goal of seeking to vote (or refrain from voting) proxies in a manner consistent with applicable legal standards and in the best interests of clients, as understood by the Advisors at the time of the vote.

Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”). The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines.

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The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Investment Stewardship Committee. To the extent that the Guidelines do not cover potential voting issues, an Advisor may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the client.

A client’s investment strategy can impact voting determinations. For example, the Advisors consider social issues when voting proxies for socially screened portfolios and accounts and consider environmental issues when voting proxies for sustainability screened portfolios and accounts. The Advisors may also take social or environmental issues into account when voting proxies for portfolios and accounts that do not have social or sustainability screens if the Advisors believe that doing so is in the best interest of the relevant client(s) and otherwise consistent with the Advisors’ duties, such as where material environmental or social risks may have economic ramifications for shareholders.

Proxy Advisory Firms

The Advisors have retained certain third-party proxy service providers (“Proxy Advisory Firms”) to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom the Advisors have proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although the Advisors retain third-party service providers for Proxy Voting Services, the Advisors remain responsible for proxy voting decisions. The Advisors have designed policies and procedures to oversee and evaluate the Proxy Advisory Firms, including with respect to the matters described below, which Proxy Advisory Firms have been engaged to provide services to support the Advisors’ voting in accordance with this Policy. In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any Proxy Advisory Firms, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.

Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Investment Stewardship Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of the Advisors’ clients, and consistent with the Advisors’ voting policies. Such considerations may include, depending on the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide, the following:

(i)

periodic sampling of certain votes pre-populated by the Proxy Advisory Firm’s systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by the Advisors are being followed;

(ii)

onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to the Advisors;

(iii)

a review of those aspects of the Proxy Advisory Firm’s policies, procedures, and methodologies for formulating voting recommendations that the Advisors consider material to the Proxy Voting Services provided to the Advisors, including: (a) those relating to the Proxy Advisory Firm’s efforts to identify, address and disclose actual or potential conflicts of interest, and (b) the Proxy Advisory Firm’s efforts to obtain current, accurate, and complete information in creating recommendations and research;

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(iv)

a requirement that the Proxy Advisory Firm notify the Advisors if there is a substantive change in the Proxy Advisory Firm’s policies and procedures described in (iii) above or otherwise to its business practices;

(v)

a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, portfolio companies, the Proxy Advisory Firm’s clients and other third-party information sources;

(vi)	an assessment of how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote;
(vii)

in case of an error made by the Proxy Advisory Firm, a discussion of the error with the Proxy Advisory Firm and determination of whether appropriate corrective and preventive action is being taken; and

(viii)

an assessment of whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process.

In evaluating Proxy Advisory Firms, the Advisors may also consider the adequacy and quality of the Proxy Advisory Firm’s staffing, personnel, and/or technology.

Procedures for Voting Proxies

The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process. The Investment Committee has formed the Investment Stewardship Committee (previously known as the Corporate Governance Committee) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with this Policy, (iv) receive reports on the review of the Proxy Advisory Firms as described above, and (v) review this Policy from time to time and recommend changes to the Investment Committee. The Investment Stewardship Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to this Policy and may designate personnel of each Advisor to instruct the vote on proxies on behalf of an Advisor’s clients, such as authorized traders of the Advisors (collectively, “Authorized Persons”). The Investment Stewardship Committee may recommend changes to this Policy to seek to act in a manner consistent with the best interests of the clients.

Generally, the Advisors analyze relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines. A client may direct an Advisor to vote for such client’s account differently than what would occur in applying the Policy and the Guidelines. An Advisor may also agree to follow a client’s individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations.

Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments. When voting (or electing to refrain from voting) proxies for clients subject to ERISA, each Advisor shall seek to consider those factors that may affect the value of the ERISA client’s investment and not subordinate the interests of the client’s participants and beneficiaries on their retirement income to unrelated objectives. In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. The Advisor may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan and when the Advisor or an affiliate of the Advisor has agreed to monitor the securities lending program of the client account, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by an Advisor recalling loaned securities for voting. Each Advisor does intend to recall securities on loan if, based upon information in the Advisor’s possession,

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it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.

In cases where an Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

The Advisors from time to time discuss governance matters with portfolio companies to represent client interests; however, the Advisors on behalf of their clients, regardless of such conversations, acquire securities solely for the purpose of investment and not with the purpose or intended effect of changing or influencing the control of any portfolio company. The Advisors do not intend to engage in shareholder activism with respect to a pending vote or matter that an Advisor reasonably expects to be the subject of a shareholder vote in the foreseeable future. If an issuer’s management, shareholders or proxy solicitors contact an Advisor with respect to a pending vote, a member of the Investment Stewardship Committee (or its delegee) may listen to such party and discuss this Policy with such party.

International Proxy Voting

While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, however, it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting. The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis. In doing so, the Advisors evaluate market requirements and impediments for voting proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ determinations and procedures.9 In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its client’s vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make reasonable efforts to vote such proxies.

Conflicts of Interest

Occasions may arise where an Authorized Person, one or more members of the Investment Stewardship Committee, an Advisor, or an affiliated person of an Advisor has a potential conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. Proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines (or a client’s predetermined custom guidelines), and when proxies are voted consistently with such guidelines, the Advisors consider such votes not to be affected by any conflicts of interest.

9 If a client does not share with its Advisor information regarding the cost of voting proxies for certain non-US companies or in certain countries so that the Advisor can perform a cost benefit analysis, the Advisor will decide whether to vote proxies considering only the information on difficulties and costs that it has available.

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In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to predetermined guidelines (or in cases for which the guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of the Proxy Advisory Firm primarily used by the Advisors to provide voting recommendations), and (ii) the Authorized Person or any member of the Investment Stewardship Committee believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Investment Stewardship Committee or, in the case of a member of the Investment Stewardship Committee who believes a potential conflict of interest exists, the member will disclose the conflict to the Investment Stewardship Committee. Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

If the Investment Stewardship Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to predetermined guidelines (or in the case where the guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of the Proxy Advisory Firm), the Investment Stewardship Committee member will bring the vote to the Investment Stewardship Committee, which will (a) determine how the vote should be cast, keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the client’s interest. To the extent the Investment Stewardship Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, Dimensional will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company. The Advisors will also consider, where appropriate, other disclosure to clients regarding potential conflicts of interest, dependent upon the agreement with the client.

Availability of Proxy Voting Information and Recordkeeping

Each Advisor will inform those clients for which it has voting authority how to obtain information from the Advisor about how it voted with respect to client securities. The Advisor will provide those clients with a summary of its proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Policy upon request. If an Advisor is registered under the Advisers Act, the Advisor will also include such information described in the preceding two sentences in Part 2A of its Form ADV.

Recordkeeping

The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and an Advisor’s responses (whether a client’s request was oral or in writing); (v) any documents prepared by an Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing conducted on any Proxy Advisory Firm’s votes; and (vii) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to the Advisors. The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at one of its principal offices.

Disclosure

Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.

The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available: (i) by calling Dimensional collect; or (ii) on the SEC’s website. If a request for the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.

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Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.

Exhibit A

Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting proxies, Dimensional10 seeks to act in the best interests of the funds and accounts we manage. We seek to maximize shareholder value subject to the standards of the relevant legal and regulatory regimes, listing requirements, regional stewardship codes, and any particular investment or voting guidelines of specific funds or accounts. Dimensional will evaluate management and shareholder proposals on a case-by-case basis, in the circumstances explained below.

We expect the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This document outlines Dimensional’s global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Uncontested Director Elections

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company in the following situations:

1. There are problematic audit-related practices;

2. There are problematic compensation practices or persistent pay for performance misalignment;

3. There are problematic anti-takeover provisions;

4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;

5. The board has failed to adequately respond to shareholder concerns;

6. The board has demonstrated a lack of accountability to shareholders;

7. There is an ineffective board refreshment process11;

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues listed in 1-7 above, Dimensional may vote against that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors of portfolio companies:

1. Board independence;

2. Director attendance;

3. Director capacity to serve;

4. Board composition.

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria.

10 “Dimensional” refers to any of Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., DFA Australia Limited, Dimensional Fund Advisors Pte. Ltd. or Dimensional Japan Ltd.

11 As used in these guidelines “board refreshment process” means the method for reviewing and establishing the composition of the board of the portfolio company (e.g., assessments or self-evaluation, succession planning, approach for searches for board members, criteria for qualification of board members).

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In evaluating a portfolio company’s refreshment process, Dimensional may consider, among other information:

•	Whether the company’s board assessment process meets market best practices in terms of objectiveness, rigor, disclosure, and other criteria;
•	Whether the company has any mechanisms to encourage board refreshment; and
•	Whether the company has board entrenchment devices, such as a classified board or plurality vote standard.

An additional consideration that may lead Dimensional to scrutinize the effectiveness of a portfolio company’s board refreshment process is a lack of gender diversity on the board. In jurisdictions where gender representation on a board is not mandated by law, Dimensional may consider whether a portfolio company seeks to follow market best practices as the portfolio company nominates new directors and assesses the performance of existing directors that have the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

Bundled/Slate Director Elections

Dimensional generally opposes bundled director elections at portfolio companies; however, in markets where individual director elections are not an established practice, bundled elections are acceptable as long as the full list of candidates is disclosed in a timely manner.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, we consider the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, and the incumbent board’s history of responsiveness to shareholders.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor’s independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

Anti-Takeover Provisions

We believe that the market for corporate control, which often results in acquisitions which generally increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as shareholder rights plans (poison pills) can lead to entrenchment of management and reduced accountability at the board level.

Related-Party Transactions

Related-party transactions have played a significant role in several high-profile corporate scandals and failures. We believe related-party transactions should be minimized. When such transactions are determined to be fair to the portfolio company and its shareholders in accordance with the company’s policies and governing law, they should be thoroughly disclosed in public filings.

Amendments to Articles of Association/Incorporation

Dimensional expects the details of proposed amendments to articles of association or incorporation, or similar portfolio company documents, to be clearly disclosed. Dimensional will typically support such amendments that are routine in nature or are required or prompted by regulatory changes. Dimensional may vote against amendments that negatively impact shareholder rights or diminish board oversight.

Equity Plans

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Dimensional will evaluate equity plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Executive Remuneration

Dimensional supports remuneration for executives that is clearly linked to the portfolio company’s performance. Remuneration should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of

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executives with those of shareholders. To the extent that remuneration is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such remuneration. Additionally, Dimensional expects portfolio companies to strive to follow local market practices with regards to the specific elements of remuneration and the overall structure of the remuneration plan.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive remuneration plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.

Director Remuneration

Dimensional will generally support director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that we believe market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization

Dimensional will vote case-by-case on proposals related to portfolio company share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Dimensional opposes the creation of share structures that provide for unequal voting rights and will generally vote against proposals to create or continue such structures.

Shareholder Proposals

Dimensional’s goal when voting on shareholder proposals to portfolio companies is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating shareholder proposals, Dimensional will consider the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the company’s compliance with regulatory requirements, the potential cost to the company of implementing the proposal, and whether the issue is better addressed through legal or regulatory action.

Voting Guidelines for Environmental and Social Issues

Dimensional believes that portfolio company boards are responsible for addressing material environmental & social (E&S) issues within their duties. If a portfolio company is unresponsive to material E&S risks which may have economic ramifications for shareholders, Dimensional may vote against directors individually, committee members, or the entire board. We may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics.

Dimensional evaluates shareholder proposals on environmental or social issues consistent with its general approach to shareholder proposals, paying particular attention to the portfolio company’s current handling of the issue, current disclosures, the financial materiality of the issue, market practices, and regulatory requirements. Dimensional may vote for proposals requesting disclosure of specific environmental and social data, such as information about board oversight, risk management policies and procedures, or performance against a specific metric, if we believe that the portfolio company’s current disclosure is inadequate to allow shareholders to effectively assess the portfolio company’s handling of a material issue.

Evaluating Disclosure of Material Environmental or Social Risks

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Dimensional generally believes that information about the oversight and mitigation of material environmental or social risks should be disclosed by portfolio companies. Dimensional generally expects the disclosure regarding oversight and mitigation to include:

•	A description of material risks.
•	A description of the process for identifying and prioritizing such risks and how frequently it occurs.
•	The policies and procedures governing the handling of each material risk.
•	A description of the management-level roles/groups involved in oversight and mitigation of each material risk.
•	A description of the metrics used to assess the effectiveness of mitigating each material risk, and the frequency at which performance against these metrics is assessed.
•	A description of how the board is informed of material risks and the progress against relevant metrics.

In certain instances where Dimensional determines that disclosure by a portfolio company is insufficient for a shareholder to be able to adequately assess the relevant risks facing a portfolio company, Dimensional may, on a case-by-case basis, vote against individual directors, committee members, or the entire board, or may vote in favor of related shareholder proposals consistent with Dimensional’s general approach to such proposals.

Proxy Voting Principles for the United States

Director Elections:

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. We expect portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional may vote against or withhold votes from individual directors, committee members, or the full board of a portfolio company in the following situations:

1. Problematic audit-related practices;

2. Problematic compensation practices or persistent pay for performance misalignment;

3. Problematic anti-takeover provisions;

4. Material failures of governance, risk oversight, or fiduciary responsibilities;

5. Failure to adequately respond to shareholder concerns;

6. Lack of accountability to shareholders;

7. There is an ineffective board refreshment process.

If a director is a member of multiple boards of various portfolio companies, and one of those boards has one of the issues above, Dimensional may vote against or withhold votes from that director with respect to the board of the portfolio company with the issue as well as any other portfolio company boards.

Dimensional also considers the following when voting on directors at portfolio companies:

1. Director attendance - Board members should attend at least 75% of meetings.

2. Director commitments - Board members should ensure that they have the capacity to fulfill the requirements of each board membership.

Contested Director Elections

In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, we consider the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company’s corporate governance practices, the incumbent board’s history of responsiveness to shareholders, and the market’s reaction to the contest.

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Board Structure and Composition:

Board Refreshment

An effective board refreshment process for a portfolio company can include the alignment of directors’ skills with business needs, assessment of individual director performance and feedback, and a search process for new directors that appropriately incorporates qualification criteria.

Dimensional believes it is the responsibility of a portfolio company’s Nominating Committee to ensure that the company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy. Lack of healthy turnover on the board of a portfolio company or lack of observable diversity on a portfolio company board may lead Dimensional to scrutinize the rigor of a portfolio company’s board refreshment process.

CEO/Chair

Dimensional believes that the portfolio company boards are responsible for determining whether the separation of roles is appropriate and adequately protects the interests of shareholders.

At portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Recent environmental, social, and governance controversies resulting from inadequate board oversight may be taken into account when voting on shareholder proposals seeking the separation of the roles of CEO and Chair at a portfolio company.

Board Size

Dimensional believes that portfolio company boards are responsible for determining an appropriate size of the Board of Directors. However, Dimensional will generally oppose proposals to alter board structure or size in the context of a fight for control of the portfolio company or the board.

Governance Practices:

Classified Boards

Dimensional believes that shareholders should be given the right to vote on the entire slate of directors at a portfolio company on an annual basis. Therefore, we encourage portfolio company boards to conduct annual elections for all sitting directors.

Dimensional will generally support proposals to declassify existing boards at portfolio companies and will generally oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a classified board without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt classified boards prior to or in connection with an IPO.

Dual Classes of Stock

Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights at portfolio companies and will generally vote against proposals to create or continue dual-class capital structures.

Dimensional will generally vote against or withhold votes from directors at portfolio companies that adopt a dual-class structure without shareholder approval after the company’s IPO. Votes against or withheld votes from directors for implementation of a dual-class structure prior to or in connection with an IPO will be considered on a case-by-case basis.

Supermajority Vote Requirements

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Dimensional believes that the affirmative vote of a majority of shareholders of a portfolio company should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will generally vote against proposals seeking to implement a supermajority vote requirement and for shareholder proposals seeking the adoption of a majority vote standard.

Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that adopt a supermajority vote requirement without shareholder approval. Dimensional may also vote against or withhold votes from directors at portfolio companies that adopt supermajority vote requirements prior to or in connection with an IPO.

Shareholder Rights Plans (Poison Pills)

Dimensional generally opposes poison pills. As a result, we may vote against the adoption of a pill and all directors at a portfolio company that put a pill in place without first obtaining shareholder approval. Votes against (or withheld votes from) directors may extend beyond the portfolio company that adopted the pill, to all boards the directors serve on. In considering a poison pill for approval, we may take into account the existence of ‘qualified offer’ and other shareholder-friendly provisions.

For pills designed to protect net operating losses, we may take into consideration a variety of factors, including but not limited to the size of the available operating losses and the likelihood that they will be utilized to offset gains.

Cumulative Voting

Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting

For the election of directors, portfolio companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections at portfolio companies. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Right to Call Meetings and Act by Written Consent

Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access

Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board. Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters

Dimensional believes that shareholders should have the right to amend a portfolio company’s bylaws. Dimensional will generally vote against or withhold votes from incumbent directors at portfolio companies that place substantial restrictions on shareholders’ ability to amend bylaws through excessive ownership requirements for submitting proposals or restrictions on the types of issues that can be amended.

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Exclusive Forum

Dimensional is generally supportive of management proposals at portfolio companies to adopt an exclusive forum for shareholder litigation.

Auditors

Dimensional will typically support the ratification of auditors unless there are concerns with the auditor’s independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against or withhold votes from Audit Committee members at portfolio companies in instances of fraud, material weakness, or significant financial restatements.

Executive and Director Compensation:

Stock-Based Compensation Plans

Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and company employees with those of shareholders.

Dimensional will evaluate equity compensation plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company’s historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders of portfolio companies. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, evergreen provisions, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment at the portfolio company.

Employee Stock Purchase Plans

Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Supplemental Executive Retirement Plans

Dimensional will generally support shareholder proposals that ask the portfolio company to put to shareholder vote extraordinary benefits such as credit for years of service not actually worked, preferential benefit formulas, or accelerated vesting of pension benefits contained in supplemental executive retirement plan (SERP).

Advisory Votes on Executive Compensation (Say on Pay)

Dimensional supports reasonable compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.

Certain practices, such as:

•	multi-year guaranteed bonuses
•	excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)
•	single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives at portfolio companies and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the company’s responsiveness to shareholders’ concerns and may vote against or withhold votes from members of the compensation committee if these concerns have not been addressed.

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Frequency of Say on Pay

Executive compensation in the United States is typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to portfolio company performance. This is particularly important in situations where a company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a portfolio company’s compensation plan in a year where the plan is not on the ballot, Dimensional may vote against or withhold votes from members of the Compensation Committee.

Clawback Provisions

Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives at portfolio companies.

Executive Severance Agreements (Golden Parachutes)

Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Compensation of Directors

Dimensional will support director compensation at a portfolio company that is reasonable in both size and composition relative to industry and market norms.

Corporate Actions:

Mergers and Acquisitions (M&A)

Dimensional’s primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that we believe market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Reincorporation

Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights at the portfolio company.

Capitalization:

Increase Authorized Shares

Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock of a portfolio company, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

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Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock

Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers at portfolio companies.

To mitigate concerns regarding what we believe is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Share Repurchases

Dimensional will generally support open-market share repurchase plans that allow all shareholders to participate on equal terms. Portfolio companies that use metrics such as earnings per share (EPS) in their executive compensation plans should ensure that the impact of such repurchases are taken into account when determining payouts.

Shareholder Proposals:

Dimensional’s goal when voting on shareholder proposals is to support those proposals that protect or enhance shareholder value through improved board accountability, improved policies and procedures, or improved disclosure.

When evaluating shareholder proposals, Dimensional will consider the portfolio company’s current handling of the issue (both on an absolute basis and relative to market practices), the company’s compliance with regulatory requirements, the potential cost to the company of implementing the proposal, and whether the issue is better addressed through legal or regulatory action.

In instances where a shareholder proposal is excluded from the meeting agenda but the SEC has declined to state a view on whether such proposal should be excluded, or when the SEC has verbally permitted a portfolio company to exclude a shareholder proposal but there is no written record provided by the SEC about such determination, we expect the portfolio company to provide shareholders with substantive disclosure concerning this exclusion and/or no-action relief. If substantive disclosure is lacking, Dimensional may vote against or withhold votes from certain directors on a case-by-case basis.

Director Election Guidelines for Europe, the Middle East, and Africa (EMEA)

Dimensional will leverage its global framework when evaluating EMEA portfolio companies, but will apply the following market-specific considerations when voting on directors.

When voting on the election of directors of portfolio companies, Dimensional applies the following standards across EMEA unless otherwise specified below:

•

Portfolio company boards should be majority independent (excluding shareholder or employee representatives as provided by law); however, lower levels of board independence may be acceptable at controlled companies provided at least one-third of the board is independent.

•	A majority of audit committee members (excluding shareholder or employee representatives as provided by law) should be independent; the committee overall should be at least one-third independent.
•	Executives should generally not serve on audit and remuneration committees.
•	Board terms generally should not exceed four years.
•	Directors should generally not serve on the boards of more than five publicly traded companies.
•	Dimensional generally expects executive directors to avoid serving in leadership roles (e.g. board chair) on outside boards.

United Kingdom

Dimensional expects portfolio companies to follow the requirements of the UK Corporate Governance Code with regards to board and committee composition.

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France

Dimensional prefers the role of chairman and CEO of a portfolio company to be separated; however, Dimensional may support a combined role if the board has a lead independent director with specific responsibilities, including the setting of meeting agendas.

Dimensional will typically vote against the election of censors, but may consider providing support if the censor is to serve on an interim basis.

Dimensional may vote against directors of a portfolio company if such company’s bylaws do not currently prohibit loyalty shares and there has been no commitment to put such structures to a vote.

Germany

Absent exceptional circumstances, Dimensional expects the role of chairman and CEO of a portfolio company to be separated and will generally vote against the election of a director to serve in a combined role. Dimensional will generally also vote against the appointment of a former CEO as Chairman.

Dimensional will typically vote against directors of a portfolio company whose board term exceeds five years.

Greece

Dimensional expects all portfolio company boards to be at least one-third independent.

Italy

At portfolio companies electing directors through the voto di lista system, Dimensional expects that names of candidates to be disclosed in a timely manner.

Portugal

Dimensional expects all portfolio company boards to be at least one-third independent.

Switzerland

Dimensional expects the remuneration committee of a portfolio company to be majority independent and may vote against the election of non-independent directors if their election would result in a less than majority independent board.

Dimensional expects the role of chairman and CEO of a portfolio company to be separated and will generally vote against the election of a director to serve in a combined role.

South Africa

Dimensional expects portfolio companies to follow the recommendations of the King Report On Corporate Governance (King Code IV) with regards to board and committee composition.

Turkey

Dimensional expects the board of directors of a portfolio company to be at least one-third independent; at minimum two directors should be independent.

Dimensional expects the board of a portfolio company to establish an independent audit committee.

Dimensional expects the board of a portfolio company to establish a board committee with responsibility for compensation and nominating matters. This committee should be chaired by an independent director.

Proxy Voting Principles for Australia

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

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One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. We expect portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will generally vote against executive directors of the portfolio company, other than the CEO, who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

CEO/Chair

If a portfolio company’s board chair is not independent, the board should have a lead independent director with specific responsibilities, including the setting of meeting agendas. Dimensional may vote against executive board chairs if such measures are absent.

Auditors

Australian law does not require the annual ratification of auditors; therefore, concerns with a portfolio company’s audit practices will be reflected in votes against members of the audit committee.

Dimensional may vote against audit committee members at a portfolio company if there are concerns with the auditor’s independence, the accuracy of the auditor’s report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

Share Issuances

Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.

When voting on approval of prior share distributions, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1.

Share Repurchase

Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the portfolio company’s history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third parties.

Dimensional may vote against portfolio company plans that do not include limitations on the company’s ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments

Dimensional will evaluate requests for amendments to a portfolio company’s constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Compensation

Dimensional will support non-executive director remuneration at portfolio companies that is reasonable in both size and composition relative to industry and market norms.

Dimensional will generally vote against components of non-executive director remuneration that are likely to impair a director’s independence, such as options or performance-based remuneration.

Equity Plans

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

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Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Proxy Voting Principles for Japan

Uncontested Director Elections

Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

At portfolio companies with a three-committee structure, Dimensional expects at least one third of the board to be outsiders. Ideally, the board should be majority independent. At portfolio companies with a three-committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with an audit committee structure, Dimensional expects at least one third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent. At portfolio companies with an audit committee structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

At portfolio companies with a statutory auditor structure, Dimensional expects the board to include at least two outside directors. At portfolio companies with a statutory auditor structure that have a controlling shareholder, at least two directors and at least one-third of the board should be independent outsiders.

Statutory Auditors

Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation

Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase. Dimensional will generally support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will generally not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will generally support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

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Dimensional will generally vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation

Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans does not exceed 5 percent for mature companies or 10 percent for growth companies.

Dimensional will generally vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

Capital Allocation

Dimensional will typically support well-justified dividend payouts that do not negatively impact the portfolio company’s overall financial health.

Share Repurchase

Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the company’s balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the company to provide a robust explanation for the request.

Shareholder Rights Plans (Poison Pills)

We believe the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability

Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors

Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital

Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the portfolio company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will generally not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities

For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the company’s articles to expand the company’s business activities.

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FIAM

Proxy Voting Guidelines

I.	Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds’ investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal’s likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II.	Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A.	Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

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Fidelity ~~generally~~ will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1.	Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2.	There are no women on the board or if a board of ten or more members has fewer than two women directors.

3.	The director is a public company CEO who sits on more than two unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1.

The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company’s prior fiscal year, absent extenuating circumstances.

2.	The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3.	For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B.	Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1.	Management’s track record and strategic plan for enhancing shareholder value;

2.	The long-term performance of the company compared to its industry peers; and

3.	The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C.	Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote

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per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D.	Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E.	Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F.	Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G.	Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

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H.	Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III.	Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A.	Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1.        The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2.        The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3.        The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

a.

Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

b.

Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term

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compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1.	Whether the proposal excludes senior management and directors;

2.	Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3.	The company’s relative performance compared to other companies within the relevant industry or industries;

4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5.	Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B.	Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock’s fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company’s stock.

IV.	Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

–

The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

–	The alignment of executive compensation and company performance relative to peers; and

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–

The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A.	Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1.        The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2.        Within the last year, and without shareholder approval, a company’s board of directors or compensation committee has either:

a)	Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b)	Adopted or extended a golden parachute.

B.	Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V.	Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate

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environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund’s investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI.	Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

–	classified boards;

–	“blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

–	golden parachutes;

–

supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

–	poison pills;

–	restricting the right to call special meetings;

–	provisions restricting the right of shareholders to set board size; and

–	any other provision that eliminates or limits shareholder rights.

A.	Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

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Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1.	Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2.	Is integral to a business strategy that is expected to result in greater value for the shareholders;

3.	Requires shareholder approval to be reinstated upon expiration or if amended;

4.	Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5.	Allows the Fidelity funds to hold an aggregate position of up to 20% of a company’s total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B.	Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders’ right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C.	Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders’ right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D.	Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII.	Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

–	All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

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–

A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

–

It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII.	Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A.	Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company’s authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B.	Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C.	Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed

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jurisdictions and any changes to the company’s current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX.	Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if “echo voting” is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund’s Board of Trustees on all proposals.

X.	Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI.	Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

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XII.	Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies’ business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII.	Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

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Glossary

➣	Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

–	For a large-capitalization company, burn rate higher than 1.5%.

–	For a small-capitalization company, burn rate higher than 2.5%.

–	For a micro-capitalization company, burn rate higher than 3.5%.

➣

Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

➣	Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

➣	Micro-capitalization company means a company with market capitalization under US $300 million.

➣

Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer’s ownership and value in the event of a takeover.

Small-capitalization company means a company not included in the Russell 1000® Index or the Russell

Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

GEODE CAPITAL MANAGEMENT, LLC

Proxy Voting Policies and Procedures

January 2021

Geode Proxy Voting Policies

As an investment adviser, Geode holds voting authority for securities in many of the client accounts that it manages. Geode takes seriously its responsibility to monitor events affecting securities in those client accounts and to exercise its voting authority with respect to those securities in the best interests of its clients (as well as shareholders of mutual funds for which it serves as advisor or sub-advisor). The purposes of these proxy voting policies are to (1) establish a framework for Geode’s analysis and decision-making with respect to proxy voting and to (2) set forth operational procedures for Geode’s exercise of proxy voting authority.

Overview

Geode anticipates that, based on its current business model, it will manage the vast majority of assets under its management using passive investment management techniques, such as indexing. Geode also manages private funds and separate accounts using active investment management techniques, primarily employing quantitative investment strategies.

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Geode will engage an established commercial proxy advisory firms for comprehensive analysis, research and voting recommendations, particularly for matters that may be controversial or require additional analysis under these proxy voting policies.

Geode may determine to follow or reject any recommendation based on the research and analysis provided by the proxy advisory firms or on any independent research and analysis obtained or generated by Geode. However, because Geode has retained a third-party proxy voting service (the “Agent”) to affect votes are based on the customized policies established by Geode and maintain records of all of Geode’s proxy votes. In limited instances where the proxy voting policies do not address the specific matter, the Agent will refer the ballot back to Geode. For ballots related to proxy contests, mergers, acquisitions and other organizational transactions, Geode may determine it is appropriate to conduct a company specific evaluation. In cases of proxies not voted by the Agent, the ultimate voting decision and responsibility rests with Geode Compliance. Geode’s Operations Committee oversees the exercise of voting authority under these proxy voting policies.

Due to its focused business model and the number of investments that Geode will make for its clients (particularly pursuant to its indexing strategy), Geode does not anticipate that actual or potential conflicts of interest are likely to occur in the ordinary course of its business. However, Geode believes it is essential to avoid having conflicts of interest affect its objective of voting in the best interests of its clients. Therefore, in the event that members of the Operations Committee, the Agent or any other person involved in the analysis or voting of proxies has knowledge of, or has reason to believe there may exist, any potential relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode (or any affiliate of Geode) or their respective directors, officers, employees or agents, such person shall notify the other members of the Operations Committee. Geode will analyze and address such potential conflict of interest, consulting with outside counsel, as appropriate. In the case of an actual conflict of interest, on the advice of counsel, Geode expects that the independent directors of Geode will consider the matter and may (1) determine that there is no conflict of interest (or that reasonable measures have been taken to remedy or avoid any conflict of interest) that would prevent Geode from voting the applicable proxy, (2) abstain, or (3) cause authority to be delegated to the Agent or a similar special fiduciary to vote the applicable proxy.

Geode has established the specific proxy voting policies that are summarized below to maximize the value of investments in its clients’ accounts, which it believes will be furthered through (1) accountability of a company’s management and directors to its shareholders, (2) alignment of the interests of management with those of shareholders (including through compensation, benefit and equity ownership programs), and (3) increased disclosure of a company’s business and operations. Geode reserves the right to override any of its proxy voting policies with respect to a particular shareholder vote when such an override is, in Geode’s best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of Geode’s clients.

Policies

All proxy votes shall be considered and made in a manner consistent with the best interests of Geode’s clients (as well as shareholders of mutual fund clients) without regard to any other relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode or its affiliates. As a general matter, (1) proxies will be voted FOR incumbent members of a board of directors and FOR routine management proposals, except as otherwise addressed under these policies;(2) shareholder and non-routine management proposals addressed by these policies will be voted as provided in these policies; and (3) shareholder and non-routine management proposals not addressed by these policies will be evaluated by Geode Compliance based on fundamental analysis and/or research and recommendations provided by the Agent and other third-party proxy advisory firms.

When voting the securities of non-US issuers, Geode will evaluate proposals in accordance with these policies but will also take local market standards and best practices into consideration. Geode may also limit or modify its voting at certain non-US meetings (e.g., if shares are required to be blocked or reregistered in connection with voting).

Geode’s specific policies are as follows:

I. Election of Directors

Geode will generally vote FOR incumbent members of a board of directors except:

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• Attendance. The incumbent board member failed to attend at least 75% of meetings in the previous year and does not provide a reasonable explanation.

• Independent Directors. Nominee is not independent and full board comprises less than a majority of independents. Nominee is not independent and sits on the audit, compensation or nominating committee.

• Director Responsiveness. The board failed to act on shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year. The board failed to act on takeover offers where the majority of shareholders tendered their shares. At the previous board election, directors received more than 50 percent withhold/against votes of the shares cast, and the company failed to address the issue(s) that caused the high withhold/against vote.

• Golden Parachutes. Incumbent members of the compensation committee adopted or renewed an excessive golden parachute within the past year.

• In Other Circumstances where a member of the board has acted in a manner inconsistent with the interests of shareholders of a company whose securities are held in client accounts.

II. Majority Election. Unless a company has a policy achieving a similar result, Geode will generally vote in favor of a proposal calling for directors to be elected by a majority of votes cast in a board election provided that the plurality vote applies when there are more nominees than board seats.

III. Say on Pay (non-binding).

• Advisory Vote on Executive Compensation. Geode will generally vote AGAINST advisory vote when: (1) there is a significant misalignment between executive pay and company performance, (2) the company maintains significant problematic pay practices; or (3) the board exhibits a significant level of poor communication and responsiveness to shareholders.

• Frequency Vote. Geode will generally vote FOR having an advisory vote on executive compensation every year.

• Advisory Vote on Golden Parachute. Geode will vote AGAINST excessive change-in-control severance payments.

IV. Vote AGAINST Anti-Takeover Proposals, including:

• Addition of Special Interest Directors to the board.

• Authorization of “Blank Check” Preferred Stock. Geode will vote FOR proposals to require shareholder approval for the distribution of preferred stock except for acquisitions and raising capital in the ordinary course of business.

• Classification of Boards. Geode will vote FOR proposals to de-classify boards.

• Fair Price Amendments, other than those that consider only a two-year price history and are not accompanied by other anti-takeover measures.

• Golden Parachutes, that Geode deems to be excessive in the event of change-in-control.

• Poison Pills. Adoption or extension of a Poison Pill without shareholder approval will result in our voting AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors, provided the matter will be considered if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than three years; (d) the Pill includes a qualifying offer clause; and (e) shareholder approval is required to reinstate the expired Pill. Geode will vote FOR shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

• Reduction or Limitation of Shareholder Rights (e.g., action by written consent, ability to call meetings, or remove directors).

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• Reincorporation in another state (when accompanied by Anti-Takeover Provisions, including increased statutory anti-takeover provisions). Geode will vote FOR reincorporation in another state when not accompanied by such anti-takeover provisions.

• Requirements that the Board Consider Non-Financial Effects of merger and acquisition proposals.

• Requirements regarding Size, Selection and Removal of the Board that are likely to have an anti-takeover effect (although changes with legitimate business purposes will be evaluated).

• Supermajority Voting Requirements (i.e., typically 2/3 or greater) for boards and shareholders. Geode will vote FOR proposals to eliminate supermajority voting requirements.

• Transfer of Authority from Shareholders to Directors.

V. Vote FOR proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

VI. Vote AGAINST the introduction of new classes of Stock with Differential Voting Rights.

VII. Vote AGAINST introduction and FOR elimination of Cumulative Voting Rights, except in certain instances where it is determined not to enhance shareholders’ interests.

VIII. Vote FOR elimination of Preemptive Rights.

IX. Vote FOR Anti-Greenmail proposals so long as they are not part of anti-takeover provisions (in which case the vote will be AGAINST).

X. Vote FOR charter and by-law amendments expanding the Indemnification of Directors to the maximum extent permitted under Delaware law (regardless of the state of incorporation) and vote AGAINST charter and by-law amendments completely Eliminating Directors’ Liability for Breaches of Care.

XI. Vote FOR proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Vote FOR Open-Market Stock Repurchase Programs, unless there is clear evidence of past abuse of the authority; the plan contains no safeguards against selective buybacks, or the authority can be used as an anti-takeover mechanism.

XIII. Vote FOR management proposals to implement a Reverse Stock Split when the number of authorized shares will be proportionately reduced or the Reverse Stock Split is necessary to avoid de-listing.

XIV. Vote FOR management proposals to Reduce the Par Value of common stock unless the proposal may facilitate an anti-takeover device or other negative corporate governance action.

XV. Vote FOR the Issuance of Large Blocks of Stock if such proposals have a legitimate business purpose and do not result in dilution of greater than 20%. However, a company’s specific circumstances and market practices may be considered in determining whether the proposal is consistent with shareholder interests.

XVI. Vote AGAINST Excessive Increases in Common Stock. Vote AGAINST increases in authorized common stock that would result in authorized capital in excess of three times the company’s shares outstanding and reserved for legitimate purposes. For non-U.S. securities with conditional capital requests, vote AGAINST issuances of shares with preemptive rights in excess of 100% of the company’s current shares outstanding. Special requests will be evaluated, taking company-specific circumstances into account.

XVII. Vote AGAINST the adoption of or amendment to authorize additional shares under a Stock Option Plan if:

• The stock option plan includes evergreen provisions, which provides for an automatic allotment of equity compensation every year.

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• The dilution effect of the shares authorized under the plan (including by virtue of any “evergreen” or replenishment provision), plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, dilution may be increased to 15% for small capitalization companies, and 20% for micro capitalization companies, respectively. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

• The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus, except that a modest number of shares (limited to 5% for a large capitalization company and 10% for small and micro capitalization companies) may be available for grant to employees and directors under the plan if the grant is made by a compensation committee composed entirely of independent directors (the “De Minimis Exception”).

• The plan is administered by (1) a compensation committee not comprised entirely of independent directors or (2) a board of directors not comprised of a majority of independent directors, provided that a plan is acceptable if it satisfies the De Minimis Exception.

• The plan’s terms allow repricing of underwater options, or the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval, unless by the express terms of the plan or a board resolution such repricing is rarely used (and then only to maintain option value due to extreme circumstances beyond management’s control) and is within the limits of the De Minimis Exception.

• Liberal Definition of Change in Control: the plan provides that the vesting of equity awards may accelerate even though an actual change in control may not occur.

XVIII. Vote AGAINST the election of incumbent members of the compensation committee or a management slate in the concurrent or next following vote on the election of directors if, within the last year and without shareholder approval, the company’s board of directors or compensation committee has repriced outstanding options.

XIX. Evaluate proposals to Reprice Outstanding Stock Options, taking into account such factors as: (1) whether the repricing proposal excludes senior management and directors; (2) whether the options proposed to be repriced exceeded the dilution thresholds described in these current proxy voting policies when initially granted; (3) whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model; (4) the company’s relative performance compared to other companies within the relevant industry or industries; (5) economic and other conditions affecting the relevant industry or industries in which the company competes; and (6) other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

XX. Vote AGAINST adoption of or amendments to authorize additional shares for Restricted Stock Awards (“RSA”) if:

• The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, dilution may be increased to 15% for small capitalization companies, and 20% for micro capitalization companies, respectively. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

XXI. Vote AGAINST Omnibus Stock Plans if one or more component violates any of the criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, unless such component is de minimis. In the case of an omnibus stock plan, the dilution limits applicable to Stock Option Plans or RSAs under these proxy voting policies will be measured against the total number of shares under all components of such plan.

XXII. Vote AGAINST Employee Stock Purchase Plans if the plan violates any of the relevant criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, except that (1) the minimum stock purchase price may be equal to or greater than 85% of the stock’s fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity, and (2) in the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing “best practices,” as articulated by the Agent, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

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XXIII. Vote AGAINST Stock Awards (other than stock options and RSAs) unless it is determined they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

XXIV. Vote AGAINST equity vesting acceleration programs or amendments to authorize additional shares under such programs if the program provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

XXV. Vote FOR Employee Stock Ownership Plans (“ESOPs”) of nonleveraged ESOPs, and in the case of leveraged ESOPs, giving consideration to the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Geode may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Geode will vote AGAINST a leveraged ESOP if all outstanding loans are due immediately upon a change in control.

XXVI. Vote AGAINST management or shareholder proposals on other Compensation Plans or Practices if such plans or practices are Inconsistent with the Interests of Shareholders. In addition, Geode may vote AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors if Geode believes a board has approved executive compensation arrangements inconsistent with the interests of shareholders.

XXVII. Environmental and Social Proposals. Evaluate each proposal related to environmental and social issues (including political contributions). Generally, Geode expects to vote with management’s recommendation on shareholder proposals concerning environmental or social issues, as Geode believes management and the board are ordinarily in the best position to address these matters. Geode may support certain shareholder environmental and social proposals that request additional disclosures from companies which may provide material information to the investment management process, or where Geode otherwise believes support will help maximize shareholder value. Geode may take action against the re-election of board members if there are serious concerns over ESG practices or the board failed to act on related shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year.

XXVIII. Geode will generally vote AGAINST shareholder proposals seeking to establish proxy access. Geode will evaluate management proposals on proxy access.

XXIX. Shares of Investment Companies.

• For institutional accounts, Geode will generally vote in favor of proposals recommended by the underlying funds’ Board of Trustees, unless voting is not permitted under applicable laws and regulations.

• For retail managed accounts, Geode will employ echo voting when voting shares. To avoid certain potential conflicts of interest, if an investment company has a shareholder meeting, Geode would vote their shares in the investment company in the same proportion as the votes of other shareholders of the investment company.

GATEWAY INVESTMENT ADVISERS, LLC

PROXY VOTING POLICY

4.1	Overview

This proxy voting policy and related procedures apply to clients who desire Gateway Investment Advisers, LLC (Gateway) to vote proxies on their behalf, including registered investment companies advised (or sub-advised) by Gateway. Questions regarding this policy should be directed to Gateway’s CCO.

4.2	Introduction

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Gateway recognizes that voting rights are financial assets of its clients and that they must be managed accordingly; with voting decisions being made in the best interests of its clients who wish Gateway to exercise such authority and of shareholders of the registered investment companies for which it acts as adviser or sub-adviser (hereinafter referred collectively as “Clients”). Gateway, in turn, has retained Institutional Shareholder Services (ISS) as its proxy agent to recommend how to vote each proxy as well as administer the voting of proxies on behalf of Gateway.

4.3	Role of Proxy Voting Agent

Gateway has engaged ISS, an independent proxy voting service, to assist in the voting of proxies. ISS is responsible for coordinating with each Client’s custodian to ensure that all proxy ballots relating to a Client’s portfolio are processed in a timely manner. To accommodate this process, Gateway has instructed ISS to automatically vote in accordance with ISS’ vote recommendations no later than five (5) calendar days prior to the vote submission deadline without Gateway’s prior approval.

ISS, with its vast research capabilities, has developed its U.S. and global proxy voting guidelines, which provide vote recommendations for proxy voting, that are designed to serve the best interests of investors. These guidelines outline the rationale for determining how particular issues should be voted. Gateway’s CIO, on an annual basis, will determine whether ISS’ applicable proxy guidelines continue to be in the best interests of Gateway’s Clients. Gateway will instruct ISS to vote in accordance with these guidelines unless at least one of the following conditions apply:

A.

Gateway’s portfolio management team has decided to override the ISS vote recommendation for a Client(s) based on its own determination that the Client(s) would best be served with a vote contrary to the ISS recommendation based on Gateway’s higher degree of analysis of ISS’ vote recommendation. Such decision(s) will be documented by Gateway (and communicated to ISS if a decision(s) led to a vote override). Gateway’s CIO will determine, on an annual basis, as to which classification level an ISS vote recommendation should be analyzed further by Gateway (which may include highly contested matters regarding mergers and acquisitions, dissolutions, conversions, consolidations, or contested elections of directors); or

B.

Gateway’s portfolio management team has decided to override ISS’ vote recommendation for a Client(s) based on its own determination that the Client(s) would best be served with a vote contrary to ISS’ recommendation based on Gateway’s consideration of certain additional information. Specifically, in the event Gateway becomes aware that an issuer has filed additional soliciting material with the SEC regarding ISS’ vote recommendation and if such additional information would reasonably be expected to affect Gateway’s voting determination, Gateway will consider this supplemental information if such additional material was submitted to Gateway via ISS no later than five (5) calendar days prior to the vote submission deadline. Only additional information from issuers that apply to the classification levels determined by the CIO would be considered information reasonably expected to affect Gateway’s voting determination. Information received within the five (5) calendar days before the cutoff time frame, but before the vote submission deadline, may be considered, but only on a best-efforts basis. Decision(s) as to whether this additional information affects whether or not Gateway follows ISS’ vote recommendation

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will be documented by Gateway (and communicated to ISS if the analysis led to a vote override); or

C.

ISS does not give a vote recommendation, in which case Gateway will independently determine how a particular issue should be voted. In these instances, Gateway, through its portfolio management team, will document the reason(s) used in determining a vote and communicate Gateway’s voting instruction to ISS. Gateway will generally seek to vote in accordance with ISS’ guidelines; or

D.

If voting on any particular security compromises Gateway’s ability to later transact in such security (e.g. shareblocking practices) or if, in Gateway’s judgment, the expected cost associated with the vote exceeds the expected benefits of the vote (e.g. non-U.S. security restrictions), then Gateway will abstain from voting on a particular security; or

E.

If voting would impose costs on the Client, such as opportunity costs for the Client resulting from restricting the use of securities for lending in order to preserve the right to vote, then Gateway will not make efforts to vote these securities on behalf of the Client.

4.4	Conflicts of Interest

From time to time, Gateway or an employee or another affiliate of Gateway may have a conflict of interest with respect to a proxy vote. A conflict of interest may exist, for example, if Gateway has a business relationship (or potential business relationship) with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of any actual or potential conflict of interest, such as a personal conflict of interest (e.g., familial relationship with company management) or of a business relationship (e.g., Gateway is the investment manager to a soliciting company), shall disclose that conflict to the Legal and Compliance Department. In the event of a reported conflict, the Legal and Compliance Department will determine and record how the proxies in question shall be voted; although it is expected that ISS vote recommendations will be followed unless a determination to vote contrary to ISS is documented.

From time to time, ISS experiences conflicts of interest with respect to proxy votes. A conflict of interest can exist, for example, if a subsidiary of ISS has a business consultant relationship with an issuer and ISS is determining a vote recommendation on the same issuer. Gateway has formalized due diligence processes in place to determine, on an annual basis, if ISS’ efforts to mitigate such conflicts are reasonable.

4.5	Due Diligence of Proxy Adviser

Gateway will follow formalized procedures to undertake continuing due diligence of ISS, both in the areas of research and the administrative tasks of proxy voting.

4.6	Record Retention Requirements

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A.	In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Gateway will maintain the following records for a period of not less than five years:

1.	This Gateway proxy voting policy;
2.	Records of Clients’ written requests for this policy and/or their voting record;
3.

Gateway’s written response to such written or oral requests; and in instances that arise due to circumstances describe in Section 4.3 A, B and C, a memo as to how Gateway arrived at its decision to vote the proxies at issue.

B.	ISS will make and retain, on Gateway’s behalf (as evidenced by an undertaking from ISS to provide a copy promptly upon request), the following documents:

1.	A copy of a proxy statement*;
2.	A record of each vote cast by Gateway on behalf of a Client; and
3.	A copy of any document that was material to making a decision how to vote proxies on behalf of a Client or that memorialized the basis of that decision.

*Gateway may also rely on obtaining a copy from the EDGAR system.

4.7	How to Obtain Voting Information

At any time, a Client may obtain this Proxy Voting Policy along with ISS’ Proxy Voting Guidelines Summary and his or her voting record upon the Client’s written or oral request to Gateway.

Effective Date: February 15, 2008, revised December 11, 2008, revised February 18, 2015, revised February 28, 2021

METROPOLITAN WEST ASSET MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

Summary of Subadviser’s Proxy Voting Policy: The Subadviser believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, the Subadviser has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”).

Where TCW has retained the services of a Sub-adviser to provide day-to-day portfolio management for the portfolio, the Adviser may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows the Adviser’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Sub-Adviser’s Proxy Voting Policies and Procedures”) are in the best interests of the Adviser’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW. Consistent with its fiduciary obligations, the Adviser will be responsible for periodically verifying the Sub-Adviser’s implementation of its proxy voting policy with respect to the TCW-managed portfolio.

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The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. In the event of a conflict between contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests. In the event that TCW inadvertently receives any proxy materials on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible for TCW to determine the identity of the client, TCW will promptly forward such materials to the client.

TCW shall disclose the present policy as well as the results of its implementation (including, among others, the way TCW has voted) on its website in accordance with applicable law. In general, TCW shall comply with voting transparency requirements applicable to asset managers provided by the applicable law.

Philosophy

When voting proxies, TCW’s utmost concern is that all decisions be made in the best interests of the client and in accordance with their objectives. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by TCW’s clients. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.

Portfolio managers may also incorporate environmental, social and governance factors into their evaluations as appropriate to their respective strategies, conducive to meeting their clients’ investment objectives, and generally in the best interest of their clients. TCW is not aware of any universally agreed upon objective standards for assessing ESG factors for companies. Rather, these factors tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors. Management and shareholders may disagree as to whether a certain company satisfies ESG standards given the absence of generally accepted criteria and inconsistencies in reporting by issuers. As a diversified asset manager, TCW does not require a one-size fits all approach to ESG evaluation. Rather TCW expects its portfolio managers and other investment personnel to consider ESG factors as appropriate to the situation and strategy when making proxy voting decisions.

Proxy Voting Overrides

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to abstain on a vote or override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, he/she will liaise with the portfolio manager as necessary to clarify the rationale. If the Proxy Specialist is unable to resolve the question to their satisfaction after liaising with the relevant portfolio manager, TCW’s Director of Research (the “Director of Research”) will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee for its independent consideration as to how the vote should be cast.

Conflicts of Interest

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In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely according to the Guidelines and any applicable guidelines provided by TCW’s clients, as outlined below. If a potential conflict of interest arises and there is no predetermined vote, or the Guidelines (or any applicable TCW client guidelines) themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis:

•

Where the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW based on the level of assets under management and other relevant facts and circumstances and will submit his/her analysis to the Proxy Committee for its approval. Where the relationship is deemed material, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

•

Where an employee of TCW sits on the board of a public company, the Proxy Specialist will determine whether such board member is the portfolio manager for the account holding the security, or whether the board member has spoken with the portfolio managers for the account holding the security. If either the particular board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities.

•

When the issuer is a key vendor or broker of TCW, the Proxy Specialist will determine if the portfolio manager for the account(s) holding the security has spoken with the key vendor or broker about the upcoming proxy vote. If there has been communication concerning the proxy vote between the portfolio manager and the key vendor or broker, the relationship will be deemed material. The Proxy Specialist will provide the Proxy Committee with the relevant facts and the Proxy Committee will vote the proxy.

•

Where the issuer is a known affiliate of TCW, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

•

Where any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request to the Proxy Specialist, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.

TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision, including proxy overrides delivered to the Proxy Specialist and decisions of the Proxy Committee. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

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TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.

For proxies of non-U.S. companies, although it is typically both difficult and costly to vote proxies, TCW will make every reasonable effort to vote such proxies.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For director and management nominees in uncontested elections
•	For management nominees in contested elections
•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees
•	For routine management proposals
•	For amendments to the company’s certificate of incorporation or bylaws, except against if an amendment would have the effect of reducing shareholders’ rights

Capital Structure

•	For reasonable changes in authorized common stock
•	For the issuance of common stock or preferred stock, except against if the shares have voting rights superior to those of other common or preferred shareholders, as applicable
•	For approving the issuance or exercise of stock warrants
•	For authorizing preferred stock and making reasonable changes to authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•	For amending or canceling a class or series of preferred stock
•	Against authorizing and for eliminating or amending dual or multiple classes of common stock
•	For a stock repurchase program
•	For a stock split
•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•

For mergers and restructurings, including recapitalization, bankruptcy restructurings, liquidations, reincorporating in a different state, leveraged buyout of the company, spinning off certain company operations or divisions, the sale of assets

•	Case-by-case on cumulative voting

Board of Directors

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•	For limiting the liability of directors
•	For setting the board size
•	For allowing the directors to fill vacancies on the board without shareholder approval
•	Against giving the board the authority to set the size of the board as needed without shareholder approval
•	For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

Anti-Takeover Provisions

•	Against the concept of a classified board
•	Against the concept of a shareholder rights plan (poison pill)
•	Against eliminating or limiting shareholders’ right to call a special meeting
•	For restoring shareholders’ right to call a special meeting
•	Against eliminating or limiting shareholders’ right to act by written consent
•	For restoring shareholders’ right to act by written consent
•	Against establishing or maintaining a supermajority vote provision to (i) approve a merger or other business combination, (ii) change certain bylaw or charter provisions
•	Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid
•	Against fair price provisions
•	For limiting the payment of greenmail
•	Against adopting advance notice requirements
•	Against opting into a state takeover statutory provision

Compensation

•	In favor of reasonable compensation and bonus plans proposed by management, including one-time stock options and deferred compensation plans
•	For adopting, amending or adding shares to a stock incentive, purchase or award plan for employees and non-employee directors, provided that outstanding common stock is not overly diluted
•	For limiting per-employee option awards
•	For extending the term of a stock incentive plan for employees
•	Refer on assuming stock incentive plans
•	With management on “say on pay” proposals

Shareholder Proposals

•	For requiring shareholder ratification of auditors
•	Against requiring the auditors to attend the annual meeting
•	Against limiting consulting by auditors
•	Against requiring the rotation of auditors
•	Against restoring preemptive rights
•	For asking the company to study sales, spin-offs, or other strategic alternatives
•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots
•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations
•	Against eliminating the company’s discretion to vote unmarked proxy ballots.
•	For providing equal access to the proxy materials for shareholders
•	Against making changes to board or chairman election, composition or eligibility requirements
•	Against changing the annual meeting location or date
•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan
•	Against urging the creation of a shareholder committee
•	Case-by-case on adopting cumulative voting

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•	Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect
•	For repealing a classified board
•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan
•	Against supermajority provisions

•	Against repealing fair price provisions

•	For restoring shareholders’ right to call a special meeting or act by written consent

•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•	For seeking to force the company to opt out of a state takeover statutory provision

•	Against reincorporating the company in another state

•	For limiting greenmail payments

•	Against restricting executive or director compensation, but for reasonable enhanced disclosure of executive compensation

•	For banning or calling for a shareholder vote on future golden parachutes

•	Against seeking to award performance-based stock options

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•	Against requiring option shares to be held

•	For the creation of a compensation and a nominating committee

•	For increasing the independence of key committees

Social Issue Proposals

•	For proposals that ask a company to review operations or impacts or disclosure activities or impacts, except against if the proposal calls for action beyond reporting
•	Against proposals that ask the company to implement changes in procedure, including the development of social, economic, environmental or ethical criteria to govern contracts and production

Additional Information

A description of TCW’s policies and procedures relating to proxy voting and class actions can also be found in the firm’s Part 2A of Form ADV. A copy of TCW’s Form ADV is available to clients upon request to the Proxy Specialist.

T. ROWE PRICE ASSOCIATES, INC.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

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T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions.

T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES

Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.

Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each

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year by the ESG Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

V O T E  D E T E R M I N A T I O N

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.

Global Portfolio Companies

The ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.

Fixed Income and Passively Managed Strategies

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Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking

Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan

The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.

The Allianz Variable Insurance Products Trust ◆ SAI ◆ April 30, 2021

In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

R E P O R T I N G ,  R E C O R D  R E T E N T I O N  A N D  O V E R S I G H T

The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

The Allianz Variable Insurance Products Trust ◆ SAI ◆ April 30, 2021

PART C

OTHER INFORMATION

ITEM 28. EXHIBITS

Exhibit Number	Description of Exhibit

(a)(1)	Agreement and Declaration of Trust, of the Allianz Variable Insurance Products Trust, dated July 13, 1999 as amended May 1, 2006, filed on February 5, 2014 as Exhibit (a)(2) to Registrant’s Post-Effective Amendment No. 41, is incorporated by reference.

(b)(1)	By-laws, of the Allianz Variable Insurance Products Trust, dated July 13, 1999 as amended May 1, 2006, filed on February 5, 2014 as Exhibit (b)(2) to Registrant’s Post-Effective Amendment No. 41, is incorporated by reference.

(c)	Not Applicable

(d)(1)	Investment Management Agreement, dated April 27, 2001, between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Trust, filed on October 24, 2001 as Exhibit (d)(2)(i) to Registrant’s Post-Effective Amendment No. 7, is incorporated by reference.

(d)(1)(i)*	Revised Schedule A, dated October 1, 2020, to the Investment Management Agreement between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Trust, dated April 27, 2001, filed herewith.

(d)(1)(ii)*	Revised Attachment 1, dated October 1, 2020, to Revised Schedule A of the Investment Management Agreement between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Trust, dated April 27, 2001, filed herewith.

(d)(2)	Subadvisory Agreement, dated November 28, 2007, between Allianz Life Advisers, LLC, and BlackRock Institutional Management Corporation, filed on April 29, 2008, as Exhibit (d)(3) to Registrant’s Post-Effective Amendment No. 24, is incorporated by reference.

(d)(2)(i)	Novation of Subadvisory Agreement, dated July 1, 2011, between Allianz Life Advisers, LLC, and BlackRock Institutional Management Corporation, filed on December 13, 2011, as Exhibit (d)(2)(i) to Registrant’s Post-Effective Amendment No. 32, is incorporated by reference.

(d)(2)(ii)	Revised Schedule A, dated December 1, 2018, to the Subadvisory Agreement, dated November 28, 2007, as novated July 1, 2011, by and between Allianz Investment Management LLC, and BlackRock Advisors, LLC, filed on April 23, 2019, as Exhibit (d)(2)(ii) to Registrant’s Post-Effective Amendment No. 68, is incorporated by reference.

(d)(3)	Subadvisory Agreement, dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Investment Management, LLC, filed on June 30, 2009 as Exhibit (6)(d) to Registrant’s Registration Statement on form N-14 (File No. 333-160351), is incorporated by reference.

(d)(3)(i)	Revised Schedule A, effective December 1, 2018, to the Subadvisory Agreement dated April 29, 2009, as amended January 2, 2012, between Allianz Investment Management LLC and BlackRock Investment Management, LLC, filed on April 23, 2019, as Exhibit (d)(3)(i) to Registrant’s Post-Effective Amendment No. 68, is incorporated by reference.

(d)(3)(ii)	First Amendment, effective January 2, 2012, to the Subadvisory Agreement dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Investment Management, LLC, filed on December 13, 2011, as Exhibit (d)(3)(ii) to Registrant’s Post-Effective Amendment No. 32, is incorporated by reference.

(d)(4)	Subadvisory Agreement, dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Financial Management, Inc., filed on June 30, 2009 as exhibit (6)(f) to Registrant’s Registration Statement on form N-14 (File No. 333-160351), is incorporated by reference.

(d)(4)(i)	Revised Schedule A, dated December 1, 2018, to the Subadvisory Agreement, dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Financial Management, Inc., filed on April 23, 2019, as Exhibit (d)(4)(i) to Registrant’s Post-Effective Amendment No. 68, is incorporated by reference.

(d)(5)	Subadvisory Agreement, dated April 24, 2015 between Allianz Investment Management LLC and Dimensional Fund Advisors LP, filed on April 21, 2015 as Exhibit (d)(7) to Registrant’s Post-Effective Amendment No. 49, is incorporated by reference.

(d)(5)(i)*	Revised Schedule A, effective March 1, 2021, to the Subadvisory Agreement, dated April 24, 2015 between Allianz Investment Management LLC and Dimensional Fund Advisors LP, filed herewith.

(d)(6)	Subadvisory Agreement draft dated April 29, 2010 between Allianz Investment Management LLC and Gateway Investment Advisers, LLC, filed on April 28, 2010 as Exhibit (d)(14) to Registrant’s Post-Effective Amendment No. 28, is incorporated by reference.

(d)(6)(i)	Revised Schedule A, dated December 1, 2018, to the Subadvisory Agreement dated April 29, 2010 between Allianz Investment Management LLC and Gateway Investment Advisers, LLC, filed on April 23, 2019, as Exhibit (d)(6)(i) to Registrant’s Post-Effective Amendment No. 68, is incorporated by reference.

(d)(7)	Subadvisory Agreement, dated November 14, 2014, between Allianz Investment Management LLC and Metropolitan West Asset Management, LLC, filed on November 3, 2014 as Exhibit (d)(14) to Registrant’s Post-Effective Amendment No. 46, is incorporated by reference.

(d)(8)	Amended and Restated Subadvisory Agreement, dated October 14, 2016, between Allianz Life Investment Management LLC and FIAM LLC, (previously known as Pyramis Global Advisors, LLC), filed on April 26, 2017 as Exhibit (d)(9) to Registrant’s Post-Effective Amendment No. 62, is incorporated by reference.

(d)(8)(i)	Sub-Subadvisory Agreement, dated October 14, 2016, by and between FIAM LLC and Geode Capital Management, LLC, filed on April 26, 2017 as Exhibit (d)(9)(i) to Registrant’s Post-Effective Amendment No. 62, is incorporated by reference.

(d)(9)	Subadvisory Agreement dated November 15, 2013, between Allianz Investment Management LLC and T. Rowe Price Associates, Inc., filed on February 5, 2014 as Exhibit (d)(23) to Registrant’s Post-Effective Amendment No. 41, is incorporated by reference.

(e)(1)	Distribution Agreement, dated August 28, 2007, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed on April 29, 2008, as Exhibit (e)(1) to Registrant’s Post-Effective Amendment No. 24, is incorporated by reference.

(e)(1)(i)*	Revised Schedule I dated, October 1, 2020, to the Distribution Agreement, dated August 28, 2007, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed herewith.

(e)(1)(ii)	Fee Agreement Letter dated August 28, 2007 to the Distribution Agreement between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed on February 4, 2009 as Exhibit (e)(1)(ii) to Registrant’s Post-Effective Amendment No. 25, is incorporated by reference.

(e)(2)	Amended and Restated Participation Agreement dated November 1, 2015, between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of North America, and Allianz Life Financial Services, LLC, filed on February 12, 2016 as Exhibit (e)(2) to Registrant’s Post-Effective Amendment No. 53, is incorporated by reference.

(e)(3)	Amended and Restated Participation Agreement dated November 1, 2015, between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of New York, and Allianz Life Financial Services, LLC, filed on February 12, 2016 as Exhibit (e)(3) to Registrant’s Post-Effective Amendment No. 53, is incorporated by reference.

(f)	N/A

(g)(1)	Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on February 4, 2009 as Exhibit (g)(1) to Registrant’s Post-Effective Amendment No. 25, is incorporated by reference.

(g)(1)(i)	Amendments dated May 2, 2011, July 16, 2010, April 22, 2010, and October 26, 2009 to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on December 13, 2011, as Exhibit (g)(1)(i) to Registrant’s Post-Effective Amendment No. 32, is incorporated by reference.

(g)(1)(ii)	Amendment dated October 31, 2013, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on February 5, 2014 as Exhibit (g)(1)(ii) to Registrant’s Post-Effective Amendment No. 41, is incorporated by reference.

(g)(1)(iii)	Amendments dated January 10, 2014, and April 28, 2014, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on July 18, 2014 Exhibit (g)(1)(iii) to Registrant’s Post-Effective Amendment No. 44, is incorporated by reference.

(g)(1)(iv)	Amendments dated October 27, 2014 and April 27, 2015, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on April 21, 2015 as Exhibit (g)(1)(iv) to Registrant’s Post-Effective Amendment No. 49, is incorporated by reference.

(g)(1)(v)	Fourteenth Amendment dated October 30, 2015, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on February 12, 2016 as Exhibit (g)(1)(v) to Registrant’s Post-Effective Amendment No. 53, is incorporated by reference.

(g)(1)(vi)	Fifteenth Amendment dated April 25, 2016, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on July 29, 2016, as Exhibit (g)(1)(vi) to Registrant’s Post-Effective Amendment No. 58, is incorporated by reference.

(g)(1)(vii)	Sixteenth Amendment dated October 28, 2016, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on February 15, 2017, as Exhibit (g)(1)(vii) to Registrant’s Post-Effective Amendment No. 61, is incorporated by reference.

(g)(1)(viii)*	Custody and Securities Lending Fee Schedule dated January 1, 2021, between Allianz Life Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed herewith

(g)(2)	Securities Lending Authorization Agreement dated March 14, 2011, between Allianz Variable Insurance Products Trust and The Bank of New York Mellon, filed on April 28, 2011, as Exhibit (g)(2) to Registrant’s Post-Effective Amendment No. 29, is incorporated by reference.

(g)(2)(i)	Amendment dated January 24, 2012 to the Securities Lending Authorization Agreement dated March 14, 2011, between Allianz Variable Insurance Products Trust and The Bank of New York Mellon, filed on April 25, 2012, as Exhibit (g)(2)(i) to Registrant’s Post-Effective Amendment No. 34, is incorporated by reference.

(g)(2)(ii)	Amendment effective June 24, 2019, to the Securities Lending Authorization Agreement dated March 14, 2011, between Allianz Variable Insurance Products Trust and The Bank of New York Mellon, filed on April 27, 2020, as Exhibit (g)(2)(ii) to Registrant’s Post-Effective Amendment No. 70, is incorporated by reference.

(h)(1)*	Services Agreement dated January 1, 2021, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed herewith.

(h)(1)(i)	Amendment dated February 21, 2018, to the Services Agreement dated January 1, 2018, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on April 24, 2018 as Exhibit (h)(1)(i) to Registrant’s Post-Effective Amendment No. 66, is incorporated by reference.

(h)(1)(ii)	Amendment dated February 20, 2019, to the Services Agreement dated January 1, 2018, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on April 23, 2019, as Exhibit (h)(1)(ii) to Registrant’s Post-Effective Amendment No. 68, is incorporated by reference.

(h)(1)(iii)	Transfer Agency Agreement dated April 1, 2015, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on April 21, 2015 as Exhibit (h)(1)(ii) to Registrant’s Post-Effective Amendment No. 49, is incorporated by reference.

(h)(1)(iv)*	Agreement amendments dated November 14, 2017 and October 30, 2020 to the Transfer Agency Agreement dated April 1, 2015, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed herewith.

(h)(2)*	PFO Agreement dated January 1, 2021, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed herewith.

(h)(3)	Amended and Restated Administrative Services Agreement, dated March 1, 2020, , by and among Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Investment Management LLC, filed on April 27, 2020, as Exhibit (h)(3) to Registrant’s Post-Effective Amendment No. 70, is incorporated by reference.

(h)(4)	Amended and Restated Compliance Services Agreement, dated February 19, 2020, by and among Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Investment Management LLC, filed on April 27, 2020, as Exhibit (h)(4) to Registrant’s Post-Effective Amendment No. 70, is incorporated by reference.

(h)(5)	Amended Expense Limitation Agreement, dated May 1, 2007, between Allianz Life Advisers LLC, and Allianz Variable Insurance Products Trust, filed on April 29, 2008, as Exhibit (h)(5) to Registrant’s Post-Effective Amendment No. 24, is incorporated by reference.

(h)(5)(i)*	Revised Exhibit A, dated October 1, 2020, to the Amended Expense Limitation Agreement, dated May 1, 2007, between Allianz Life Advisers LLC and Allianz Variable Insurance Products Trust, filed herewith.

(h)(5)(ii)	Amendment No. 1 dated January 23, 2012, to the Amended Expense Limitation Agreement, dated May 1, 2007, between Allianz Life Advisers LLC and Allianz Variable Insurance Products Trust, filed on April 25, 2012, as Exhibit (h)(5)(ii) to Registrant’s Post-Effective Amendment No. 34, is incorporated by reference.

(h)(6)	Net Investment Income Maintenance Agreement dated March 18 2020,between Allianz Investment Management LLC, Allianz Life Financial Services, LLC, and Allianz Variable Insurance Products Trust, filed on April 27, 2020, as Exhibit (h)(6) to Registrant’s Post-Effective Amendment No. 70, is incorporated by reference.

(h)(7)	Joint Insured Agreement dated February 26, 2020, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Investment Management LLC, filed on April 27, 2020, as Exhibit (h)(7) to Registrant’s Post-Effective Amendment No. 70, is incorporated by reference.

(i)*	Opinion and consent of counsel, filed herewith.

(j)*	Consent of PricewaterhouseCoopers LLP (Independent Registered Public Accounting Firm), filed herewith.

(k)	N/A

(l)	N/A

(m)(1)	Rule 12b-1 Distribution Plan for the Allianz Variable Insurance Products Trust effective October 27, 1999, filed on October 26, 1999 as Exhibit (m) to Registrant’s Pre-Effective Amendment No. 2, is incorporated by reference.

(m)(1)(i)*	Revised Exhibit A, dated October 1, 2020, to the Distribution Plan for the Allianz Variable Insurance Products Trust effective October 27, 1999, filed herewith. .

(n)	Rule 18f-3 Multiple Class Plan, dated February 23, 2007, as revised June 15, 2016, for the Allianz Variable Insurance Products Trust, filed on July 18, 2016 as Exhibit 10(b) to Registrant’s Initial Registration Statement on Form N-14 (File Nos. 333-212555 and 811-9491) is incorporated by reference.

(n)(i)*	Revised Schedule A, dated October 1, 2020, to the Rule 18f-3 Multiple Class Plan, dated February 23, 2007, as revised June 15, 2016, for the Allianz Variable Insurance Products Trust, filed herewith.

(p)(1)*	Code of Ethics of Allianz Investment Management LLC, effective January 6, 2021, filed herewith.

(p)(2)*	Code of Ethics of Allianz Life Financial Services, LLC, dated January 2020, and revised as of June 2015, filed herewith.

(p)(3)*	Code of Ethics of Allianz Variable Insurance Products Trust, revised February 19, 2020, filed herewith. .

(p)(4)	Code of Ethics of BlackRock Investment Adviser Companies (all BlackRock entities) revised as of November 23, 2018 and February 26, 2019, filed on April 23, 2019, as Exhibit (p)(4) to Registrant’s Post-Effective Amendment No. 68, is incorporated by reference.

(p)(5)	Code of Ethics of Citi Fund Services Ohio, Inc., dated January 1, 2019, filed on April 23, 2019, as Exhibit (p)(5) to Registrant’s Post-Effective Amendment No. 68, is incorporated by reference.

(p)(6)	Code of Ethics of Dimensional Fund Advisors LP, effective January 1, 2020, filed on April 27, 2020, as Exhibit (p)(6) to Registrant’s Post-Effective Amendment No. 70, is incorporated by reference.

(p)(7)	Code of Ethics of FIAM LLC (Fidelity Companies) as of 2020, filed on April 27, 2020, as Exhibit (p)(7) to Registrant’s Post-Effective Amendment No. 70, is incorporated by reference.

(p)(8)	Code of Ethics of Gateway Investment Advisers, LLC, as of January 1, 2018, filed on April 24, 2018 as Exhibit (p)(8) to Registrant’s Post-Effective Amendment No. 66, is incorporated by reference.

(p)(9)	Code of Ethics of Metropolitan West Asset Management, LLC (TCW), as of March 13, 2017, filed on April 26, 2017 as Exhibit (p)(9) to Registrant’s Post-Effective Amendment No. 62, is incorporated by reference.

(p)(10)	Code of Ethics of T.Rowe Price Group, Inc., effective December 1, 2019, filed on April 27, 2020, as Exhibit (p)(11) to Registrant’s Post-Effective Amendment No. 70, is incorporated by reference.

(q)	Powers of Attorney, filed on April 27, 2020, as Exhibit (q) to Registrant’s Post-Effective Amendment No. 70, is incorporated by reference.

(r)*	Company Organizational Chart, as of December 31, 2020, filed herewith.

* Filed herewith

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Company organizational chart is incorporated in this filing as Exhibit (r).

ITEM 30. INDEMNIFICATION

The Trust’s Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties or, in a criminal proceeding, such Trustee or officers had reasonable cause to believe their conduct was unlawful. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Registration No.

1.	Allianz Investment Management LLC (previously Allianz Life Advisers, LLC) - this information is included in Form ADV filed with the SEC by Allianz Life Advisers and is incorporated by reference herein.	801-60167

2.	BlackRock Advisors, LLC, - this information is in form ADV filed with the Form ADV filed with the SEC by BlackRock Advisors, LLC and is incorporated by reference herein.	801-47710

3.	BlackRock Financial Management, Inc. - this information is in form ADV filed with the SEC by BlackRock Financial Management, Inc. and is incorporated by reference herein.	801-48433

4.	BlackRock Investment Management, LLC. - this information is in form ADV filed with the SEC by BlackRock Investment Management, LLC. and is incorporated by reference herein.	801-56972

5.	Dimensional Fund Advisors LP - this information is in form ADV filed with the SEC by Dimensional Fund Advisors LP and is incorporated by reference herein.	801-16283

6.	FIAM LLC (Pyramis Global Advisers ) - this information is included in Form ADV filed with the SEC by Fidelity Institutional Asset Management and is incorporated herein by reference.	801-63658

7.	Gateway Investment Advisers, LLC - this information is included in Form ADV filed with the SEC by Gateway Investment Advisers, LLC and is incorporated herein by reference.	801-68972

8.	Metropolitan West Asset Management, LLC - this information is included in Form ADV filed with the SEC by Massachusetts Financial Services Company and is incorporated herein by reference.	801-53332

9.	T. Rowe Price Associates, Inc. - this information is included in Form ADV filed with the SEC by T. Rowe Price Associates, Inc., and is incorporated by reference herein.	801-856

ITEM 32. PRINCIPAL UNDERWRITER

(a)	Allianz Life Financial Services, LLC (“ALFS”), whose address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as the Funds’ distributor.

ALFS is affiliated with the Manager. ALFS acts a principal underwriter for the following investment companies:

Allianz Variable Insurance Products Fund of Funds Trust

Allianz Variable Insurance Products Trust

(b) Officers and Directors.

Name & Principal Business Address*	Position with Underwriter
Corey Walther	Governor and President
Eric J. Thomes	Governor, Chief Executive Officer, and Chief Manager
Catherine A. Mahone	Governor
William E. Gaumond	Governor
Brent Hipsher	Chief Financial Officer and Treasurer
Matthew C. Dian	Vice President, Chief Compliance Officer
Kristine M. Lord-Krahn	Chief Legal Officer and Secretary
Heather L. Kelly	Executive Vice President, Head of Advisory & Strategic Accounts
Tracy M. Haddy	Assistant Secretary
Nicole D. Van Walbeek	Assistant Secretary

    *5701 Golden Hills Drive, Minneapolis, Minnesota 55416

(c) Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:

Allianz Investment Management LLC, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416

Allianz Life Financial Services, LLC, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416

Business Data Record Services, 201 9th Ave SW, New Brighton, MN 55112

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Ste 200, Columbus, Ohio 43219

FIS Investors Services LLC, 4249 Easton Way, Ste 400, Columbus, Ohio 43219

The Bank of New York Mellon, One Wall Street, New York, New York 10286

BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, DE 19809

BlackRock Financial Management, Inc., 55 East 52nd Street, New York, NY 10055

BlackRock Investment Management, LLC, 1 University Square Drive, Princeton, NJ 08540

Dimensional Fund Advisors LP, 6300 Bee Cave Road, Bldg One, Austin, TX 78746

FIAM LLC (dba Pyramis Global Advisors), 900 Salem Street, Smithfield, RI 02917

Gateway Investment Advisers, LLC, 312 Walnut St, Ste 3500, Cincinnati, OH 45202-9834

Metropolitan West Asset Management, LLC, 865 S. Figueroa Street, Suite 1800, Los Angeles, CA 90017

T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202,

                                                    4515 Painters Mill Road, Owings Mills, MD 21117

ITEM 34. MANAGEMENT SERVICES

N/A

ITEM 35. UNDERTAKINGS

N/A

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, in the State of Minnesota on the 28th day of April, 2021.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

By:	/s/ Brian Muench

Brian Muench, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement of Allianz Variable Insurance Products Trust has been signed below by the following persons in the capacities indicated on April 28, 2021.

Signature	Title

/s/ Peter R. Burnim*	Trustee
Peter R. Burnim

/s/ Peggy L. Ettestad*	Trustee
Peggy L. Ettestad

/s/ Dickson W. Lewis*	Trustee
Dickson W. Lewis

/s/ Claire R. Leonardi*	Trustee
Claire R. Leonardi

/s/ Tamara Lynn Fagely*	Trustee
Tamara Lynn Fagely

/s/ Richard H. Forde*	Trustee
Richard H. Forde

/s/ Bashir C. Asad	Treasurer (principal financial and accounting officer)
Bashir C. Asad

By:	/s/ Brian Muench

Brian Muench, Trustee and President

*Pursuant to powers of attorney filed as Exhibit (q) to this Registration Statement

EXHIBITS

TO

POST-EFFECTIVE AMENDMENT NO. 72

TO

FORM N-1A

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

INDEX TO EXHIBITS

Exhibit	Description of Exhibit
(d)(1)(i)	Rev Schedule A, dated Oct 1, 2020 to the Investment Mgmt Agmt
(d)(1)(ii)	Revised Attachment 1, dated October 1, 2020, to Revised Schedule A of the Investment Management Agreement
(d)(5)(i)	Revised Schedule A, effective March 1, 2021 , to the Dimensional Subadvisory Agreement
(e)(1)(i)	Rev Schedule I dated October 1, 2020 to the Distribution Agmt
(g)(1)(viii)	Custody and Securities Lending Fee Schedule dated Jan 1, 2021
(h)(1)	Citi Services Agreement dated Jan 1, 2021
(h)(1)(iv)	Transfer Agency Agreement Amendments, 2017 & 2020
(h)(2)	PFO Agreement dtd Jan 2021
(h)(5)(i)	Revised Exhibit A, dated October 1, 2020, to the Amended Expense Limitation Agreement
(i)	Opinion and Consent of Counsel
(j)	Consent of PricewaterhouseCoopers LLP (Independent Registered Public Accounting Firm)
(m)(1)(i)	Rev Exhibit A to the Distribution Plan dtd October 1, 2020
(n)(i)	Rev Schedule A, dtd Oct 1, 2020, to the Rule 18f-3 Mult Class Plan
(p)(1)	Code of Ethics of Allianz Investment Management LLC
(p)(2)	Code of Ethics of Allianz Life Financial Services LLC
(p)(3)	Code of Ethics of Allianz Variable Insurance Products Trust
(r)	Company Organizational Chart